                                    PART B

                                UAM FUNDS, INC.

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                              ACADIAN PORTFOLIOS

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            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Acadian Portfolios dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS
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
INVESTMENT OBJECTIVES AND POLICIES..................    2

PURCHASE AND REDEMPTION OF SHARES...................   16

VALUATION OF SHARES.................................   18

SHAREHOLDER SERVICES................................   18

INVESTMENT LIMITATIONS..............................   20

MANAGEMENT OF THE FUND..............................   22

INVESTMENT ADVISER..................................   26

PORTFOLIO TRANSACTIONS..............................   28

ADMINISTRATIVE SERVICES.............................   29

CUSTODIAN...........................................   32

INDEPENDENT ACCOUNTANTS.............................   32

DISTRIBUTOR.........................................   32

PERFORMANCE CALCULATIONS............................   32

GENERAL INFORMATION.................................   34

FINANCIAL STATEMENTS................................   36

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS..  A-1

APPENDIX B - COMPARISONS............................  B-1
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                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the Acadian Emerging Markets and Acadian International Equity Portfolios (the "Acadian Portfolios") as set forth in the Acadian
Prospectus.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time

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deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

         Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by securities listed above.

HEDGING STRATEGIES

          Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio has authority to write

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(i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, the Portfolios may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the

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Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

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          The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

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FUTURES CONTRACTS

          Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government
Agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Portfolio. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolios will minimize the risk that they will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures

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positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolios may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

          Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

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PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

          The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a

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Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid debt securities in a segregated account with the Custodian.

          Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

          Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the- counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

          Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

SWAP CONTRACTS

          Each Portfolio may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices, fixed income indices, and stock indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

          The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions.

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

          The use of swaps may involve investment techniques and risks different from those associated with other portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.

PORTFOLIO TURNOVER

          The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Emerging Markets and International Equity Portfolios.


                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments is $1,000. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:

Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.



          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          A one percent redemption fee is charged on shares held less than 90 days. No other charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, when the Board of Directors determines that it reflects fair value.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each Acadian Portfolio may be exchanged for Institutional Class Shares of the other Acadian Portfolio. In addition, Institutional Class Shares of each Acadian Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectus. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.


          As a matter of fundamental policy, each Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in (f) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

     (5) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof) (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

     (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33/1//\\3\\% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

     (8)  underwrite the securities of other issuer; and

     (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions.

          As a matter of non-fundamental policy, each Portfolio will not:

     (a) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (b)  purchase on margin or sell short except as specified in (a) above;

     (c) purchase additional securities when borrowings exceed 5% of total gross assets;

     (d) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (e) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (f) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (g) invest for the purpose of exercising control over management of any company;

     (h) (with respect to the Acadian Emerging Markets Portfolio) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, with respect to 50% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the outstanding voting securities of such issuer, or with respect to the remaining 50% of its total assets, more than 25% of the value of its total assets would be invested in the securities of any single issuer; and

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS


          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of
College Road-RFD 3        Squam Investment Management Company,
Meredith, NH 03253        Inc. and Great Island Investment
  1/26/29                 Company, Inc.; President of Bennett
                          Management Company from 1988 to
                          1993.

Nancy J. Dunn             Director of the Fund; Vice President
10 Garden Street          For Finance and Administration and
Cambridge, MA  02138      Treasurer of Radcliffe College since
  8/14/51                 1991.

Philip D. English         Director of the Fund; President and
16 West Madison Street    Chief Executive Officer of
Baltimore, MD 21201       Broventure Company, Inc.; Chairman
  8/5/48                  of the Board of Chektec Corporation
                          and Cyber Scientific, Inc.

William A. Humenuk        Director of the Fund; Partner in the
4000 Bell Atlantic Tower  Philadelphia office of the law firm
1717 Arch Street          Dechert Price & Rhoads; Director,
Philadelphia, PA 19103    Hofler Corp.
  4/21/42

Norton H. Reamer*         Director, President and Chairman of
One International Place   the Fund; President, Chief Executive
Boston, MA 02110          Officer and a Director of United
  3/21/35                 Asset Management Corporation;
                          Director, Partner or Trustee of each
                          of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director of the Fund; Executive Vice
Jr.*                      President of United Asset Management
One International Place   Corporation; formerly an executive
Boston, MA  02110         officer and Director of T. Rowe
  8/24/40                 Price and President and Chief
                          Investment Officer of T. Rowe Price
                          Trust Company.

Peter M. Whitman, Jr.*    Director of the Fund; President and
One Financial Center      Chief Investment Officer of Dewey
Boston, MA 02111          Square Investors Corporation since
  7/1/43                  1988; Director and Chief Executive
                          Officer of H.T. Investors, Inc.,
                          formerly a subsidiary of Dewey
                          Square.

William H. Park           Vice President of the Fund;
One International Place   Executive Vice President and Chief
Boston, MA 02110          Financial Officer of United Asset
  9/19/47                 Management Corporation.

Gary L. French            Treasurer of the Fund; President of
211 Congress Street       UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Vice President
  7/4/51                  of Operations, Development and
                          Control of Fidelity Investments in
                          1995; Treasurer of the Fidelity
                          Group of Mutual Funds from 1991 to
                          1995.

Robert R. Flaherty        Assistant Treasurer of the Fund;
211 Congress Street       Vice President of UAM Fund Services,
Boston, MA 02110          Inc., former Manager of Fund
  9/18/63                 Administration and Compliance of
                          Chase Global Fund Services Company
                          from 1995 to 1996; Senior Manager of
                          Deloitte & Touche LLP from 1985 to
                          1995.

Gordon M. Shone           Assistant Treasurer of the Fund;
73 Tremont Street         Vice President of Fund
Boston, MA  02108         Administration and Compliance of
  7/30/56                 Chase Global Funds Services Company;
                          formerly Senior Audit Manager of
                          Coopers & Lybrand LLP from 1983 to
                          1993.

Michael DeFao             Secretary of the Fund; Vice
211 Congress Street       President and General Counsel of UAM
Boston, MA 02110          Fund Services, Inc. and UAM Fund
  2/28/68                 Distributors, Inc.; Associate
                          Attorney of Ropes & Gray (a law
                          firm) from 1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund;
73 Tremont Street         Senior Vice President and General
Boston, MA 02108          Counsel of Chase Global Funds
  3/7/55                  Services Company.

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


REMUNERATION OF DIRECTORS AND OFFICERS


          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and the UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                     Pension or
                                     Retirement                    Total
                                      Benefits     Estimated   Compensation
                        Aggregate     Accrued as    Annual         from
                      Compensation    Part of      Benefits     Registrant
Name of Person,           from          Fund         Upon        and Fund
Position               Registrant     Expenses    Retirement     Complex
--------               ----------     --------    ----------     -------
John T. Bennett,         $26,791         0             0          $32,750
 Jr.
 Director...........
Nancy J. Dunn            $ 6,774         0             0          $ 8,300
 Director...........
Philip D. English        $26,791         0             0          $32,750
 Director...........
William A. Humenuk       $26,791         0             0          $32,750
 Director...........

                        PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record 5% or more of the shares of a Portfolio:

          Acadian Emerging Markets Portfolio: UNISYS, Attn: Gary Biscoll, Township Line & Union Meeting Road, P.O. Box 500, Blue Bell, PA, 60.4%; RJR Nabisco Inc., Defined Benefit Master Trust, 301 North Main Street, Winston Salem, NC, 10.2% and Charles Schwab & Co. Inc., FBO Customers-Reinvest Account,
Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 9.3%*.

          Acadian International Equity Portfolio: Bankers Trust Company, Trustee, FBO Premark International Master Pension Trust, 34 Exchange Pl 4th Floor, Jersey City, NJ, 69.1%*; Bankers Trust Company, Trustee, Tupperware Corp. RSP, 34 Exchange Place MS 3048, Jersey City, NJ, 15.4% and Bankers Trust Company, Trustee, FBO Tupperware Corp. Base Retirement Trust, 34 Exchange Place, 4th Floor, Jersey City, NJ, 5.5%*.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Acadian Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreement may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser's investment philosophy follows a rigorous, proven approach which it calls Enhanced Value Investing. The Adviser believes that over the long term, empirical evidence shows that value investing results in superior returns. The Adviser enhances the efficacy of time-proven fundamental value measures by incorporating a number of growth-related factors, such as price momentum and trends in analysts' earnings estimates, to target undervalued companies that also have strong prospects for future outperformance. The Adviser's approach is implemented via a highly disciplined and structured process, which utilizes proprietary sophisticated technology and a multi-factor model for investment decision-making. The Adviser maintains 25 years of proprietary data on over 16,000 securities and 40 countries. From over a decade of detailed statistical analysis of this data, the Adviser has isolated the investment factors it believes are most likely to lead to superior investment returns. In the Adviser's unique process, these factors are weighted and combined on a market-by-market basis to identify the most attractive securities in each market.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included USAir, Inc., E.I. DuPont de Nemours Co., Inc., Fluor Corporation, RJR Nabisco and SEI Investment Management.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

 ADVISORY FEES

          As compensation for services rendered by the Adviser under the Agreement, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the Portfolio's average daily net assets for the month:

                                                        Rate

    Acadian Emerging Markets Portfolio.............     1.00%

    Acadian International Equity Portfolio.........     0.75%

for the first $50 million in average daily net assets, 0.65% for the next $50 million of average daily net assets, 0.50% for the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million.

          For the fiscal year ended October 31, 1995, the Acadian Emerging Markets Portfolio and Acadian International

Equity Portfolio paid advisory fees of approximately $112,000 and $0, respectively. During this period, the Adviser voluntarily waived advisory fees of approximately $74,000 for the Acadian Emerging Markets Portfolio and $18,000 for the Acadian International Equity Portfolio. For the fiscal year ended October 31, 1996, the Acadian Emerging Markets and International Equity Portfolios paid advisory fees of $551,585 and $0, respectively. During the same period, the Adviser voluntarily waived advisory fees of $0 and $90,328 for the Emerging Markets and International Equity Portfolios, respectively. For the Fiscal Year ended October 31, 1997, the Acadian Emerging Markets Portfolio and the Acadian International Equity Portfolio paid advisory fees of approximately $862,391 and $2,162, respectively. During this period, the Adviser voluntarily waived fees of approximately $143,747 for the International Equity Portfolio.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, the Portfolios may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Acadian Emerging Markets Portfolio paid brokerage commissions of approximately $151,912, $181,022 and $184,776, respectively; and the Acadian International Equity Portfolio paid brokerage commissions of approximately $870, $10,789 and $12,521, respectively.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                              Annual Rate
        Emerging Markets Portfolio ............     0.06%
        International Equity Portfolio ........     0.06%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate
class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997 administrative services fees paid to the Administrator by the Acadian Emerging Markets Portfolio totaled $71,000, $105,671 and $140,787, respectively, administrative fees paid by the Acadian International Equity Portfolio totaled $77,000, $93,183 and $104,459, respectively. Of the fees paid in the fiscal years ended October 31, 1996 and 1997, Acadian Emerging Markets Portfolio paid $83,905 and $89,053 to CGFSC and $21,766 and $51,734 to UAMFSI, and Acadian International Equity Portfolio paid $87,678 and $92,787 to CGFSC and $5,505 and $11,672 to UAMFSI, respectively.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Emerging Markets Portfolio and International Equity Portfolio paid the Service Provider $76 and $521, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          Each Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of returns for the Acadian Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein, are as follows:


                                                          Since
                                                        Inception
                                         One Year      Through Year
                                          Ended           Ended
                                       October 31,     October 31,    Inception
                                           1997            1997          Date
                                      --------------  --------------  ----------
Acadian International Equity
  Portfolio.........................           0.25%           7.39%     3/29/93

Acadian Emerging Markets
  Portfolio.........................         (5.71)%           3.37%     6/17/93


These figures were calculated according to the following formula:

     P (1 + T)/n/ = ERV

where:
               P=        a hypothetical initial payment of $1,000
               T=        average annual total return
               n=        number of years
               ERV =     ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Services Shares or Adviser shares of these Portfolios have been offered by the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) for the Acadian Portfolios for the fiscal year ended October 31, 1997, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF RATINGS FOR CORPORATE BONDS

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge."

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in the class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining many real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although the are somewhat more susceptible to the adverse effects of changes in circumstances and economic condition that bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (h) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (i) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (j) The Salomon-Russell Broad Market Index (BMI) -- measures the performance of approximately 4,500 institutionally investable equity securities in 23 worldwide local markets whose combined total available market capitalization exceeds $106 million. The BMI is split into two major components. The Primary Market Index defines the large stock universe, representing the top 80% of the available capital of the BMI in each country. The Extended Market Index represents the remaining 20% of the available capital that defines the small stock universe.

     (k) IFC Investable Index - an unmanaged emerging markets index maintained by the International Finance Corporation. The index consists of 890 companies in 25 emerging equity markets and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     (l) Morgan Stanley Capital International Emerging Market Indices -- represent the local industry composition in emerging market countries. The indices aim to cover 60% of the available total market capitalization of each local market and currently include returns on 13 emerging equity markets.

     (m) The Morgan Stanley Capital International Europe 13 Index -- is an unmanaged index composed of the securities listed on the stock exchanges of the following countries: Australia, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

     (n) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (o) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (p) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (q) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.


     (r)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (s) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (t) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
--------------------------------------------------------------------------------
AUSTRALIA (8.7%)
 Australia & New Zealand Banking Group Ltd................... 34,600 $   241,291
 Caltex Australia Ltd........................................ 16,100      47,424
 Commonwealth Bank of Australia.............................. 21,100     242,524
 David Jones Ltd............................................. 86,400     109,330
 Email Ltd................................................... 22,000      58,461
 Foster's Brewing Group Ltd.................................. 17,000      32,268
 National Australia Bank Ltd................................. 21,800     298,078
 Qantas Airways Ltd.......................................... 58,900     105,587
 Rothmans Holdings Ltd.......................................  7,800      38,493
 Santos Ltd.................................................. 59,600     274,017
 Westpac Banking Corp. ...................................... 46,700     271,832
                                                                     -----------
                                                                       1,719,305
--------------------------------------------------------------------------------
AUSTRIA (0.6%)
 Voest-Alpine Stahl AG.......................................  2,900     125,495
--------------------------------------------------------------------------------
BELGIUM (2.7%)
 Credit Communal Holding Dexia...............................  1,700     185,855
 Electrabel S.A..............................................  1,000     224,570
 Tractebel...................................................  1,500     127,853
                                                                     -----------
                                                                         538,278
--------------------------------------------------------------------------------
CANADA (5.9%)
 Cascades, Inc. ............................................. 14,900     109,971
 Metro-Richeliee, Inc., Class A..............................  2,650      28,680
 National Bank of Canada..................................... 21,200     301,654
 Onex Corp...................................................  7,800     206,195
 Stelco, Inc., Class A....................................... 14,000     107,799
 Trilon Financial Corp., Class A............................. 30,300     223,632
 Westcoast Energy, Inc.......................................  9,100     186,637
                                                                     -----------
                                                                       1,164,568
--------------------------------------------------------------------------------
FINLAND (0.5%)
 Merita Ltd., Class A........................................ 19,200      93,836
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
FRANCE (2.2%)
 Chargeurs International S.A. ...........................     250 $    16,733
 Cie Financiere de CIC et de L'Union Europeenne..........     300      21,900
 Compagnie Generale D'Industrie et de Participations.....     637     207,654
 De Dietrich et Compagnie S.A............................     320      14,921
 Eridania Beghin-Say S.A.................................     250      35,980
 Pernod Ricard...........................................   2,900     134,412
                                                                  -----------
                                                                      431,600
-----------------------------------------------------------------------------
GERMANY (3.5%)
 BASF AG.................................................   2,800      96,403
 Merck KGaA..............................................   6,050     224,971
 Otto Reichelt AG........................................   1,850      26,830
 Papierwerke Waldhof-Aschaffenburg AG....................     800     155,099
 Viag AG.................................................     100      46,699
 *Viag AG (New)..........................................      84      39,106
 Volkswagen AG...........................................     100      59,346
 *Wuensche AG............................................     300      32,892
                                                                  -----------
                                                                      681,346
-----------------------------------------------------------------------------
HONG KONG (3.3%)
 Guoco Group Ltd. .......................................  30,000      65,589
 Hang Lung Development Co................................ 116,000     159,819
 Hong Kong Aircraft Engineering Co., Ltd.................  12,000      30,893
 Jardine International Motor Holdings Ltd. ..............  20,000      14,489
 Kumagai Gumi Ltd........................................ 177,000     162,574
 Lai Sun Garment (International) Ltd. ...................  32,000      19,457
 Peregrine Investment Holdings Ltd. .....................  70,000      68,823
 QPL International Holdings Ltd. ........................  80,000      49,676
 Semi-Tech (Global) Ltd..................................  34,000      25,291
 Tai Cheung Holdings Ltd. ...............................  72,000      34,929
 Wing On Company International Ltd.......................  26,000      20,517
                                                                  -----------
                                                                      652,057
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN (27.9%)
 Aoki International Co., Ltd.................................  3,000 $    30,419
 Bank of Okinawa Ltd.........................................  1,000      24,850
 Cesar Co. ..................................................  4,000       9,807
 Chiyoda Fire & Marine Insurance Co., Ltd.................... 14,000      50,848
 Chubu Electric Power Co., Inc............................... 15,000     254,322
 Chuetsu Pulp & Paper Co., Ltd. .............................  6,000      13,514
 Chugoku Electric Power Co., Ltd.............................  2,000      32,580
 Cosmo Oil Co., Ltd. ........................................ 30,000      70,313
 Daikyo, Inc................................................. 24,000      45,878
 Daio Paper Corp............................................. 13,000      88,813
 Daiwa Kosho Lease Co., Ltd. ................................ 12,000      73,005
 Dowa Fire & Marine Insurance Co. ........................... 10,000      39,977
 Fuji Fire & Marine Insurance................................ 10,000      31,915
 Fuji Heavy Industries Ltd. ................................. 44,000     175,166
 Fuji Photo Film Co., Ltd....................................  6,000     217,420
 Fujita Corp. ............................................... 79,000      62,375
 Gunze Ltd................................................... 18,000      53,108
 Hitachi Ltd. ............................................... 34,000     261,386
 Hokkaido Bank............................................... 35,000      33,743
 Idec Izumi..................................................  3,000      17,329
 Itochu Fuel Corp............................................  7,000      25,598
 Jaccs.......................................................  8,000      51,529
 Kamei.......................................................  4,000      35,572
 Kansai Electric Power Company, Inc.......................... 13,000     230,136
 Kikkoman Corp. ............................................. 20,000     122,673
 Kita-Nippon Bank............................................    500      27,011
 Kyudenko Co., Ltd...........................................  6,000      38,448
 Lion Corp. ................................................. 22,000      83,743
 Matsumura-Gumi.............................................. 13,000      26,795
 Matsushita Electric Industrial Co., Ltd. ................... 19,000     318,983
 *Mitsui O.S.K. Lines Ltd. .................................. 93,000     149,177
 Mitsui Wood Systems, Inc. ..................................  2,000       9,059
 NEC Corp.................................................... 23,000     252,327
 Nichiei (Fudosan)........................................... 10,000      13,547
 Nichimen Corp............................................... 25,000      54,646

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Nintendo Corp., Ltd.........................................    500 $    43,218
 Nippon Metal Industry.......................................  9,000      14,212
 Nippon Oil Co., Ltd......................................... 27,000     110,630
 Nippon Shinpan Co. ......................................... 24,000      50,266
 Nissan Motor Co., Ltd....................................... 44,000     234,408
 Nissho Iwai Corp............................................  1,000       8,303
 Orient Corp................................................. 29,000      71,825
 Osaka Stadium...............................................  8,000      32,247
 Seino Transportation Co., Ltd............................... 19,000     164,229
 Sekisui House Ltd. ......................................... 26,000     222,573
 Shionogi & Co. ............................................. 10,000      60,755
 Snow Brand Milk Products Co.................................  9,000      34,408
 Suntelephone Co., Ltd.......................................  2,000       8,145
 Takashimaya Co..............................................  6,000      56,848
 Tokyo Construction Co....................................... 25,000      34,491
 Tokyo Electric Power Co. ................................... 18,000     344,083
 Toppan Printing Company Co., Ltd............................ 18,000     225,898
 Toshiba Corp................................................ 41,000     185,713
 Toyo Seikan Kaisha.......................................... 16,000     251,330
 Toyota Tsusho Corp..........................................  8,000      30,652
 Uchida Yoko.................................................  7,000      21,410
 Yamaichi Securities Co...................................... 11,000      20,845
 Yasuda Fire & Marine Insurance.............................. 45,000     249,460
                                                                     -----------
                                                                       5,501,961
--------------------------------------------------------------------------------
MALAYSIA (0.7%)
 MBF Capital Bhd.............................................  7,000       4,121
 Malaysian Airline System Bhd................................ 25,000      33,043
 Multi-Purpose Holdings Bhd.................................. 43,000      22,605
 Oriental Holdings Bhd.......................................  6,400      13,073
 Perlis Plantations Bhd. .................................... 34,750      63,675
                                                                     -----------
                                                                         136,517
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
NETHERLANDS (6.8%)
 Boskalis Westminster N.V. ..................................  5,049 $    85,581
 DSM N.V. ...................................................  2,578     232,830
 ING Groep N.V. .............................................  6,192     259,994
 International-Muller N.V....................................  3,690     117,297
 KLM Royal Dutch Air Lines N.V. .............................  9,009     305,406
 Koninklijke Hoogovens N.V...................................  4,200     192,581
 Koninklijke Van Ommeren N .V. ..............................  4,200     150,386
                                                                     -----------
                                                                       1,344,075
--------------------------------------------------------------------------------
NEW ZEALAND (0.9%)
 Lion Nathan, Ltd. .......................................... 69,900     168,775
--------------------------------------------------------------------------------
NORWAY (4.0%)
 Den Norske Bank A.S......................................... 33,100     149,528
 Elkem ASA...................................................  7,400     112,310
 Nera ASA.................................................... 15,500     100,503
 Norske Skogindustrier ASA, Class A..........................  4,600     145,200
 Orkla ASA, Class A..........................................  2,300     210,754
 Sparebanken NOR.............................................  1,000      34,558
 Unitor ASA..................................................  2,100      33,218
                                                                     -----------
                                                                         786,071
--------------------------------------------------------------------------------
SINGAPORE (0.9%)
 Fraser & Neave Ltd.......................................... 17,000      85,351
 Hotel Properties Ltd........................................ 34,000      25,714
 Singapore Land Ltd..........................................  8,000      22,777
 Wing Tai Holdings, Ltd...................................... 40,000      50,842
                                                                     -----------
                                                                         184,684
--------------------------------------------------------------------------------
SWEDEN (1.2%)
 Hoganas AB, Class B.........................................  1,300      48,195
 SSAB Svenkst Stal AB, Class B...............................  6,000     100,018
 Sparbanken Sverige AB, Class A..............................  3,900      88,415
                                                                     -----------
                                                                         236,628
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SWITZERLAND (2.7%)
 Keramik Holding AG Laufen..................................     140 $    67,576
 Novartis AG................................................     130     204,956
 PubliGroupe S.A............................................     860     187,290
 Union Bank of Switzerland..................................     320      73,802
                                                                     -----------
                                                                         533,624
--------------------------------------------------------------------------------
UNITED KINGDOM (24.4%)
 Abbey National plc.........................................  24,100     383,233
 Allied Domecq plc..........................................  28,600     233,392
 B.A.T. Industries plc......................................  39,600     346,407
 Bank of Scotland...........................................  40,200     331,763
 Bemrose Corp. plc..........................................   7,200      48,611
 Boots Company plc..........................................  23,200     332,340
 Bristol Water Holding plc..................................   1,100      23,525
 British Airways plc........................................  27,700     270,421
 British Sky Broadcasting Group plc.........................   6,100      43,282
 Cowie Group plc............................................  21,700     129,401
 General Accident plc.......................................  16,000     272,276
 Guinness plc...............................................   8,600      76,889
 *Halifax plc...............................................  22,300     252,491
 Heywood Williams Group plc.................................   9,300      37,440
 Hyder plc..................................................   3,600      54,318
 Kwik Fit Holdings plc......................................   5,436      29,498
 Marks & Spencer plc........................................  17,700     179,625
 McBride plc................................................  28,800      83,575
 National Westminster Bank plc..............................  18,700     268,819
 Nothern Foods plc..........................................  52,100     202,751
 Paragon Group Companies plc................................   7,800      23,158
 Premier Oil plc............................................ 265,900     214,090
 Prudential Corp. plc.......................................  10,300     109,883
 Royal & Sun Alliance Insurance Group plc...................  35,645     341,705
 RJB Mining plc.............................................  11,700      35,130
 Siebe plc..................................................   4,853      93,208
 Southern Electric plc, Class B.............................  12,600       6,340
 Standard Chartered plc.....................................  11,100     120,466

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 Unigate plc..............................................   25,400 $   245,837
 *Waste Management International plc......................    5,200      17,445
 Yorkshire Water plc, Class B.............................   22,600      13,647
                                                                    -----------
                                                                      4,820,966
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $20,185,376)....................           19,119,786
-------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)
-------------------------------------------------------------------------------
GERMANY (0.4%)
 *Villeroy & Boch AG (COST $63,839).......................      450      73,355
-------------------------------------------------------------------------------
                                                            NO. OF
                                                           WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------------------------
HONG KONG (0.0%)
 *Semi-Tech (Global) Ltd. (expiring 7/31/98) (COST $0)....    3,400          74
-------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.5%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due 11/3/97,
  to be repurchased at $303,141, collaterialized by
  $290,508 of various U.S. Treasury Notes, 5.50%-8.75%,
  due from 5/15/00-6/30/02, valued at $303,171
  (COST $303,000)......................................... $303,000     303,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%) (COST $20,552,215) (A)..........           19,496,215
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%).......................              234,805
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $19,731,020
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security
(a) The cost for federal income tax purposes was $20,538,938. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $1,042,723. This consisted of aggregate gross unrealized appreciation for all securities of $2,441,497 and aggregate gross unrealized depreciation for all securities of $3,484,220.

   The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF NET   MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                            ASSETS     VALUE
---------------------------------------------------------------------------------
Aerospace & Defense.........................................    0.2%  $    33,043
Automotive..................................................    1.9       381,465
Banks.......................................................   14.9     2,942,522
Beverages, Food & Tobacco...................................    5.6     1,096,581
Broadcasting & Publishing...................................    1.4       269,180
Building Materials..........................................     --         9,059
Capital Equipment...........................................    0.2        30,893
Chemicals...................................................    0.1        21,410
Commercial Services.........................................    3.0       582,226
Construction................................................    5.1     1,005,781
Consumer Durables...........................................    2.2       438,660
Consumer Non-Durables.......................................    2.6       521,380
Electronics.................................................    7.1     1,399,310
Energy......................................................    3.3       645,921
Entertainment & Leisure.....................................    0.2        32,247
Financial Services..........................................    6.1     1,199,457
Holding Company.............................................    6.0     1,191,716
Home Furnishings & Appliances...............................    1.4       281,034
Industrial..................................................    1.4       283,020
Insurance...................................................    5.5     1,096,064
Iron & Steel................................................    0.5       107,799
Lodging & Restaurants.......................................    0.1        25,713
Manufacturing...............................................    0.6       117,297
Metals......................................................    2.0       400,229
Mining......................................................    0.2        35,130
Multi-Industry..............................................    0.1        16,733
Oil & Gas...................................................    3.5       694,648
Paper & Packaging...........................................    3.9       763,927
Pharmaceuticals.............................................    1.4       285,726
Real Estate.................................................    0.7       129,304
Repurchase Agreement........................................    1.5       303,000
Services....................................................    1.3       255,053
Technology..................................................    2.2       425,461
Telecommunications..........................................    0.6       108,648
Textiles & Apparel..........................................    1.3       262,422
Transportation..............................................    5.8     1,145,205
Utilities...................................................    4.9       958,951
---------------------------------------------------------------------------------
  Total Investments.........................................   98.8%  $19,496,215
Other Assets and Liabilities (Net)..........................    1.2       234,805
---------------------------------------------------------------------------------
  Net Assets................................................  100.0%  $19,731,020
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $20,552,215)......................... $19,496,215
 Foreign Currency, at Value (Cost $214,949).......................     218,089
 Cash.............................................................         113
 Dividends Receivable.............................................      56,141
 Foreign Withholding Tax Reclaim Receivable.......................      28,348
 Receivable for Investments Sold..................................       5,043
 Deferred Organization Costs--Note A..............................         224
 Other Assets.....................................................         513
-------------------------------------------------------------------------------
  Total Assets....................................................  19,804,686
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investment Advisory Fees--Note B.....................       3,685
 Payable for Custodian Fees--Note D...............................      37,205
 Payable for Administrative Fees--Note C..........................       7,896
 Payable for Directors' Fees--Note G..............................         649
 Other Liabilities................................................      24,231
-------------------------------------------------------------------------------
  Total Liabilities...............................................      73,666
-------------------------------------------------------------------------------
NET ASSETS........................................................ $19,731,020
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $19,485,449
 Undistributed Net Investment Income..............................     286,992
 Accumulated Net Realized Gain....................................   1,012,467
 Unrealized Depreciation..........................................  (1,053,888)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $19,731,020
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   1,640,730
 Net Asset Value, Offering and Redemption Price Per Share......... $     12.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For The Year Ended October 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................................           $   617,968
 Interest................................................                14,416
 Less Foreign Taxes Withheld.............................               (74,263)
--------------------------------------------------------------------------------
  Total Income...........................................               558,121
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................. $145,909
  Less: Fees Waived...................................... (143,747)       2,162
                                                          --------
 Administrative Fees--Note C.............................               104,459
 Custodian Fees--Note D..................................                32,588
 Printing Fees...........................................                19,025
 Registration and Filing Fees............................                14,474
 Audit Fees..............................................                13,793
 Directors' Fees--Note G.................................                 2,218
 Legal Fees..............................................                 1,354
 Amortization of Organizational Cost.....................                   558
 Account Services Fees--Note F...........................                   521
 Other Expenses..........................................                 3,486
--------------------------------------------------------------------------------
  Total Expenses.........................................               194,638
 Expense Offset--Note A..................................                   --
--------------------------------------------------------------------------------
  Net Expenses...........................................               194,638
--------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................               363,483
--------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments.............................................               941,286
 Foreign Exchange Transactions...........................               (17,464)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EX-
 CHANGE TRANSACTIONS.....................................               923,822
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments.............................................            (1,355,438)
 Foreign Exchange Translations...........................                (5,728)
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION...............................            (1,361,166)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN EXCHANGE TRANSAC-
 TIONS...................................................              (437,344)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           $   (73,861)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   363,483  $   225,677
 Net Realized Gain.....................................      923,822      661,922
 Net Change in Unrealized Appreciation/Depreciation....   (1,361,166)     130,947
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................      (73,861)   1,018,546
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (410,681)         --
 Net Realized Gain.....................................     (847,856)     (45,051)
----------------------------------------------------------------------------------
  Total Distributions..................................   (1,258,537)     (45,051)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................    4,414,711   15,377,297
   --In Lieu of Cash Distributions.....................    1,235,841       45,051
 Redemption Fees--Note J...............................          825          --
 Redeemed..............................................   (1,667,058)  (1,791,361)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    3,984,319   13,630,987
----------------------------------------------------------------------------------
 Total Increase........................................    2,651,921   14,604,482
Net Assets:
 Beginning of Year.....................................   17,079,099    2,474,617
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $286,992 and $351,096, respectively).......  $19,731,020  $17,079,099
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      355,447    1,243,285
  In Lieu of Cash Distributions........................      101,883        3,824
  Shares Redeemed......................................     (136,493)    (141,721)
----------------------------------------------------------------------------------
                                                             320,837    1,105,388
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       YEARS ENDED                   MARCH 29,
                                       OCTOBER 31,                   1993** TO
                              -----------------------------------   OCTOBER 31,
                                 1997      1996    1995     1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................   $ 12.94   $ 11.54  $12.37   $11.77     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)....................      0.23      0.17   (0.01)   (0.04)     (0.04)
 Net Realized and Unrealized
  Gain (Loss)...............     (0.19)     1.44   (0.56)    0.95       1.81
-------------------------------------------------------------------------------
  Total from Investment Op-
   erations.................      0.04      1.61   (0.57)    0.91       1.77
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income......     (0.31)      --      --       --         --
 Net Realized Gain..........     (0.64)    (0.21)  (0.26)   (0.31)       --
-------------------------------------------------------------------------------
  Total Distributions.......     (0.95)    (0.21)  (0.26)   (0.31)       --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.....................   $ 12.03   $ 12.94  $11.54   $12.37     $11.77
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+...............      0.25%    14.13%  (4.58)%   8.02%     17.70%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)................   $19,731   $17,079  $2,475   $2,427     $2,264
Ratio of Expenses to Average
 Net Assets.................      1.00%     1.06%   2.54%    2.50%      2.50%*
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets.................      1.87%     1.87%  (0.11)%  (0.38)%    (0.76)%*
Portfolio Turnover Rate.....        70%       80%     76%      56%        44%
Average Commission Rate #...   $0.0033   $0.0043     N/A      N/A        N/A
-------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Ad-
 viser per share............   $  0.09   $  0.11  $ 0.46   $ 0.21     $ 0.14
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............      1.00%     1.05%   2.50%     N/A        N/A
-------------------------------------------------------------------------------

 *Annualized
**Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the securities are primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, foreign currency transactions and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $16,906 to decrease undistributed net investment income, and $401,005 to increase accumulated net realized gain, with a decrease to paid in capital of $384,099.

  Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of the first $50 million of average daily net assets, 0.65% of the next $50 million of average daily net assets, 0.50% of the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $104,459 from the Portfolio as Administrator of which $92,787 was paid to CGFSC for its services.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $16,927,793 and sales of $13,180,221 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At October 31, 1997, 86.1% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio.

At October 31, 1997, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Acadian International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian International Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes during the fiscal year ended October 31, 1997 for the Acadian International Equity Portfolio, amounted to $74,263 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Dividend for the year ending December 31, 1997, which shareholders of the Acadian International Equity Portfolio will receive in late January, 1998.

Acadian International Equity Portfolio hereby designates $357,689 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $617,584 for the Portfolio.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (84.7%)
-------------------------------------------------------------------------------
ARGENTINA (4.3%)
 Astra Cia Argentina de Petro..........................     178,280 $   278,289
 Banco de Galicia y Buenos Aires S.A., Class B.........      70,069     434,697
 *Bansud S.A., Class B.................................       4,201      37,412
 Capex S.A., Class A...................................       8,500      45,078
 Central Puerto S.A., Class B..........................      78,000     171,707
 Cia Naviera Perez Companc, Class B....................      44,900     281,248
 Citicorp Equity Investments S.A., Class B.............      30,567     122,344
 Garovaglio y Zorraquin S.A. ..........................      26,100      74,431
 Juan Minetti S.A. ....................................      30,266      99,940
 Molinos Rio de la Plata S.A., Class B.................      56,583     139,847
 Siderar S.A., Class A.................................       9,316      48,100
 Siderca S.A., Class A.................................     249,838     599,983
 Telecom Argentina S.A., Class B.......................      23,100     115,572
 Transportadora de Gas del Sur S.A., Class B...........     138,200     262,743
 YPF S.A., Class D.....................................      22,100     705,427
                                                                    -----------
                                                                      3,416,818
-------------------------------------------------------------------------------
BRAZIL (5.0%)
 Albarus S.A. .........................................     212,000     144,231
 Alparagatas S.A. .....................................     980,000      48,893
 Brahma................................................     305,172     205,404
 Brasilit S.A. ........................................     229,250     513,650
 Cia Acos Especiais-Acesita............................  14,335,000      19,505
 Cia Antarctica Paulista-Industria.....................       1,400     121,916
 Cia Siderurgica Nacional..............................  13,300,000     482,583
 Cia Vidraria Santa Marina.............................      37,000      71,825
 Cigarros Souza Cruz...................................      11,000      89,505
 Eletrobras............................................   2,000,000     807,329
 Gerdau Metalurgica S.A. ..............................     497,729      19,640
 Light Participacoes S.A. .............................   1,015,000     259,643
 Light Servicos Electricas.............................   1,000,000     332,003
 Mineracao da Trindade-Samitri.........................   4,735,500     128,869
 Santista Alimentos S.A. ..............................     137,000     279,617
 *Serrana S.A. ........................................     131,000     152,105
 *Sociedade de Participacoes Cimente...................     131,000     236,475
 Telebras..............................................   1,511,794     134,380
                                                                    -----------
                                                                      4,047,573
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CHINA (4.5%)
 Guangdong Electric Power Development Co., Ltd., Class
  B....................................................     242,400 $   136,723
 Jilin Chemical Industrial Co., Ltd., Class H..........   1,500,000     269,728
 Maanshan Iron & Steel Co., Class H....................   2,540,000     404,166
 Qingling Motors Co., Class H..........................   1,074,000     701,643
 Shanghai Dajiang Group Co., Ltd., Class B.............     198,979      43,377
 *Shanghai Dazhong Taxi Co., Class B...................     346,910     274,059
 Shanghai Jinqiao Export Processing Zone Development
  Co., Ltd., Class B...................................     365,300     184,842
 Shanghai Petrochemical Co., Ltd., Class H.............   2,324,000     623,842
 *Shanghai Shangling Electric Appliances Co., Ltd.,
  Class B..............................................     284,000      53,392
 Shanghai Tyre & Rubber Co., Ltd., Class B.............     500,000     144,000
 Shanghai Waigaoqiao Free Trade Zone Development Co.,
  Ltd., Class B .......................................     353,360     165,372
 Shanghai Yaohua Pilkington Glass Co., Ltd., Class B...     313,000      90,770
 *Shenzhen China Bicycle Co., Ltd., Class B............     624,000     154,184
 *Tsingtao Brewing Co., Ltd., Class H..................     992,000     336,869
                                                                    -----------
                                                                      3,582,967
-------------------------------------------------------------------------------
CZECH REPUBLIC (0.9%)
 *CEZ A.S..............................................       4,100     130,617
 Ceska Sporitelna A.S. ................................       4,700      35,936
 Komercni Banka A.S. ..................................       2,200      96,787
 *SPT Telecom A.S. ....................................       2,000     230,589
 *Skoda Plzen A.S. ....................................       4,100     106,981
 *Unipetrol A.S. ......................................      37,400     124,459
                                                                    -----------
                                                                        725,369
-------------------------------------------------------------------------------
GREECE (2.8%)
 Alpha Credit Bank.....................................       8,994     593,520
 Commercial Bank of Greece S.A. .......................      16,440     696,028
 Hellenic Bottling Co. S.A. ...........................      15,000     618,835
 Heracles General Cement Co. S.A. .....................       4,700      91,349
 *Ionian Bank..........................................       3,399      67,309
 *National Bank of Greece..............................         440      45,986
 Titan Cement Co. .....................................       3,200     156,192
                                                                    -----------
                                                                      2,269,219
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HUNGARY (1.2%)
 *Danubius Hotels Rt...................................       5,300 $   165,940
 EGIS Rt...............................................       5,900     277,012
 Gedeon Richter Ltd. GDS...............................       2,700     251,100
 Pick Szeged Rt GDR....................................       2,100     172,817
 Primagaz Rt...........................................       2,475     101,711
                                                                    -----------
                                                                        968,580
-------------------------------------------------------------------------------
INDONESIA (2.4%)
 Argha Karya Prima Industry (Foreign)..................      27,500      13,214
 Astra International (Foreign).........................      86,400      64,379
 Bank Dagang Nasional (Foreign)........................     364,000      50,696
 Dharmaal Intiland (Foreign)...........................      41,500      28,322
 Gajah Tunggal (Foreign)...............................     348,000      58,162
 Hanjaya Mandala Sampoerna (Foreign)...................      52,500      91,765
 Indah Kiat Pulp & Paper Co. (Foreign).................     356,776     136,648
 Indosat (Foreign).....................................     107,500     243,297
 Mulialand (Foreign)...................................      77,000      57,911
 Pabrik Kertas Tjiwi Kimia (Foreign)...................     218,517      80,651
 Polysindo Eka Perkasa (Foreign).......................     108,000      42,117
 Putra Surya Perkasa (Foreign).........................     515,500     276,417
 SMART Corp. (Foreign).................................       9,600       2,540
 Telekomunikasi Indonesia..............................     811,500     757,249
 Tempo Scan Pacific (Foreign)..........................      54,000      38,733
                                                                    -----------
                                                                      1,942,101
-------------------------------------------------------------------------------
ISRAEL (1.6%)
 Bank Hapoalim Ltd. ...................................     177,600     419,263
 Bank Leumi Le-Israel..................................     252,000     385,689
 Delek Israel Fuel Corp., Ltd. ........................       4,500     136,221
 Koor Industries Ltd. .................................       3,500     360,555
                                                                    -----------
                                                                      1,301,728
-------------------------------------------------------------------------------
KOREA (5.9%)
 Central Investment & Finance..........................       3,612      20,318
 Cheil Industrial, Inc. ...............................      14,500      98,177
 Commercial Bank of Korea..............................     108,000     420,750

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
KOREA--(CONTINUED)
 Daewoo Corp. .........................................      27,100 $   177,844
 Dongbu Steel Co. .....................................       3,960      40,012
 Hanjin Shipping Co., Ltd. ............................       4,000      33,750
 *Hanjin Transportation Co. ...........................       2,123      24,105
 Hyundai Electronics Industries Co. ...................       4,000      83,333
 *Hyundai Engineering & Construction Co. ..............       5,100      75,969
 Keum Kang Development Industries Co. .................      17,932     179,694
 *Kia Motors Corp. ....................................      11,000      85,135
 Korea Electric Power Corp. ADR........................      36,000     513,750
 Korea Exchange Bank...................................      83,000     383,875
 Korea Express (The) Co. ..............................       8,365      89,749
 Korea Kumho Petrochemical Co. ........................      16,000      91,667
 Korea Long Term Credit Bank...........................      14,975     121,048
 LG Electronics........................................      32,700     442,812
 LG International Corp. ...............................      22,000     119,396
 LG Metal..............................................      11,000      98,542
 LG Semiconductor Co. .................................       9,680     160,325
 Mando Machinery Corp. ................................       2,100      64,531
 Samsung Corp. ........................................      16,000     130,000
 Samsung Display Devices Co. ..........................       4,000     122,917
 Samsung Electro-Mechanics Co. ........................       9,000     145,312
 Samsung Electronics...................................       4,212     166,286
 Shinhan Investment & Finance..........................      16,114     293,745
 Shinsegae Department Store Co. .......................       4,000      69,167
 Ssangyong Cement Co., Ltd. ...........................      12,000      84,375
 Ssangyong Oil Refining Co., Ltd. .....................      13,780     188,040
 Tai Han Electric Wire Co. ............................       6,700      59,323
 Tongyang Investment & Finance.........................         112         892
 Yuhan Corp. ..........................................       1,349      45,248
 Yukong Ltd. ..........................................       9,405     127,359
                                                                    -----------
                                                                      4,757,446
-------------------------------------------------------------------------------
MALAYSIA (11.9%)
 AMMB Holdings Bhd. ...................................     180,000     294,683
 Angkasa Marketing Bhd. ...............................     103,000      64,356

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MALAYSIA--(CONTINUED)
 Austral Enterprises Bhd. ..............................     181,000 $   243,581
 Bandar Raya Developments Bhd. .........................     563,000     248,606
 Berjaya Capital Bhd. ..................................     211,000     114,722
 Berjaya Group Bhd. ....................................     394,000     171,613
 Boustead Holdings Bhd. ................................     132,000     150,676
 Cement Industries of Malaysia Bhd. ....................      60,000      72,815
 Commerce Asset Holding Bhd. ...........................     120,000      93,722
 *Datuk Keramat Holdings Bhd. ..........................     171,000     113,007
 Edaran Otomobil Nasional Bhd. .........................      55,000     173,476
 Genting Bhd. ..........................................     248,000     700,270
 Golden Hope Plantations Bhd. ..........................     303,000     396,840
 Guinness Anchor Bhd. ..................................      87,000     102,968
 Guthrie Ropel Bhd. ....................................      79,000      79,261
 Hicom Holdings Bhd. ...................................      88,000      74,809
 Highlands & Lowlands Bhd. .............................     160,000     181,676
 Ho Hup Construction Co. Bhd. ..........................      44,000      48,904
 Hong Leong Credit Bhd. ................................      46,000      64,392
 Hong Leong Properties Bhd. ............................     172,000      66,134
 IOI Properties Bhd. ...................................      67,000      53,133
 Jaya Tiasa Holdings Bhd. ..............................      59,000     124,061
 Kuala Lumpur Kepong Bhd. ..............................     139,000     334,034
 Kulim (Malaysia) Bhd. .................................     176,000     198,786
 LARUT Consolidated Bhd. ...............................      96,000      34,028
 Lion Land Bhd. ........................................     141,000      46,591
 MBF Capital Bhd. ......................................     143,000      84,193
 Malaysian Airline System Bhd. .........................     285,000     376,690
 Malaysian Industrial Development Finance Bhd. .........     142,000      80,192
 Malaysian International Shipping Bhd. (Foreign)........     149,000     250,646
 Malaysian Oxygen Bhd. .................................      17,000      53,620
 Multi-Purpose Holdings Bhd. ...........................     740,000     389,006
 Negara Properties (Malaysia) Bhd. .....................      36,000     110,303
 *PPB Oil Palms Bhd. ...................................     129,000     127,876
 Pan Pacific Asia Bhd. .................................      35,000      38,690
 Pelangi Bhd. ..........................................     197,000      95,275
 Perlis Plantations Bhd. ...............................      61,750     113,150

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MALAYSIA--(CONTINUED)
 Pernas International Holdings Bhd. ...................     240,000 $   113,908
 Perusahaan Otomobil Nasional Bhd. ....................      66,000     158,606
 Petronas Dagangan Bhd. ...............................     101,000     141,382
 Petronas Gas Bhd. ....................................     147,000     397,417
 Pilecon Engineering Bhd. .............................      53,000      21,811
 RHB Capital Bhd. .....................................     326,000     274,196
 Rothmans of Pall Mall Bhd. ...........................      39,000     313,382
 *Rashid Hussain Bhd. .................................     169,000     291,904
 Shangri-La Hotels Malaysia Bhd. ......................      89,000      35,023
 Sime Darby Bhd. ......................................     558,000     804,566
 Southern Bank Bhd. (Foreign) .........................      50,250      33,963
 Southern Steel Bhd. ..................................      58,000      79,796
 *Tongkah Holdings Bhd. ...............................     129,000      75,176
 Telekom Malaysia Bhd. ................................     122,000     317,002
 Tenaga Nasional Bhd. .................................      80,000     173,025
 *Westmont Industries Bhd. ............................     481,000     164,716
 *YTL Power International Bhd. ........................     195,000     156,398
                                                                    -----------
                                                                      9,519,056
-------------------------------------------------------------------------------
MEXICO (10.9%)
 Apasco S.A. de C.V., Class A..........................      51,000     311,497
 *Banacci, Class B.....................................      34,000      67,511
 Carso Global Telecom, Class A.........................      80,000     266,347
 *Cemex S.A., Class B..................................      13,837      60,899
 *Cemex S.A. CPO.......................................     191,000     758,281
 Cifra S.A. de C.V., Class A...........................      33,322      61,057
 Cifra S.A. de C.V., Class B...........................      22,688      45,267
 Cifra S.A. de C.V., Class C...........................     220,000     382,036
 Coca-Cola Femsa S.A., Class L.........................      64,000     279,761
 Controladora Comercial Mexicana S.A. de C.V...........     358,000     358,429
 Empresas ICA Sociedad Controladora....................     208,800     467,612
 Grupo Carso S.A. de C.V., Series A1...................      80,000     510,659
 Grupo Casa Autrey S.A. de C.V. .......................     110,000     197,605
 Grupo Celanese S.A., Class B1.........................     200,000     431,138
 Grupo Financiero Inbursa S.A. de C.V., Class B........      87,791     310,160

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MEXICO--(CONTINUED)
 Grupo Industrial Bimbo S.A. de C.V., Class A..............    22,000 $  166,252
 Grupo Industrial Maseca, Class B..........................   239,000    231,844
 Grupo Mexico S.A., Class B................................    48,000    186,826
 *Grupo Televisa S.A. CPO..................................    30,600    480,072
 Industrias Penoles S.A. ..................................    78,000    310,599
 Kimberly-Clark de Mexico S.A. de C.V., Class A............   200,000    880,240
 Telefonos de Mexico S.A. de C.V., Class L.................   885,300  1,929,636
 Transportacion Maritima Mexicana S.A. de C.V., Class L....     8,000     61,317
                                                                      ----------
                                                                       8,755,045
--------------------------------------------------------------------------------
PHILIPPINES (2.6%)
 Ayala Corp., Class B......................................   136,000     50,371
 First Philippine Holdings Corp., Class B..................    42,450     35,677
 JG Summit Holding, Inc. ..................................   863,700     92,276
 Manila Electric Co. ......................................   166,944    513,674
 Metro Pacific Corp. ...................................... 1,798,000    120,891
 Metropolitan Bank & Trust Co. ............................    97,320    679,299
 Philippine Long Distance Telephone Co. ...................    19,200    478,633
 *Primetown Property Group, Inc. ..........................   445,900     82,574
 SM Prime Holdings, Inc. ..................................   149,800     26,460
                                                                      ----------
                                                                       2,079,855
--------------------------------------------------------------------------------
PORTUGAL (4.1%)
 Banco Comercial Portugues S.A. ...........................    17,767    361,808
 Banco Espirito Santo e Comercial de Lisboa................    18,840    546,553
 Banco Portugues de Investimento (Registered)..............    12,352    277,885
 Banco Totta & Acores, Class B (Registered)................     4,690     90,705
 Cimpor Cimentos de Portugal S.A. .........................     1,900     48,094
 Corticeira Amorim S.A. ...................................    16,000    191,126
 Credito Predial Portugues, S.A. ..........................    11,550    118,194
 Estabelecimentos Jeronimo Martins & Filho SGPS S.A. ......     7,598    497,025
 *Inparsa-Industria e Participacoes SGPS S.A. .............     6,000    118,089
 Modelo Continente SGPS S.A. ..............................     3,200    150,153
 Portugal Telecom S.A. (Registered)........................    11,842    486,007
 Sonae Industria e Investimento............................    12,000    448,464
                                                                      ----------
                                                                       3,334,103
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SOUTH AFRICA (12.6%)
 ABSA Group Ltd. .......................................      86,800 $   513,876
 Allied Electronics Corp., Ltd. ........................      40,600      71,687
 Anglo-American Gold Investment Co., Ltd. ..............       1,200      53,345
 Anglo-American Industrial Corp., Ltd. .................      14,000     418,779
 Anglovaal Industries Ltd. .............................      89,267     207,684
 Barlow Ltd. ...........................................      43,900     442,283
 Driefontein Consolidated Ltd. .........................      27,400     195,511
 *Eastvaal Gold Holdings Ltd. ..........................     136,100     128,636
 Edgars Stores Ltd. ....................................       2,900      65,783
 Ellerine Holdings Ltd. ................................      17,510     132,762
 First National Bank Holdings Ltd. .....................      12,300      92,876
 Free State Consolidated Gold Mines Ltd. ...............      10,800      55,077
 *Harmony Gold Mining Co., Ltd. ........................       8,500      29,310
 Johannesburg Consolidated .............................      34,000     381,388
 Kersaf Investments Ltd. ...............................      20,100     125,051
 Kloof Gold Mining Co., Ltd. ...........................      29,500     125,623
 Liberty Life Association of Africa Ltd. ...............      42,800   1,066,888
 LibLife Strategic Investments Ltd. ....................     121,850     379,674
 Malbak Ltd. ...........................................      39,500      46,113
 Murray & Roberts Holdings Ltd. ........................      75,500     141,151
 Nampak Ltd. ...........................................      67,000     208,766
 Nedcor Ltd. ...........................................      49,000   1,028,043
 Pick'n Pay Stores Ltd. ................................      27,300      41,115
 Pick'n Pay Stores Ltd., Class N........................      54,600      74,857
 Polfin Ltd. ...........................................     103,600     193,685
 Premier Group (The) Ltd. ..............................     101,090     111,296
 Rembrandt Group Ltd. ..................................      61,300     502,981
 Safmarine & Rennies Holdings Ltd. .....................      39,900      87,027
 Sappi Ltd. ............................................      36,100     228,718
 Sasol Ltd. ............................................      83,300   1,003,614
 South African Breweries Ltd. ..........................      13,400     356,294
 South African Iron & Steel Industrial Corp., Ltd. .....     218,600     113,523
 Standard Bank Investment Corp., Ltd. ..................      13,400     567,844
 Sun International (South Africa) Ltd. .................     251,200     140,889
 Tongaat-Hulett Group Ltd. .............................      26,200     356,481

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SOUTH AFRICA--(CONTINUED)
 Toyota South Africa Ltd. .............................      16,700 $   104,071
 Vaal Reefs Exploration & Mining Co., Ltd. ............       1,100      47,437
 Wooltru Ltd., Class N.................................      58,800     195,430
 *Woolworths Holdings Ltd. ............................      50,568      87,711
                                                                    -----------
                                                                     10,123,279
-------------------------------------------------------------------------------
SRI LANKA (0.8%)
 Blue Diamond Jewelry World............................      96,642      13,344
 Development Finance Corp. of Ceylon...................      48,400     204,941
 Hayleys Ltd. .........................................      36,000     132,552
 John Keells Holdings Ltd. ............................      35,525     181,341
 Sampath Bank Ltd. ....................................     105,000     110,711
                                                                    -----------
                                                                        642,889
-------------------------------------------------------------------------------
THAILAND (5.6%)
 *Advance Agro Public Co., Ltd. .......................      81,000      79,024
 *Advance Agro Public Co., Ltd. (Foreign)..............      80,300      78,342
 Advanced Info Service Public Co., Ltd. (Foreign)......     155,600     819,746
 Asia Credit Co., Ltd. (Foreign).......................      32,000      42,927
 Bangchak Petroleum Public Co., Ltd. (Foreign).........      80,800      17,342
 *Bangkok Expressway Public Co., Ltd. (Foreign)........     284,500     208,171
 BEC World Public Co., Ltd. (Foreign)..................      73,000     373,903
 Ch. Harnchang Public Co., Ltd. (Foreign)..............      48,900      64,405
 Dhana Siam Finance and Securities Public Co., Ltd.
  (Foreign)............................................     200,000      87,805
 Electricity Generating Public Co., Ltd. (Foreign).....      58,400      95,434
 First Bangkok City Bank Ltd. (Foreign)................     272,600     103,056
 Hemaraj Land and Development Public Co., Ltd. (For-
  eign)................................................     103,500     138,841
 I.C.C. International Public Co., Ltd. (Foreign).......      34,000      66,342
 Italian-Thai Development Corp. (Foreign)..............      16,300      19,480
 Krungthai Thanakit plc (Foreign)......................      66,200      34,311
 Land and House Co., Ltd. (Foreign)....................      87,176      74,419
 National Finance & Securities Co., Ltd. (Foreign).....     286,900     124,207
 Nava Finance and Securities Public Co., Ltd. (For-
  eign)................................................     167,300      61,207
 PTT Exploration & Production (Foreign)................      19,800     198,000
 Precious Shipping plc (Foreign).......................      26,700      20,676
 Samart Corp. plc (Foreign)............................      29,600      37,541

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
THAILAND--(CONTINUED)
 Shinawatra Satellite Public Co., Ltd. (Foreign).......      94,600 $    29,995
 Siam City Cement Co., Ltd. (Foreign)..................      11,700      97,595
 Siam Commercial Bank Co., Ltd. (Foreign)..............      86,700     165,999
 Siam Makro Public Co., Ltd. (Foreign).................      73,100      90,929
 Siam Pulp & Paper Public Co., Ltd. (Foreign)..........     271,200     277,815
 *TelecomAsia Corp. Public Co., Ltd. (Foreign).........     507,800     219,840
 Thai Airways International Ltd. ......................     354,000     397,171
 Thai Petrochemical Industry Public Co., Ltd. (For-
  eign)................................................     708,940     146,975
 Thai Plastic & Chemical Public Co., Ltd. (Foreign)....      68,200     133,905
 *Thai Telephone & Communication Public Co., Ltd. (For-
  eign)................................................     126,450      25,290
 United Communication Industry (Foreign)...............      87,200     142,498
                                                                    -----------
                                                                      4,473,191
-------------------------------------------------------------------------------
TURKEY (5.3%)
 Akbank TAS............................................   7,931,000     540,495
 Aksa Akrilik Kimya Sanayii AS.........................     793,352      68,124
 Cimentas AS...........................................     481,068      60,979
 Eregli Demir Ve Celik Fabrikalari TAS.................   3,152,000     515,538
 Finans Bank AS........................................   3,093,254      64,928
 *Ihlas Holding AS.....................................   2,912,450     408,874
 *Netas Telekomunik....................................     646,000     193,708
 Tat Konserve Sanayii AS...............................   1,504,997      82,873
 Tofas Turk Otomobil Fabrikasi AS......................  13,105,500     910,997
 *Turk Hava Yollari A.O. ..............................     719,069     150,933
 Turkiye Garanti Bankasi AS............................  10,553,000     546,579
 Yapi ve Kredi Bankasi AS..............................  22,323,000     681,544
                                                                    -----------
                                                                      4,225,572
-------------------------------------------------------------------------------
VENEZUELA (2.3%)
 CANTV.................................................      21,000     122,309
 Corporacion Venezolana de Cementos, S.A.C.A. .........      26,020      52,222
 Electricidad de Caracas...............................     771,867   1,014,677
 Manufacturas Textiles.................................      53,130       1,333
 Siderurgica Venezolana Sivensa........................       1,528       8,617

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
VENEZUELA--(CONTINUED)
 Siderurgica Venezolana Sivensa, Class A...............     909,000 $   496,223
 Venezolana de Cementos................................      55,881     113,162
                                                                    -----------
                                                                      1,808,543
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $79,885,390).................              67,973,334
-------------------------------------------------------------------------------
PREFERRED STOCKS (13.9%)
-------------------------------------------------------------------------------
BRAZIL (13.9%)
 Banco Bradesco........................................  74,097,003     551,157
 Banco Do Brasil S.A. .................................  46,000,000     388,062
 Banco Itau S.A. ......................................   1,118,000     451,297
 Bombril S.A. ......................................... 102,520,000     863,943
 Brahma................................................     830,909     520,072
 Brasmotor S.A. .......................................   1,100,000     154,663
 Ceval Alimentos S.A. .................................  20,000,000     159,470
 Cia Acos Especiais Itabira............................  19,740,000      29,545
 Cia Brasil Petroleo Ipiranga..........................  26,700,000     387,518
 Cia Brasileira de Frigorificos........................     272,000     148,041
 Cia Brasileira de Petroleo Ipiranga...................  30,600,000     516,292
 Cia Energetica de Minas Gerais........................  15,600,000     622,641
 *Cia Energetica de Sao Paulo .........................   7,500,000     469,430
 Cia Siderurgica Tubarao, Class B......................   6,400,000      81,277
 Cia Vale do Rio Doce..................................      19,960     385,657
 Eletrobras, Class B...................................     945,602     409,155
 *Eletropaulo..........................................   2,000,000     341,074
 Fertilizantes Fosfatados.............................. 109,300,000     436,248
 Gerdau Metalurgica S.A. ..............................   8,821,960     351,150
 Gerdau S.A. ..........................................  20,216,866     313,596
 Globex Utilidades S.A. ...............................       6,000      65,312
 Itausa Investimentos Itau S.A. .......................     800,000     544,267
 Mineracao da Trindade-Samitri.........................   3,003,000      83,084
 Petrobras.............................................   1,358,666     252,655
 Petrobras Distribuidora S.A. .........................  11,250,000     203,080
 Refinaria de Petroleo Ipiranga........................  16,800,000     143,099
 Ripasa S.A. ..........................................     164,000      53,556
 Sadia Concordia S.A. .................................     215,000     156,023

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+

--------------------------------------------------------------------------------
PREFERRED STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
BRAZIL--(CONTINUED)
 Telebras...............................................   6,880,060 $   686,508
 Telemig, Class B.......................................   1,300,000     162,736
 Telepar S.A. ..........................................     150,000      78,237
 Telesp S.A. ...........................................   3,453,782     902,294
 *Uniao de Industrias Pertoquimicas S.A., Class B.......     191,875      59,178
 Usiminas...............................................      22,520     168,532
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $9,773,763)................              11,138,849
--------------------------------------------------------------------------------
                                                           NO. OF
                                                           RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------
BRAZIL (0.0%)
 *Telepar S.A., expiring 11/12/97.......................       7,316         --
 *Telesp S.A., expiring 11/12/97........................     115,486       3,133
                                                                     -----------
                                                                           3,133
--------------------------------------------------------------------------------
GREECE (0.0%)
 *National Bank of Greece, expiring 11/14/97............         440       1,775
--------------------------------------------------------------------------------
MALAYSIA (0.0%)
 *Affin Holdings Bhd., expiring 12/12/97................      65,800         --
 *Southern Bank Bhd., expiring 12/1/97..................      16,750       2,013
                                                                     -----------
                                                                           2,013
--------------------------------------------------------------------------------
TOTAL RIGHTS (0.0%) (COST $0)...........................                   6,921
--------------------------------------------------------------------------------
                                                           NO. OF
                                                          WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
MALAYSIA (0.0%)
 *Affin Holdings Bhd., expiring 11/15/99 (COST $0)......      32,900      12,551
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                       FACE AMOUNT   VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/03/97, to be repurchased at $3,407,589,
  collateralized by $3,265,580 of various
  U.S. Treasury Notes, 5.50-8.75%, due from 5/15/00-
  6/30/02, valued at $3,407,921 (COST $3,406,000).....  $3,406,000 $ 3,406,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.9%) (COST $93,065,153) (A).....              82,537,655
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.9%)..................              (2,318,073)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $80,219,582
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $93,065,153. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $10,527,498. This consisted of aggregate gross unrealized appreciation for all securities of $13,657,599 and aggregate gross unrealized depreciation for all securities of $24,185,097.

   The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

  At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
--------------------------------------------------------------------------------
Automotive................................................    3.0   $ 2,407,070
Banks.....................................................   11.8     9,462,513
Beverages, Food & Tobacco.................................    6.0     4,781,806
Building Materials........................................    0.9       754,185
Building Related..........................................    0.2       159,470
Capital Equipment.........................................    0.4       310,599
Chemicals.................................................    3.5     2,831,318
Construction..............................................    4.1     3,300,575
Consumer Cyclical.........................................    0.2       157,271
Consumer Durables.........................................    0.4       309,407
Electronics...............................................    1.9     1,521,383
Energy....................................................    4.3     3,428,766
Entertainment & Leisure...................................    0.3       265,940
Financial Services........................................   10.0     8,027,197
Forest Products & Paper...................................    0.1        53,556
Holding Company...........................................    8.4     6,721,410
Home Furnishings & Appliances.............................    0.3       208,055
Industrial................................................    0.7       563,376
Insurance.................................................    1.3     1,066,888
Iron & Steel..............................................    1.9     1,532,965
Lodging & Restaurants.....................................    0.2       200,962
Manufacturing.............................................    2.2     1,790,855
Metals....................................................    1.6     1,292,944
Mining....................................................    0.8       634,939
Multi-Industry............................................    2.6     2,126,143
Oil & Gas.................................................    1.9     1,496,088
Paper & Packaging.........................................    2.4     1,891,179
Pharmaceuticals...........................................    1.0       809,697
Real Estate...............................................    2.0     1,635,101
Repurchase Agreement......................................    4.3     3,406,000
Retail....................................................    3.1     2,461,855
Services..................................................    1.0       832,960
Telecommunications........................................   10.2     8,209,126
Textiles & Apparel........................................    0.3       208,418
Transportation............................................    2.4     1,895,884
Utilities.................................................    7.2     5,781,754
--------------------------------------------------------------------------------
 Total Investments........................................  102.9%  $82,537,655
Other Assets and Liabilities (Net)........................   (2.9)   (2,318,073)
--------------------------------------------------------------------------------
 Net Assets...............................................  100.0%  $80,219,582
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $93,065,153) ....................... $ 82,537,655
 Foreign Currency, at Value (Cost $768,754) .....................      741,505
 Receivable for Investments Sold.................................    2,648,428
 Dividends Receivable............................................       68,322
 Receivable for Portfolio Shares Sold............................       58,990
 Foreign Withholding Tax Reclaim Receivable......................          816
 Interest Receivable.............................................          530
 Deferred Organization Costs--Note A.............................          344
 Other Assets....................................................        2,297
-------------------------------------------------------------------------------
  Total Assets...................................................   86,058,887
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased...............................    4,777,522
 Payable for Shares Redeemed.....................................           40
 Payable to Custodian--Note D....................................      658,610
 Payable for Custodian Fees--Note D..............................      278,704
 Payable for Investment Advisory Fees--Note B....................       77,852
 Payable for Administrative Fees--Note C.........................       13,143
 Payable for Directors' Fees--Note G.............................          821
 Payable for Account Service Fees--Note F........................           11
 Other Liabilities...............................................       32,602
-------------------------------------------------------------------------------
  Total Liabilities..............................................    5,839,305
-------------------------------------------------------------------------------
NET ASSETS....................................................... $ 80,219,582
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................. $ 86,448,554
 Undistributed Net Investment Income.............................      816,556
 Accumulated Net Realized Gain...................................    3,580,938
 Unrealized Depreciation.........................................  (10,626,466)
-------------------------------------------------------------------------------
NET ASSETS....................................................... $ 80,219,582
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)....................................................    7,111,123
 Net Asset Value, Offering and Redemption Price Per Share........ $      11.28
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................  $  2,372,537
 Interest.........................................................       187,747
 Less Foreign Taxes Withheld......................................      (142,637)
---------------------------------------------------------------------------------
  Total Income....................................................     2,417,647
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.................................       862,391
 Custodian Fees--Note D...........................................       193,906
 Administrative Fees--Note C......................................       140,787
 Printing Fees....................................................        20,045
 Registration and Filing Fees.....................................        19,847
 Audit Fees.......................................................        18,330
 Legal Fees.......................................................         7,142
 Directors' Fees--Note G..........................................         3,129
 Amortization of Organizational Costs--Note A.....................           559
 Account Services Fees--Note F....................................            76
 Other Expenses...................................................        27,522
---------------------------------------------------------------------------------
  Total Expenses..................................................     1,293,734
 Expense Offset--Note A...........................................          (233)
---------------------------------------------------------------------------------
  Net Expenses....................................................     1,293,501
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................................     1,124,146
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments......................................................     3,598,763
 Foreign Exchange Transactions....................................      (211,261)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANS-
 ACTIONS..........................................................     3,387,502
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments......................................................   (11,318,067)
 Foreign Exchange Translations....................................       (65,718)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........   (11,383,785)
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS.........    (7,996,283)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ (6,872,137)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $  1,124,146  $   710,560
 Net Realized Gain....................................     3,387,502       62,405
 Net Change in Unrealized Appreciation/Depreciation...   (11,383,785)   2,004,764
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations.........................................    (6,872,137)   2,777,729
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (690,005)     (60,888)
 Net Realized Gain....................................      (195,793)    (182,665)
----------------------------------------------------------------------------------
  Total Distributions.................................      (885,798)    (243,553)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    23,222,058   36,059,283
   --In Lieu of Cash Distributions....................       855,408      241,843
 Redemption Fees--Note J..............................        14,952          --
 Redeemed.............................................    (5,764,196)  (3,130,062)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    18,328,222   33,171,064
----------------------------------------------------------------------------------
 Total Increase.......................................    10,570,287   35,705,240
Net Assets:
 Beginning of Year....................................    69,649,295   33,944,055
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $816,556 and $606,127, respectively)......  $ 80,219,582  $69,649,295
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     1,726,498    2,951,393
  In Lieu of Cash Distributions.......................        73,049       22,372
  Shares Redeemed.....................................      (432,801)    (251,153)
----------------------------------------------------------------------------------
                                                           1,366,746    2,722,612
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   YEARS ENDED
                                   OCTOBER 31,                  JUNE 17, 1993**
                          -----------------------------------   TO OCTOBER 31,
                           1997      1996     1995      1994         1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 12.12   $ 11.23  $ 14.00   $11.34       $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................     0.16      0.13     0.05    (0.03)       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................    (0.85)     0.84    (2.82)    2.74         1.35
-------------------------------------------------------------------------------
  Total from Investment
   Operations...........    (0.69)     0.97    (2.77)    2.71         1.34
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..    (0.12)    (0.02)     --       --           --
 Net Realized Gain......    (0.03)    (0.06)     --     (0.05)         --
-------------------------------------------------------------------------------
  Total Distributions...    (0.15)    (0.08)     --     (0.05)         --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 11.28   $ 12.12  $ 11.23   $14.00       $11.34
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN............    (5.71)%    8.72%  (19.79)%  23.97%+      13.40%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......  $80,220   $69,649  $33,944   $5,558       $3,927
Ratio of Expenses to
 Average Net Assets.....     1.50%     1.79%    1.78%    2.07%        2.43%*
Ratio of Net Investment
 Income (Loss) to Aver-
 age Net Assets.........     1.31%     1.29%    0.86%   (0.25)%      (0.37)%*
Portfolio Turnover
 Rate...................       28%       11%      21%       9%           2%
Average Commission Rate
 #......................  $0.0003   $0.0004      N/A      N/A          N/A
-------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..      N/A       N/A  $  0.02   $ 0.12       $ 0.04
Ratio of Expenses to Av-
 erage Net Assets In-
 cluding Expense Off-
 sets...................     1.50%     1.79%    1.77%     N/A          N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                      ACADIAN EMERGING MARKETS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the securities are primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

                      ACADIAN EMERGING MARKETS PORTFOLIO

  U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and deferred organization costs.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $223,712 to decrease undistributed net investment income, and $224,270 to increase accumulated net realized gain, with a decrease to paid in capital of $558.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based

                      ACADIAN EMERGING MARKETS PORTFOLIO
  on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 1.00% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $140,787 from the Portfolio as Administrator of which $89,053 was paid to CGFSC for its services.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for shareholder redemptions.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after

                      ACADIAN EMERGING MARKETS PORTFOLIO
the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $40,782,429 and sales of $22,698,079 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At October 31, 1997, 69.7% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio.

At October 31, 1997, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian Emerging Markets Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Foreign taxes during the fiscal year ended October 31, 1997 amounted to $142,637 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1997 which shareholders of this Portfolio will receive in late January, 1998. Acadian Emerging Markets Portfolio hereby designates $80,621 as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $2,373,685 for the Portfolio.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                               C & B PORTFOLIOS
--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the C & B Portfolios dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................   2

PURCHASE AND REDEMPTION OF SHARES........................................   8

VALUATION OF SHARES......................................................   9

SHAREHOLDER SERVICES.....................................................  10

INVESTMENT LIMITATIONS...................................................  11

MANAGEMENT OF THE FUND...................................................  14

INVESTMENT ADVISER.......................................................  18

PORTFOLIO TRANSACTIONS...................................................  20

ADMINISTRATIVE SERVICES..................................................  21

CUSTODIAN................................................................  23

INDEPENDENT ACCOUNTANTS..................................................  24

DISTRIBUTOR..............................................................  24

PERFORMANCE CALCULATIONS.................................................  24

GENERAL INFORMATION......................................................  26

FINANCIAL STATEMENTS.....................................................  28

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.......................   1

APPENDIX B - COMPARISONS.................................................   1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the C & B Equity, C & B Balanced, C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolios (the "Portfolios") as set forth in the C & B Portfolios' Prospectus.

LENDING OF SECURITIES

     Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which any include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

     Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

     In order to remain fully invested and to reduce transactions costs, the Balanced Portfolio may invest in stock and bond futures and options and interest rate futures contracts and the Equity, Equity Portfolio for Taxable Investors and Mid Cap Portfolios may invest in stock futures and options. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures market primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

     The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

     The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Equity, Equity Portfolio for Taxable Investors, MidCap Equity and Balanced Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the C & B Portfolios may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.



     The Portfolios may suspend redemption privileges or postpone the day of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Equity, MidCap and Balanced Portfolios for redemptions. Shares of the Equity Portfolio for Taxable Investors held for less than one year will be subject to a 1% redemption fee. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, and (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolios' Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of each C & B Portfolio may be exchanged for Institutional Class Shares of other C & B Portfolios. In addition, Institutional Class Shares of each C & B Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificates or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The Portfolios are subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Portfolio will not:

          (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options, futures or repurchase transactions;

          (5) purchase on margin or sell short except as specified in (1) above;

          (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as a result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

          (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

          (11) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (12) invest for the purpose of exercising control over management of any company;

          (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

          (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when such

               Portfolio adopts a temporary defensive position; and

          (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                                 MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of Squam Investment
College Road-RFD 3        Management Company, Inc. and Great Island Investment
Meredith, NH 03253        Company, Inc.; President of Bennett Management Company
1/26/29                   from 1988 to 1993.


Nancy J. Dunn             Director of the Fund; Vice President for Finance and
10 Garden Street          Administration and Treasurer of Radcliffe College
Cambridge, MA 02138       since 1991.
8/14/51


Philip D. English         Director of the Fund; President and Chief Executive
16 West Madison Street    Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201       Board of Chektec Corporation and Cyber Scientific,
8/5/48                    Inc.


William A. Humenuk        Director of the Fund; Partner in the Philadelphia
4000 Bell Atlantic Tower  office of the law firm Dechert Price & Rhoads;
1717 Arch Street          Director, Hofler Corp.
Philadelphia, PA 19103
4/21/42


Norton H. Reamer*         Director, President and Chairman of the Fund;
One International Place   President, Chief Executive Officer and a Director of
Boston, MA 02110          United Asset Management Corporation; Director, Partner
3/21/35                   or Trustee of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director of the Fund; Executive Vice President of
Jr.*                      United Asset Management Corporation; formerly an
One International Place   executive officer and Director of T. Rowe Price and
Boston, MA 02110          President and Chief Investment Office of T. Rowe Price
8/24/40                   Trust Company.


Peter M. Whitman, Jr.*    Director of the Fund; President and Chief Investment
One Financial Center      Officer of Dewey Square Investors Corporation since
Boston, MA 02111          1988; Director and Chief Executive Officer of H.T.
7/1/43                    Investors, Inc., formerly a subsidiary of Dewey
                          Square.


William H. Park           Vice President of the Fund; Executive Vice President
One International Place   and Chief Financial Officer of United Asset Management
Boston, MA 02110          Corporation.
9/19/47


Gary L. French            Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street       Inc. and UAM Fund Distributors, Inc.; Vice President
Boston, MA 02110          of Operations, Development and Control of Fidelity
7/4/51                    Investments in 1995; Treasurer of the Fidelity Group
                          of Mutual Funds from 1991 to 1995.


Robert R. Flaherty        Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street       Fund Services, Inc.; former Manager of Fund
Boston, MA 02110          Administration and Compliance of Chase Global Fund
9/18/63                   Services Company from 1995 to 1996; Senior Manager of
                          Deloitte & Touche LLP from 1985 to 1995.


Gordon M. Shone           Assistant Treasurer of the Fund; Vice President of
73 Tremont Street         Fund Administration and Compliance of Chase Global
Boston, MA  02108         Funds Services Company, formerly Senior Audit Manager
7/30/56                   of Coopers & Lybrand LLP from 1983 to 1993.


Michael DeFao             Secretary of the Fund; Vice President and General
211 Congress Street       Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Associate Attorney of Ropes & Gray
2/28/68                   (a law firm) from 1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street         and General Counsel of Chase Global Funds Services
Boston, MA 02108          Company.
3/7/55


----------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                                   Pension or
                              Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
    Name of Person,          Compensation     Accrued as Part of       Benefits Upon     from Registrant and
       Position            From Registrant       Fund Expenses          Retirement           Fund Complex
       --------            ---------------       -------------          ----------           ------------
John T. Bennett, Jr.,          $ 26,791                0                     0                 $ 32,750
   Director

Nancy J. Dunn,                 $  6,774                0                     0                 $  8,300
   Director

Philip D. English,             $ 26,791                0                     0                 $ 32,750
   Director

William A. Humenuk,            $ 26,791                0                     0                 $ 32,750
   Director



PRINCIPAL HOLDERS OF SECURITIES

     As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     C & B Equity Portfolio: First Union National Bank, Trustee, for Defined Benefit Pension Plan for Cadmus, 1525 West WT Harris Boulevard CMG 1151, Charlotte, NC, 13.0%*; Commonwealth Energy System and Subsidiary Companies Post, Retirement Benefit Program Group 1, One Main Street, Cambridge, MA, 12.0%*; Hudson Valley District Council of Carpenters Pension Fund, R.D. 8, Box 327, Middletown, NY, 7.9%* and Saxon & Co., FBO W. PA Team & MTR Carrier, P.O. Box 7780-1888, Philadelphia, PA, 5.9%.

     C&B Equity Portfolio for Taxable Investors: Ann Hauptman and Cynthia Jacobs Trste, FBO Ann Haupman, Hunter A. Haupman Trust, 4 Briga Lane, White Plains, NY, 22.3%; S. Sanford Schlitt, TOD FBO Patricia Schlitt, 491 Meadow Lark Drive, Sarasota, FL, 16.0%; Bruce A. Boulware and Lizabeth A. Boulware, JTTEN, 6805 Langley Springs, CT, McLean, VA, 12.6%; John J. Medveckis, The Barclay 22-c, Philadelphia, PA, 9.0%; Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA, 7.4%; Charles Schwab & Co. Inc., Reinvestment Account, Attn:
Mutual Funds, 101 Montgomery Street, San Francisco, CA, 7.3% and Donaldson Lufkin Janrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ, 5.2%.

     C & B Balanced Portfolio: UFCW Local 56 & Food Industry Employers Money Purchase Pension Trust, c/o Corestates Bank, P.O. Box 7829, Philadelphia, PA, 29.2%; Baptist Health System, Inc., D/B/A Coosa Valley Baptist Medical Center, 315 West Hickory Street, Sylacauga, AL, 14.6%; Charles J. Prizer, 4325 Gulf of Mexico Drive, Longboat Key, FL, 11.9%*; Stanley B. Tulin, c/o Coopers & Lybrand, 717 Spring Mill Rd., Villanova, PA 19085, 6.4% and St. Andrews Church, Memorial Endowment Fund, P.O. Box 1287, Edgartown, MA 02539, 5.6%.

     As of December 24, 1997, C & B owned one share of the Taxable Equity and Mid Cap Portfolios representing 100% of each Portfolio's shares issued.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Cooke & Bieler, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

     Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

     The Adviser bases its philosophy and process on selecting high quality, risk averse stocks. An emphasis on value is designed to protect assets in down markets. The stock selection process is geared towards finding companies with high quality earnings which are sustainable in a wide range of economic environments. Key criteria include companies with strong balance sheets, a proven management team and low debt. On the fixed income side, the Adviser is a conservative, quality-oriented bond manager.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Baptist Health System, Mayo Foundation, Wisconsin Energy Corp. and Princeton University.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Agreements, each C & B Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each C & B Portfolio's average net assets for the month:

                                                    Rate
     Equity Portfolio............................  0.625%
     Balanced Portfolio..........................  0.625%
     Equity Portfolio
          for Taxable Investors..................  0.625%
     Mid Cap Equity Portfolio....................  0.625%

     For the periods ended October 31, 1995, 1996 and 1997, the C & B Equity Portfolio paid advisory fees of approximately $1,418,000, $1,345,533 and $882,890, respectively, to the Adviser.

     For the periods ended October 31, 1995, 1996 and 1997, the C & B Balanced Portfolio paid advisory fees of approximately $182,000, $77,383 and $89,715, respectively, to the Adviser. During these periods, the Adviser voluntarily waived advisory fees of approximately $9,000, $66,224 and $54,862, respectively.

     For the period from February 12, 1997 (commencement of operations) to October 31, 1997, the C&B Equity Portfolio for Taxable Investors paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $3,003.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's C & B Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the C&B Balanced Portfolio paid brokerage commissions of approximately $18,097, $10,972 and $14,006, respectively, and the C&B Equity Portfolio paid brokerage commissions of approximately $190,407, $196,212 and $170,908, respectively. During the period ended October 31, 1997, the C&B Equity Portfolio for Taxable Investors paid brokerage commissions of approximately $1,054.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

     The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those that have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

     UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The

Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

     Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                            Annual Rate
                                                            -----------
           Equity Portfolio........................         0.04%
           Balanced Portfolio......................         0.06%
           Equity Portfolio for
             Taxable Investors.....................         0.04%
           Mid Cap Portfolio.......................         0.04%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

     During the fiscal years ended October 31, 1995, 1996 and 1997 the C & B Equity Portfolio paid administrative services fees of approximately: $264,000, $271,427 and $194,278, respectively; the C&B Balanced Portfolio paid administrative services fees of $79,000, $84,334 and $90,736, respectively. Of these amounts, for the fiscal year ended October 31, 1996 and 1997, C & B Balanced Portfolio paid $77,007 and $76,870, respectively, to Chase and $7,327 and $13,866 to UAMFSI, respectively, and C & B Equity Portfolio paid $230,298 and $137,773, respectively, to Chase and $41,129 and $56,505, respectively, to UAMFSI. For the period February 12, 1997 (commencement of operations) to October 31, 1997, the C&B Equity Portfolio for Taxable Investors paid administrative services fees of approximately $23,712. Of this amount, the C & B Equity Portfolio for Taxable Investors paid $23,521 to Chase and $191 to UAMFSI.

     UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.


     Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

     Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. The Service Provider received no compensation during the fiscal year ended October 31, 1997 from any of the Portfolios.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                 DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

     The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     A yield figure is obtained using the following formula:

     Yield = 2[(a - b + 1)/6/ - 1]
                -----
                 cd

where:

     a   =   dividends and interest earned during the period
     b   =   expenses accrued for the period (net of reimbursements)
     c   =   the average daily number of shares outstanding
             during the period that were entitled to receive
             income distributions
     d   =   the maximum offering price per share on the last
             day of the period.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total rates of return for the C & B Equity Portfolio, C & B Balanced Portfolio and C & B Equity Portfolio for Taxable Investors from inception and for the one and five year period ended on the date of the Financial Statements included herein are as follows:


                                                 Since
                                               Inception
                                                Through
                      One Year   Five Years      Year
                        Ended       Ended        Ended
                       October     October      October
                         31,         31,          31,      Inception
                        1997        1997         1997        Date
                      ---------  -----------  -----------  ---------
C & B Equity             30.43%       16.20%       15.70%    5/15/90
Portfolio

C & B Balanced           20.39%       11.90%       12.20%   12/29/89
Portfolio

C & B Equity               N/A         N/A         15.54%    2/12/97
Portfolio for
Taxable Investors

     These figures were calculated according to the following formula:

             P (1 + T)/n/ = ERV

where:

             P    =   a hypothetical initial payment of $1,000
             T    =   average annual total return
             n    =   number of years
             ERV  =   ending redeemable value of a hypothetical
                      $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor Shares of these Portfolios have been offered by the Fund.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the

Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of that Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

 FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements (including notes thereto) of the C & B Equity, C & B Balanced, C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Portfolios for the fiscal year ended October 31, 1997, which appear in the C & B Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the C & B Balanced Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the C & B Balanced Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the C & B Balanced Portfolio may purchase mortgage-backed securities representing interests in pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the C & B Balanced Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

     The C & B Balanced Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.


III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.


IV.  DESCRIPTION OF COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


V.  DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


VI.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

     (k) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.


     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Index.

     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.


     (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill, Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.9%)
 Boeing Co................................................  92,900 $  4,447,587
 Raytheon Co. ............................................  81,000    4,394,250
                                                                   ------------
                                                                      8,841,837
-------------------------------------------------------------------------------
AUTOMOTIVE (5.3%)
 Eaton Corp. .............................................  29,000    2,802,125
 Genuine Parts Co. ....................................... 147,000    4,602,937
 Snap-On, Inc.............................................  14,000      602,000
                                                                   ------------
                                                                      8,007,062
-------------------------------------------------------------------------------
BANKS (1.5%)
 Wachovia Corp............................................  30,000    2,259,375
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.6%)
 Anheuser-Busch Cos., Inc.................................  91,000    3,634,313
 McDonald's Corp..........................................  36,000    1,613,250
 UST, Inc. ............................................... 105,300    3,152,419
                                                                   ------------
                                                                      8,399,982
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.5%)
 McGraw-Hill Cos., Inc....................................  57,300    3,745,987
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.6%)
 Dover Corp. .............................................  76,300    5,150,250
 General Signal Corp......................................  42,000    1,685,250
                                                                   ------------
                                                                      6,835,500
-------------------------------------------------------------------------------
CHEMICALS (3.8%)
 Eastman Chemical Co. ....................................  47,500    2,832,188
 Hercules, Inc............................................  47,000    2,156,125
 Nalco Chemical Co. ......................................  17,400      696,000
                                                                   ------------
                                                                      5,684,313
-------------------------------------------------------------------------------
CONSTRUCTION (6.0%)
 Fluor Corp...............................................  92,000    3,783,500
 Sherwin-Williams Co...................................... 185,000    5,133,750
                                                                   ------------
                                                                      8,917,250
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER DURABLES (4.5%)
 Corning, Inc.............................................  80,000 $  3,610,000
 Rubbermaid, Inc.......................................... 131,000    3,152,187
                                                                   ------------
                                                                      6,762,187
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (5.0%)
 Hasbro, Inc. ............................................ 144,000    4,176,000
 International Flavors & Fragrances, Inc..................  39,500    1,910,813
 NIKE, Inc., Class B......................................  27,700    1,301,900
                                                                   ------------
                                                                      7,388,713
-------------------------------------------------------------------------------
ELECTRONICS (5.0%)
 AMP, Inc.................................................  88,000    3,960,000
 Grainger (W.W.), Inc.....................................  23,000    2,011,063
 Motorola, Inc............................................  25,000    1,543,750
                                                                   ------------
                                                                      7,514,813
-------------------------------------------------------------------------------
ENERGY (10.5%)
 Burlington Resources, Inc................................ 110,500    5,407,594
 Exxon Corp...............................................  74,000    4,546,375
 Royal Dutch Petroleum Co. (NY Shares).................... 109,200    5,746,650
                                                                   ------------
                                                                     15,700,619
-------------------------------------------------------------------------------
FINANCIAL SERVICES (13.0%)
 EXEL Ltd. ...............................................  86,000    5,197,625
 Marsh & McLennan Cos., Inc...............................  86,200    6,120,200
 MBIA, Inc................................................  72,000    4,302,000
 State Street Corp........................................  70,000    3,902,500
                                                                   ------------
                                                                     19,522,325
-------------------------------------------------------------------------------
MANUFACTURING (3.6%)
 Dana Corp................................................  68,900    3,225,381
 Pall Corp. .............................................. 107,200    2,217,700
                                                                   ------------
                                                                      5,443,081
-------------------------------------------------------------------------------
MULTI-INDUSTRY (3.9%)
 National Service Industries, Inc. .......................  28,700    1,269,975
 Whitman Corp............................................. 176,000    4,620,000
                                                                   ------------
                                                                      5,889,975
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                         SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (8.7%)
 International Business Machines Corp. ...............     43,400 $  4,255,913
 Pitney Bowes, Inc....................................     55,000    4,362,187
 Xerox Corp...........................................     56,000    4,441,500
                                                                  ------------
                                                                    13,059,600
-------------------------------------------------------------------------------
PAPER & PACKAGING (0.4%)
 Sonoco Products Co. .................................     18,000      579,375
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.4%)
 Bristol-Myers Squibb Co. ............................     36,000    3,159,000
 Merck & Co., Inc.....................................     17,000    1,517,250
 Schering-Plough Corp.................................      8,300      465,318
                                                                  ------------
                                                                     5,141,568
-------------------------------------------------------------------------------
SERVICES (3.2%)
 Service Corp. International..........................    148,500    4,519,969
 Sysco Corp...........................................      5,500      220,000
                                                                  ------------
                                                                     4,739,969
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $109,600,186)...............             144,433,531
-------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $7,172,346,
  collateralized by $6,873,443 of various
  U.S. Treasury Notes, 5.50%-8.75% due from 5/15/00-
  6/30/02, valued at $7,173,044 (COST $7,169,000)..... $7,169,000    7,169,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (COST $116,769,186)(A).....             151,602,531
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)..................              (1,754,213)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $149,848,318
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $116,790,073. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $34,812,458. This consisted of aggregate gross unrealized appreciation for all securities of $36,860,034 and aggregate gross unrealized depreciation for all securities of $2,047,576.

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $116,769,186
                                                                   ============
 Investments, at Value............................................ $151,602,531
 Cash.............................................................          911
 Receivable for Investments Sold..................................      902,916
 Dividends Receivable.............................................      115,148
 Receivable for Fund Shares Sold..................................        5,100
 Interest Receivable..............................................        1,115
 Other Assets.....................................................        3,579
-------------------------------------------------------------------------------
  Total Assets....................................................  152,631,300
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................    2,449,627
 Payable for Fund Shares Redeemed.................................      199,200
 Payable for Investment Advisory Fees--Note B.....................       82,269
 Payable for Administrative Fees--Note C..........................       17,060
 Payable for Custodian Fees--Note D...............................        7,956
 Payable for Directors' Fees--Note F..............................          939
 Other Liabilities................................................       25,931
-------------------------------------------------------------------------------
  Total Liabilities...............................................    2,782,982
-------------------------------------------------------------------------------
NET ASSETS........................................................ $149,848,318
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $ 79,885,124
 Undistributed Net Investment Income..............................      217,315
 Accumulated Net Realized Gain....................................   34,912,534
 Unrealized Appreciation..........................................   34,833,345
-------------------------------------------------------------------------------
NET ASSETS........................................................ $149,848,318
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................    8,969,352
 Net Asset Value, Offering and Redemption Price Per Share......... $      16.71
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

----------------------------------------
INVESTMENT INCOME
 Dividends...............   $ 2,670,430
 Interest................       583,680
----------------------------------------
  Total Income...........     3,254,110
----------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B...........       882,890
 Administrative Fees--
  Note C.................       194,278
 Custodian Fees--Note D..        14,914
 Directors' Fees--Note F.         3,746
 Other Expenses..........        77,671
----------------------------------------
  Total Expenses.........     1,173,499
 Expense Offset--Note A..          (117)
----------------------------------------
  Net Expenses...........     1,173,382
----------------------------------------
NET INVESTMENT INCOME....     2,080,728
----------------------------------------
NET REALIZED GAIN ON IN-
 VESTMENTS...............    35,177,992
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS..........       242,155
----------------------------------------
NET GAIN ON INVESTMENTS..    35,420,147
----------------------------------------
NET INCREASE IN NET AS-
 SETS RESULTING FROM OP-
 ERATIONS................   $37,500,875
----------------------------------------
----------------------------------------


    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,    OCTOBER 31,
                                                          1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $  2,080,728  $   4,139,389
 Net Realized Gain..................................    35,177,992     45,211,776
 Net Change in Unrealized Appreciation/Depreciation.       242,155     (3,731,843)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................    37,500,875     45,619,322
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................    (2,213,453)    (4,276,922)
 Net Realized Gain..................................   (39,513,464)   (11,481,231)
----------------------------------------------------------------------------------
  Total Distributions...............................   (41,726,917)   (15,758,153)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.............................................    25,737,881     16,594,738
   --In Lieu of Cash Distributions..................    35,929,474     14,951,054
 Redeemed...........................................   (76,637,337)  (138,175,569)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions......   (14,969,982)  (106,629,777)
----------------------------------------------------------------------------------
 Total Decrease.....................................   (19,196,024)   (76,768,608)
Net Assets:
 Beginning of Period................................   169,044,342    245,812,950
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $217,315 and $350,040, respective-
  ly)...............................................  $149,848,318  $ 169,044,342
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................     1,709,189        987,019
  In Lieu of Cash Distributions.....................     2,681,613        944,442
  Shares Redeemed...................................    (4,870,660)    (8,159,088)
----------------------------------------------------------------------------------
                                                          (479,858)    (6,227,627)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                                      ------------------------------------------
                                 1997      1996      1995      1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  17.89  $  15.68  $  13.13  $  13.06  $  13.29
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income.......      0.25      0.36      0.34      0.31      0.28
 Net Realized and Unrealized
  Gain.......................      3.82      2.94      2.55      0.28      0.24
--------------------------------------------------------------------------------
  Total From Investment Oper-
   ations....................      4.07      3.30      2.89      0.59      0.52
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......     (0.26)    (0.35)    (0.34)    (0.30)    (0.26)
 Net Realized Gain...........     (4.99)    (0.74)      --      (0.18)    (0.49)
 In Excess of Net Realized
  Gain.......................       --        --        --      (0.04)      --
--------------------------------------------------------------------------------
  Total Distributions........     (5.25)    (1.09)    (0.34)    (0.52)    (0.75)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD..........................  $  16.71  $  17.89  $  15.68  $  13.13  $  13.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.................     30.43%    21.99%    22.28%     4.67%     4.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................  $149,848  $169,044  $245,813  $208,937  $209,153
Ratio of Expenses to Average
 Net Assets..................      0.83%     0.81%     0.79%     0.82%     0.82%
Ratio of Net Investment
 Income to Average
 Net Assets..................      1.47%     1.92%     2.35%     2.39%     2.28%
Portfolio Turnover Rate......        55%       29%       42%       46%       21%
Average Commission Rate #....  $ 0.0509  $ 0.0508       N/A       N/A       N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................      0.83%     0.80%     0.78%      N/A       N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                            C & B EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

                            C & B EQUITY PORTFOLIO
  differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $194,278 from the Portfolio as Administrator of which $137,773 was paid to CGFSC for its services as sub-Administrator.

                            C & B EQUITY PORTFOLIO

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $72,908,020 and sales of $122,359,666 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 24.6% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C & B Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C & B Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The C & B Equity Portfolio hereby designates $38,563,811 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 68.8%.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                                 SHARES  VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.6%)
 Boeing Co. ....................................................   400  $ 19,150
 Raytheon Co. ..................................................   300    16,275
                                                                        --------
                                                                          35,425
--------------------------------------------------------------------------------
AUTOMOTIVE (1.9%)
 Genuine Parts Co. .............................................   600    18,787
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.2%)
 Anheuser-Busch Cos., Inc. .....................................   400    15,975
 UST, Inc. ..................................................... 1,200    35,925
                                                                        --------
                                                                          51,900
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (5.3%)
 Dover Corp. ...................................................   300    20,250
 General Signal Corp. ..........................................   800    32,100
                                                                        --------
                                                                          52,350
--------------------------------------------------------------------------------
CHEMICALS (4.6%)
 Eastman Chemical Co. ..........................................   300    17,888
 Hercules, Inc. ................................................   600    27,525
                                                                        --------
                                                                          45,413
--------------------------------------------------------------------------------
CONSTRUCTION (6.3%)
 Fluor Corp. ...................................................   700    28,787
 Sherwin-Williams Co. .......................................... 1,200    33,300
                                                                        --------
                                                                          62,087
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.4%)
 Corning, Inc. .................................................   600    27,075
 Rubbermaid, Inc. ..............................................   700    16,844
                                                                        --------
                                                                          43,919
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (7.7%)
 Hasbro, Inc. .................................................. 1,000    29,000
 International Flavors & Fragrances, Inc. ......................   600    29,025
 NIKE, Inc., Class B............................................   400    18,800
                                                                        --------
                                                                          76,825
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                                 SHARES  VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS (5.9%)
 AMP, Inc. .....................................................   500  $ 22,500
 Grainger (W.W.), Inc. .........................................   200    17,487
 Motorola, Inc. ................................................   300    18,525
                                                                        --------
                                                                          58,512
--------------------------------------------------------------------------------
ENERGY (9.6%)
 Burlington Resources, Inc. ....................................   900    44,044
 Exxon Corp. ...................................................   400    24,575
 Royal Dutch Petroleum Co. (NY Shares)..........................   500    26,312
                                                                        --------
                                                                          94,931
--------------------------------------------------------------------------------
FINANCIAL SERVICES (13.7%)
 EXEL Ltd. .....................................................   700    42,306
 Marsh & McLennan Cos., Inc. ...................................   500    35,500
 MBIA, Inc. ....................................................   600    35,850
 State Street Corp. ............................................   400    22,300
                                                                        --------
                                                                         135,956
--------------------------------------------------------------------------------
MANUFACTURING (5.1%)
 Dana Corp. ....................................................   600    28,088
 Pall Corp. .................................................... 1,100    22,756
                                                                        --------
                                                                          50,844
--------------------------------------------------------------------------------
MULTI-INDUSTRY (5.8%)
 National Service Industries, Inc. .............................   600    26,550
 Whitman Corp. ................................................. 1,200    31,500
                                                                        --------
                                                                          58,050
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (7.7%)
 International Business Machines Corp. .........................   300    29,419
 Pitney Bowes, Inc. ............................................   300    23,794
 Xerox Corp. ...................................................   300    23,794
                                                                        --------
                                                                          77,007
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                               SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (4.0%)
 Bristol-Myers Squibb Co......................................     200 $ 17,550
 Schering-Plough Corp. .......................................     400   22,425
                                                                       --------
                                                                         39,975
-------------------------------------------------------------------------------
SERVICES (5.6%)
 Service Corp. International..................................   1,300   39,569
 Sysco Corp. .................................................     400   16,000
                                                                       --------
                                                                         55,569
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $880,207)...........................          957,550
-------------------------------------------------------------------------------
                                                                FACE
                                                               AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.5%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due 11/3/97, to be repurchased at $35,016, collateralized by $33,557 of
  various U.S. Treasury Notes,
  5.50%-8.75% due from 5/15/00-6/30/02, valued at $35,020
  (COST $35,000).............................................. $35,000   35,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $915,207)(A)..................          992,550
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)...........................              642
-------------------------------------------------------------------------------
NET ASSETS (100%).............................................         $993,192
================================================================================

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $915,387. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $77,163. This consisted of aggregate gross unrealized appreciation for all securities of $98,852 and aggregate gross unrealized depreciation for all securities of $21,689.

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $  915,207
                                                                    ==========
 Investments, at Value............................................. $  992,550
 Receivable for Fund Shares Sold...................................     22,000
 Receivable due from Investment Adviser--Note B....................      5,823
 Dividends Receivable..............................................        690
 Interest Receivable...............................................          6
 Other Assets......................................................         17
-------------------------------------------------------------------------------
  Total Assets.....................................................  1,021,086
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees--Note C...........................      3,748
 Payable for Directors' Fees--Note F...............................        597
 Due to Custodian Bank.............................................         46
 Payable for Custodian Fees--Note D................................         36
 Other Liabilities.................................................     23,467
-------------------------------------------------------------------------------
  Total Liabilities................................................     27,894
-------------------------------------------------------------------------------
NET ASSETS......................................................... $  993,192
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $  921,426
 Undistributed Net Investment Income...............................      1,243
 Accumulated Net Realized Loss.....................................     (6,820)
 Unrealized Appreciation...........................................     77,343
-------------------------------------------------------------------------------
NET ASSETS......................................................... $  993,192
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................     86,713
 Net Asset Value, Offering and Redemption Price Per Share.......... $    11.45
===============================================================================

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF OPERATIONS
For the Period from February 12, 1997* to October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.....................................................         $  8,421
 Interest......................................................            3,946
---------------------------------------------------------------------------------
  Total Income.................................................           12,367
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B..............................
  Basic Fees................................................... $3,003
  Less: Fees Waived............................................ (3,003)      --
                                                                ------
 Administrative Fees--Note C...................................           23,712
 Registration and Filing Fees..................................           27,674
 Audit Fees....................................................           15,667
 Printing Fees.................................................           12,776
 Directors' Fees--Note F.......................................            1,655
 Custodian Fees--Note D........................................              418
 Other Expenses................................................            3,726
 Expenses Assumed by the Adviser--Note B.......................          (80,823)
---------------------------------------------------------------------------------
  Total Expenses...............................................            4,805
 Expense Offset--Note A........................................              --
---------------------------------------------------------------------------------
  Net Expenses.................................................            4,805
---------------------------------------------------------------------------------
NET INVESTMENT INCOME..........................................            7,562
---------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS...............................           (6,820)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVEST-
 MENTS.........................................................           77,343
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS........................................           70,523
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........         $ 78,085
=================================================================================

* Commencement of Operations


    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF CHANGES IN NET ASSETS

                                                                    FEBRUARY 12,
                                                                      1997* TO
                                                                    OCTOBER 31,
                                                                        1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................................   $  7,562
 Net Realized Loss.................................................     (6,820)
 Net Change in Unrealized Appreciation/Depreciation ...............     77,343
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.............     78,085
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............................................     (6,319)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued............................................................    934,577
      --In Lieu of Cash Distributions..............................      3,375
 Redeemed..........................................................    (16,526)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.....................    921,426
--------------------------------------------------------------------------------
 Total Increase....................................................    993,192
Net Assets:
 Beginning of Period...............................................          -
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $1,243)..........................................................   $993,192
===============================================================================
(1)  Shares Issued and Redeemed:
     Shares Issued.................................................     88,006
     In Lieu of Cash Distributions.................................        301
     Shares Redeemed...............................................     (1,594)
--------------------------------------------------------------------------------
                                                                        86,713
===============================================================================

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           FEBRUARY 12, 1997***
                                                                    TO
                                                             OCTOBER 31, 1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................       $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income....................................          0.11
 Net Realized and Unrealized Gain.........................          1.44
-------------------------------------------------------------------------------
  Total From Investment Operations........................          1.55
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....................................         (0.10)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............................       $ 11.45
===============================================================================
TOTAL RETURN..............................................         15.54%+**
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).....................       $   993
Ratio of Expenses to Average Net Assets...................          1.00%*
Ratio of Net Investment Income to Average Net Assets......          1.57%*
Portfolio Turnover Rate...................................             3%
Average Commission Rate...................................       $0.0502
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Ad-
 viser Per Share..........................................       $  1.27
Ratio of Expenses to Average Net Assets Including Expense
 Offsets..................................................          1.00%*
-------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed during the period.


   The accompanying notes are an integral part of the financial statements.

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio for Taxable Investors (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term, after tax total return consistent with minimizing risk to principal by investing in common stocks of companies which have a consistency and predictability in their earnings growth.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1997 the C & B Equity Portfolio for Taxable Investors had available a capital loss carryover for Federal income tax purposes of $6,641 which will expire on October 31, 2005.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services,

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended October 31, 1997, UAM Fund Services, Inc. earned $23,712 from the Portfolio as Administrator of which $23,521 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $903,286 and sales of $16,258 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At October 31, 1997, 57.1% o f total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
C & B Equity Portfolio for Taxable Investors

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C & B Equity Portfolio for Taxable Investors (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the period from February 12, 1997 to October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100.0%.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (58.0%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.6%)
 Boeing Co..................................................  9,000 $   430,875
 Raytheon Co................................................  8,000     434,000
                                                                    -----------
                                                                        864,875
-------------------------------------------------------------------------------
AUTOMOTIVE (3.5%)
 Eaton Corp.................................................  3,100     299,538
 Genuine Parts Co........................................... 14,000     438,375
 Snap-On, Inc. .............................................  2,000      86,000
                                                                    -----------
                                                                        823,913
-------------------------------------------------------------------------------
BANKS (0.9%)
 Wachovia Corp..............................................  3,000     225,938
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.2%)
 Anheuser-Busch Cos., Inc...................................  9,000     359,438
 McDonald's Corp............................................  3,000     134,438
 UST, Inc. .................................................  9,000     269,438
                                                                    -----------
                                                                        763,314
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.4%)
 McGraw-Hill Cos., Inc......................................  5,000     326,875
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.9%)
 Dover Corp.................................................  8,000     540,000
 General Signal Corp........................................  3,700     148,462
                                                                    -----------
                                                                        688,462
-------------------------------------------------------------------------------
CHEMICALS (2.3%)
 Eastman Chemical Co........................................  4,600     274,275
 Hercules, Inc..............................................  5,000     229,375
 Nalco Chemical Co. ........................................  1,000      40,000
                                                                    -----------
                                                                        543,650
-------------------------------------------------------------------------------
CONSTRUCTION (3.6%)
 Fluor Corp.................................................  9,000     370,125
 Sherwin-Williams Co........................................ 18,000     499,500
                                                                    -----------
                                                                        869,625
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DURABLES (2.5%)
 Corning, Inc. ..............................................  7,000 $   315,875
 Rubbermaid, Inc............................................. 12,300     295,969
                                                                     -----------
                                                                         611,844
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.0%)
 Hasbro, Inc. ............................................... 13,550     392,950
 International Flavors & Fragrances, Inc.....................  4,000     193,500
 NIKE, Inc., Class B.........................................  3,000     141,000
                                                                     -----------
                                                                         727,450
--------------------------------------------------------------------------------
ELECTRONICS (3.1%)
 AMP, Inc....................................................  9,000     405,000
 Grainger (W.W.), Inc........................................  2,600     227,337
 Motorola, Inc. .............................................  2,000     123,500
                                                                     -----------
                                                                         755,837
--------------------------------------------------------------------------------
ENERGY (6.3%)
 Burlington Resources, Inc................................... 10,000     489,375
 Exxon Corp..................................................  7,500     460,781
 Royal Dutch Petroleum Co. (NY Shares)....................... 10,700     563,087
                                                                     -----------
                                                                       1,513,243
--------------------------------------------------------------------------------
FINANCIAL SERVICES (7.3%)
 EXEL Ltd. ..................................................  7,000     423,062
 Marsh & McLennan Cos., Inc. ................................  8,400     596,400
 MBIA, Inc...................................................  6,800     406,300
 State Street Corp...........................................  6,000     334,500
                                                                     -----------
                                                                       1,760,262
--------------------------------------------------------------------------------
MANUFACTURING (2.1%)
 Dana Corp...................................................  6,500     304,281
 Pall Corp................................................... 10,000     206,875
                                                                     -----------
                                                                         511,156
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.5%)
 National Service Industries, Inc........................      4,000 $   177,000
 Whitman Corp............................................     16,500     433,125
                                                                     -----------
                                                                         610,125
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (5.1%)
 International Business Machines Corp. ..................      4,300     421,669
 Pitney Bowes, Inc. .....................................      5,200     412,425
 Xerox Corp..............................................      5,000     396,562
                                                                     -----------
                                                                       1,230,656
--------------------------------------------------------------------------------
PAPER & PACKAGING (0.4%)
 Sonoco Products Co. ....................................      2,700      86,906
--------------------------------------------------------------------------------
PHARMACEUTICALS (1.9%)
 Bristol-Myers Squibb Co. ...............................      3,300     289,575
 Merck & Co., Inc. ......................................      2,000     178,500
                                                                     -----------
                                                                         468,075
--------------------------------------------------------------------------------
SERVICES (2.4%)
 Service Corp. International.............................     14,000     426,125
 Sysco Corp..............................................      4,000     160,000
                                                                     -----------
                                                                         586,125
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $10,332,620)...................             13,968,331
--------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (11.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
 Boeing Co. 6.35%, 6/15/03............................... $  500,000     501,705
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Coca Cola Co. 7.875%, 9/15/98...........................  1,000,000   1,017,640
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.5%)
 Clorox Co. 8.80%, 7/15/01...............................  1,000,000   1,081,010
--------------------------------------------------------------------------------
ENERGY (1.1%)
 Amoco, Canada 7.25%, 12/1/02............................    250,000     262,300
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $2,748,240)............              2,862,655
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (28.2%)
-------------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
  7.50%, 2/11/02........................................ $1,500,000 $ 1,585,785
-------------------------------------------------------------------------------
 U.S. TREASURY BONDS (6.5%)
  8.25%, 5/15/05........................................    400,000     423,248
  7.50%, 11/15/16.......................................  1,000,000   1,144,220
                                                                    -----------
                                                                      1,567,468
-------------------------------------------------------------------------------
 U.S. TREASURY NOTES (15.1%)
  7.00%, 4/15/99........................................  1,000,000   1,019,060
  7.50%, 11/15/01.......................................  1,000,000   1,061,560
  6.50%, 10/15/06.......................................    500,000     520,080
  6.125%, 8/15/07.......................................  1,000,000   1,021,720
                                                                    -----------
                                                                      3,622,420
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $6,473,783)......................................              6,775,673
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.0%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $250,117, collateralized
  by $239,693 of various U.S. Treasury Notes, 5.50%-
  8.75% due from 5/15/00-6/30/02,
  valued at $250,141 (COST $250,000)....................    250,000     250,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (COST $19,804,643)(A).........             23,856,659
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%).....................                209,171
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $24,065,830
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $19,828,281. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $4,028,378. This consisted of aggregate gross unrealized appreciation for all securities of $4,225,573 and aggregate gross unrealized depreciation for all securities of $197,195.

   The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997


-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $19,804,643
                                                                    ===========
 Investments, at Value............................................. $23,856,659
 Cash..............................................................     247,216
 Interest Receivable...............................................     182,864
 Receivable for Investments Sold...................................     224,290
 Dividends Receivable..............................................      11,312
 Other Assets......................................................         548
-------------------------------------------------------------------------------
  Total Assets.....................................................  24,522,889
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................     402,134
 Payable for Investment Advisory Fees--Note B......................      21,301
 Payable for Administrative Fees--Note C...........................       7,327
 Payable for Custodian Fees--Note D................................       1,931
 Payable for Directors' Fees--Note F...............................         656
 Other Liabilities.................................................      23,710
-------------------------------------------------------------------------------
  Total Liabilities................................................     457,059
-------------------------------------------------------------------------------
NET ASSETS......................................................... $24,065,830
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $17,253,801
 Undistributed Net Investment Income...............................      75,050
 Accumulated Net Realized Gain.....................................   2,684,963
 Unrealized Appreciation...........................................   4,052,016
-------------------------------------------------------------------------------
NET ASSETS......................................................... $24,065,830
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,749,926
 Net Asset Value, Offering and Redemption Price Per Share.......... $     13.75
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................................................           $  709,123
 Dividends.................................................              261,162
---------------------------------------------------------------------------------
  Total Income.............................................              970,285
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $144,577
  Less: Fees Waived........................................  (54,862)     89,715
                                                            --------
 Administrative Fees--Note C...............................               90,736
 Audit Fees................................................               15,244
 Printing Fees.............................................               13,847
 Registration and Filing Fees..............................               10,459
 Custodian Fees--Note D....................................                3,031
 Directors' Fees--Note F...................................                2,268
 Other Expenses............................................                6,211
---------------------------------------------------------------------------------
  Total Expenses...........................................              231,511
 Expense Offset--Note A....................................                 (248)
---------------------------------------------------------------------------------
  Net Expenses.............................................              231,263
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              739,022
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................            2,730,755
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................              807,467
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            3,538,222
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $4,277,244
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   739,022  $   807,161
 Net Realized Gain.....................................    2,730,755    1,918,101
 Net Change in Unrealized Appreciation/Depreciation....      807,467      435,301
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    4,277,244    3,160,563
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (766,500)    (804,110)
 Net Realized Gain.....................................   (1,921,313)  (2,579,017)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,687,813)  (3,383,127)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................    1,175,046      328,108
   --In Lieu of Cash Distributions.....................    2,546,229    3,033,780
 Redeemed..............................................   (3,873,517)  (4,657,088)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........     (152,242)  (1,295,200)
----------------------------------------------------------------------------------
 Total Increase (Decrease).............................    1,437,189   (1,517,764)
Net Assets:
 Beginning of Period...................................   22,628,641   24,146,405
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $75,050 and $102,528, respectively)........  $24,065,830  $22,628,641
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
   Shares Issued.......................................       90,365       26,277
   In Lieu of Cash Distributions.......................      209,198      251,778
   Shares Redeemed.....................................     (297,984)    (368,527)
----------------------------------------------------------------------------------
                                                               1,579      (90,472)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEARS ENDED OCTOBER 31,
                                       -----------------------------------------
                                 1997      1996      1995      1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $ 12.94   $ 13.13   $ 11.86   $ 12.68   $ 12.57
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income........     0.42      0.45      0.52      0.48      0.45
 Net Realized and Unrealized
  Gain (Loss) ................     1.98      1.29      1.51     (0.39)     0.40
--------------------------------------------------------------------------------
  Total From Investment Opera-
   tions .....................     2.40      1.74      2.03      0.09      0.85
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.44)    (0.45)    (0.52)    (0.47)    (0.44)
 Net Realized Gain............    (1.15)    (1.48)    (0.24)    (0.44)    (0.30)
--------------------------------------------------------------------------------
  Total Distributions.........    (1.59)    (1.93)    (0.76)    (0.91)    (0.74)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD...........................  $ 13.75   $ 12.94   $ 13.13   $ 11.86   $ 12.68
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..................    20.39%+   14.70%+   17.83%+    0.74%+    7.01%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..................  $24,066   $22,629   $24,146   $32,077   $42,974
Ratio of Expenses to Average
 Net Assets...................     1.00%     1.00%     1.00%     1.00%     0.90%
Ratio of Net Investment Income
 to Average Net Assets........     3.20%     3.51%     3.80%     3.84%     3.65%
Portfolio Turnover Rate.......       35%       21%       22%       24%       22%
Average Commission Rate #.....  $0.0510   $0.0511       N/A       N/A       N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Ex-
 penses Assumed by the Adviser
 Per Share....................  $ 0.031   $ 0.037   $ 0.004   $ 0.001       N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets......................     1.00%     1.00%     1.00%      N/A       N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                           C & B BALANCED PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Balanced Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade fixed income securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                           C & B BALANCED PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company

                           C & B BALANCED PORTFOLIO

("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $90,736 from the Portfolio as Administrator of which $76,870 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $5,529,241 and sales of $8,595,815 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $2,025,543 and $617,531, respectively.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 54.2% of total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
C & B Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of C & B Balanced Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The C & B Balanced Portfolio hereby designates $1,921,313 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 25.8%. The percentage of income earned from direct treasury obligations for the year ended October 31, 1997 is 48.7%.

                                    PART B

                                UAM FUNDS, INC.
--------------------------------------------------------------------------------
                                 DSI PORTFOLIOS

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the DSI Portfolios Institutional Class Shares dated January 22, 1998 and the Prospectus relating to the DSI Disciplined Value Portfolio Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983


                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.........................................    2

PURCHASE AND REDEMPTION OF SHARES..........................................   15

VALUATION OF SHARES........................................................   16

SHAREHOLDER SERVICES.......................................................   18

INVESTMENT LIMITATIONS.....................................................   19

MANAGEMENT OF THE FUND.....................................................   21

INVESTMENT ADVISER.........................................................   25

SERVICE AND DISTRIBUTION PLANS.............................................   28

PORTFOLIO TRANSACTIONS.....................................................   32

ADMINISTRATIVE SERVICES....................................................   33

CUSTODIAN..................................................................   35

INDEPENDENT ACCOUNTANTS....................................................   36

DISTRIBUTOR................................................................   36

PERFORMANCE CALCULATIONS...................................................   36

GENERAL INFORMATION........................................................   39

FINANCIAL STATEMENTS.......................................................   41

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.........................  A-1

APPENDIX B - COMPARISONS...................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the DSI Disciplined Value, DSI Limited Maturity Bond, DSI Balanced and DSI Money Market Portfolios (the "Portfolios") as set forth in the DSI Portfolios' Prospectuses.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% for the Balanced Portfolio) of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6)  Repurchase agreements collateralized by securities listed above.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the DSI Limited Maturity Bond and DSI Balanced Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such portfolio securities or other assets denominated in that currency.

          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

          The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

          Each Portfolio (except the DSI Money Market Portfolio) may enter into futures contracts, options, and interest rate futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of the futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolios (except the DSI Money Market Portfolio) may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

          Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

          The DSI Limited Maturity Bond and DSI Balanced Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Each Portfolio may write covered call options on foreign currencies.
A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

          Each Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

          Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

          Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the DSI Disciplined Value, and Limited Maturity Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $2,500 for the DSI Portfolios Institutional Class Shares and Service Class Shares with certain exceptions as may be determined from time to time by officers of the Fund.
Other Institutional Class investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for
all accounts, $100.   For each of the DSI Portfolios (except the DSI Money
Market Portfolio), an order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after 4:00 p.m. ET will be executed at the price computed on the next day the Exchange is open after proper receipt. For the DSI Money Market Portfolio, the net asset value is determined at 12:00 ET and 4:00 p.m. ET. The Exchange will be closed on the following days:
Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day, and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.




          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

          The Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid prices, or yield equivalents. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share of the Portfolio will ordinarily remain at $1.00 and the Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolio will maintain a constant net asset value per share of $1.00.

          The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of one year or less, and invest only in securities which are determined by the Adviser to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Adviser to be of comparable quality.


          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                             SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the DSI Portfolios' Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each DSI Portfolio may be exchanged for Institutional Class Shares of the other DSI Portfolios. In addition, Institutional Class Shares of each DSI Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the DSI Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of the DSI Disciplined Value Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone.   Telephone
exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon ET for the DSI Money Market Portfolio, and the close of regular trading on the Exchange (generally 4:00 p.m. ET) for the other DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          Each DSI Portfolio of the Fund is subject to the following restrictions which are fundamental policies of the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio and may not be changed without the approval of the lesser of (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Only investment limitations (1), (2), (3),
(4) and (11) are classified as fundamental policies of the DSI Balanced Portfolio. Each Portfolio will not:

     (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options and futures (for the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Balanced Portfolios) or repurchase transactions;

     (5)  purchase on margin or sell short except as specified in (1) above;

     (6) with respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any issuer;

     (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the DSI Balanced Portfolio) of the
          Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the DSI Balanced Portfolio) of its total assets at fair market value;

     (11) underwrite the securities of other issuers or invest more than an aggregate of 10% (33 1/3% for the DSI Balanced Portfolio) of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (12) invest for the purpose of exercising control over management of any company;

     (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

     (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
1/26/29                   President of Bennett Management Company
                          from 1988 to 1993.

Nancy J. Dunn             Director of the Fund; Vice President For
10 Garden Street          Finance and Administration and Treasurer of
Cambridge, MA  02138      Radcliffe College since 1991.
8/14/51

Philip D. English         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec
8/5/48                    Corporation and Cyber Scientific, Inc.

William A. Humenuk        Director of the Fund; Partner in the
4000 Bell Atlantic        Philadelphia office of the law firm Dechert
 Tower                    Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*         Director, President and Chairman of the
One International         Fund; President, Chief Executive Officer
 Place                    and a Director of United Asset Management
Boston, MA 02110          Corporation; Director, Partner or Trustee
3/21/35                   of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director of the Fund; Executive Vice
 Jr.*                     President of United Asset Management
One International         Corporation; formerly an executive officer
 Place                    and Director of T. Rowe Price and President
Boston, MA  02110         and Chief Investment Officer of T. Rowe
8/24/40                   Price Trust Company.

Peter M. Whitman, Jr.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square
Boston, MA 02111          Investors Corporation since 1988; Director
7/1/43                    and Chief Executive Officer of H.T.
                          Investors, Inc., formerly a subsidiary of
                          Dewey Square.

William H. Park           Vice President of the Fund; Executive Vice
One International         President and Chief Financial Officer of
 Place                    United Asset Management Corporation.
Boston, MA 02110
9/19/47

Gary L. French            Treasurer of the Fund; President of UAM
211 Congress Street       Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Vice President of
7/4/51                    Operations, Development and Control of
                          Fidelity Investments in 1995; Treasurer of
                          the Fidelity Group of Mutual Funds from
                          1991 to 1995.

Robert R. Flaherty        Assistant Treasurer of the Fund; Vice
211 Congress Street       President of UAM Fund Services, Inc.;
Boston, MA 02110          former Manager of Fund Administration and
9/18/63                   Compliance of Chase Global Fund Services
                          Company from 1995 to 1996; Senior Manager
                          of Deloitte & Touche LLP from 1985 to 1995.

Gordon M. Shone           Assistant Treasurer of the Fund; Vice
73 Tremont Street         President of Fund Administration and
Boston, MA  02108         Compliance of Chase Global Funds Services
7/30/56                   Company; formerly Senior Audit Manager of
                          Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao             Secretary of the Fund; Vice President and
211 Congress Street       General Counsel of UAM Fund Services, Inc.
Boston, MA 02110          and UAM Fund Distributors, Inc.; Associate
2/28/68                   Attorney of Ropes & Gray (a law firm) from
                          1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund; Senior
73 Tremont Street         Vice President and General Counsel of Chase
Boston, MA 02108          Global Funds Services Company.
3/7/55

---------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                             Benefits   Estimated   Compensation
                               Aggregate     Accrued      Annual        from
                             Compensation   as Part of   Benefits    Registrant
  Name of Person,                From          Fund        Upon         and
     Position                 Registrant     Expenses   Retirement  Fund Complex
     --------                -------------  ----------  ----------  ------------
John T. Bennett, Jr.             $ 26,791        0           0         $32,750
 Director

Nancy J. Dunn                     $  6,774       0           0         $ 8,300
 Director

Philip D. English                 $ 26,791       0           0         $32,750
 Director

William A. Humenuk                $ 26,791       0           0         $32,750
 Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

          DSI Disciplined Value Portfolio Institutional Class Shares: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 41.6%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 11.1%*.

          DSI Limited Maturity Portfolio Institutional Class Shares: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 54.5%*; Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 7.5%*.

          DSI Money Market Portfolio Institutional Class Shares: Bank of Boston, 150 Royall Street, Canton, MA 59.7%; CS First Boston Corp., 11 Madison Avenue, 5th Floor, New York, NY, 7.6%* and UMBSC & Co., P.O. Box 419260, Kansas City, MO, 6.5%.

          DSI Balanced Portfolio Institutional Class Shares: Crane & Excelsior Company, 30 South Street, Dalton, MA, 100.0%.

          DSI Discipline Value Portfolio Institutional Service Class Shares:
Wilmington Trust Co., c/o Mutual Funds Account, 1100 North Market Street, Wilmington, DE, 44.7%; Fleet National Bank, Cherokee Nation, One Federal Street, Boston, MA, 11.2%; Wilmington Trust Co., c/o Mutual Funds, 1100 North Market Street, Wilmington, DE, 10.8%; Fleet National Bank, One Federal Street, Boston, MA 10.0%; and Fleet National Bank, P.O. Box 92800, Boston, MA, 9.9% and Wilmington Trust Co., c/o Mutual Funds, Wilmington, DE, 6.5%.

---------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Dewey Square Investors Corporation (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in

Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

          Peter M. Whitman, Jr., a director of the Fund, is President and Chief Investment Officer of the Adviser.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The Adviser's philosophy is derived from a belief that low P/E, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disciplined diversification process which is intended to avoid becoming overly concentrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

          The Adviser's fixed income philosophy is based on the premise that investing for yield will produce superior results over the long term.
Therefore, the fixed income portfolio is constructed primarily of corporate bonds, mortgage pass-throughs and other high yielding sectors of the investment grade bond market. Modest amounts of less than investment grade issues are used for yield and diversification. The portfolio is built with an emphasis on higher yield relative to the benchmark in order to provide superior investment return, investment grade securities to provide safety of principal and stability, limited interest rate anticipation to control market risk, and broad diversification by sector and subsector to control portfolio risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included American Airlines, Raytheon Corp., Bank of Boston, Guy Gannett Publishing and Reed & Barton.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each DSI Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the DSI Portfolio's average daily net assets for the month:

                                          Rate
DSI Balanced Portfolio...........   .45% for the first 12 months of operation
                                    .55% for the next 12 months of operations
                                    and
                                    .65% thereafter

DSI Disciplined Value Portfolio..   .750% of the first $500 million
                                    .650% in excess of $500 million
DSI Limited Maturity Bond
  Portfolio......................   .450% of the first $500 million
                                    .400% of the next $500 million
                                    .350% in excess of $1 billion

DSI Money Market Portfolio.......   .400% of the first $500 million
                                    .350% in excess of $500 million

          For the years ended October 31, 1995, 1996, and 1997, the DSI Disciplined Value Portfolio paid advisory fees of approximately $362,000, $429,033 and $578,915, respectively, to the Adviser.

          For the years ended October 31, 1995, 1996 and 1997, the DSI Limited Maturity Bond Portfolio paid advisory fees of approximately $132,000, $134,334 and $141,248, respectively, to the Adviser.

          For the years ended October 31, 1995, 1996 and 1997, the DSI Money Market Portfolio paid advisory fees of approximately $393,000, $230,533 and $333,241, respectively, to the Adviser. During the fiscal years ended October 31, 1995, 1996 and 1997, the Adviser voluntarily waived advisory fees of approximately $82,000, $283,121 and $426,538, respectively.

          As of October 31, 1997, the DSI Balanced Portfolio had not yet commenced operations.

                         SERVICE AND DISTRIBUTION PLANS

          As stated in the DSI Disciplined Value Portfolio's Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.


          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund. So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

          During the fiscal year ended October 31, 1997, the DSI Disciplined Value Portfolio's Service Class paid $9,035 to Service Agents for services provided pursuant to the Shareholder Services Plan.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

          During the fiscal year ended October 31, 1997, the DSI Disciplined Value Portfolio's Service Class paid no compensation to the Distributor for services provided pursuant to the Distribution Plan.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the DSI Disciplined Value Portfolio paid brokerage commissions of approximately $191,222, $204,544 and $256,031, respectively.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES



          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                       Annual Rate
          Disciplined Value Portfolio.................       0.06%
          Limited Maturity Bond Portfolio.............       0.04%
          Money Market Portfolio......................       0.02%
          Balanced Portfolio..........................       0.06%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the DSI Disciplined Value Portfolio totaled approximately $78,000, $99,321 and $133,991, respectively; the DSI Limited Maturity Bond Portfolio paid administrative services fees of $87,000, $92,990 and $94,725, respectively; and the DSI Money Market Portfolio paid administrative fees of $134,000, $149,671 and $224,190, respectively. Of the fees paid during the years ended October 31, 1996 and October 31, 1997, DSI Disciplined Value Portfolio paid $79,439 and $87,680 to CGFSC and $19,882 and $46,311 to UAMFSI, respectively; DSI Limited Maturity Bond Portfolio paid $86,458 and $82,171 to CGFSC and $6,532 and $12,554 to UAMFSI, respectively; and DSI Money Market Portfolio paid $135,324 and $186,237 to CGFSC and $14,347 and $37,953 to UAMFSI, respectively. As of October 31, 1997, the DSI Balanced Portfolio had not yet commenced operations.

          UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund are borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio paid the Service Provider $13,601, $399, and $13,901, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

          The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          The average annual total rates of return for each of the DSI Portfolios from inception to October 31, 1997 and for the one-year and five-year periods ended October 31, 1997 are as follows:

                                                         Since
                                                        Inception
                             One Year    Five Years   Through Year
                              Ended         Ended         Ended
                            October 31,  October 31,   October 31,   Inception
                               1997         1997          1997         Date
                           ------------  -----------  -------------  ---------
DSI Disciplined Value
  Portfolio (Institutional
    Class).................        28.99%       19.17%        13.75%    12/12/89

DSI Disciplined Value
  Portfolio (Service
  Class)...................           N/A          N/A         9.31%     5/23/97

DSI Limited Maturity Bond
  Portfolio
  (Institutional Class)....         6.93%        5.07%         6.81%    12/18/89

DSI Money Market Portfolio
  (Institutional Class)....         5.26%        4.38%         4.87%    12/28/89

These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

where:

     P =  a hypothetical initial
          payment of $1,000
     T =  average annual total return
     n =  number of years
    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

          Shares of the DSI Balanced Portfolio were not offered as of October 31, 1997. Accordingly, no total return figures are available.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of a

Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Institutional Class Shares of the DSI Limited Maturity Bond Portfolio for the 30-day period ended on October 31, 1997 was 6.16%.

          This figure is obtained using the following formula:

     Yield = 2[( a - b + 1 )/6/ - 1]
                 -----
                  cd

     where:
     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

CALCULATION OF YIELD (DSI MONEY MARKET PORTFOLIO)

     The current yield of the DSI Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

          The current and effective yield calculations for the DSI Money Market Portfolio Institutional Class Shares for the 7-day base period ended October 31, 1997 are 5.36% and 5.51%, respectively.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified an additional class of shares in each Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor shares of these Portfolios have been offered by the Fund.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of a Portfolio and are identical in all respects, except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gain distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholders in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the DSI Disciplined Value, Limited Maturity Bond, and Money Market Portfolios for the fiscal year ended October 31, 1997, which appear in the DSI Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C -- The rating C is reserved for income bonds on which no interest is being paid.

          D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

          Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

          Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the DSI Portfolios may purchase mortgage securities consisting of pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

          All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

          As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

          Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

          Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

          Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

          The Federal National Mortgage Association (FNMA) is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

          The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the DSI Limited Maturity Bond Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

          The DSI Limited Maturity Bond Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.


          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United

States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV.  DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


     (a) Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     (b) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (g) Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 160 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades with dollar-weighted average maturities of 5 years or less.

     (h) Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

     (n) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Intermediate Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.


     (t) Merrill Government/Corporate 1 to 5 Year Index -- is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

     (u) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.


     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS (89.2%)
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (1.6%)
  Raytheon Co. .........................................     27,700 $ 1,502,725
-------------------------------------------------------------------------------
 AUTOMOTIVE (2.6%)
  LucasVarity plc ADR...................................     70,625   2,410,078
-------------------------------------------------------------------------------
 COMPUTERS (1.5%)
 *Stratus Computer, Inc. ...............................     39,000   1,379,625
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (16.5%)
  American Stores Co. ..................................    104,000   2,671,500
  Black & Decker Corp. .................................     60,900   2,318,006
  J.C. Penney Co., Inc. ................................     40,900   2,400,319
  Liz Claiborne, Inc. ..................................     29,100   1,475,006
  Philip Morris Cos., Inc. .............................     56,900   2,254,662
  RJR Nabisco Holdings Corp. ...........................     39,300   1,245,319
 *Ryan's Family Steak House, Inc. ......................     36,825     313,013
 *Toys 'R' Us, Inc. ....................................     71,790   2,445,347
                                                                    -----------
                                                                     15,123,172
-------------------------------------------------------------------------------
 ELECTRONICS (1.0%)
  Motorola, Inc. .......................................     14,400     889,200
-------------------------------------------------------------------------------
 ENERGY (9.1%)
  British Petroleum Co. plc ADR.........................     37,377   3,279,832
  Exxon Corp. ..........................................     32,200   1,978,287
  Texaco, Inc. .........................................     54,200   3,086,013
                                                                    -----------
                                                                      8,344,132
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE (3.0%)
  Carnival Corp., Class A...............................     56,845   2,756,982
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (11.5%)
  BankAmerica Corp. ....................................     51,000   3,646,500
  BankBoston Corp. .....................................     43,800   3,550,537
  Chase Manhattan Corp. ................................     29,500   3,403,563
                                                                    -----------
                                                                     10,600,600
-------------------------------------------------------------------------------
 HEALTH CARE (1.9%)
 *Humana, Inc. .........................................     51,400   1,079,400
 *Tenet Healthcare Corp. ...............................     22,400     684,600
                                                                    -----------
                                                                      1,764,000
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 INDUSTRIAL (5.2%)
  Cooper Industries, Inc. ..............................     11,700 $   609,863
  Imperial Chemical Industries plc ADR..................     20,800   1,245,400
  Millennium Chemicals, Inc. ...........................     30,200     709,700
  United Technologies Corp. ............................     31,400   2,198,000
                                                                    -----------
                                                                      4,762,963
-------------------------------------------------------------------------------
 INSURANCE (6.4%)
  Aetna, Inc. ..........................................     31,500   2,238,469
  Allstate Corp. .......................................     28,000   2,322,250
  Torchmark Corp. ......................................     33,800   1,347,775
                                                                    -----------
                                                                      5,908,494
-------------------------------------------------------------------------------
 METALS (2.4%)
 *Alumax, Inc. .........................................     68,400   2,223,000
-------------------------------------------------------------------------------
 NATURAL RESOURCES (1.2%)
  IMC Global, Inc. .....................................     33,800   1,138,637
-------------------------------------------------------------------------------
 PAPER & PACKAGING (3.5%)
  Fort James Corp. .....................................     46,200   1,833,562
 *Jefferson Smurfit Corp. ..............................     95,385   1,395,006
                                                                    -----------
                                                                      3,228,568
-------------------------------------------------------------------------------
 PHARMACEUTICALS (1.7%)
  American Home Products Corp. .........................     12,100     896,912
  Pharmacia & Upjohn, Inc. .............................     19,800     628,650
                                                                    -----------
                                                                      1,525,562
-------------------------------------------------------------------------------
 SERVICES (0.8%)
 *Information Resources, Inc. ..........................     43,900     713,375
-------------------------------------------------------------------------------
 TECHNOLOGY (11.4%)
 *Digital Equipment Corp. ..............................     32,900   1,647,056
  International Business Machines Corp. ................     32,250   3,162,516
 *Lexmark International Group, Inc., Class A............     11,280     344,745
 *Micron Technology, Inc. ..............................     59,800   1,603,388
 *Sybase, Inc. .........................................    138,600   2,252,250
  Xerox Corp. ..........................................     18,900   1,499,006
                                                                    -----------
                                                                     10,508,961
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 UTILITIES (7.9%)
  Bell Atlantic Corp. ..................................     10,989 $   877,746
  GTE Corp. ............................................     81,100   3,441,681
 *Niagara Mohawk Power Corp. ...........................     85,800     831,188
  Texas Utilities Co. ..................................     58,000   2,080,750
                                                                    -----------
                                                                      7,231,365
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $74,434,041).................             82,011,439
-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (4.3%)
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (2.1%)
  Kmart Financing, 7.75%................................     33,164   1,888,276
-------------------------------------------------------------------------------
 INDUSTRIAL (1.0%)
  WHX Corp. Series A, 6.50%.............................     19,200     945,600
-------------------------------------------------------------------------------
 INSURANCE (1.2%)
  Aetna, Inc., 6.25%....................................     16,015   1,149,076
-------------------------------------------------------------------------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,957,197)...              3,982,952
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (4.6%)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (4.6%)
  Chase Securities, Inc. 5.60%, dated 10/31/97, due
   11/3/97, to be repurchased at $4,275,995,
   collateralized by $4,097,795 of various U.S Treasury
   Notes, 5.50%-8.75% due from 5/15/00-6/30/02, valued
   at $4,276,411 (COST $4,274,000)...................... $4,274,000   4,274,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.1%) (COST $82,665,238)(A)........             90,268,391
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.9%)....................              1,720,174
-------------------------------------------------------------------------------
 NET ASSETS (100%)......................................            $91,988,565
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+    See Note A to Financial Statements.
*    Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for Federal income tax purposes was $82,891,341. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $7,377,050. This consisted of aggregate gross unrealized appreciation for all securities of $10,882,564, and aggregate gross unrealized depreciation for all securities of $3,505,514.

   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (37.8%)
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.4%)
 Philip Morris Cos., Inc.:
  6.95%, 6/1/06......................................... $  350,000 $   359,639
  8.625%, 3/1/99........................................    250,000     257,708
  9.25%, 12/1/97........................................    500,000     500,426
                                                                    -----------
                                                                      1,117,773
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.0%)
 Time Warner, Inc.
  9.125%, 1/15/13.......................................      5,000       5,908
-------------------------------------------------------------------------------
FINANCIAL SERVICES (9.9%)
 AT&T Capital Corp., Series 4
  6.41%, 8/13/99........................................    400,000     402,500
 American General Corp.
  9.625%, 2/1/18........................................    125,000     131,519
 Amresco, Inc.
  10.00%, 1/15/03.......................................    250,000     258,125
 Amresco, Inc., Series 97-A
  10.00%, 3/15/04.......................................    250,000     258,750
 Donaldson Lufkin & Jenrette, Inc., FRN
  6.70%, 6/30/00........................................    530,000     536,728
 International Lease Finance Corp.
  5.75%, 12/15/99.......................................    600,000     595,380
 Phoenix Re Corp.
  9.75%, 8/15/03........................................    750,000     797,812
 Salomon, Inc., FRN
  6.20%, 2/15/99........................................    260,000     261,734
                                                                    -----------
                                                                      3,242,548
-------------------------------------------------------------------------------
INDUSTRIAL (12.3%)
 Crown Paper Co.
  11.00%, 9/1/05........................................    250,000     266,875
 Fortune Brands, Inc.
  8.50%, 10/1/03........................................     15,000      16,531
 Ford Motor Credit Co.
  7.50%, 1/15/03........................................     10,000      10,453

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
 Inco Ltd.
  9.875%, 6/15/19....................................... $  350,000 $   376,306
 News America Holdings, Inc.
  8.45%, 8/1/34.........................................    250,000     281,278
 Occidential Petroleum Corp.
  8.50%, 9/15/04........................................    475,000     489,326
 Phillips Petroleum Corp.
  9.18%, 9/15/21........................................    600,000     679,800
 U.S. Home Corp.
  7.95%, 3/1/01.........................................    250,000     253,432
 Valassis Communication, Inc.
  9.55%, 12/1/03........................................  1,000,000   1,123,840
 WMX Technologies, Inc.
  7.10%, 8/1/26.........................................    500,000     519,585
                                                                    -----------
                                                                      4,017,426
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.6%)
 ITT Corp.
  8.55%, 6/15/09........................................    450,000     515,246
-------------------------------------------------------------------------------
UTILITIES (10.6%)
 Canal Electric Co.
  8.85%, 9/1/06.........................................    784,000     806,956
 Cleveland Electric Illuminating Co.
  8.375%, 12/1/11.......................................    400,000     412,207
 Commonwealth Edison Co.
  8.625%, 2/1/22........................................    650,000     705,348
 Eastern Edison Co.
  5.75%, 7/1/98.........................................    500,000     499,575
 Midland Funding Corp. I, Series C-94
  10.33%, 7/23/02.......................................    490,178     537,955
 Pacific Gas & Electric Corp., Series PP
  6.875%, 12/1/99.......................................    500,000     502,650
                                                                    -----------
                                                                      3,464,691
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $12,100,282)......             12,363,592
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (23.2%)
-------------------------------------------------------------------------------
GOVERNMENT AGENCY-BACKED (22.6%)
 Federal Home Loan Mortgage Corp.:
  Series 1265 F, PAC(11), REMIC
   7.00%, 10/15/17...................................... $  376,046 $   377,219
  Series 1302 PF, PAC(11), REMIC
   7.50%, 2/15/18.......................................    335,892     338,619
  Series 1332 ZA, PAC(11), REMIC
   6.50%, 1/15/16.......................................    106,317     106,117
  Gold Pools:
   7.50%, 4/1/27........................................    847,330     866,124
   7.50%, 6/1/27........................................    997,170   1,030,824
   8.50%, 11/1/24.......................................  1,414,422   1,482,922
 Federal National Mortgage Association
  Conventional Pools:
   7.00%, 10/1/27.......................................  1,017,721   1,020,897
   7.50%, 1/1/27........................................  1,014,149   1,036,015
   9.00%, 6/1/25........................................    577,895     621,231
   9.50%, 8/1/21........................................    485,632     522,807
                                                                    -----------
                                                                      7,402,775
-------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED (0.5%)
 Ryland Acceptance Corp., Series 81-B, PAC, REMIC
  9.00%, 1/1/15.........................................    166,173     172,249
-------------------------------------------------------------------------------
NON-GOVERNMENT NON-AGENCY-BACKED (0.1%)
 Merrill Lynch Mortgage Investors, Inc., Series 94-A,
  CSI, REMIC
  6.412%, 2/15/09.......................................     26,388      26,355
-------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $7,962,208)......              7,601,379
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (21.5%)
-------------------------------------------------------------------------------
 Federal Home Loan Bank, Series FQ06
  7.50%, 12/27/06.......................................    500,000     500,150
 Federal Farm Credit Bank, FRN
  5.90%, 11/18/97.......................................    500,000     499,878

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+

------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
------------------------------------------------------------------------------
 Federal National Mortgage Association:
  Series 04-M 8.55%, 12/10/04......................... $   400,000 $   401,188
  MTN, 8.01%, 4/1/05..................................     500,000     504,685
  FRN, 4.665%, 2/25/98................................     500,000     499,285
  FRN, 4.23%, 1/6/98..................................   1,100,000   1,097,701
 ++Principal Strip, 4/13/05...........................   1,000,000     975,000
 U.S. Treasury Notes
  5.75%, 9/30/99......................................   1,175,000   1,177,573
  6.25%, 2/15/03......................................     430,000     438,935
  6.50%, 5/15/05......................................     670,000     694,133
  6.875%, 7/31/99.....................................     250,000     255,000
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $6,487,684)....................................               7,043,528
------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (6.5%)
------------------------------------------------------------------------------
 Corp. Andina De Fomento
  7.25%, 4/30/98......................................     700,000     703,500
 Korea Development Bank
  7.125%, 9/17/01.....................................     500,000     494,140
 United Kingdom Treasury Bill
  8.00%, 12/7/00...................................... GBP 535,000     926,857
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $2,095,392)......               2,124,497
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.2%)
------------------------------------------------------------------------------
 Security Pacific National Bank, Series 91-2 B
  8.15%, 6/15/20...................................... $   239,043     244,240
 TMS Home Equity Trust:
  Series 95-C A3
   6.55%, 9/15/21.....................................     585,000     589,861
  Series 96-B A7
   7.55%, 2/15/20.....................................     525,000     546,517
------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,348,590).......               1,380,618
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

--------------------------------------------------------------------------------
MUNICIPAL BOND (2.6%)
--------------------------------------------------------------------------------
 New York City, New York, General Obligation Bond,
  Series B (Prerefunded) 9.50%, 6/1/09 (COST
  $831,803)............................................  $  750,000 $   842,813
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.2%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL (0.2%)
+++4.93%, 2/12/98......................................      50,000      49,289
REPURCHASE AGREEMENT (4.0%)
 Lehman Brothers 5.60%, dated 10/31/97, due 11/3/97, to
  be repurchased at $1,313,613, colateralized by
  $1,005,000 U.S. Treasury Bonds, 8.75%, due 5/15/20,
  valued at $1,350,653.................................   1,313,000   1,313,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,362,295).........               1,362,289
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%) (COST $32,188,254)(A).........              32,718,716
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)....................                  (6,367)
--------------------------------------------------------------------------------
NET ASSETS (100%)......................................             $32,712,349
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    + See Note A to Financial Statements.
   ++ Callable on 4/13/98. If not called, will start accruing at 8.00%.
  +++ All or a portion of this security was pledged to cover margin requirements for open futures contracts.
  CSI Collateral Strip Interest
  FRN Floating Rate Note--rate disclosed is as of October 31, 1997.
  GBP British Pound
  MTN Medium Term Note
  PAC Planned Amortization Class
REMIC Real Estate Mortgage Investment Conduit
  (a) The cost for Federal income tax purposes was $32,188,254. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $530,462. This consisted of aggregate gross unrealized appreciation for all securities of $547,694, and aggregate gross unrealized depreciation for all securities of $17,232.


   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

Forward Foreign Currency Exchange Contract Information: Under the terms of forward foreign currency exchange contracts open at October 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY               SETTLEMENT IN EXCHANGE            NET UNREALIZED
 TO DELIVER     VALUE       DATE        FOR       VALUE     GAIN (LOSS)
-------------------------------------------------------------------------
 GBP 556,162  $  932,907  11/3/97     $ 902,762 $  902,762    $(30,145)
   $ 927,956     927,956  11/3/97   GBP 556,162    932,907       4,951
 GBP 556,161     932,655  12/3/97     $ 926,649    926,649      (6,006)
              ----------                        ----------    --------
              $2,793,518                        $2,762,318    $(31,200)
              ==========                        ==========    ========

GBP-British Pound




    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER (79.2%)
-------------------------------------------------------------------------------
BANKS (3.2%)
 Nordbanken NA, Inc. 2/20/98.......................... $ 5,000,000 $  4,914,283
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.9%)
 Hershey Foods Corp. 11/7/97..........................   6,000,000    5,994,520
-------------------------------------------------------------------------------
CHEMICALS (7.2%)
 Dow Chemical Co. 12/5/97.............................   5,000,000    4,973,933
 Monsanto Co. 2/5/98..................................   6,000,000    5,910,880
                                                                   ------------
                                                                     10,884,813
-------------------------------------------------------------------------------
FINANCAL SERVICES (22.7%)
 Cargill Global Fund plc 2/23/98......................   4,000,000    3,929,573
 Corporate Asset Funding, Co. 11/12/97................   6,000,000    5,989,917
 Den Danske Corp. 12/16/97............................   6,900,000    6,852,476
 General Electric Capital Services 2/12/98............   6,000,000    5,904,553
 General Motors Acceptance Corp. 1/21/98..............   7,000,000    6,911,643
 Northern Rock plc 3/4/98.............................   5,000,000    4,904,846
                                                                   ------------
                                                                     34,493,008
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT (4.2%)
 Export Development Corp. 1/14/98.....................   6,500,000    6,425,688
-------------------------------------------------------------------------------
INDUSTRIAL (4.0%)
 Caterpillar, Inc. 11/19/97...........................   6,100,000    6,083,195
-------------------------------------------------------------------------------
INSURANCE (21.6%)
 American General Finance Corp. 1/29/98...............   7,000,000    6,904,127
 Metlife Funding, Inc. 11/24/97.......................   6,500,000    6,476,869
 Metlife Funding, Inc. 11/3/97........................   7,448,000    7,445,724
 Prudential Funding Corp. 11/18/97....................   6,000,000    5,984,417
 USAA Capital Corp. 11/7/97...........................   6,000,000    5,994,500
                                                                   ------------
                                                                     32,805,637
-------------------------------------------------------------------------------
PUBLISHING (3.9%)
 Gannett Co. 1/16/98..................................   6,000,000    5,930,460
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                         FACE      AMORTIZED
                                                        AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (8.5%)
 Duke Energy Corp. 11/14/97.......................... $ 6,500,000 $  6,487,114
 PacifiCorp 11/21/97.................................   6,500,000    6,480,103
                                                                  ------------
                                                                    12,967,217
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $120,498,821)...........              120,498,821
-------------------------------------------------------------------------------
CORPORATE BONDS (9.9%)
-------------------------------------------------------------------------------
BANKS (3.3%)
 American Express Centurion Bank, FRN
  5.716%, 6/25/98....................................   5,000,000    5,003,325
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY (6.6%)
 Student Loan Marketing Association, FRN
  5.36%, 3/19/98.....................................  10,000,000   10,000,000
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $15,003,325).............               15,003,325
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (20.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (20.6%)
 Lehman Brothers 5.60%, dated 10/31/97, due 11/3/97,
  to be repurchased at $31,437,664, collateralized by
  $32,065,000 U.S. Treasury Note, 5.625% due
  10/31/99, Valued at $32,075,020
  (COST $31,423,000).................................  31,423,000   31,423,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (109.7%) (COST $166,925,146)(A)....              166,925,146
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.7%).................              (14,709,209)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $152,215,937
================================================================================

 +  See Note A to Financial Statements.
FRN Floating Rate Note--rate disclosed is as of October 31, 1997.
(a) Aggregate cost for Federal tax and book purposes.

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                         DSI
                                             DSI       LIMITED        DSI
                                         DISCIPLINED  MATURITY       MONEY
                                            VALUE       BOND         MARKET
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................... $82,665,238 $32,188,254  $166,925,146
                                         =========== ===========  ============
 Investments, at Value (Including Repur-
  chase Agreements of $4,274,000,
  $1,313,000 and $31,423,000, respec-
  tively)............................... $90,268,391 $32,718,716  $166,925,146
 Cash...................................         561         507           557
 Receivable for Investments Sold........   4,235,187         --            --
 Receivable for Portfolio Shares Sold...      99,693         --         43,842
 Dividends Receivable...................     108,888         --            --
 Foreign Withholding Tax Reclaim........         --        5,782           --
 Interest Receivable....................         665     480,068        74,599
 Other Assets...........................       2,134         755         4,106
-------------------------------------------------------------------------------
  Total Assets..........................  94,715,519  33,205,828   167,048,250
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......   2,528,254     405,978           --
 Payable for Portfolio Shares Redeemed..      92,973         --     14,295,374
 Payable for Investment Advisory Fees--
  Note B................................      60,234      12,407        27,428
 Payable for Administrative Fees--Note
  C.....................................      12,829       7,280        15,934
 Payable for Custodian Fees--Note D.....       3,866      13,720        12,092
 Distribution and Service Fees Payable--
  Note E................................       2,717         --            --
 Payable for Account Service Fees--Note
  F.....................................       1,513          49           --
 Payable for Directors' Fees--Note G....         791         678         1,062
 Payable for Daily Variation Margin on
  Futures...............................         --        2,063           --
 Payable for Dividends..................         --          --        460,473
 Net Unrealized Loss on Foreign Currency
  Exchange Contracts....................         --       31,200           --
 Other Liabilities......................      23,777      20,104        19,950
-------------------------------------------------------------------------------
  Total Liabilities.....................   2,726,954     493,479    14,832,313
-------------------------------------------------------------------------------
NET ASSETS.............................. $91,988,565 $32,712,349  $152,215,937
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital........................ $70,437,216 $34,052,200  $152,231,301
 Undistributed Net Investment Income....      84,248     224,952            94
 Accumulated Net Realized Gain (Loss)...  13,863,948  (1,972,574)      (15,458)
 Unrealized Appreciation................   7,603,153     407,771           --
-------------------------------------------------------------------------------
NET ASSETS.............................. $91,988,565 $32,712,349  $152,215,937
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets............................. $78,544,686 $32,712,349  $152,215,937
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)....   5,505,550   3,456,626   152,230,553
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     14.27 $      9.46  $       1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................. $13,443,879         --            --
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 10,000,000)....     943,364         --            --
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     14.25         --            --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                DSI
                                    DSI       LIMITED                   DSI
                                DISCIPLINED   MATURITY                 MONEY
                                   VALUE        BOND                  MARKET
                                 PORTFOLIO   PORTFOLIO               PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..................... $ 1,643,903  $      --              $       --
 Interest......................     242,974   2,231,720              10,449,375
--------------------------------------------------------------------------------
  Total Income.................   1,886,877   2,231,720              10,449,375
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note
  B
  Basic Fees...................     578,915     141,248  $ 759,779
  Less: Fees Waived............         --          --    (426,538)     333,241
                                                         ---------
 Administrative Fees--Note C...     133,991      94,725                 224,190
 Custodian Fees--Note D........       8,474      12,283                  42,198
 Distribution and Service Plan
  Fees--Note E
  Institutional Service Class..       9,035         --                      --
 Account Services Fees--Note
  F............................      13,601         399                  13,913
 Directors' Fees--Note G.......       2,972       2,383                   4,605
 Printing Fees.................      20,192      14,242                  14,252
 Registration and Filing Fees..      19,172      12,371                  29,535
 Other Expenses................      32,533      19,950                  45,628
--------------------------------------------------------------------------------
  Total Expenses...............     818,885     297,601                 707,562
 Expense Offset--Note A........        (962)     (1,075)                   (214)
--------------------------------------------------------------------------------
  Net Expenses.................     817,923     296,526                 707,348
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..........   1,068,954   1,935,194               9,742,027
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments...................  14,000,484     (58,019)                (15,458)
 Foreign Exchange Transac-
  tions........................         --         (327)                    --
 Futures Contracts.............         --     (248,703)                    --
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN
 (LOSS)........................  14,000,484    (307,049)                (15,458)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments...................   3,453,214     483,403                     --
 Foreign Exchange Transla-
  tions........................         --      (30,191)                    --
 Futures Contracts.............         --       26,344                     --
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/ DEPRECIATION....   3,453,214     479,556                     --
--------------------------------------------------------------------------------
NET GAIN (LOSS)................  17,453,698     172,507                 (15,458)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RE-
 SULTING FROM OPERATIONS....... $18,522,652  $2,107,701             $ 9,726,569
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                             1997         1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $  1,068,954  $ 1,082,485
 Net Realized Gain.....................................    14,000,484    8,761,000
 Net Change in Unrealized Appreciation/Depreciation....     3,453,214    1,488,383
-----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...............................................    18,522,652   11,331,868
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..................................    (1,082,593)  (1,010,576)
  Institutional Service Class*.........................       (27,085)         --
 Net Realized Gain:
  Institutional Class..................................    (8,741,247)  (4,252,265)
  Institutional Service Class*.........................           --           --
-----------------------------------------------------------------------------------
  Total Distributions..................................    (9,850,925)  (5,262,841)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
  Issued...............................................    13,740,810   14,182,497
    --In Lieu of Cash Distributions....................     9,778,238    5,246,377
  Redeemed.............................................   (17,157,284)  (9,840,384)
-----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.........     6,361,764    9,588,490
-----------------------------------------------------------------------------------
 Institutional Service Class:*
  Issued...............................................    14,980,199          --
    --In Lieu of Cash Distributions....................        27,085          --
  Redeemed.............................................    (1,647,818)         --
-----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
   Shares..............................................    13,359,466          --
-----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    19,721,230    9,588,490
-----------------------------------------------------------------------------------
  Total Increase.......................................    28,392,957   15,657,517
Net Assets:
 Beginning of Period...................................    63,595,608   47,938,091
-----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $84,248 and $136,622, respectively)........  $ 91,988,565  $63,595,608
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on May 23, 1997.

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,935,194  $ 1,956,444
 Net Realized Loss.....................................     (307,049)     (95,402)
 Net Change in Unrealized Appreciation/Depreciation....      479,556     (278,994)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...............................................    2,107,701    1,582,048
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,889,501)  (1,886,050)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Issued................................................    2,415,782    2,570,768
   --In Lieu of Cash Distributions.....................    1,863,265    1,839,741
 Redeemed..............................................   (2,217,432)  (2,968,177)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    2,061,615    1,442,332
----------------------------------------------------------------------------------
  Total Increase.......................................    2,279,815    1,138,330
Net Assets:
 Beginning of Period...................................   30,432,534   29,294,204
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $224,952 and $216,422, respectively).......  $32,712,349  $30,432,534
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                      1997            1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.........................  $     9,742,027  $   6,592,676
 Net Realized Gain (Loss)......................          (15,458)            94
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Op-
   erations....................................        9,726,569      6,592,770
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.........................       (9,742,027)    (6,592,676)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Issued........................................    1,562,406,196    739,833,347
   --In Lieu of Cash Distributions.............        2,676,039        604,975
 Redeemed......................................   (1,632,974,872)  (644,461,308)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
   Transactions................................      (67,892,637)    95,977,014
--------------------------------------------------------------------------------
  Total Increase (Decrease)....................      (67,908,095)    95,977,108
Net Assets:
 Beginning of Period...........................      220,124,032    124,146,924
--------------------------------------------------------------------------------
 End of Period (including undistributed net in-
  vestment income of $94 and $0, respective-
  ly)..........................................  $   152,215,937  $ 220,124,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       INSTITUTIONAL
                                                                       SERVICE CLASS
                               INSTITUTIONAL CLASS SHARES                  SHARES
                         -------------------------------------------  ----------------
                                 YEARS ENDED OCTOBER 31,               MAY 23, 1997**
                         -------------------------------------------         TO
                          1997     1996     1995     1994     1993    OCTOBER 31, 1997
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62      $ 13.10
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..    0.19     0.23     0.25     0.22     0.22         0.07
 Net Realized and
  Unrealized Gain.......    3.10     2.26     1.70     0.17     2.09         1.15
--------------------------------------------------------------------------------------
  Total from Investment
   Operations...........    3.29     2.49     1.95     0.39     2.31         1.22
--------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..   (0.20)   (0.22)   (0.25)   (0.22)   (0.21)       (0.07)
 Net Realized Gain......   (1.81)   (1.04)   (1.05)   (1.78)     --           --
--------------------------------------------------------------------------------------
  Total Distributions...   (2.01)   (1.26)   (1.30)   (2.00)   (0.21)       (0.07)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD................. $ 14.27  $ 12.99  $ 11.76  $ 11.11  $ 12.72      $ 14.25
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL RETURN............   28.99%   22.92%   20.12%    3.48%   21.92%        9.31%++
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands).... $78,545  $63,596  $47,938  $49,002  $42,170      $13,444
 Ratio of Expenses to
  Average Net Assets....    1.05%    1.04%    1.00%    1.09%    1.04%        1.30%*
 Ratio of Net Investment
  Income to Average Net
  Assets................    1.42%    1.89%    2.26%    2.02%    1.88%        0.68%*
 Portfolio Turnover
  Rate..................     126%     135%     121%     184%     149%         126%
 Average Commission
  Rate#................. $0.0594  $0.0588      N/A      N/A      N/A      $0.0594
--------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............    1.05%    1.04%    0.99%     N/A      N/A         1.30%*
--------------------------------------------------------------------------------------

 * Annualized
** Initial offering of Institutional Service Class Shares.
++ Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   --------------------------------------------
                                    1997     1996     1995     1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  9.40  $  9.51  $  9.31  $  9.95   $ 10.56
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.58     0.62     0.69     0.56      0.68
 Net Realized and Unrealized Gain
  (Loss).........................     0.05    (0.13)    0.17    (0.70)    (0.16)
--------------------------------------------------------------------------------
  Total from Investment
   Operations....................     0.63     0.49     0.86    (0.14)     0.52
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.57)   (0.60)   (0.66)   (0.50)    (0.70)
 Net Realized Gain...............      --       --       --       --      (0.43)
--------------------------------------------------------------------------------
  Total Distributions............    (0.57)   (0.60)   (0.66)   (0.50)    (1.13)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $  9.46  $  9.40  $  9.51  $  9.31   $  9.95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................     6.93%    5.34%    9.58%   (1.39)%    5.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (Thousands)....................  $32,712  $30,433  $29,294  $30,220   $33,724
 Ratio of Expenses to Average Net
  Assets.........................     0.95%    1.00%    0.88%    0.88%     0.79%
 Ratio of Net Investment Income
  to Average Net Assets..........     6.17%    6.55%    7.12%    5.68%     6.50%
 Portfolio Turnover Rate.........       51%     121%     126%     274%      167%
--------------------------------------------------------------------------------
 Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................     0.94%    0.99%    0.87%     N/A       N/A
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      YEARS ENDED OCTOBER 31,
                            ---------------------------------------------------
                              1997       1996       1995       1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $  1.000   $  1.000   $  1.000   $  1.000  $  1.000
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net Investment Income....     0.051      0.051      0.053      0.033     0.026
--------------------------------------------------------------------------------
  Total from Investment
   Operations.............     0.051      0.051      0.053      0.033     0.026
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....    (0.051)    (0.051)    (0.053)    (0.033)   (0.026)
--------------------------------------------------------------------------------
  Total Distributions.....    (0.051)    (0.051)    (0.053)    (0.033)   (0.026)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD...................  $  1.000   $  1.000   $  1.000   $  1.000  $  1.000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..............      5.26%+     5.26%+     5.48%+     3.30%     2.63%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Period
  (Thousands).............  $152,216   $220,124   $124,147   $112,085  $188,419
 Ratio of Expenses to
  Average Net Assets......      0.37%      0.38%      0.50%      0.56%     0.58%
 Ratio of Net Investment
  Income to Average Net
  Assets..................      5.14%      5.14%      5.35%      3.07%     2.60%
--------------------------------------------------------------------------------
 Voluntarily Waived Fees
  and Expenses Assumed by
  the Adviser Per Share...  $  0.002   $  0.002   $  0.001        N/A       N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets.................      0.37%      0.38%      0.49%       N/A       N/A
--------------------------------------------------------------------------------

+Total return would have been lower had certain expenses not been waived for the periods indicated.

    The accompanying notes are an integral part of the financial statements.

                                DSI PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The portfolios are authorized to offer two separate classes of shares-- Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1997, DSI Disciplined Value Portfolio has issued Institutional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

  DSI DISCIPLINED VALUE PORTFOLIO seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

  DSI LIMITED MATURITY BOND PORTFOLIO seeks to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

  DSI MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, non financial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: The DSI Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Securities in each of the remaining Portfolios are valued in the following manner: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the board of directors.

                                DSI PORTFOLIOS

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios accrue such taxes when the related income is earned.

  At October 31, 1997, the following Portfolios had available capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                 OCTOBER 31,
                            ------------------------------------------------------
   DSI PORTFOLIO             2001     2002     2003     2004     2005     TOTAL
   -------------            ------ ---------- ------- -------- -------- ----------
   Limited Maturity Bond... $8,328 $1,606,712 $68,688 $137,755 $243,544 $2,065,027
   Money Market............    --         --      --       --    15,459     15,459

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio(s) may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FUTURES AND OPTIONS CONTRACTS: The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The DSI Disciplined Value Portfolio and DSI Limited Maturity Bond Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolios is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price

                                DSI PORTFOLIOS
  for purchased options and the last ask price for written options. The DSI Limited Maturity Bond Portfolio had the following futures contracts open at October 31, 1997:

                                                                      NET
                                                                   UNREALIZED
                            NUMBER OF AGGREGATE                   APPRECIATION
   CONTRACTS                CONTRACTS FACE VALUE EXPIRATION DATE (DEPRECIATION)
   ---------                --------- ---------- --------------- --------------
   Sales:
   U.S. Treasury 10 Year
    Note...................     33    $3,595,250  December 1997     $(92,500)

  5. FOREIGN CURRENCY TRANSLATION: The books and records of DSI Disciplined Value Portfolio and DSI Limited Maturity Bond Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The DSI Disciplined Value Portfolio and DSI Limited Maturity Bond Portfolio do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the DSI Disciplined Value and DSI Limited Maturity Bond Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.

  6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios as unrealized gain or loss. The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  7. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio will normally declare daily and distribute monthly substantially all of its net investment income. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios will normally distribute substantially all of their net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                                DSI PORTFOLIOS

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments. Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                            UNDISTRIBUTED  ACCUMULATED
                                            NET INVESTMENT NET REALIZED PAID IN
   DSI PORTFOLIOS                               INCOME         GAIN     CAPITAL
   --------------                           -------------- ------------ -------
   Disciplined Value.......................    $(11,650)     $18,279    $(6,629)
   Limited Maturity Bond...................     (37,163)      37,163        --
   Money Market............................          94          (94)       --

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a monthly fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets for the month and 0.65% of average daily net assets for the month in excess of $500 million for DSI Disciplined Value Portfolio; 0.45% of the first $500 million of average daily net assets for the month, 0.40% of the next $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $1 billion for DSI Limited Maturity Bond Portfolio; and 0.40% of the first $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $500 million for DSI Money Market Portfolio. In addition, the Adviser has voluntarily agreed to cap its advisory fees for the DSI Money Market Portfolio at 0.18% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to

                                DSI PORTFOLIOS
the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06%, 0.04%, 0.02% of average daily net assets for DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portions to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
DSI PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Disciplined Value...................................    $133,991      $87,680
Limited Maturity Bond...............................      94,725       82,171
Money Market........................................     224,190      186,237

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The DSI Disciplined Value Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the DSI Disciplined Value Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the DSI Disciplined Value Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the DSI Disciplined Value Portfolio's net assets. The DSI Disciplined Value Portfolio's Institutional Service Class Shares are not currently making payments for distribution fees. In addition, the DSI Disciplined Value Portfolio's Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of certain Service Agents. The Distributor does not receive any fee or other compensation with respect to the DSI Limited Maturity Bond and Money Market Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered in an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides

                                DSI PORTFOLIOS
participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

DSI PORTFOLIOS                                            PURCHASES     SALES
--------------                                           ----------- -----------
Disciplined Value....................................... $97,992,019 $89,285,020
Limited Maturity Bond...................................  12,037,626   7,793,224

Purchases and sales of long-term U.S. Government securities were $9,553,029 and $7,060,087, respectively, for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Disciplined Value Portfolio.

I. LINE OF CREDIT: The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

                                 DSI PORTFOLIOS

J. OTHER: Transactions in capital shares for the portfolios, by class, were as follows:

                                                             INSTITUTIONAL
                                                             SERVICE CLASS
                               INSTITUTIONAL CLASS SHARES        SHARES
                               ----------------------------  --------------
                                 YEAR ENDED     YEAR ENDED   MAY 23, 1997*
                                OCTOBER 31,    OCTOBER 31,   TO OCTOBER 31,
DSI PORTFOLIOS                      1997           1996           1997
--------------                 --------------  ------------  --------------
DISCIPLINED VALUE:
Shares Issued................       1,054,305     1,139,721    1,056,772
In Lieu of Cash Distribu-
 tions.......................         838,649       462,852        1,844
Shares Redeemed..............      (1,281,827)     (785,773)    (115,252)
                               --------------  ------------    ---------
Net Increase from Capital
 Share Transactions..........         611,127       816,800      943,364
                               ==============  ============    =========
LIMITED MATURITY BOND:
Shares Issued................         257,032       273,542          --
In Lieu of Cash Distribu-
 tions.......................         199,681       196,929          --
Shares Redeemed..............        (235,983)     (316,456)         --
                               --------------  ------------    ---------
Net Increase from Capital
 Share Transactions..........         220,730       154,015          --
                               ==============  ============    =========
MONEY MARKET:
Shares Issued................   1,562,406,186   739,833,347          --
In Lieu of Cash Distribu-
 tions.......................       2,676,039       604,974          --
Shares Redeemed..............  (1,632,974,857) (644,461,308)         --
                               --------------  ------------    ---------
Net Increase (Decrease) from
 Capital Share Transactions..     (67,892,632)   95,977,013          --
                               ==============  ============    =========

--------
* Initial Offering of Institutional Service Class Shares.

At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value--Institutional Class...................       2        53.2%
Disciplined Value--Institutional Service Class...........       4        76.9
Limited Maturity Bond....................................       1        54.4
Money Market.............................................       1        63.1

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

  At October 31, 1997, the DSI Disciplined Value Portfolio hereby designates $2,704,474 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

  For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 15.4% for the DSI Disciplined Value Portfolio.

  For the year ended October 31, 1997, the percentage of income earned from direct Treasury Obligations for the DSI Limited Maturity Bond Portfolio was 15.5%.

                                    PART B

                                   UAM FUNDS

                          FMA SMALL COMPANY PORTFOLIO

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the FMA Small Company Portfolio's Institutional Class Shares dated January 22, 1998 and the Prospectus for the FMA Small Company Portfolio Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................    2

PURCHASE AND REDEMPTION OF SHARES........................................    4

SHAREHOLDER SERVICES.....................................................    6

INVESTMENT LIMITATIONS...................................................    7

MANAGEMENT OF THE FUND...................................................    9

INVESTMENT ADVISER.......................................................   13

SERVICE AND DISTRIBUTION PLANS...........................................   15

PORTFOLIO TRANSACTIONS...................................................   18

ADMINISTRATIVE SERVICES..................................................   19

CUSTODIAN................................................................   22

INDEPENDENT ACCOUNTANTS..................................................   22

DISTRIBUTOR..............................................................   22

PERFORMANCE CALCULATIONS.................................................   22

GENERAL INFORMATION......................................................   25

FINANCIAL STATEMENTS.....................................................   27

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.......................  A-1

APPENDIX B - COMPARISONS.................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objective and policies of the FMA Small Company Portfolio (the "Portfolio) as set forth in the FMA Portfolio's Prospectuses.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above.

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          The Portfolio will not invest in any debt security issued by a commercial bank unless (i) the bank had total assets of a least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less.

Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $25,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern Time), will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day; and Dr. Martin Luther King, Jr. Day.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.


          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signatures guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or registered address, and (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Portfolio's Institutional Class Shares Prospectus.) Service Class Shares of the Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please see the list of Service Class Shares at the end of the Portfolio's Service Class Shares Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-
7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:

          (1)  invest in commodities;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

          (5)  purchase on margin or sell short;

          (6) with respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any issuer;

          (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

          (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

          (11) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (12) invest for the purpose of exercising control over management of any company;

          (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

          (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

          (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.   Director of the Fund; President of Squam Investment
College Road-RFD 3     Management Company, Inc. and Great Island Investment
Meredith, NH 03253     Company, Inc.; President of Bennett Management Company
1/26/29                from 1988 to 1993.


Nancy J. Dunn          Director of the Fund; Vice President for Finance and
10 Garden Street       Administration of Radcliffe College since 1991.
Cambridge, MA  02138
8/14/51


Philip D. English      Director of the Fund; President and Chief Executive
16 West Madison        Officer of Broventure Company, Inc.; Chairman of the
Street                 Board of Chektec Corporation and Cyber Scientific, Inc.
Baltimore, MD 21201
8/15/48


William A. Humenuk     Director of the Fund; Partner in the Philadelphia office
4000 Bell Atlantic     of the law firm Dechert Price & Rhoads; Director, Hofler
Tower                  Corp.
1717 Arch Street
Philadelphia, PA
19103
4/21/42


Norton H. Reamer*      Director, President and Chairman of the Fund; President,
One International      Chief Executive Officer and a Director of United Asset
Place                  Management Corporation; Director, Partner or Trustee of
Boston, MA 02110       each of the Investment Companies of the Eaton Vance Group
3/21/35                of Mutual Funds.


Charles H.             Director of the Fund; Executive Vice President of United
Salisbury, Jr.*        Asset Management Corporation; formerly an executive
One International      officer and Director of T. Rowe Price and President and
Place                  Chief Investment officer of T. Rowe Price Trust Company.
Boston, MA 02110
8/24/40


Peter M. Whitman,      Director of the Fund; President and Chief Investment
Jr.*                   Officer of Dewey Square Investors Corporation since 1988;
One Financial Center   Director and Chief Executive Officer of H.T. Investors,
Boston, MA 02111       Inc., formerly a subsidiary of Dewey Square.
7/1/43

William H. Park        Vice President of the Fund; Executive Vice President and
One International      Chief Financial Officer of United Asset Management
Place                  Corporation.
Boston, MA 02110
9/19/47

Gary L. French         Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street    Inc. and UAM Fund Distributors, Inc.; Vice President of
Boston, MA 02110       Operations, Development and Control of Fidelity
7/4/51                 Investments in 1995; Treasurer of the Fidelity Group of
                       Mutual Funds from 1991 to 1995.

Robert R. Flaherty     Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street    Fund Services, Inc.; former Manager of Fund
Boston, MA 02110       Administration and Compliance of Chase Global Fund
9/18/63                Services Company from 1995 to 1996; Deloitte & Touche LLP
                       from 1985 to 1995, formerly Senior Manager.

Gordon M. Shone        Assistant Treasurer of the Fund, Vice President of Fund
73 Tremont Street      Administration and Compliance of Chase Global Funds
Boston, MA 02110       Services Company; formerly Senior Audit Manager of
7/30/56                Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao          Secretary of the Fund; Vice President and General Counsel
211 Congress Street    of UAM Fund Services, Inc. and UAM Fund Distributors,
Boston, MA 02110       Inc.; Associate Attorney of Ropes & Gray (a law firm)
2/28/68                from 1993 to 1995.

Karl O. Hartmann       Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street      and General Counsel of Chase Global Funds Services
Boston, MA 02108       Company; Senior Vice President, Secretary and General
3/7/55                 Counsel of Leland, O'Brien, Rubenstein Associates, Inc.
                       from November 1990 to November 1991.


--------

* Messrs. Reamer, Whitman and Salisbury are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.


          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred in attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.


                                                     Pension or
                                 Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
      Name of Person,          Compensation       Accrued as Part of     Benefits Upon      from Registrant and
         Position             From Registrant       Fund Expenses          Retirement          Fund Complex
         --------             ---------------       -------------          ----------          ------------

John T. Bennett Jr.........        $26,791                0                    0                  $32,750
Director

Nancy J. Dunn..............        $ 6,744                0                    0                  $ 8,300
Director

Philip D. English..........        $26,791                0                    0                  $32,750
Director

William A. Humenuk.........        $26,791                0                    0                  $32,750
Director


PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          FMA Small Company Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 20.8%; Dingle & Co., c/o Comerica Bank, Attn: Mutual Funds, P.O. Box 75000, Detroit, MI, 12.4%; IBEW Local Union #226, Pension Fund, 4101 Southgate Drive, Suite A, Attn: Gary Muckenthaler, P.O. Box 5515, Topeka, KS, 9.5%; UFCW Local 23 & Giant Eagle Pension Funds, Central Data Services, Attn:
Kathryn Cross, 150 River Avenue, Suite 200, Pittsburgh, PA, 9.5%; Lafoba & Co. 1-3240,
c/o Lake Forest Bank and Trust, 727 North Bank Lane, Lake Forest, IL, 6.7%; FMA Small Company Portfolio Institutional Service Class Shares: Ironworkers Local 498 Supplemental Pension Plan, Attn: Mike Linder, c/o Joseph Anthony Associates, 4749 West Lincoln Mall Drive, Suite 202, Matteson, IL, 94.0%; Thomas C. Kisting, Ironworkers Local 498 Health Welfare Fund, c/o Joseph Anthony Associates, 4749 Lincoln Mall Drive, Suite 202, Matteson, IL, 6.0%.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Fiduciary Management Associates, Inc. (the "Adviser") is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management.
Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolio's assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

     Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreement may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of their assignment.

INVESTMENT PHILOSOPHY

     As a "value style" investment manager, the Adviser buys stocks in a mix of industries which it feels are undervalued. When the Adviser believes the industry has become unattractive, it will move to another industry which it feels has more investment potential. By consistently monitoring the portfolio, the Adviser seeks to preserve assets in uncertain economic environments and allow for capital appreciation in rising markets.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Loras College, Peer Bearing Company and Illinois Forge, Inc.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                      Rate
          FMA Small Company Portfolio..............................  0.75%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid the Adviser fees of approximately $87,000, $59,775 and $142,036, respectively, for advisory services. During these periods, the Adviser voluntarily waived advisory fees of approximately $66,000, $107,546 and $89,172 respectively.

                         SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolio's Service Class Shares Prospectus, UAM Funds Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% of 1% (on an annualized basis ) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund.

          So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.

          During the fiscal year ended October 31, 1997, the FMA Small Company Portfolio paid $4,201 to Service Agents for services provided pursuant to the Shareholder Services Plan.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; and acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.15% the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts form its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the entire Fund paid brokerage commissions of approximately $104,988, $84,043 and $90,657, respectively.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 (the "Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund

Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of the
Portfolio:

                                                       Annual Rate
          Small Company Portfolio.....................       0.04%


          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Funds net assets;

          0.11 of 1% of the next $800 million of combined UAM Funds net assets;

          0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the Portfolio totaled approximately $76,000, $80,758 and $92,660, respectively. Of the fees paid during the year ended October 31, 1997, the Portfolio paid $80,327 to CGFSC and $12,333 to UAMFSI. The services provided by the Administrator and the basis of the current fees payable to the Administrator for the 1995, 1996 and 1997 fiscal years are described in the Portfolio's Prospectuses.


          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and Expenses, and any extraordinary expenses and other customary Fund expenses.


          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.


          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.


          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the FMA Small Company Portfolio paid the Service Provider $636 in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

          A yield figure is obtained using the following formula:

          Yield = 2[(a - b + 1)/6/ - 1]
                     -----
                      cd

where:

               a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions
               d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          Since Service Class shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

          The average annual total rates of return for the Institutional Class Shares and Service Class Shares of the FMA Small Company Portfolio from inception and for the one- and five-year period (in the case of Institutional Class shares) ended on the date of the Financial Statements included herein are as follows:

                                                            Since
                                                          Inception
                               One Year    Five Years   Through Year
                                Ended         Ended         Ended
                             October 31,     October     October 31,   Inception
                                 1997       31, 1997        1997         Date
                             ------------  -----------  -------------  ---------
FMA Small Company
  Portfolio Institutional
  Class Shares.............      42.33%       23.30%       18.98%     7/31/91

FMA Small Company
  Portfolio Service
  Class Shares.............         -            -         11.04%     8/1/97


     These figures are calculated according to the following formula:

          P(1 + T)/n/ = ERV

where:

               P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                                 GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of the Portfolio and are identical in all respects, except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors has authorized an additional class of Shares in the Portfolio, Advisor Class Shares. As of the date of this Statement of Additional Information, no Advisor Class Shares have been offered by the Portfolio.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the FMA Small Company Portfolio, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

          Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

          Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


          (a) Dow Jones Composite Average or its component averages --- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices --- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices --- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity Index or its component indices --- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis --- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index --- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index --- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index --- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index --- consist of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


          (j) Salomon Brothers Broad Investment Grade Bond --- a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.


          (k) Lehman Brothers Long-Term Treasury Bond --- composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) NASDAQ Industrial Index --- composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (m) Value Line --- composed of over 1,600 stocks in the Value Line Investment Survey.

          (n) Russell 2000 --- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (o) Composite Indices --- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (p) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. --- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          (q) Mutual Fund Source Book, published by Morningstar, Inc. --- analyzes price, yield, risk and total return for equity funds.

          (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service --- publications that rate fund performance over specified time periods.

          (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics --- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

          (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates --- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (u) Savings and Loan Historical Interest Rates --- as published in the U.S. Savings & Loan League Fact Book.

          (v) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (90.2%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
 *Aviation Sales Co. ....................................... 45,550 $ 1,565,781
-------------------------------------------------------------------------------
BANKS (18.8%)
 CCB Financial Corp. ....................................... 21,620   1,967,420
 City National Corp. ....................................... 50,040   1,504,327
 Commercial Federal Corp. .................................. 16,931     821,153
 Community First Bankshares, Inc. .......................... 26,900   1,264,300
 First Financial Holdings, Inc. ............................ 15,800     588,550
 First Midwest Bancorp, Inc. ............................... 34,200   1,256,850
 Life Bancorp, Inc. ........................................ 17,838     540,714
 National Commerce Bancorp. ................................ 46,420   1,351,983
                                                                    -----------
                                                                      9,295,297
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (7.0%)
 *Canandaigua Brands, Inc., Class A......................... 24,150   1,198,444
 Flowers Industries, Inc. .................................. 10,800     205,200
 Lance, Inc. ............................................... 42,110     886,942
 Smucker (J.M.) Co., Class B................................ 45,886   1,158,621
                                                                    -----------
                                                                      3,449,207
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.5%)
 Meredith Corp. ............................................  6,674     227,333
-------------------------------------------------------------------------------
CHEMICALS (2.4%)
 Schulman (A.), Inc. ....................................... 52,200   1,174,500
-------------------------------------------------------------------------------
CONSUMER STAPLES (1.7%)
 Libbey, Inc. .............................................. 22,530     842,059
-------------------------------------------------------------------------------
ENERGY (4.1%)
 Global Industries Ltd. ....................................  5,427     108,540
 Santa Fe Energy Resources, Inc. ........................... 70,573     921,860
 Swift Energy Co. .......................................... 39,160   1,015,713
                                                                    -----------
                                                                      2,046,113
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.9%)
 Investors Financial Services Corp. ........................ 13,924 $   584,808
 UMB Financial Corp. ....................................... 28,300   1,457,450
 Webster Financial Corp. ................................... 13,900     856,588
                                                                    -----------
                                                                      2,898,846
-------------------------------------------------------------------------------
HEALTH CARE (8.2%)
 *IDEXX Laboratories, Inc. ................................. 66,200   1,042,650
 *Sierra Health Services, Inc. ............................. 45,900   1,695,431
 *Universal Health Services, Inc., Class B.................. 29,390   1,294,997
                                                                    -----------
                                                                      4,033,078
-------------------------------------------------------------------------------
INDUSTRIAL (4.1%)
 Applied Power, Inc., Class A............................... 14,070     870,581
 *Middleby Corp. ........................................... 49,900     502,119
 *Nortek, Inc. ............................................. 29,756     675,089
                                                                    -----------
                                                                      2,047,789
-------------------------------------------------------------------------------
INSURANCE (4.9%)
 Protective Life Corp. ..................................... 25,174   1,331,075
 *Triad Guaranty, Inc. ..................................... 37,600   1,071,600
                                                                    -----------
                                                                      2,402,675
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (6.4%)
 Bob Evans Farm, Inc. ...................................... 83,610   1,572,913
 *Brinker International, Inc. .............................. 65,111     911,554
 *Prime Hospitality Corp. .................................. 32,986     672,090
                                                                    -----------
                                                                      3,156,557
-------------------------------------------------------------------------------
MANUFACTURING (4.0%)
 Dexter Corp. .............................................. 30,610   1,201,443
 Regal-Beloit Corp. ........................................ 28,990     779,106
                                                                    -----------
                                                                      1,980,549
-------------------------------------------------------------------------------
METALS (1.8%)
 Titanium Metals Corp. ..................................... 28,400     873,300
-------------------------------------------------------------------------------
PAPER & PACKAGING (3.1%)
 Schweitzer-Mauduit International, Inc. .................... 36,452   1,535,540
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (2.9%)
 Nationwide Health Properties, Inc. ....................     63,670 $ 1,436,554
-------------------------------------------------------------------------------
RETAIL (5.6%)
 *Carson Pirie Scott & Co. .............................     26,930   1,297,689
 *Dominick's Supermarkets, Inc. ........................     40,910   1,493,215
                                                                    -----------
                                                                      2,790,904
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.2%)
 *Coherent Communications Systems Corp. ................     35,850   1,066,538
-------------------------------------------------------------------------------
TEXTILE & APPARELS (2.3%)
 Guilford Mills, Inc. ..................................     48,330   1,153,879
-------------------------------------------------------------------------------
UTILITIES (1.1%)
 CILCORP, Inc. .........................................     13,500     551,813
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $37,041,354)..................             44,528,312
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $2,360,101,
  collateralized by $2,261,745 of various U.S. Treasury
  Notes, 5.50%-8.75% due 5/15/00-6/30/02, valued at
  $2,360,331 (COST $2,359,000).......................... $2,359,000   2,359,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (95.0%) (COST $39,400,354)(A).........             46,887,312
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (5.0%).....................              2,486,792
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $49,374,104
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+  See Note A to Financial Statements.
*  Non-Income Producing Security
(a) The cost for federal income tax purposes was $39,400,354. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $7,486,958. This consisted of aggregate gross unrealized appreciation for all securities of $7,727,499 and aggregate gross unrealized depreciation for all securities of $240,541.


   The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $39,400,354
                                                                    ===========
 Investments, at Value............................................. $46,887,312
 Cash..............................................................         137
 Receivable for Investments Sold...................................   2,648,395
 Receivable for Portfolio Shares Sold..............................     376,146
 Dividends Receivable..............................................      28,930
 Interest Receivable...............................................         367
 Other Assets......................................................         784
-------------------------------------------------------------------------------
  Total Assets.....................................................  49,942,071
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................     502,159
 Payable for Investment Advisory Fees--Note B......................      27,396
 Payable for Administrative Fees--Note C...........................       9,473
 Payable for Custodian Fees--Note D................................       3,767
 Payable for Distribution Fees--Note E.............................       1,396
 Payable for Directors' Fees--Note G...............................         674
 Other Liabilities.................................................      23,102
-------------------------------------------------------------------------------
  Total Liabilities................................................     567,967
-------------------------------------------------------------------------------
NET ASSETS......................................................... $49,374,104
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $36,212,437
 Undistributed Net Investment Income...............................      23,746
 Accumulated Net Realized Gain.....................................   5,650,963
 Unrealized Appreciation...........................................   7,486,958
-------------------------------------------------------------------------------
NET ASSETS......................................................... $49,374,104
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets........................................................ $45,060,517
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   2,714,036
 Net Asset Value, Offering and Redemption Price Per Share.......... $     16.60
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets........................................................ $ 4,313,587
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  10,000,000)......................................................     259,958
 Net Asset Value, Offering and Redemption Price Per Share.......... $     16.59
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................................           $   336,340
 Interest................................................               138,193
--------------------------------------------------------------------------------
  Total Income...........................................               474,533
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee.............................................. $231,208
  Less: Fees Waived......................................  (89,172)     142,036
                                                          --------
 Administrative Fees--Note C.............................                92,660
 Registration and Filing Fees............................                27,238
 Printing Fees...........................................                25,001
 Custodian Fees--Note D..................................                 4,796
 Distribution and Service Plan Fees--Note E:
  Institutional Service Class............................                 4,201
 Directors' Fees--Note G.................................                 2,332
 Account Services Fees--Note F...........................                   636
 Other Expenses..........................................                23,653
--------------------------------------------------------------------------------
  Total Expenses.........................................               322,553
 Expense Offset--Note A..................................                  (739)
--------------------------------------------------------------------------------
  Net Expenses...........................................               321,814
--------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................               152,719
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENT..........................             5,652,960
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS.............................................             4,904,778
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS..................................            10,557,738
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           $10,710,457
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1997         1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   152,719  $   166,356
 Net Realized Gain......................................    5,652,960    3,778,061
 Net Change in Unrealized Appreciation/Depreciation.....    4,904,778      448,990
-----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..   10,710,457    4,393,407
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...................................     (239,184)    (158,190)
  Institutional Service Class*..........................       (2,725)         --
 Net Realized Gain:
  Institutional Class...................................   (3,781,382)  (2,529,961)
-----------------------------------------------------------------------------------
  Total Distributions...................................   (4,023,291)  (2,688,151)
-----------------------------------------------------------------------------------
CAPITAL CONTRIBUTION--NOTE B............................          --        94,505
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
Institutional Class:
--------------------
  Issued................................................   22,664,617    1,198,264
    --In Lieu of Cash Distributions.....................    4,004,151    2,668,484
  Redeemed..............................................   (8,799,304)  (5,560,199)
-----------------------------------------------------------------------------------
 Net Increase (Decrease) from Institutional Class
  Shares................................................   17,869,464   (1,693,451)
-----------------------------------------------------------------------------------
 Institutional Service Class:*
 -----------------------------
  Issued................................................    4,074,384          --
    --In Lieu of Cash Distributions.....................        2,724          --
  Redeemed..............................................     (212,783)         --
-----------------------------------------------------------------------------------
Net Increase from Institutional Service Class Shares....    3,864,325          --
-----------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transac-
 tions..................................................   21,733,789   (1,693,451)
-----------------------------------------------------------------------------------
  Total Increase........................................   28,420,955      106,310
Net Assets:
  Beginning of Period...................................   20,953,149   20,846,839
-----------------------------------------------------------------------------------
  End of Period (including undistributed net investment
   income of $23,746 and $20,801, respectively).........  $49,374,104  $20,953,149
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on August 1,
1997.

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         INSTITUTIONAL
                                                                         SERVICE CLASS
                                INSTITUTIONAL CLASS SHARES                  SHARES
                          -------------------------------------------  -----------------
                                  YEARS ENDED OCTOBER 31,              AUGUST 1, 1997***
                          -------------------------------------------   TO OCTOBER 31,
                           1997     1996     1995     1994     1993          1997
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36       $ 14.95
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.06     0.09     0.08     0.01     0.02          0.01
 Net Realized and
  Unrealized Gain.......     4.97     2.46     1.47     0.50     3.88          1.64
----------------------------------------------------------------------------------------
  Total From Investment
   Operations...........     5.03     2.55     1.55     0.51     3.90          1.65
----------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..    (0.13)   (0.09)   (0.08)     --     (0.02)        (0.01)
 Net Realized Gain......    (2.41)   (1.60)   (0.41)   (2.62)     --            --
----------------------------------------------------------------------------------------
  Total Distributions...    (2.54)   (1.69)   (0.49)   (2.62)   (0.02)        (0.01)
----------------------------------------------------------------------------------------
CAPITAL CONTRIBUTION....      --      0.06      --       --       --            --
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 16.60  $ 14.11  $ 13.19  $ 12.13  $ 14.24       $ 16.59
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN+...........    42.33%   22.51%   13.57%    4.54%   37.65%        11.04%**
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....  $45,060  $20,953  $20,847  $19,561  $18,569       $ 4,314
Ratio of Expenses to
 Average Net Assets.....     1.03%    1.03%    1.03%    1.03%    1.03%         1.43%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     0.50%    0.75%    0.66%    0.06%    0.14%         0.24%*
Portfolio Turnover
 Rate...................       86%     106%     170%     121%     163%          100%
Average Commission Rate
 #......................  $0.0583  $0.0600      N/A      N/A      N/A       $0.0583
----------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..  $  0.04  $  0.06  $  0.04  $  0.03  $  0.03       $  0.01
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.03%    1.03%    1.03%     N/A      N/A          1.43%*
----------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Initial offering of Institutional Service Class Shares
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          FMA SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares. As of August 1, 1997, FMA Small Company has issued Institutional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                          FMA SMALL COMPANY PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $92,135 to increase undistributed net investment income with an increase to accumulated net realized gain of $2,370 and a decrease of paid in capital of $94,505.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of the Portfolio's average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.03% of average daily net assets for the Portfolio's Institutional Class Shares and 1.43% of the average daily net assets for the Portfolio's Institutional Service Class Shares. On September 11, 1996, the Portfolio received a capital contribution primarily from the adviser in the amount of $94,505 or $0.06 per share.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from

                          FMA SMALL COMPANY PORTFOLIO

$2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $92,660 from the Portfolio as Administrator of which $80,327 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Institutional Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

In addition, the Portfolio's Institutional Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $39,768,250 and sales of $24,964,615 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks.

                          FMA SMALL COMPANY PORTFOLIO

Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: Transactions in capital shares for the Portfolio, by class, are as follows:

                                                                INSTITUTIONAL
                                                                SERVICE CLASS
                                  INSTITUTIONAL CLASS SHARES       SHARES
                                  ---------------------------- ---------------
                                    YEAR ENDED OCTOBER 31,     AUGUST 1, 1997*
                                  ---------------------------- TO OCTOBER 31,
                                      1997           1996           1997
                                  -------------  ------------- ---------------
Shares Issued....................     1,477,037        94,425      272,439
In Lieu of Cash Distributions....       329,704       227,881          162
Shares Redeemed..................      (577,834)     (417,165)     (12,643)
                                  -------------  ------------      -------
Net Increase (Decrease) from
 Capital Share Transactions......     1,228,907       (94,859)     259,958
                                  =============  ============      =======

At October 31, 1997, 54.8% and 94.0% of total shares outstanding were held by 4 and 1 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, owning 10% or greater of the aggregate total shares outstanding.
--------
* Initial Offering of Institutional Service Class Shares.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and the Shareholders of
FMA Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMA Small Company Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where the securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FMA Small Company Portfolio hereby designates $2,163,642 as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1997, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders was 14.3%.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                          ICM FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Fixed Income Portfolio's Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES........................................    2

PURCHASE AND REDEMPTION OF SHARES.........................................   15

VALUATION OF SHARES.......................................................   16

SHAREHOLDER SERVICES......................................................   17

INVESTMENT LIMITATIONS....................................................   18

MANAGEMENT OF THE FUND....................................................   20

INVESTMENT ADVISER........................................................   24

PORTFOLIO TRANSACTIONS....................................................   26

ADMINISTRATIVE SERVICES...................................................   27

CUSTODIAN.................................................................   29

INDEPENDENT ACCOUNTANTS...................................................   29

DISTRIBUTOR...............................................................   29

PERFORMANCE CALCULATIONS..................................................   30

GENERAL INFORMATION.......................................................   32

FINANCIAL STATEMENTS......................................................   34

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS........................  A-1

APPENDIX B - COMPARISONS..................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment policies of the ICM Fixed Income Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus.

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below.

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

     Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

     Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;


     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;


     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

     The Portfolio may purchase and sell futures and related options on futures contracts in connection with the securities in which it invests for the purposes of remaining fully invested, reducing transactions costs and to hedge against adverse movements of the market. In addition, interest rate futures and options are used to increase or reduce interest rate exposure resulting from market changes or cash flow variations. Futures and options also allow the efficient implementation of strategies to hedge U.S. positions with currency-hedged foreign interest rate exposure. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges, boards of trade, or similar entity or quoted on an automated quotation system. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts generally only for hedging purposes.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS

     The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are generally engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Futures contracts, and options on futures contracts, may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS

     The Portfolio may purchase and sell put and call options on futures contracts securities and currencies for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


     The Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


     The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the custodian.

     The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.
In such circumstances, the

Portfolio collateralizes the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's custodian will place cash or liquid securities into a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other related income including gains from options, futures and forward contracts, derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

          The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Fixed Income Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. The minimum additional investment is $1,000. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

     The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.



     The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Portfolio's Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Securities purchased with remaining maturities of 60 days or less are valued at amortized cost if the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                              SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolio's Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of the ICM Portfolios may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of the ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of each respective Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-
7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes, an exchange between funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

     The Portfolio is subject to the following restrictions, which are non-fundamental except as described below, and which may be changed by the Fund's Board of Directors upon reasonable notice to investors. Investment limitations
(4), (6) and (7) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objective and policies set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. The Portfolio will not:

     (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets are required as deposit to secure obligations under futures contracts;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (5)  purchase on margin or sell short except as specified in (1) above;

     (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (7) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (11) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (12) invest for the purpose of exercising control over management of any company;

     (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

     (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.          Director of the Fund; President of
College Road-RFD 3            Squam Investment Management Company,
Meredith, NH 03253            Inc.  and Great Island Investment
1/26/29                       Company, Inc.; President of Bennett
                              Management Company from 1988 to 1993.

Nancy J. Dunn                 Director of the Fund; Vice President
10 Garden Street              for Finance and Administration and
Cambridge, MA  02138          Treasurer of Radcliffe College since
8/14/51                       1991.

Philip D. English             Director of the Fund; President and
16 West Madison Street        Chief Executive Officer of Broventure
Baltimore, MD 21201           Company, Inc.; Chairman of the Board of
8/5/48                        Chektec Corporation and Cyber
                              Scientific, Inc.

William A. Humenuk            Director of the Fund; Partner in the
4000 Bell Atlantic Tower      Philadelphia office of the law firm
1717 Arch Street              Dechert Price & Rhoads; Director,
Philadelphia, PA 19103        Hofler Corp.
4/21/42

Norton H. Reamer*             Director, President and Chairman of the
One International Place       Fund; President, Chief Executive
Boston, MA 02110              Officer and a Director of United Asset
3/21/35                       Management Corporation; Director,
                              Partner or Trustee of each of the
                              Investment Companies of the Eaton Vance
                              Group of Mutual Funds.

Charles H. Salisbury, Jr.*    Director of the Fund; Executive Vice
One International Place       President of United Asset Management
Boston, MA  02110             Corporation; formerly an executive
8/24/40                       officer and Director of T. Rowe Price
                              and President and Chief Investment
                              Officer of T. Rowe Price Trust Company.

Peter M. Whitman, Jr.*        Director of the Fund; President and
One Financial Center          Chief Investment Officer of Dewey
Boston, MA 02111              Square Investors Corporation since
7/1/43                        1988; Director and Chief Executive
                              Officer of H.T. Investors, Inc.,
                              formerly a subsidiary of Dewey Square.

William H. Park               Vice President of the Fund; Executive
One International Place       Vice President and Chief Financial
Boston, MA 02110              Officer of United Asset Management
9/19/47                       Corporation.



Gary L. French                Treasurer of the Fund; President of UAM
211 Congress Street           Fund Services, Inc. and UAM Fund
Boston, MA 02110              Distributors, Inc.; Vice President of
7/4/51                        Operations, Development and Control of
                              Fidelity Investments in 1995; Treasurer
                              of the Fidelity Group of Mutual Funds
                              from 1991 to 1995.


Robert R. Flaherty            Assistant Treasurer of the Fund; Vice
211 Congress Street           President of UAM Fund Services, Inc.;
Boston, MA 02110              former Manager of Fund Administration
9/18/63                       and Compliance of Chase Global Fund
                              Services Company from 1995 to 1996;
                              Senior Manager of Deloitte & Touche LLP
                              from 1985 to 1995.


Gordon M. Shone               Assistant Treasurer of the Fund; Vice
73 Tremont Street             President of Fund Administration and
Boston, MA  02108             Compliance of Chase Global Funds
7/30/56                       Services Company; formerly Senior Audit
                              Manager of Coopers & Lybrand from 1983
                              to 1993.


Michael DeFao                 Secretary of the Fund; Vice President
211 Congress Street           and General Counsel of UAM Fund
Boston, MA 02110              Services, Inc. and UAM Fund
2/28/68                       Distributors, Inc.; Associate Attorney
                              of Ropes & Gray (a law firm) from 1993
                              to 1995.


Karl O. Hartmann              Assistant Secretary of the Fund; Senior
73 Tremont Street             Vice President and General Counsel of
Boston, MA 02108              Chase Global Funds Services Company.
3/7/55

-----------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                      Pension or
                                      Retirement
                                      Benefits                     Total
                                       Accrued     Estimated   Compensation
                         Aggregate        as        Annual         from
                        Compensation   Part of     Benefits     Registrant
   Name of Person,          From         Fund        Upon          and
       Position         Registrant    Expenses    Retirement   Fund Complex
----------------------  ----------    ----------  ----------   -------------
John T. Bennett, Jr...    $26,791          0            0         $32,750
  Director
Nancy J. Dunn.........    $ 6,774          0            0         $ 8,300
  Director
Philip D. English.....    $26,791          0            0         $32,750
  Director
William A. Humenuk....    $26,791          0            0         $32,750
  Director

PRINCIPAL HOLDERS OF SECURITIES

     As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     ICM Fixed Income Portfolio:   Finney Trimble & Associates, Profit Sharing
Plan, First National Bank of Maryland, P.O. Box 1596, Baltimore, MD, 16.0%; Friends School of Baltimore, Inc., Trustee, FBO Mercantile-Safe Deposit & Trust Co., Attn: Ms Isabel Corbett, Two Hopkins Plaza, Baltimore, MD, 11.4%*; MSTA Pension, c/o Investment Counselors of Maryland, 803 Cathedral

Street, Baltimore, MD, 9.7%; ICM-UAM Profit Sharing & 401(k) Plan, First National Bank of Maryland, P.O. Box 1596, Baltimore, MD, 8.9%; Bryn Mawr School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 7.5%; Garrison Forest School, c/o Investment Copunselors of Maryland, 803 Cathedral Street, Baltimore, MD, 6.0%; and AAMC Employee Thrift Plan 401A, Franklin and Cathedral Streets, Attn: David Harthman, Annapolis, MD, 5.7%.

------------------------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.


         Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

     The Adviser employs a conservative fixed income investment strategy. It is designed to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The investment process is largely driven by independent research on relative value along the yield curve and a view on interest rate trends. The Adviser considers events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and monitor a broad set of risk measures used to identify relative value between sectors and within security groups. Relative value generally exists when a security or sector offers the prospect of superior rewards for a given amount of risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Georgia Gulf Corp., State of Maryland, Johns Hopkins Hospital, State of Kentucky, NYNEX, TRW Corp., and Wisconsin Power & Light.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                             Rate
     ICM Fixed Income Portfolio............. 0.50%

     For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid advisory fees of approximately $0, $0 and $0, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $76,000, $101,707 and $144,659, respectively.


                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.
In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolio for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid no brokerage commissions.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

     The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolio pursuant to the terms of the Agreement.

     UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

     Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The portfolio-specific fee is 0.04% of aggregate net assets.

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

     0.19 of 1% of the first $200 million of combined UAM Funds net assets;

     0.11 of 1% of the next $800 million of combined UAM Funds net assets;

     0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

     0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

     During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the ICM Fixed Income Portfolio totaled approximately $82,000, $89,268 and $96,007, respectively. Of the fees paid during the year ended October 31, 1996 and 1997, the ICM Fixed Income Portfolio paid $84,340 and $84,435 to CGFSC and $4,928 and $11,572 to UAMFSI, respectively.

     UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

     Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolio in the accounts for which it provides services. The Service Provider received no compensation from the Fixed Income Portfolio during the fiscal year ended October 31, 1997.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

     The Distributor received no compensation for its services directly or indirectly from the Fixed Income Portfolio during the Fund's fiscal year ended October 31, 1997.


                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                        Since Inception
                                          Through Year
                         One Year            Ended
                    Ended October 31,     October 31,     Inception
                           1997               1997          Date
                    ------------------  ----------------  ---------
ICM Fixed Income
 Portfolio........        8.31%               6.71%        11/3/92

     These figures are calculated according to the following formula:


          P (1 + T)/n/ = ERV

where:

            P  =  a hypothetical initial payment of $1,000
------------
            T  =  average annual total return
------------
            n  =  number of years
------------
          ERV  =  ending redeemable value of a hypothetical $1,000 payment made
----------
                  at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


YIELD

     Current yield reflects the income per share earned by a Portfolio's
-----
investments.

     Current yield is determined by dividing the net investment income per share
-----
earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Portfolio for the 30-day period ended on October 31, 1997 was 5.64%.

     This figure is obtained using the following formula:

     Yield = 2 [(a -- b + 1)/6/ -- 1]
                -------
                  cd
where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board of Directors has classified additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor Shares of these Portfolios have been offered by the Fund.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolio's Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

     As set forth in the Portfolio's Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.


     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.


FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.


CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements (including notes thereto) of the ICM Fixed Income Portfolio for the fiscal year ended October 31, 1997, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Ratings Services' ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participants in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolio may purchase mortgage securities, consisting of pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages
(GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedure.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities of different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the Portfolio will, however, be rated investment grade by Moody's or S&P.

     The Portfolio expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V.  BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

     (k) Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.-- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York

Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u)   Stocks, Bonds, Bills and Inflation, published by Ibbotson
Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc.; and Bloomberg L.P.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            FACE
                                                           AMOUNT        VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (19.2%)
-------------------------------------------------------------------------------
BANKS (2.0%)
 First National Bank of Commerce 6.50%, 1/14/00......... $  350,000 $   353,570
 #State Street Institution Capital Securities, Series A
  7.94%, 12/30/26.......................................    250,000     259,275
                                                                    -----------
                                                                        612,845
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.0%)
 American General Finance 8.125%, 8/15/09...............    250,000     281,875
 Associates Corp. of North America 8.375%, 1/15/98......     25,000      25,142
 Commercial Credit Corp. 8.70%, 6/15/09.................    100,000     117,500
 *Dean Witter Discover 5.57%, 3/2/99....................     15,000      15,028
 Ford Motor Credit Corp. 7.00%, 9/25/01.................    500,000     516,250
 Ford Motor Credit Corp. Medium Term Note 6.70%, 8/2/00.    250,000     254,063
 General Electric Capital Corp. 8.85%, 4/1/05...........    450,000     520,875
 General Motors Acceptance Corp. 8.875%, 6/1/10.........     50,000      59,500
 Lehman Brothers Holdings Medium Term Note 6.90%,
  1/29/01...............................................    250,000     254,075
 Norwest Financial, Inc. 6.23%, 9/1/98..................    350,000     351,204
 U.S. West Capital, Inc. 8.40%, 9/15/99.................    100,000     104,125
                                                                    -----------
                                                                      2,499,637
-------------------------------------------------------------------------------
INDUSTRIAL (6.8%)
 American Home Products 7.70%, 2/15/00..................    250,000     258,750
 Dow Chemical Co. 8.55%, 10/15/09.......................     25,000      29,500
 EG & G, Inc. 6.80%, 10/15/05...........................    200,000     203,660
 IBM Corp., Medium Term Note 6.15%, 12/11/98............    500,000     502,100
 Martin Marietta 6.50%, 4/15/03.........................    300,000     302,625
 Martin Marietta Materials, Inc. 6.90%, 8/15/07.........    500,000     516,250
 Rite Aid Corp. 6.70%, 12/15/01.........................    250,000     254,687
 Weyerhaeuser Co. 9.05%, 2/1/03.........................     50,000      55,813
                                                                    -----------
                                                                      2,123,385
-------------------------------------------------------------------------------
TRANSPORTATION (1.5%)
 Federal Express ETC 7.50%, 1/15/18.....................    300,000     324,090
 Ryder System, Inc. 7.30%, 10/30/00.....................    150,000     154,050
                                                                    -----------
                                                                        478,140
-------------------------------------------------------------------------------
UTILITIES (0.9%)
 Baltimore Gas & Electric 6.73%, 6/12/12................    250,000     260,925
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $5,775,683).......              5,974,932
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT        VALUE+
-------------------------------------------------------------------------------
YANKEE BONDS (2.1%)
-------------------------------------------------------------------------------
BANKS (1.5%)
 Korea Development Bank 6.50%, 11/15/02................. $  500,000 $   465,625
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.6%)
 InterAmerica Development Bank 8.40%, 9/1/09............    150,000     178,312
-------------------------------------------------------------------------------
TOTAL YANKEE BONDS (COST $638,574)......................                643,937
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (24.6%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (6.4%)
 Pool #E48794
  15 yr. Guarantee 6.50%, 7/1/08........................    212,270     213,199
 Pool #E00292
  Gold 6.50%, 4/1/09....................................    358,140     360,042
 Pool #346544
  7.00%, 5/1/11.........................................    345,702     350,779
 Pool #E64395
  15 yr. Guarantee 7.00%, 6/1/11........................    409,753     416,539
 Pool #277196
  8.00%, 8/1/16.........................................      1,877       1,956
 *Pool #845640
  7.854%, 8/1/23........................................    192,502     198,879
 Pool #C00449
  7.00%, 3/1/26.........................................    455,807     459,226
                                                                    -----------
                                                                      2,000,620
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.9%)
 Pool #81817
  9.50%, 8/1/02.........................................      7,219       7,627
 Pool #232847
  7.00%, 8/1/08.........................................    143,110     145,614
 Pool #50904
  6.00%, 10/1/08........................................    200,288     197,785
 Pool #232361
  6.00%, 10/1/08........................................     61,001      60,238
 Pool #264441
  6.00%, 1/1/09.........................................     65,278      64,462

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT        VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool #250498
  6.50%, 3/1/11......................................... $  256,507 $   257,309
 Pool #50013
  9.50%, 10/1/17........................................      2,930       3,159
 Pool #55343
  9.50%, 10/1/17........................................      2,042       2,206
 Pool #50993
  7.00%, 2/1/24.........................................    567,631     571,534
 Pool #298034
  8.00%, 11/1/24........................................    211,597     219,069
 Pool #311025
  8.00%, 5/1/25.........................................    345,856     359,474
 Pool #322345
  7.50%, 9/1/25.........................................    470,051     481,215
 Pool #330297
  7.00%, 11/1/25........................................    403,325     405,594
                                                                    -----------
                                                                      2,775,286
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.3%)
 Pool #7414
  7.25%, 7/15/05........................................      9,215       9,466
 Pool #17084
  8.00%, 9/15/07........................................     19,992      21,010
 Pool #20335
  8.00%, 10/15/07.......................................     26,998      28,044
 Pool #327371
  7.00%, 2/15/08........................................    214,225     218,041
 Pool #780159
  8.00%, 4/15/08........................................    331,481     347,359
 Pool #362234
  7.00%, 3/15/09........................................    220,244     225,062
 Pool #400216
  7.00%, 4/15/09........................................    219,617     224,421
 Pool #40824
  12.50%, 7/15/10.......................................     11,642      13,570

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT        VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
 Pool #109599
  12.00%, 1/15/14....................................... $   52,977 $    60,443
 Pool #311575
  7.50%, 2/15/23........................................    586,719     603,404
 Pool #387161
  7.50%, 10/15/25.......................................    271,630     278,930
 Pool #405183
  7.50%, 11/15/25.......................................    355,897     365,350
 Pool #423836
  8.00%, 8/15/26........................................    472,652     491,410
                                                                    -----------
                                                                      2,886,510
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH
 SECURITIES (COST $7,510,752)...........................              7,662,416
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (9.4%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.3%)
 Series 1544-E PAC(11) REMIC
  6.25%, 6/15/08........................................    200,000     200,863
 Series 1577 CL PH PAC-1(11) REMIC
  6.30%, 3/15/23........................................    500,000     499,383
                                                                    -----------
                                                                        700,246
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.1%)
 Series 1993-52 CL D PAC-1(11) REMIC
  5.50%, 12/25/02.......................................    126,782     126,277
 Series 1993-194 CL PG PAC(11) REMIC
  5.65%, 4/25/05........................................    350,000     347,537
 Series 1993-71 CL PG PAC(11) REMIC
  6.25%, 7/25/07........................................    400,000     401,314
 Series 1996-M5 CL A1 REMIC
  7.141%, 6/25/08.......................................    238,511     244,974
 Series 1990-103 CL J PAC REMIC
  7.50%, 10/25/19.......................................     13,444      13,449

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT        VALUE+
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Series 1991-21 H PAC REMIC
  7.00%, 12/25/19..................................... $   64,808 $    64,752
 Series G92-15 CL G PAC(11) REMIC
  7.00%, 4/25/20......................................    545,000     549,769
 Series G19-H PAC REMIC
  8.40%, 6/25/20......................................    200,000     206,000
 Series G92-19K PAC(11) REMIC
  7.50%, 12/25/20.....................................    250,000     252,188
                                                                  -----------
                                                                    2,206,260
-----------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $2,885,578)........................              2,906,506
-----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (36.4%)
-----------------------------------------------------------------------------
U.S. TREASURY BONDS (14.4%)
 ++3.625%, 7/15/02....................................    501,927     502,555
 12.75%, 11/15/10.....................................     25,000      35,651
 7.50%, 11/15/16......................................  2,975,000   3,399,919
 7.125%, 2/15/23......................................    500,000     555,530
                                                                  -----------
                                                                    4,493,655
-----------------------------------------------------------------------------
U.S. TREASURY NOTES (22.0%)
 6.375%, 1/15/99......................................    725,000     731,605
 6.875%, 8/31/99......................................  1,600,000   1,633,680
 5.50%, 4/15/00.......................................    100,000      99,612
 6.25%, 5/31/00.......................................  1,320,000   1,337,094
 @7.50%, 11/15/01.....................................    150,000     159,214
 @6.375%, 8/15/02.....................................  1,660,000   1,700,222
 7.25%, 8/15/04.......................................    150,000     161,688
 6.50%, 10/15/06......................................    500,000     519,550
 ++3.375%, 1/15/07....................................    507,430     500,610
                                                                  -----------
                                                                    6,843,275
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $10,904,110)...             11,336,930
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES        VALUE+

-------------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES (4.4%)
-------------------------------------------------------------------------------
 Blackrock 1998 Term Trust..............................      2,800 $    27,125
 Blackrock 1999 Term Trust..............................     30,000     279,375
 Blackrock 2001 Term Trust..............................     60,000     510,000
 Blackrock Target Term Trust............................     60,000     551,250
-------------------------------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES
 (COST $1,343,745)......................................              1,367,750
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.8%)
 Chase Securities, Inc., 5.60% dated 10/31/97, due
  11/3/97, to be repurchased
  at $876,409, collateralized by $839,885 of various
  U.S. Treasury Notes, 5.50%-8.75%, due from 5/15/00-
  6/30/02, valued at $876,494
  (COST $876,000).......................................   $876,000     876,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $29,934,442)(A).........             30,768,471
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%).....................                350,223
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $31,118,694
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +    See Note A to Financial Statements.
 ++    Par amount is indexed to inflation rate.
  *    Variable/Floating rate security--rate disclosed is as of October 31,1997.
  #    144A Security--Certain conditions for public sale may exist.
  @ All, or a portion of these shares, were pledged to cover initial margin requirements on open futures contracts.
ETC--  Equipment Trust Certificates
PAC--  Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax and book purposes was $29,938,521. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $829,950. This consisted of aggregate gross unrealized appreciation for all securities of $861,858 and aggregate gross unrealized depreciation for all securities of $31,908.


   The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $29,934,442
                                                                   ===========
 Investments, at Value............................................ $30,768,471
 Cash.............................................................         612
 Interest Receivable..............................................     393,078
 Receivable for Daily Variation on Futures Contracts..............       2,743
 Other Assets.....................................................         872
-------------------------------------------------------------------------------
  Total Assets....................................................  31,165,776
-------------------------------------------------------------------------------
LIABILITIES
 Payable to Investment Advisor--Note B............................       6,636
 Payable for Administrative Fees--Note C..........................       8,037
 Payable for Custodian Fees--Note D...............................       6,431
 Payable for Directors' Fees--Note F..............................         670
 Payable for Printing Fees........................................       8,920
 Other Liabilities................................................      16,388
-------------------------------------------------------------------------------
  Total Liabilities...............................................      47,082
-------------------------------------------------------------------------------
NET ASSETS........................................................ $31,118,694
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $30,139,214
 Undistributed Net Investment Income..............................     255,821
 Accumulated Net Realized Loss....................................    (114,574)
 Unrealized Appreciation..........................................     838,233
-------------------------------------------------------------------------------
NET ASSETS........................................................ $31,118,694
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   2,946,788
 Net Asset Value, Offering and Redemption Price Per Share......... $     10.56
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.................................................            $1,860,624
 Dividends................................................                28,762
---------------------------------------------------------------------------------
  Total Income............................................             1,889,386
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.............................................. $ 144,659
  Less: Fees Waived.......................................  (144,659)        --
                                                           ---------
 Administrative Fees--Note C..............................                96,007
 Printing Fees............................................                16,354
 Custodian Fees--Note D...................................                15,075
 Registration and Filing Fees.............................                13,584
 Audit Fees...............................................                13,196
 Directors' Fees--Note F..................................                 2,339
 Other Expenses...........................................                 5,888
 Expenses Assumed by the Adviser--Note B..................               (17,285)
---------------------------------------------------------------------------------
  Total Expenses..........................................               145,158
 Expense Offset--Note A...................................                  (596)
---------------------------------------------------------------------------------
  Net Expenses............................................               144,562
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................             1,744,824
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
 Investments..............................................                49,578
 Written Options..........................................                   938
 Futures Contracts........................................                50,984
 Foreign Exchange Translations............................                  (640)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS, WRITTEN OPTIONS,
 FUTURES CONTRACTS AND FOREIGN EXCHANGE TRANSLATIONS......               100,860
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments..............................................               529,114
 Futures..................................................                25,046
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..               554,160
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, WRITTEN OPTIONS, FUTURES
 CONTRACTS AND FOREIGN EXCHANGE TRANSLATIONS..............               655,020
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......            $2,399,844
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1997         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
 Net Investment Income................................ $ 1,744,824  $ 1,211,660
 Net Realized Gain (Loss).............................     100,860      (33,891)
 Net Change in Unrealized Appreciation/Depreciation...     554,160      (87,594)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations.........................................   2,399,844    1,090,175
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,729,486)  (1,168,003)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................   6,306,694    8,726,617
  --In Lieu of Cash Distributions.....................   1,451,047    1,021,678
 Redeemed.............................................  (1,667,639)  (2,077,394)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........   6,090,102    7,670,901
--------------------------------------------------------------------------------
 Total Increase.......................................   6,760,460    7,593,073
Net Assets:
 Beginning of Year....................................  24,358,234   16,765,161
--------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $255,821
  and $212,125, respectively)......................... $31,118,694  $24,358,234
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     611,727      846,409
  In Lieu of Cash Distributions.......................     140,942       99,711
  Shares Redeemed.....................................    (157,979)    (200,725)
--------------------------------------------------------------------------------
                                                           594,690      745,395
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         NOVEMBER 3,
                                        YEARS ENDED OCTOBER 31,           1992** TO
                                    ----------------------------------   OCTOBER 31,
                                     1997     1996     1995     1994        1993
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................ $ 10.36  $ 10.43  $  9.55  $ 10.58     $ 10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............    0.62     0.59     0.59     0.52        0.51
 Net Realized and Unrealized Gain
  (Loss)...........................    0.21    (0.07)    0.82    (0.98)       0.51
------------------------------------------------------------------------------------
  Total from Investment Operations.    0.83     0.52     1.41    (0.46)       1.02
------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............   (0.63)   (0.59)   (0.53)   (0.48)      (0.44)
 Net Realized Gain.................     --       --       --     (0.09)        --
------------------------------------------------------------------------------------
  Total Distributions..............   (0.63)   (0.59)   (0.53)   (0.57)      (0.44)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..... $ 10.56  $ 10.36  $ 10.43  $  9.55     $ 10.58
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
TOTAL RETURN+......................    8.31%    5.17%   15.11%   (4.43)%     10.38%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................... $31,119  $24,358  $16,765  $12,601     $12,465
Ratio of Expenses to Average Net
 Assets............................    0.50%    0.50%    0.63%    0.84%       0.84%*
Ratio of Net Investment Income to
 Average Net Assets................    6.03%    5.98%    6.04%    5.26%       5.41%*
Portfolio Turnover Rate............      34%      46%      49%      82%         65%
------------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share......................... $  0.06  $  0.08  $  0.08  $  0.04     $  0.03
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..    0.50%    0.50%    0.61%     N/A         N/A
------------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Advisor during the period.

   The accompanying notes are an integral part of the financial statements.

                          ICM FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade, fixed income securities of varying maturities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1997, the Portfolio had available a capital loss carryover for Federal income tax purposes of $22,494, $381 and $93,355 which will expire on October 31, 2002, October 31, 2003, and October 31, 2004, respectively. For the year ended October 31, 1997, the Portfolio utilized capital loss carryover for Federal income tax purposes of $87,027.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                          ICM FIXED INCOME PORTFOLIO

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1997:

                                                                      NET
                              NUMBER                               UNREALIZED
                                OF     AGGREGATE    EXPIRATION    APPRECIATION
   CONTRACTS                 CONTRACTS FACE VALUE      DATE      (DEPRECIATION)
   ---------                 --------- ---------- -------------- --------------
    Purchases:
    U.S. Treasury 20 Year
     Bond...................     10    $1,184,688 December, 1997    $ 12,582
    U.S. Treasury 5 Year
     Note...................      5       542,031 December, 1997       1,447
    French 10 Year Bond.....     10       859,798 December, 1997       9,938
    Sales:
    U.S. Treasury 10 Year
     Note...................     10     1,117,500 December, 1997     (19,763)
                                                                    --------
                                                                    $  4,204
                                                                    ========

                          ICM FIXED INCOME PORTFOLIO

  During the year ended October 31, 1997, the Portfolio participated in writing covered call and put options. The Portfolio had option activity as follows:

                                                              NUMBER OF
                                                              CONTRACTS PREMIUMS
                                                              --------- --------
   Options outstanding at October 31, 1996...................     --     $  --
   Options written during the year...........................      5       938
   Options expired during the year...........................     (5)     (938)
                                                                 ---     -----
   Options outstanding at October 31, 1997...................     --        --
                                                                 ===     =====

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $28,358 to increase undistributed net investment income with an increase of $28,358 to accumulated net realized loss.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their perspective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.50% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the

                          ICM FIXED INCOME PORTFOLIO
combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $96,007 from the Portfolio as Administrator of which $84,435 was paid to CGFSC for their services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $5,747,241 and sales of $996,248 of investment securities other than long-term U.S. Government and short-term securities. The Portfolio's purchases figure includes $2,557,989 of in-kind transactions. Purchases and sales of long-term U.S. Government securities were $9,441,676 and $8,211,248, respectively.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 27.4% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Fixed Income Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse llp

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1997,the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 49.6%.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------

                          ICM SMALL COMPANY PORTFOLIO

                              ICM EQUITY PORTFOLIO

--------------------------------------------------------------------------------

             STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Small Company and ICM Equity Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INVESTMENT OBJECTIVES AND POLICIES.......................................    1

PURCHASE AND REDEMPTION OF SHARES........................................    9

VALUATION OF SHARES......................................................   11

SHAREHOLDER SERVICES.....................................................   12

INVESTMENT LIMITATIONS...................................................   13

MANAGEMENT OF THE FUND...................................................   15

INVESTMENT ADVISER.......................................................   19

PORTFOLIO TRANSACTIONS...................................................   21

ADMINISTRATIVE SERVICES..................................................   22

CUSTODIAN................................................................   24

INDEPENDENT ACCOUNTANTS..................................................   25

DISTRIBUTOR..............................................................   25

PERFORMANCE CALCULATIONS.................................................   25

GENERAL INFORMATION......................................................   27

FINANCIAL STATEMENTS.....................................................   29

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS......................  A-1

APPENDIX B - COMPARISONS.................................................  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment policies of the ICM Small Company and ICM Equity Portfolios (the "Portfolios") as set forth in the Portfolios' Prospectus.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio;

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank had total assets of a least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          The Portfolios may enter into stock futures contracts, options, and options on futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.


          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of their initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of their total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if the Portfolios have insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the Portfolios' ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in a loss in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying a futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Portfolios could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolios of margin deposits in the event of bankruptcy of a broker with whom the Portfolios have an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolios may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

          The Portfolios may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolios may write covered call options on their portfolio securities in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by a Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by a Portfolio are covered, which means that the Portfolio has deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by the Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by a Portfolio and call options written by a Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

          Through the writing of a covered call option a Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

          The Portfolios may, in accordance with their investment objectives, also write exchange-traded covered call and put options on stock indices. The Portfolios may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolio's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

          The Portfolios may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with their particular portfolio securities. The Portfolios may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, the Portfolios have the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

          The Portfolios may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

          The Portfolios may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolios will engage in such transactions only with firms of sufficient credit to minimize these risks. Where a Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

          Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

          In addition, the effectiveness of hedging the Portfolios through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolios' holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolios may not exactly match the composition of the stock index on which options are purchased or written.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the Portfolios have identified as hedging transactions, the Portfolios are required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the Portfolios to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolios' fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Small Company and Equity Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investments required for the ICM Small Company and ICM Equity Portfolios are $5,000,000 and $2,500, respectively, with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for Small Company and Equity Portfolios are $1,000 and $100, respectively. An order received in proper form prior to the close of regular trading on the New

York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.



          Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Directors.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                              SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each ICM Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in a shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          Each Portfolio is subject to the following restrictions which are fundamental policies (except as noted below) and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other assets. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Portfolio will not:

          (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options, futures or repurchase transactions;

          (5) purchase on margin or sell short except as specified in (1) above;*

          (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (7) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

          (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;*

          (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the ICM Small Company Portfolio's gross assets (33 1/3% for the ICM Equity Portfolio) valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;*

          (11) underwrite the securities of other issuers;

          (12) invest more than an aggregate of 10% of net assets determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (13) invest for the purpose of exercising control over management of any company;*

          (14) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;*

          (15) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

          (16) write or acquire options or interests in oil, gas or other mineral exploration or development programs.*

__________

* This restriction is a non-fundamental policy of the ICM Equity Portfolio. Therefore, it may be changed by the Fund's Board of Directors upon a reasonable notice to investors.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.        Director of the Fund; President of
College Road-RFD 3          Squam Investment Management Company,
Meredith, NH 03253          Inc.  and Great Island Investment
1/26/29                     Company, Inc.; President of Bennett
                            Management Company from 1988 to 1993.

Nancy J. Dunn               Director of the Fund; Vice President
10 Garden Street            for Finance and Administration and
Cambridge, MA  02138        Treasurer of Radcliffe College since
8/14/51                     1991.

Philip D. English           Director of the Fund; President and
16 West Madison Street      Chief Executive Officer of Broventure
Baltimore, MD 21201         Company, Inc.; Chairman of the Board
8/5/48                      of Chektec Corporation and Cyber
                            Scientific, Inc.

William A. Humenuk          Director of the Fund; Partner in the
4000 Bell Atlantic Tower    Philadelphia office of the law firm
1717 Arch Street            Dechert Price & Rhoads; Director,
Philadelphia, PA 19103      Hofler Corp.
4/21/42

Norton H. Reamer*           Director, President and Chairman of
One International Place     the Fund; President, Chief Executive
Boston, MA 02110            Officer and a Director of United Asset
3/21/35                     Management Corporation; Director,
                            Partner or Trustee of each of the
                            Investment Companies of the Eaton
                            Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*  Director of the Fund; Executive Vice
One International Place     President of United Asset Management
Boston, MA  02110           Corporation; formerly an executive
3/24/40                     officer and Director of T. Rowe Price
                            and President and Chief Investment
                            Officer of T. Rowe Price Trust
                            Company.

Peter M. Whitman, Jr.*      Director of the Fund; President and
One Financial Center        Chief Investment Officer of Dewey
Boston, MA 02111            Square Investors Corporation since
7/1/43                      1988; Director and Chief Executive
                            Officers of H.T.  Investors, Inc.,
                            formerly a subsidiary of Dewey Square.

William H. Park             Vice President of the Fund; Executive
One International Place     Vice President and Chief Financial
Boston, MA 02110            Officer of United Asset Management
9/19/47                     Corporation.


Gary L. French              Treasurer of the Fund; President of
211 Congress Street         UAM Fund Services, Inc, and UAM Fund
Boston, MA 02110            Distributors, Inc.; Vice President of
7/4/51                      Operations, Development and Control of
                            Fidelity Investments in 1995;
                            Treasurer of the Fidelity Group of
                            Mutual Funds from 1991 to 1995.

Robert R. Flaherty          Assistant Treasurer of the Fund; Vice
211 Congress Street         President of UAM Fund Services, Inc.;
Boston, MA 02110            former Manager of Fund Administration
9/18/63                     and Compliance of Chase Global Fund
                            Services Company from 1995 to 1996;
                            Senior Manager of Deloitte & Touche
                            LLP from 1985 to 1995.

Gordon M. Shone             Assistant Treasurer of the Fund; Vice
73 Tremont Street           President of Fund Administration and
Boston, MA 02108            Compliance of Chase Global Funds
7/30/56                     Services Company; formerly Senior
                            Audit Manager of Coopers & Lybrand
                            from 1983 to 1993.

Michael DeFao               Secretary of the Fund; Vice President
211 Congress Street         and General Counsel of UAM Fund
Boston, MA 02110            Services, Inc. and UAM Fund
2/28/68                     Distributors, Inc.; Associate Attorney
                            of Ropes & Gray (a law firm) from 1993
                            to 1995.

Karl O. Hartmann            Assistant Secretary of the Fund;
73 Tremont Street           Senior Vice President and General
Boston, MA 02108            Counsel of Chase Global Funds Services
3/7/55                      Company.




* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds

Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                            Benefits    Estimated   Compensation
                               Aggregate     Accrued      Annual        from
                             Compensation   as Part of   Benefits    Registrant
      Name of Person,            From          Fund        Upon         and
         Position             Registrant     Expenses   Retirement  Fund Complex
------------ --------------  -------------  ----------  ----------  ------------
John T. Bennett, Jr........     $26,791           0           0       $32,750
  Director
Nancy J. Dunn..............     $ 6,774           0           0       $ 8,300
  Director
Philip D. English..........     $26,791           0           0       $32,750
  Director
William A. Humenuk.........     $26,791           0           0       $32,750
  Director


PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the ICM Portfolios, as noted.

          ICM Equity Portfolio: Wilmington Trust Co. TRSTE, FBO AC 425173 Integrated Device Technology 401K, c/o Mutual Funds, 1100 N. Market Street, Wilmington, DE, 23.1%; Charles Schwab & Co., Inc., Reinvest Account, Attn:
Mutual Funds, 101 Montgomery Street, San Francisco, CA, 15.4%; First National Bank of Maryland Customer Account, Finney Trimble, Assoc. Profit Sharing Plan 28050, P.O. Box 1596, Baltimore, MD, 12.4%; First National Bank of Maryland, Cust ICM/USM PS & 401K Plan, 71275, Security Processing 101 610, P.O. Box 1596, Baltimore, MD, 9.0% and Bryn Mawr School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 8.8%.

          ICM Small Company Portfolio: Major League Baseball Players Benefit Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 9.8%; North Carolina Trust Company, P.O. Box 1108, Greensboro, NC, 7.9%*; and Strafe &

Co., FAO Riverside Methodist Hospital Foundation, P.O. Box 160,
Westerville, OH, 6.9%.

-------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser employs an investment strategy and approach which can best be characterized as bottom up and value oriented. In selecting stocks for purchase, the Adviser looks for companies which have strong financial and operating characteristics and whose shares are selling at valuations below that of the market in general, and below the average of the companies' own historic valuation ranges. The primary indicator of value to the Adviser is a low price to earnings ratio both on trailing twelve month earnings and one year forward earnings estimates. Other indicators of value include low price to book value, low price to cash flow, and low price to revenue per share. In addition to analyzing company financial statements and talking to management, the Adviser's research includes analysis of suppliers and competitors as well as consulting with outside research sources.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Georgia Gulf Corp., State of Maryland, Johns Hopkins Hospital, State of Kentucky, Bell Atlantic, TRW Corp., The Rouse Company and Wisconsin Power & Light.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

                                     Rate
     ICM Small Company Portfolio..  0.700%
     ICM Equity Portfolio.........  0.625%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the ICM Small Company Portfolio paid advisory fees of approximately $1,242,000, $2,068,648 and $2,852,097, respectively, to the Adviser. Advisory fees of approximately $35,000, $44,350 and $60,807 were paid by the ICM Equity Portfolio for the fiscal years ended October 31, 1995, 1996 and 1997, respectively. Of the amounts paid to the Adviser on behalf of the ICM Equity Portfolio, $35,000, $44,350 and $88,365 were waived by the Adviser for the fiscal years ended October 31, 1995, 1996 and 1997, respectively.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.
In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the Small Company Portfolio paid brokerage commissions of

$293,462, $318,247 and $264,115, respectively, and the Equity Portfolio paid brokerage commissions of $7,000, $12,102 and $61,390, respectively.

          Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:


                                              Annual Rate
           Small Company Portfolio .........  0.04%
           Equity Portfolio ................  0.06%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Funds net assets;

          0.11 of 1% of the next $800 million of combined UAM Funds net assets;

          0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid by the ICM Small Company Portfolio totaled approximately $207,000, $384,267 and $555,980, respectively, and administrative fees paid by the ICM Equity Portfolio totaled approximately $60,000, $76,615 and $89,499, respectively. Of the fees paid during the year ended October 31, 1996 and October 31, 1997, ICM Small Company Portfolio paid $316,060 and $393,014 to CGFSC and $68,707 and $162,966 to UAMFSI, and ICM Equity Portfolio paid $74,696 and $74,736 to CGFSC and $1,919 and $14,763 to UAMFSI.

          UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Small Company Portfolio and Equity Portfolio paid the Service Provider $4,567 and $0, respectively, in fees pursuant to the Services Agreement.

                                CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                         INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                               DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate the Fund's past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

          The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          The average annual total return for the ICM Small Company Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein and the average annual total return for the ICM Equity Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:


                                                          Since
                                                        Inception
                              One Year    Five Years   Through Year
                                Ended        Ended        Ended
                             October 31,  October 31,  October 31,    Inception
                                1997         1997          1997         Date
                             -----------  -----------  ------------  -----------
ICM Equity Portfolio.......       36.98%          --         21.17%      10/1/93

ICM Small Company
  Portfolio................       43.28%       22.49%        19.13%      4/19/89

     These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV
where:
     P=    a hypothetical initial payment of $1,000
     T=    average annual total return
     n=    number of years
     ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment.

          Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     A yield figure is obtained using the following formula:
     Yield = 2 [(a -- b + 1)/6/ - 1]
                 ------
                  cd
where:
     a= dividends and interest earned during the period b= expenses accrued for the period (net of reimbursements) c= the average daily number of shares outstanding during the period that were entitled to receive income distributions d= the maximum offering price per share on the last day of the period.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Services Shares or Advisor Shares of these Portfolios have been offered by the Fund.

          The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

          As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option

(income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the ICM Small Company Portfolio and the ICM Equity Portfolio for the fiscal period ended October 31, 1997, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

          Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

          Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.  DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                           APPENDIX B - COMPARISONS

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

          (f)  Morgan Stanley Capital International EAFE Index and World
               Index --respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

          (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) The Lehman Brothers Intermediate Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade
               (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (m) The Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

          (n) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (o) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (p) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          (u) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

          (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (w) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

          (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (88.5%)
-------------------------------------------------------------------------------
AUTOMOTIVE (1.9%)
 Donnelly Corp............................................. 161,750 $ 2,911,500
 *Dorsey Trailers, Inc. ................................... 200,000     475,000
 Excel Industries, Inc. ................................... 125,000   2,226,562
 *Starcraft Corp...........................................  90,000     227,813
 *Strattec Security Corp................................... 150,000   4,031,250
                                                                    -----------
                                                                      9,872,125
-------------------------------------------------------------------------------
BANKS (1.7%)
 TCF Financial Corp. ......................................  80,000   4,550,000
 Vermont Financial Services Corp. ......................... 170,000   4,292,500
                                                                    -----------
                                                                      8,842,500
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (7.2%)
 Applied Power, Inc., Class A .............................  60,000   3,712,500
 *Astec Industries, Inc. .................................. 130,000   2,145,000
 *Avondale Industries, Inc................................. 240,000   6,420,000
 *BE Aerospace, Inc........................................  75,000   2,100,000
 CMI Corp., Class A........................................ 300,000   1,406,250
 *Gradall Industries, Inc.................................. 230,000   3,450,000
 Kennametal, Inc........................................... 100,000   4,850,000
 Owosso Corp...............................................  33,500     252,297
 Scotsman Industries, Inc.................................. 150,000   3,965,625
 Varlen Corp............................................... 170,000   6,375,000
 Woodhead Industries, Inc.................................. 150,000   2,850,000
                                                                    -----------
                                                                     37,526,672
-------------------------------------------------------------------------------
CHEMICALS (3.7%)
 *Applied Extrusion Technologies, Inc. .................... 200,000   1,450,000
 Dexter Corp............................................... 150,000   5,887,500
 Furon Co. ................................................ 150,000   5,718,750
 Wynn's International, Inc................................. 189,675   6,437,095
                                                                    -----------
                                                                     19,493,345
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSTRUCTION (14.1%)
 Centex Construction Products, Inc. ....................... 300,000 $ 9,300,000
 Centex Corp...............................................  50,000   2,925,000
 *Central Sprinkler Corp. ................................. 125,000   2,328,125
 Continental Homes Holding Corp............................ 175,000   5,271,875
 Granite Construction, Inc................................. 250,000   5,281,250
 *Griffon Corp............................................. 500,000   7,906,250
 Juno Lighting, Inc........................................ 295,000   5,162,500
 Martin Marietta Materials, Inc............................ 150,000   5,231,250
 MDC Holdings, Inc......................................... 500,000   5,562,500
 Southdown, Inc. .......................................... 250,000  13,843,750
 Texas Industries, Inc..................................... 140,000   6,641,250
 *U.S. Home Corp. ......................................... 100,000   3,550,000
                                                                    -----------
                                                                     73,003,750
-------------------------------------------------------------------------------
CONSUMER DURABLES (3.9%)
 Aaron Rents, Inc. ........................................ 350,000   5,687,500
 *Cannondale Corp.......................................... 131,400   2,841,525
 *Global Motorsport Group Inc. ............................ 125,000   1,875,000
 *Stanley Furniture Co., Inc. .............................  60,000   1,432,500
 Toro Co. ................................................. 175,000   7,481,250
 *Winsloew Furniture, Inc..................................  60,000     847,500
                                                                    -----------
                                                                     20,165,275
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.8%)
 *CSS Industries, Inc. .................................... 125,000   4,421,875
 *Fieldcrest Cannon, Inc. .................................  35,000   1,170,312
 *Galey & Lord, Inc........................................ 300,000   5,512,500
 Guilford Mills, Inc....................................... 195,000   4,655,625
 Springs Industries, Inc., Class A.........................  20,000     927,500
 *Sylvan, Inc.............................................. 200,000   3,000,000
                                                                    -----------
                                                                     19,687,812
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (5.3%)
 *Belco Oil & Gas Corp..................................... 210,000 $ 4,541,250
 *Clayton Williams Energy, Inc............................. 150,000   2,062,500
 *Meridian Resource Corp................................... 150,000   1,959,375
 *Oceaneering International, Inc........................... 183,400   4,550,612
 *Offshore Logistics, Inc.................................. 100,000   2,075,000
 Penn Virginia Corp........................................ 150,000   4,275,000
 Trigen Energy Corp........................................ 100,000   2,381,250
 Zeigler Coal Holding Co................................... 311,000   5,559,125
                                                                    -----------
                                                                     27,404,112
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE (1.5%)
 *Ascent Entertainment Group, Inc.......................... 104,456   1,031,503
 *Carmike Cinemas, Inc. Class A............................ 200,000   6,500,000
                                                                    -----------
                                                                      7,531,503
-------------------------------------------------------------------------------
HEALTH CARE (2.4%)
 *Bio Rad Labs, Class A.................................... 150,000   3,712,500
 *Marquette Medical Systems................................  75,000   1,912,500
 *Sierra Health Services, Inc.............................. 130,000   4,801,875
 *Spacelabs Medical, Inc................................... 100,000   2,187,500
                                                                    -----------
                                                                     12,614,375
-------------------------------------------------------------------------------
INSURANCE (6.8%)
 *ACMAT Corp............................................... 100,000   1,812,500
 Allied Group, Inc......................................... 125,000   5,906,250
 CMAC Investment Corp......................................  53,400   2,920,312
 Capital Re Corp...........................................  68,200   4,019,538
 Lawyers Title Corp........................................ 113,500   3,603,625
 Life RE Corp..............................................  85,000   4,685,625
 *Medical Assurance, Inc...................................  70,786   1,977,584
 PXRE Corp................................................. 160,000   4,880,000
 Trenwick Group, Inc....................................... 163,400   5,698,575
                                                                    -----------
                                                                     35,504,009
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (0.4%)
 *Lone Star Steakhouse & Saloon, Inc....................... 100,000   2,312,500
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MANUFACTURING (3.6%)
 Clarcor, Inc..............................................  55,000 $ 1,577,812
 *Essef Corp............................................... 154,000   2,618,000
 *Holophane Corp...........................................  27,500     618,750
 Hunt Corp................................................. 225,000   4,781,250
 *Northwest Pipe Co........................................  66,000   1,567,500
 Smith (A.O.) Corp......................................... 125,000   5,179,688
 York Group, Inc........................................... 100,000   2,250,000
                                                                    -----------
                                                                     18,593,000
-------------------------------------------------------------------------------
METALS (2.3%)
 Carpenter Technology Corp................................. 100,000   4,837,500
 Intermet Corp............................................. 150,000   2,812,500
 J & L Specialty Steel, Inc................................ 225,000   2,840,625
 *Steel of West Virginia, Inc.............................. 125,000   1,312,500
                                                                    -----------
                                                                     11,803,125
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.3%)
 American Business Products, Inc........................... 220,900   4,431,806
 *Fibermark, Inc........................................... 202,500   3,961,406
 Rayonier, Inc.............................................  80,000   3,495,000
                                                                    -----------
                                                                     11,888,212
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.5%)
 Cali Realty Corp..........................................  80,000   3,240,000
 Evans Withycombe Residential, Inc......................... 125,000   3,156,250
 Healthcare Realty Trust, Inc..............................  75,000   2,085,937
 Liberty Property Trust.................................... 110,000   3,080,000
 Mid-Atlantic Realty Trust.................................  50,000     675,000
 Omega Healthcare Investors, Inc...........................  24,500     882,000
 Prime Retail, Inc......................................... 250,000   3,734,375
 Shurgard Storage Centers, Inc............................. 125,000   3,531,250
 Town & Country Trust......................................  70,000   1,273,125
 United Dominion Realty Trust, Inc......................... 100,000   1,387,500
                                                                    -----------
                                                                     23,045,437
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (5.4%)
 *Carson Pirie Scott & Co. ................................ 210,000 $10,119,375
 *Finlay Enterprises, Inc. ................................ 147,500   3,079,063
 *Lechters, Inc. .......................................... 225,000   1,181,250
 *Rex Stores Corp. ........................................ 225,000   2,601,563
 Ruddick Corp. ............................................ 225,000   3,515,625
 *Shopko Stores, Inc. ..................................... 300,000   7,518,750
                                                                    -----------
                                                                     28,015,626
-------------------------------------------------------------------------------
SERVICES (5.5%)
 *Ambassadors International, Inc. .........................  86,200   2,176,550
 *Anixter International, Inc. ............................. 225,000   4,246,875
 Bowne & Co., Inc. ........................................ 140,000   4,882,500
 *Devon Group, Inc. ....................................... 125,000   4,875,000
 *Forensic Technologies International Corp. ...............  63,000     744,188
 *Guest Supply, Inc. ......................................  72,000     976,500
 *Rexel, Inc. ............................................. 300,000   6,712,500
 *Unitel Video, Inc. ...................................... 120,000     855,000
 *VWR Scientific Products Corp. ........................... 130,300   2,866,600
                                                                    -----------
                                                                     28,335,713
-------------------------------------------------------------------------------
TECHNOLOGY (8.1%)
 AMETEK, Inc. ............................................. 230,000   5,419,375
 *BancTec, Inc. ........................................... 300,000   6,862,500
 C&D Technologies, Inc. ................................... 100,000   4,400,000
 *ILC Technology, Inc. .................................... 145,500   2,037,000
 *Marshall Industries...................................... 100,000   3,506,250
 Methode Electronics, Inc., Class A........................ 200,000   3,900,000
 *Microsemi Corporation....................................  87,200   1,275,300
 National Computer Systems, Inc. .......................... 150,000   5,587,500
 Pioneer Standard Electronics.............................. 325,000   5,321,875
 Quixote Corp. ............................................ 200,000   1,800,000
 *SPACEHAB, Inc. .......................................... 166,000   1,680,750
                                                                    -----------
                                                                     41,790,550
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                        SHARES       VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (2.7%)
 ASA Holdings, Inc. .................................     140,000 $  3,850,000
 Comair Holdings, Inc. ..............................     130,000    4,777,500
 Rollins Truck Leasing Corp. ........................     206,200    3,428,075
 USFreightways Corp. ................................      60,000    1,927,500
                                                                  ------------
                                                                    13,983,075
-------------------------------------------------------------------------------
UTILITIES (1.4%)
 Comsat Corp. .......................................     213,700    4,888,388
 Public Service Company of North Carolina, Inc. .....     130,000    2,624,375
                                                                  ------------
                                                                     7,512,763
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $301,623,927)..............              458,925,479
-------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
-------------------------------------------------------------------------------
CONVERTIBLE BOND (0.4%)
-------------------------------------------------------------------------------
TECHNOLOGY (0.4%)
 #SPACEHAB, Inc. 8.00%, 10/15/07 (COST $2,190,000)... $ 2,190,000    2,129,775
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.2%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/3/97, to be repurchased at $58,135,117,
  collateralized by $55,172,376 of various U.S.
  Treasury Notes, 5.50%-8.75%, due 5/15/00-6/30/02,
  valued at $58,140,781 (COST $58,108,000)...........  58,108,000   58,108,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $361,921,927) (A)...              519,163,254
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%).................                 (785,931)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $518,377,323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +   See Note A to Financial Statements.
 *   Non-Income Producing Security
 #   144A Security--certain conditions for public sale may exist.
(a) The cost for federal income tax purposes was $361,921,927. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $157,241,327. This consisted of aggregate gross unrealized appreciation for all securities of $167,066,718 and aggregate gross unrealized depreciation for all securities of $9,825,391.

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, including Repurchase Agreement, at Cost............. $361,921,927
                                                                   ============
 Investments, at Value (excluding Repurchase Agreement)........... $461,055,254
 Repurchase Agreement, at Value...................................   58,108,000
 Cash.............................................................       38,964
 Receivable for Portfolio Shares Sold.............................      388,865
 Dividends Receivable.............................................      264,028
 Interest Receivable..............................................       13,541
 Other Assets.....................................................       10,659
-------------------------------------------------------------------------------
  Total Assets....................................................  519,879,311
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................       38,125
 Payable for Portfolio Shares Redeemed............................    1,032,314
 Payable for Investment Advisory Fees--Note B.....................      311,648
 Payable for Administrative Fees--Note C..........................       57,617
 Payable for Custodian Fees--Note D...............................       13,007
 Payable for Directors' Fees--Note G..............................        1,903
 Payable for Account Services Fees--Note F........................          760
 Other Liabilities................................................       46,614
-------------------------------------------------------------------------------
  Total Liabilities...............................................    1,501,988
-------------------------------------------------------------------------------
NET ASSETS........................................................ $518,377,323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $323,997,719
 Undistributed Net Investment Income..............................      808,028
 Accumulated Net Realized Gain....................................   36,330,249
 Unrealized Appreciation..........................................  157,241,327
-------------------------------------------------------------------------------
NET ASSETS........................................................ $518,377,323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   18,634,883
 Net Asset Value, Offering and Redemption Price Per Share......... $      27.82
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................ $  5,065,172
 Interest.........................................................    2,499,381
--------------------------------------------------------------------------------
  Total Income....................................................    7,564,553
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.................................    2,852,097
 Administrative Fees--Note C......................................      555,980
 Registration and Filing Fees.....................................       44,545
 Custodian Fees--Note D...........................................       31,089
 Legal Fees.......................................................       26,364
 Audit Fees.......................................................       14,827
 Printing Fees....................................................       13,090
 Directors' Fees--Note G..........................................        7,730
 Account Services Fees--Note F....................................        4,567
 Other Expenses...................................................       56,653
--------------------------------------------------------------------------------
  Total Expenses..................................................    3,606,942
 Expense Offset--Note A...........................................       (6,153)
--------------------------------------------------------------------------------
  Net Expenses....................................................    3,600,789
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................................    3,963,764
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..................................   36,350,962
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS......................................................  105,011,498
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...........................................  141,362,460
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $145,326,224
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  3,963,764  $  3,555,694
 Net Realized Gain...................................    36,350,962    17,847,683
 Net Change in Unrealized Appreciation/Depreciation..   105,011,498    20,915,250
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations........................................   145,326,224    42,318,627
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (3,327,143)   (3,589,374)
 Net Realized Gain...................................   (17,875,094)  (12,736,570)
----------------------------------------------------------------------------------
  Total Distributions................................   (21,202,237)  (16,325,944)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................   142,441,708    89,883,861
   --In Lieu of Cash Distributions...................    19,676,534    14,462,723
 Redeemed............................................   (88,847,197)  (60,154,751)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......    73,271,045    44,191,833
----------------------------------------------------------------------------------
 Total Increase......................................   197,395,032    70,184,516
Net Assets:
 Beginning of Year...................................   320,982,291   250,797,775
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $808,028 and $391,542, respectively).....  $518,377,323  $320,982,291
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................     6,082,066     4,584,935
 In Lieu of Cash Distributions.......................       939,045       779,674
 Shares Redeemed.....................................    (3,882,603)   (3,038,186)
----------------------------------------------------------------------------------
                                                          3,138,508     2,326,423
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                               -----------------------------------------------
                                 1997      1996      1995      1994     1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  20.71  $  19.04  $  17.05  $  18.75  $ 14.96
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......      0.23      0.24      0.16      0.09     0.08
 Net Realized and Unrealized
  Gain.......................      8.27      2.59      2.70      0.64     4.94
-------------------------------------------------------------------------------
  Total from Investment
   Operations................      8.50      2.83      2.86      0.73     5.02
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......     (0.20)    (0.24)    (0.14)    (0.09)   (0.07)
 Net Realized Gain...........     (1.19)    (0.92)    (0.73)    (2.34)   (1.16)
-------------------------------------------------------------------------------
  Total Distributions........     (1.39)    (1.16)    (0.87)    (2.43)   (1.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD......................  $  27.82  $  20.71  $  19.04  $  17.05  $ 18.75
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.................     43.28%    15.62%    17.73%     4.59%   35.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................  $518,377  $320,982  $250,798  $115,761  $81,870
Ratio of Expenses to Average
 Net Assets..................      0.89%     0.88%     0.87%     0.93%    0.95%
Ratio of Net Investment
 Income to Average Net
 Assets......................      0.97%     1.20%     1.02%     0.58%    0.46%
Portfolio Turnover Rate......        23%       23%       20%       21%      47%
Average Commission Rate #....  $ 0.0588  $ 0.0595       N/A       N/A      N/A
-------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................      0.88%     0.88%     0.86%      N/A      N/A
-------------------------------------------------------------------------------

# For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          ICM SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets, and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          ICM SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $220,135 to decrease undistributed net investment income, with increases to accumulated net realized gain and paid in capital of $20,475 and $199,660, respectively.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $555,980 from the Portfolio as Administrator of which $393,014 was paid to CGFSC for their services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

                          ICM SMALL COMPANY PORTFOLIO

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $114,751,214 and sales of $82,462,898 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government Securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Fund, Inc. and Shareholders of
ICM Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The ICM Small Company Portfolio hereby designates $14,865,819 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 46.6%.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997



                                                               SHARES  VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (94.2%)
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (0.3%)
  Lockheed Martin Corp. ......................................  1,540 $ 146,396
-------------------------------------------------------------------------------
 AUTOMOTIVE (7.1%)
  Ford Motor Corp. ........................................... 26,770 1,169,515
  General Motors Corp. ....................................... 18,300 1,174,631
  TRW Inc. ................................................... 17,200   984,700
                                                                      ---------
                                                                      3,328,846
-------------------------------------------------------------------------------
 BASIC RESOURCES (5.9%)
  Phelps Dodge Corp. ......................................... 12,170   905,144
 *UCAR International, Inc. ................................... 21,000   787,500
  USX-US Steel Group, Inc. ................................... 30,900 1,050,600
                                                                      ---------
                                                                      2,743,244
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (2.1%)
  UST, Inc. .................................................. 32,500   972,969
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (6.2%)
  Cincinnati Milacron, Inc. .................................. 43,400 1,204,350
  Kennametal, Inc. ........................................... 18,500   897,250
  Parker-Hannifin Corp. ...................................... 18,910   790,674
                                                                      ---------
                                                                      2,892,274
-------------------------------------------------------------------------------
 CHEMICALS (3.7%)
  Dow Chemical Co. ........................................... 11,420 1,036,365
 *FMC Corp. ..................................................  8,500   686,906
                                                                      ---------
                                                                      1,723,271
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (2.1%)
  Guilford Mills, Inc. ....................................... 40,480   966,460
-------------------------------------------------------------------------------
 ENERGY (8.6%)
  Atlantic Richfield Co. .....................................  7,020   577,834
  Tidewater, Inc. ............................................ 23,200 1,523,950
  Union Pacific Resources Group, Inc. ........................ 37,500   923,437
  YPF S.A. ADR................................................ 30,460   974,720
                                                                      ---------
                                                                      3,999,941
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997



                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (15.9%)
 BankAmerica Corp. .....................................     14,520 $ 1,038,180
 Chase Manhattan Corp. .................................      9,700   1,119,138
 Comerica, Inc. ........................................     12,680   1,002,513
 First Union Corp. .....................................     20,380     999,894
 Morgan Stanley, Dean Witter, Discover and Co. .........     20,800   1,019,200
 NationsBank Corp. .....................................     13,500     808,312
 Norwest Corp. .........................................     18,200     583,537
 Republic New York Corp. ...............................      7,790     824,279
                                                                    -----------
                                                                      7,395,053
-------------------------------------------------------------------------------
HEALTH CARE (4.8%)
 Columbia/HCA Healthcare Corp. .........................     43,700   1,234,525
 Intergrated Health Services............................     31,160     989,330
                                                                    -----------
                                                                      2,223,855
-------------------------------------------------------------------------------
INSURANCE (5.2%)
 Chubb Corp. ...........................................      2,300     152,375
 Providian Corp. .......................................      8,580     317,460
 TIG Holdings, Inc. ....................................     31,000   1,050,125
 Torchmark Corp. .......................................     22,900     913,138
                                                                    -----------
                                                                      2,433,098
-------------------------------------------------------------------------------
REAL ESTATE (2.6%)
 Rouse Co. .............................................     43,600   1,209,900
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (7.0%)
 Omega Healthcare Investors, Inc. ......................     33,500   1,206,000
 Pacific Gulf Properties, Inc. .........................     46,800   1,058,850
 United Dominion Realty Trust, Inc. ....................     70,500     978,187
                                                                    -----------
                                                                      3,243,037
-------------------------------------------------------------------------------
RETAIL (3.5%)
 Dillard's Inc., Class A................................     20,800     798,200
 J.C. Penney Co., Inc. .................................     14,400     845,100
                                                                    -----------
                                                                      1,643,300
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997



                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 TECHNOLOGY (8.2%)
  Hewlett-Packard Co. .................................      2,980 $   183,829
  International Business Machines Corp. ...............      9,960     976,702
  Nokia Corp. ADR......................................      6,500     573,625
  Philips Electronics N.V. ............................     14,060   1,101,953
 *Seagate Technology...................................     36,536     991,039
                                                                   -----------
                                                                     3,827,148
-------------------------------------------------------------------------------
 TRANSPORTATION (5.8%)
  Burlington Northern, Inc. ...........................     10,400     988,000
  Delta Air Lines, Inc. ...............................     17,300   1,742,975
                                                                   -----------
                                                                     2,730,975
-------------------------------------------------------------------------------
 UTILITIES (5.2%)
  Consolidated Edison of New York......................     29,200   1,000,100
  Duke Energy Corp. ...................................     14,000     675,500
  Edison International.................................     29,200     748,250
                                                                   -----------
                                                                     2,423,850
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $38,503,394)................             43,903,617
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (9.9%)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (9.9%)
  Chase Securities, Inc., 5.60% dated 10/31/97, due
   11/3/97, to be repurchased at $4,632,161,
   collateralized by $4,439,119 of various U.S.
   Treasury Notes, 5.50-8.75%, due from 5/15/00-
   6/30/02, valued at $4,632,612 (COST $4,630,000)..... $4,630,000   4,630,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (104.1%) (COST $43,133,394) (A).....             48,533,617
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (-4.1%)..................             (1,935,401)
-------------------------------------------------------------------------------
 NET ASSETS (100%).....................................            $46,598,216
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +   See Note A to Financial Statements.
  *   Non-Income Producing Security
ADR   American Depositary Receipt
(a) The cost for federal income tax purposes was $43,133,394. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $5,400,223. This consisted of aggregate gross unrealized appreciation for all securities of $6,122,163 and aggregate gross unrealized depreciation for all securities of $721,940.


   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997



-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $43,133,394
                                                                    ===========
 Investments, at Value............................................. $48,533,617
 Cash..............................................................         925
 Receivable for Shares Sold........................................     117,003
 Dividends Receivable..............................................      53,697
 Interest Receivable...............................................         720
 Other Assets......................................................         661
-------------------------------------------------------------------------------
  Total Assets.....................................................  48,706,623
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................   2,037,488
 Payable for Investment Advisory Fees--Note B......................      30,044
 Payable for Administrative Fees--Note C...........................       8,481
 Payable for Custodian Fees--Note D................................       2,385
 Payable for Directors' Fees--Note F...............................         657
 Other Liabilities.................................................      29,352
-------------------------------------------------------------------------------
  Total Liabilities................................................   2,108,407
-------------------------------------------------------------------------------
NET ASSETS......................................................... $46,598,216
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $40,095,913
 Undistributed Net Investment Income...............................     107,725
 Accumulated Net Realized Gain.....................................     994,355
 Unrealized Appreciation...........................................   5,400,223
-------------------------------------------------------------------------------
NET ASSETS......................................................... $46,598,216
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   2,550,282
 Net Asset Value, Offering and Redemption Price Per Share.......... $     18.27
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended October 31, 1997



---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $  571,855
 Interest..................................................               99,112
---------------------------------------------------------------------------------
  Total Income.............................................              670,967
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $149,172
  Less: Fees Waived........................................  (88,365)     60,807
                                                            --------
 Administrative Fees--Note C...............................               89,499
 Registration and Filing Fees..............................               21,469
 Printing Fees.............................................               14,190
 Audit Fees................................................               12,849
 Custodian Fees--Note D....................................                3,022
 Directors' Fees--Note F...................................                2,225
 Other Expenses............................................               10,396
---------------------------------------------------------------------------------
  Total Expenses...........................................              214,457
 Expense Offset--Note A....................................                 (240)
---------------------------------------------------------------------------------
  Net Expenses.............................................              214,217
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              456,750
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................            1,008,509
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................            3,935,992
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            4,944,501
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $5,401,251
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS



                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1997         1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   456,750  $  163,182
 Net Realized Gain......................................    1,008,509     870,649
 Net Change in Unrealized Appreciation/Depreciation.....    3,935,992     621,990
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..    5,401,251   1,655,821
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (352,820)   (150,729)
 Net Realized Gain......................................     (795,840)   (244,703)
----------------------------------------------------------------------------------
  Total Distributions...................................   (1,148,660)   (395,432)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.................................................   34,636,573   1,827,059
   --In Lieu of Cash Distributions......................    1,125,401     392,817
 Redeemed...............................................   (1,284,354) (2,477,023)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........   34,477,620    (257,147)
----------------------------------------------------------------------------------
 Total Increase.........................................   38,730,211   1,003,242
Net Assets:
 Beginning of Year......................................    7,868,005   6,864,763
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment in-
  come of $107,725 and $23,704, respectively)...........  $46,598,216  $7,868,005
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.........................................    2,009,663     139,421
  In Lieu of Cash Distributions.........................       75,945      31,573
  Shares Redeemed.......................................      (78,219)   (193,752)
----------------------------------------------------------------------------------
                                                            2,007,389     (22,758)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     OCTOBER 1,
                                      YEARS ENDED OCTOBER 31,        1993*** TO
                                   --------------------------------  OCTOBER 31,
                                    1997     1996     1995    1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $ 14.49  $ 12.14  $10.41  $ 9.94    $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)....     0.28     0.30    0.26    0.20      0.01
 Net Realized and Unrealized Gain
  (Loss).........................     4.74     2.76    1.75    0.45     (0.07)
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................     5.02     3.06    2.01    0.65     (0.06)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.25)   (0.28)  (0.26)  (0.18)      --
 Net Realized Gain...............    (0.99)   (0.43)  (0.02)    --        --
--------------------------------------------------------------------------------
  Total Distributions............    (1.24)   (0.71)  (0.28)  (0.18)      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 18.27  $ 14.49  $12.14  $10.41    $ 9.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+....................    36.98%   26.23%  19.62%   6.63%   (0.60)%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..........................  $46,598  $ 7,868  $6,865  $3,659    $1,977
Ratio of Expenses to Average Net
 Assets..........................     0.90%    0.90%   0.92%   0.90%     0.90%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets....     1.91%    2.30%   2.44%   2.15%     1.06%*
Portfolio Turnover Rate..........       31%      57%     37%     17%       11%
Average Commission Rate #........  $0.0599  $0.0661     N/A     N/A       N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Ex-
 penses Assumed by the Adviser
 Per Share.......................  $  0.05  $  0.24  $ 0.16  $ 0.21    $ 0.04
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     0.90%    0.90%   0.90%    N/A       N/A
--------------------------------------------------------------------------------

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Advisor during the period.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                             ICM EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                             ICM EQUITY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the recognition of income.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $19,909 to decrease undistributed net investment income, with increases to accumulated net realized gain and paid in capital of $667 and $19,242, respectively.

  Current permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $89,499 from the Portfolio as Administrator of which $74,736 was paid to CGFSC for their services as sub-Administrator.

                             ICM EQUITY PORTFOLIO

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $37,909,217 and sales of $6,785,166 of investment securities other than long-term U.S. Government and short-term securities. The Portfolio's purchases figure includes $3,872,535 of in-kind transactions. There were no purchases or sales of long-term U.S. Government securities.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 52.2% of total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1997, the Portfolio hereby designates $554,677 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 44.2%.

                                    PART B
                                   UAM FUNDS

                        MCKEE U.S. GOVERNMENT PORTFOLIO
                        MCKEE DOMESTIC EQUITY PORTFOLIO
                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                        MCKEE SMALL CAP EQUITY PORTFOLIO
                           Institutional Class Shares

             STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center:
1-800-638-7983

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.............................................2

PURCHASE AND REDEMPTION OF SHARES..............................................8

VALUATION OF SHARES...........................................................10

SHAREHOLDER SERVICES..........................................................10

INVESTMENT LIMITATIONS........................................................12

MANAGEMENT OF THE FUND........................................................13

INVESTMENT ADVISER............................................................17

PORTFOLIO TRANSACTIONS........................................................20

ADMINISTRATIVE SERVICES.......................................................21

CUSTODIAN.....................................................................23

INDEPENDENT ACCOUNTANTS.......................................................24

DISTRIBUTOR...................................................................24

PERFORMANCE CALCULATIONS......................................................24

GENERAL INFORMATION...........................................................26

FINANCIAL STATEMENTS..........................................................28

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS...........................A-1

APPENDIX B - COMPARISONS.....................................................B-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios (the "McKee Portfolios") as set forth in the McKee Prospectus.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6) Repurchase agreements collateralized by securities listed above.

INVESTMENTS IN FOREIGN SECURITIES

          Investors in the McKee International Equity Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the McKee International Equity Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the McKee International Equity Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The McKee International Equity Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid assets equal to the amount of the Portfolio's obligation. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

          The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD CONTRACTS ON FOREIGN CURRENCIES

          Forward contracts are not traded on contract markets regulated by the CFTC or by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

          In addition, forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CONTRACTS

          In order for the McKee International Equity Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of forward contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on regulated futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each McKee Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required for each of the McKee Portfolios is $2,500. Certain exceptions may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for each of the McKee Portfolios is $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the McKee Portfolios' Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each McKee Portfolio may be exchanged for Institutional Class Shares of the other McKee Portfolios. In addition, Institutional Class Shares of each McKee Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

          Shareholders may transfer shares of a Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the
Prospectus.   Whenever an investment limitation sets forth a percentage
limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolios' acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolios' investment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. The Portfolios will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4)  underwrite the securities of other issuers;

          (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into repurchase transactions;

          (6)  purchase on margin or sell short;

          (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (8) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

          (9) invest for the purpose of exercising control over management of any company; and

          (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.          Director of the Fund; President of
College Road-RFD 3            Squam Investment Management Company,
Meredith, NH 03253            Inc. and Great Island Investment
1/26/29                       Company, Inc.; President of Bennett
                              Management Company from 1988 to
                              1993.

Nancy J. Dunn                 Director of the Fund; Vice President
10 Garden Street              For Finance and Administration and
Cambridge, MA 02138           Treasurer of Radcliffe College since
8/14/51                       1991.

Philip D. English             Director of the Fund; President and
16 West Madison Street        Chief Executive Officer of
Baltimore, MD 21201           Broventure Company, Inc.; Chairman
8/15/48                       of the Board of Chektec Corporation
                              and Cyber Scientific, Inc.

William A. Humenuk            Director of the Fund; Partner in the
4000 Bell Atlantic Tower      Philadelphia office of the law firm
1717 Arch Street              Dechert Price & Rhoads; Director,
Philadelphia, PA 19103        Hofler Corp.
4/21/42

Norton H. Reamer*             Director, President and Chairman of
One International Place       the Fund; President, Chief Executive
Boston, MA 02110              Officer and a Director of United
3/21/35                       Asset Management Corporation;
                              Director, Partner or Trustee of each
                              of the Investment Companies of the
                              Eaton Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*    Director of the Fund; Executive Vice
One International Place       President of United Asset Management
Boston, MA 02110              Corporation; formerly an executive
8/24/40                       officer and Director of T. Rowe
                              Price and President and Chief
                              Investment Officer of T. Rowe Price
                              Trust Company.

Peter M. Whitman, Jr.*        Director of the Fund; President and
One Financial Center          Chief Investment Officer of Dewey
Boston, MA 02111              Square Investors Corporation since
7/1/43                        1988; Director and Chief Executive
                              Officer of H.T. Investors, Inc.,
                              formerly a subsidiary of Dewey
                              Square.

William H. Park               Vice President of the Fund;
One International Place       Executive Vice President and Chief
Boston, MA 02110              Financial Officer of United Asset
9/19/47                       Management Corporation.

Gary L. French                Treasurer of the Fund; President of
211 Congress Street           UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110              Distributors, Inc.; Vice President
7/4/51                        of Operations, Development and
                              Control of Fidelity Investments in
                              1995; Treasurer of the Fidelity
                              Group of Mutual Funds from 1991 to
                              1995.

Robert R. Flaherty            Assistant Treasurer of the Fund;
211 Congress Street           Vice President of UAM Fund Services,
Boston, MA 02110              Inc.; former Manager of Fund
9/18/63                       Administration and Compliance of
                              Chase Global Funds Services Company
                              from 1995 to 1996; Deloitte & Touche
                              LLP from 1985 to 1995, formerly
                              Senior Manager.

Gordon M. Shone               Assistant Treasurer of the Fund;
73 Tremont Street             Vice President of Fund
Boston, MA  02108             Administration and Compliance of
7/30/56                       Chase Global Funds Services Company;
                              formerly Senior Audit Manager of
                              Coopers & Lybrand L.L.P. from 1983
                              to 1996.

Michael DeFao                 Secretary of the Fund; Vice
211 Congress Street           President and General Counsel of UAM
Boston, MA 02110              Fund Services, Inc. and UAM Fund
2/28/68                       Distributors, Inc.; Associate
                              Attorney of Ropes & Gray (a law
                              firm) from 1993 and 1995.

Karl O. Hartmann              Assistant Secretary of the Fund;
73 Tremont Street             Senior Vice President and General
Boston, MA 02108              Counsel of Chase Global Funds
3/7/55                        Services Company; Senior Vice
                              President, Secretary and General
                              Counsel of Leland, O'Brien,
                              Rubinstein Associates, Inc. from
                              November 1990 to November 1991.

------------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                            Benefits    Estimated   Compensation
                               Aggregate     Accrued     Annual         from
                             Compensation   as Part of   Benefits    Registrant
Name of Person,                  From          Fund        Upon         and
Position                      Registrant     Expenses   Retirement  Fund Complex
--------                     -------------  ----------  ----------  ------------
John T. Bennett, Jr.            $26,791          0           0          $32,750
   Director................

Nancy J. Dunn                   $ 6,774          0           0          $ 8,300
   Director................

Philip D. English               $26,791          0           0          $32,750
   Director................

William A. Humenuk              $26,791          0           0          $32,750
   Director................

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the McKee Portfolios.


          McKee International Equity Portfolio: Saxon & Co., FBO Westmoreland County Employees Retirement Fund, A/C 10-01-002-1017501, P.O. Box 7780-1888, Philadelphia, PA, 20.1%*; USBanCorp Trust Company, FBO Cambria Company 0814,
Attn: Beth Shank, Main and Franklin Streets, Johnstown, PA, 14.5%*; Fulvest & Co. FBO Lancaster County EDA, P.O. Box 3215, Lancaster, PA, 10.7%; CoreStates Bank N.A. FBO Northampton County Ret, P.O. Box 7829, Philadelphia, PA, 7.3%; Saxon & Company, FBO Cumberland County CTY EMP RET CUST, A/C 35-27-002-16420007, P.O. Box 7780-1888, Philadelphia, PA, 5.9%*; Saxon & Company, FBO Butler City Retirement Fund A/C 10-01-002-1015876 U/A/D 6/22/78, P.O. Box 7780-1888,
Philadelphia, PA, 5.7%.

          McKee U.S. Government Portfolio: The Chase Manhattan Bank as Custodian for IBEW Local 317, Electrical Pension Fund, 770 Broadway, New York, NY, 28.2%; Chase Manhattan Bank, FBO Servistar Corp. Profit Sharing Plan, Attn:
Alan L. Miller, 770 Broadway, New York, NY, 24.2%*; The Chase Manhattan Bank as

Custodian for IBEW Local 575 Defined Contribution Pension Fund, 770 Broadway, New York, NY, 15.6%; The Chase Manhattan Bank as Custodian, Iron Workers Local 549 Ironworkers Security Plan, 770 Broadway, New York, NY, 11.6%.

          McKee Domestic Equity Portfolio: Chase Manhattan Bank, FBO Servistar Corp. Profit Sharing Plan, Attn: Alan L. Miller, 770 Broadway, New York, NY, 43.8%*; The Chase Manhattan Bank as Custodian for the IBEW Local 317, Electrical Pension Fund, 770 Broadway, New York, NY, 10.4%; Wesbanco Bank, Agent for City of Wheeling Municipal Employees Retirement & Benefit Fund, 1 Bank Plaza, Wheeling, WV, 7.4%; The Chase Manhattan Bank as Custodian, IBEW Local 575 Defined Contribution Pension Fund, 770 Broadway, New York, NY, 6.9%; Divrev Company, P.O. Box 3985, Charleston, WV, 5.0%.

          McKee Small Cap Equity Portfolio: Gruen Co., P.O. Box 2961, Harrisburg, PA. 20.9%; Patterson & Company 327 FBO Lackawanna County, P.O. Box 7829, Philadelphia, PA., 13.0%; Saxon & Co. FBO Cumberland CTY EMP RET CUST, ACCT 35-27-002-1642007, P.O. Box 7780-1888, Philadelphia, PA, 11.9%; Strafe &
Co. FAO Iron Workers, A/C 9388396001, P.O. Box 160, Westerville, OH, 8.8%.

-------------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

          C.S. McKee & Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser's philosophical approach to all asset classes is to be opportunistic while controlling risk. This approach captures opportunity, when available, to provide capital growth, consistent with the Fund's pursuit of total return while quantifying and controlling risk to protect capital. The purpose of this approach is to generate favorable results through a high quality, low risk portfolio. The Adviser's approach is to look for companies which are statistically inexpensive yet have improving fundamentals. A number of statistical measures are used to rank the initial pool of over 2,000 stocks. The top-ranking stocks are then subjected to fundamental analytical screens prior to investment.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Highmark Blue Cross/Blue Shield, City of Pittsburgh, The Dickinson School of Law of Pennsylvania State University, City of Winston-Salem, North Carolina, Servistar Incorporated and the American Lung Association of Western Pennsylvania.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                        Rate
McKee U.S. Government Portfolio.......  0.45%
McKee Domestic Equity Portfolio.......  0.65%
McKee International Equity Portfolio..  0.70%
McKee Small Cap Equity Portfolio......  1.00%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the McKee International Equity Portfolio paid advisory fees of approximately $453,000, $618,081 and $738,184, respectively. For the period from March 2, 1995 (commencement of operations) to

October 31, 1995, the McKee U.S. Government Portfolio and the McKee Domestic Equity Portfolio paid no advisory fees, and for the fiscal years ended October 31, 1996 and 1997, these Portfolios paid advisory fees of $48,813 and $180,278 and $222,792 and $589,228, respectively. During the periods ended October 31, 1995 and for the fiscal year ended October 31, 1996, the Adviser voluntarily waived advisory fees of approximately $9,000 and $18,140 for the U.S. Government Portfolio, and $15,000 and $15,445 for the Domestic Equity Portfolio, respectively.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolios paid brokerage commissions as follows:


                           1995     1996      1997
                           ----     ----      ----

McKee U.S. Government
  Portfolio                $0        $0         $0

McKee Domestic Equity
  Portfolio                 9,715   73,898   172,158

McKee International
  Equity Portfolio         38,389   46,342   199,969


          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers, and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                       Annual Rate
          US Government Portfolio                            0.04%
          Domestic Equity Portfolio                          0.04%
          International Equity Portfolio                     0.06%
          Small Cap Equity Portfolio                         0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the McKee International Equity Portfolio totaled $82,000, $137,744 and $178,372, respectively. Of the total fees paid in the fiscal years ended October 31, 1996 and 1997, $56,555 and $115,116 was paid by UAMFSI to CGFSC, respectively. For the period from March 2, 1995 to October 31, 1995, and for the fiscal years ended October 31, 1996 and 1997, administrative services fees paid to the Administrator by the McKee U.S. Government Portfolio totaled approximately $20,000, $67,641 and $99,215, respectively and totaled $21,000, $74,694 and
$127,984, respectively on behalf of the McKee Domestic Equity Portfolio. Of the fees paid in the fiscal years ended October 31, 1996 and 1997, $40,022 and $83,206 and $38,491 and $91,727 was paid by UAMFSI to CGFSC on behalf of the U.S. Government and Domestic Equity Portfolio, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Prospectus.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios paid the Service Provider $35,675, $68,610 and $1,766, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolios during the fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment. The current yield of the McKee U.S. Government Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the McKee U.S. Government Portfolio for the 30-day period ended on October 31, 1997 was 5.69%.

          This figure was obtained using the following formula:

          Yield = 2[( a - b + 1 )/6/ - 1]
                      -----
                       cd

where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          The average annual total return for the McKee International Equity Portfolio, the McKee U.S. Government Portfolio, and the McKee Domestic Equity Portfolio from inception and for the one year ended on the date of the Financial Statements included herein are as follows:

                                              Since
                                            Inception
                                          through Year
                         One Year Ended       Ended
                          October 31,      October 31,    Inception
                              1997             1997         Date
                         ---------------  --------------  ---------
McKee U.S. Government
 Portfolio.............        7.73%           8.03%     3/2/95

McKee Domestic Equity
 Portfolio.............       30.96%          24.59%     3/2/95

McKee International
Equity Portfolio.......       20.31%           8.47%    5/26/94

          McKee Small Cap Equity Portfolio was not operational as of October 31, 1997. Accordingly, no total return figures are available.

          These figures are calculated according to the following formula:

          P(1 + T)/n/ = ERV

where:

          P     =    a hypothetical initial payment of $1,000
          T     =    average annual total return
          n     =    number of years
          ERV   =    ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods
                     (or fractional portion thereof).

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at

One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Mutual Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares of each Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service or Advisor Shares of these Portfolios have been offered by the Funds.

          The shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preferences as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolios by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.


          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          The Portfolios will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for the Portfolios to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the McKee Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - The rating C is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                            APPENDIX B - COMPARISONS


          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index -currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index -consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (k) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) Lehman Brothers Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (m) Lehman Brothers Government Bond Index - is an unmanaged index made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues.

          (n) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (o) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

          (p) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (q) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (r) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (s) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -publications that rate fund performance over specified time periods.

          (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (w) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (36.9%)
--------------------------------------------------------------------------------
Federal Home Loan Bank
  JK-01 1, 5.967%, 3/22/01............................... $  470,835 $   468,386
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  6.75%, 5/30/06.........................................  1,840,000   1,920,261
  7.65%, 5/10/05.........................................     85,000      87,593
                                                                     -----------
                                                                       2,007,854
--------------------------------------------------------------------------------
Federal National Mortgage Association
  6.70%, 8/10/01.........................................  1,075,000   1,090,168
  7.37%, 4/14/04.........................................    140,000     143,340
  7.50%, 4/9/07..........................................  1,535,000   1,604,720
                                                                     -----------
                                                                       2,838,228
--------------------------------------------------------------------------------
U.S. Treasury Bond
  9.375%, 2/15/06........................................  3,791,000   4,647,007
--------------------------------------------------------------------------------
U.S. Treasury Notes
  5.875%, 11/30/01.......................................  4,983,000   4,996,553
  8.50%, 2/15/20.........................................  4,935,000   6,263,946
                                                                     -----------
                                                                      11,260,499
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
 (COST $20,535,750)......................................             21,221,974
--------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (30.7%)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  Gold Pool #C00387, 9.00%, 2/1/25.......................    256,168     272,739
  Gold Pool #C80370, 6.50%, 12/1/25......................     63,753      62,736
  Gold Pool #C80462, 9.00%, 11/1/26......................    513,620     546,845
  Gold Pool #D61891, 7.50%, 7/1/25.......................  1,059,568   1,082,746
  Gold Pool #D78434, 6.50%, 2/1/27.......................  1,051,423   1,034,666
  Gold Pool #D80290, 7.50%, 6/1/27.......................  2,214,313   2,262,752
  Gold Pool #E00491, 6.50%, 6/1/12.......................  1,620,071   1,619,565
  Gold Pool #E61225, 6.50%, 8/1/10.......................  1,168,256   1,167,891
                                                                     -----------
                                                                       8,049,940
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS--(CONTINUED)
-------------------------------------------------------------------------------
Federal National Mortgage Association
  Pool #124239, 8.50%, 2/1/07........................... $1,145,806 $ 1,191,281
  Pool #303318, 8.50%, 5/1/10...........................    558,369     580,529
  Pool #303998, 9.00%, 7/1/26...........................  1,123,304   1,194,564
  Series 1997-8 K, CMO, REMIC 7.00%, 11/18/15...........  3,350,000   3,452,849
                                                                    -----------
                                                                      6,419,223
-------------------------------------------------------------------------------
Government National Mortgage Association
  Pool #372427, 8.00%, 6/15/27..........................  1,226,680   1,272,680
  Pool #423872, 6.50%, 6/15/26..........................  1,281,944   1,267,522
  Pool #423911, 8.00%, 8/15/26..........................    606,730     629,483
                                                                    -----------
                                                                      3,169,685
-------------------------------------------------------------------------------
TOTAL MORTGAGE OBLIGATIONS (COST $17,134,931)...........             17,638,848
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.1%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.1%)
  Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
   7/25/25..............................................     90,013      89,267
  Contimortgage Home Equity Loan Trust, Series 97-1 A4
   6.68%, 1/15/12                                           475,000     480,462
  Green Tree Financial Corp., Series 94-7 A4 8.35%,
   3/15/20..............................................    250,000     261,991
  The Money Store Home Equity Trust, Series 96-C A3
   7.07%, 12/15/16......................................    550,000     561,401
  World Financial Network Credit Card, Series 96-B A
   6.95%, 4/15/06.......................................    405,000     422,164
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,781,683).........              1,815,285
-------------------------------------------------------------------------------
CORPORATE BONDS (28.2%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.9%)
  Associates Corp. N.A. 6.75%, 7/15/01..................     75,000      76,500
  Countrywide Funding Corp. 6.875%, 9/15/05.............    525,000     536,156
  Lehman Brothers Holdings 7.125%, 9/15/03..............    998,000   1,022,950
  Lehman Brothers, Inc. 9.875%, 10/15/00................    395,000     432,031
  NB Capital Trust IV 8.25%, 4/15/27....................  1,126,000   1,211,858
  Progressive Corp. 7.30%, 6/1/06.......................    100,000     105,500
                                                                    -----------
                                                                      3,384,995
-------------------------------------------------------------------------------
HEALTHCARE (3.9%)
  Aetna Services, Inc. 6.75%, 8/15/01...................    100,000     102,125
  Columbia/HCA Healthcare 7.25%, 5/20/08................  2,146,000   2,162,095
                                                                    -----------
                                                                      2,264,220
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
--------------------------------------------------------------------------------
INDUSTRIAL (13.2%)
  Marriott International, Series B 7.875%, 4/15/05....... $1,210,000 $ 1,293,187
  Nabisco, Inc. 7.55%, 6/15/15...........................  1,244,000   1,278,210
  News America Holdings, Inc. 7.60%, 10/11/15............    981,000     984,679
  Olsten Corp. 7.00%, 3/15/06............................    275,000     281,875
  Philip Morris Cos., Inc. 7.25%, 9/15/01................    200,000     205,500
  Philip Morris Cos., Inc. 7.625%, 5/15/02...............     63,000      65,914
  Seagate Technology, Inc. Senior Notes 7.125%, 3/1/04...  1,073,000   1,101,166
  Sears, Roebuck and Co. 6.56%, 11/20/03.................  1,815,000   1,826,344
  Time Warner Entertainment Co. 8.375%, 3/15/23..........    500,000     552,500
                                                                     -----------
                                                                       7,589,375
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.2%)
  Frontier Corp. 7.25%, 5/15/04..........................    514,000     532,632
  U.S. West Cap Funding, Inc. 6.75%, 10/1/05.............    140,000     141,750
                                                                     -----------
                                                                         674,382
--------------------------------------------------------------------------------
UTILITIES (0.9%)
  Pacific Bell Telephone 6.25%, 3/1/05...................    255,000     252,450
  Pacific Gas & Electric 5.875%, 10/1/05.................    260,000     252,200
                                                                     -----------
                                                                         504,650
--------------------------------------------------------------------------------
YANKEE BONDS (3.1%)
  Barrick Gold Corp. 7.50%, 5/1/07.......................  1,425,000   1,503,375
  Daimler-Benz N.A. 7.375%, 9/15/06......................    265,000     281,894
                                                                     -----------
                                                                       1,785,269
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $15,611,664).................             16,202,891
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $55,064,028) (A).........             56,878,998
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)......................                648,170
--------------------------------------------------------------------------------
NET ASSETS (100%)........................................            $57,527,168
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     + See Note A to Financial Statements.
  CMO Collateralized Mortgage Obligation
REMIC Real Estate Mortgage Investment Conduit
    (a) The cost for federal income tax purposes was $55,248,951. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $1,630,047. This consisted of aggregate gross unrealized appreciation for all securities of $1,633,637 and aggregate gross unrealized depreciation for all securities of $3,590.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES    VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
--------------------------------------------------------------------------------
AUTOMOTIVE (1.0%)
 General Motors Corp.......................................  17,100 $  1,097,606
--------------------------------------------------------------------------------
BANKS (6.1%)
 BankBoston Corp...........................................  20,550    1,665,834
 Bankers Trust New York Corp...............................  30,600    3,610,800
 Golden West Financial Corp................................  14,400    1,249,200
                                                                    ------------
                                                                       6,525,834
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Philip Morris Cos., Inc...................................  58,300    2,310,137
 Pioneer Hi-Bred International, Inc........................  24,200    2,217,325
                                                                    ------------
                                                                       4,527,462
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.9%)
 Cincinnati Milacron, Inc..................................  85,200    2,364,300
 ITT Industries, Inc.......................................  92,000    2,903,750
                                                                    ------------
                                                                       5,268,050
--------------------------------------------------------------------------------
CHEMICALS (4.1%)
 Akzo Nobel N.V. ADR.......................................  38,500    3,368,750
 Ethyl Corp................................................ 124,100    1,070,363
                                                                    ------------
                                                                       4,439,113
--------------------------------------------------------------------------------
COMPUTERS (5.6%)
 *Ceridian Corp............................................ 101,600    3,968,750
 Computer Associates International, Inc....................  27,600    2,057,925
                                                                    ------------
                                                                       6,026,675
--------------------------------------------------------------------------------
CONSTRUCTION EQUIPMENT (2.0%)
 Case Corp.................................................  36,500    2,183,156
--------------------------------------------------------------------------------
ELECTRONICS (1.7%)
 *MEMC Electronic Materials, Inc...........................  91,600    1,837,725
--------------------------------------------------------------------------------
ENERGY (8.8%)
 Mitchell Energy & Development Corp., Class B.............. 102,770    2,569,250
 Occidental Petroleum Corp.................................  57,200    1,594,450
 *Stone Energy Corp........................................  73,400    2,449,725
 Ultramar Diamond Shamrock Corp............................  43,200    1,333,800
 YPF S.A. ADR..............................................  47,300    1,513,600
                                                                    ------------
                                                                       9,460,825
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.8%)
 Beneficial Corp...........................................  19,900 $  1,526,081
 Green Tree Financial Corp.................................  40,400    1,701,850
 Lehman Brothers Holdings, Inc.............................  38,800    1,826,025
 The PMI Group, Inc........................................  19,000    1,148,313
                                                                    ------------
                                                                       6,202,269
--------------------------------------------------------------------------------
HEALTH CARE (1.5%)
 *Foundation Health Systems, Inc., Class A.................  57,350    1,648,813
--------------------------------------------------------------------------------
INSURANCE (1.1%)
 CIGNA Corp................................................   7,600    1,179,900
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.7%)
 Loews Corp................................................  17,100    1,909,856
 Whitman Corp..............................................  37,800      992,250
                                                                    ------------
                                                                       2,902,106
--------------------------------------------------------------------------------
PAPER & PACKAGING (2.8%)
 Willamette Industries.....................................  92,500    3,058,281
--------------------------------------------------------------------------------
PHARMACEUTICALS (10.3%)
 American Home Products Corp...............................  33,300    2,468,363
 *Biogen, Inc..............................................  64,600    2,147,950
 Becton, Dickinson & Co....................................  33,900    1,561,519
 Mylan Laboratories, Inc................................... 116,300    2,551,331
 SmithKline Beecham plc ADR................................  48,400    2,305,050
                                                                    ------------
                                                                      11,034,213
--------------------------------------------------------------------------------
RETAIL (8.1%)
 American Stores Co........................................  85,700    2,201,419
 *BJ'S Wholesale Club, Inc.................................  62,200    1,792,138
 Dayton-Hudson Corp........................................  22,350    1,403,859
 Dillard, Inc., Class A....................................  43,600    1,673,150
 Gap, Inc..................................................  30,000    1,595,625
                                                                    ------------
                                                                       8,666,191
--------------------------------------------------------------------------------
SERVICES (3.7%)
 *AccuStaff, Inc...........................................  70,700    2,019,369
 Olsten Corp............................................... 125,600    1,915,400
                                                                    ------------
                                                                       3,934,769
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
TECHNOLOGY (12.4%)
 *Advanced Micro Devices, Inc.............................. 139,300 $  3,203,900
 *Policy Management Systems................................  37,900    2,321,375
 *Seagate Technology, Inc..................................  44,200    1,198,925
 *Sequent Computer Systems, Inc............................ 185,700    3,876,487
 *Sterling Software, Inc...................................  79,596    2,716,214
                                                                    ------------
                                                                      13,316,901
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.1%)
 Bell Atlantic Corp........................................  22,063    1,762,282
 SBC Communications, Inc...................................  44,760    2,847,855
 Sprint Corp...............................................  37,400    1,944,800
                                                                    ------------
                                                                       6,554,937
--------------------------------------------------------------------------------
TRANSPORTATION (2.9%)
 *AMR Corp.................................................  26,300    3,062,306
--------------------------------------------------------------------------------
UTILITIES (2.6%)
 GPU, Inc..................................................  32,700    1,183,331
 Illinova Corp.............................................  33,000      734,250
 Southern New England Telecommunications Corp..............  20,100      861,788
                                                                    ------------
                                                                       2,779,369
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $88,451,044).....................          105,706,501
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/3/97, to be repurchased at 2,808,310,
  collateralized by $2,691,276 of various U.S.
  Treasury Notes, 5.50%-8.75% due from 5/15/00-
  6/30/02, valued at $2,808,584 (COST $2,807,000)..... $2,807,000 $  2,807,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (COST $91,258,044) (A).....             108,513,501
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)..................              (1,124,999)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $107,388,502
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   + See Note A to Financial Statements.
   * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purposes was $91,281,132 at October 31, 1997, net unrealized appreciation for all securities based on tax cost was $17,232,369. This consisted of aggregate gross unrealized appreciation for all securities of $19,419,539 and aggregate gross unrealized depreciation for all securities of $2,187,170.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
--------------------------------------------------------------------------------
ARGENTINA (3.1%)
 YPF S.A. ADR.............................................. 100,000 $  3,200,000
--------------------------------------------------------------------------------
AUSTRALIA (1.8%)
 Westpac Banking Corp...................................... 312,000    1,816,096
--------------------------------------------------------------------------------
CANADA (4.8%)
 Alcan Aluminium Ltd.......................................  48,700    1,382,443
 Canadian Imperial Bank of Commerce........................  50,000    1,461,926
 Seagram Co., Ltd..........................................  31,830    1,075,231
 West Coast Energy, Inc....................................  25,000      512,738
 West Coast Energy, Inc. ADR...............................  27,600      565,800
                                                                    ------------
                                                                       4,998,138
--------------------------------------------------------------------------------
CHINA (2.0%)
 *Huaneng Power International, Inc. ADR....................  93,000    2,046,000
--------------------------------------------------------------------------------
DENMARK (2.2%)
 Unidanmark A/S, Class A (Registered)......................  33,950    2,292,975
--------------------------------------------------------------------------------
FINLAND (3.7%)
 Nokia AB..................................................  44,200    3,829,409
--------------------------------------------------------------------------------
FRANCE (7.5%)
 Alcatel Alsthom...........................................  18,615    2,246,543
 Coflexip..................................................  23,000    2,536,457
 Total S.A., Class B.......................................  26,400    2,929,722
                                                                    ------------
                                                                       7,712,722
--------------------------------------------------------------------------------
GERMANY (4.3%)
 Bayer AG..................................................  47,650    1,713,830
 Bayer AG ADR..............................................  19,900      699,501
 Commerzbank AG............................................  40,000    1,369,068
 Commerzbank AG ADR........................................  20,000      679,776
                                                                    ------------
                                                                       4,462,175
--------------------------------------------------------------------------------
HONG KONG (4.9%)
 Cathay Pacific Airways Ltd................................ 835,000      880,369
 Guangshen Railway Co., Ltd. ADR...........................  90,000    1,316,250
 Hong Kong Electric Holdings............................... 240,000      813,454

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HONG KONG--(CONTINUED)
 Hong Kong Electric Holdings ADR.........................   244,800 $    829,774
 HSBC Holdings plc.......................................    53,000    1,199,870
                                                                    ------------
                                                                       5,039,717
--------------------------------------------------------------------------------
IRELAND (2.8%)
 *Elan Corp. plc ADR.....................................    57,000    2,842,875
--------------------------------------------------------------------------------
ISRAEL (2.4%)
 Teva Pharmaceutical Industries Ltd. ADR.................    52,000    2,427,750
--------------------------------------------------------------------------------
ITALY (1.3%)
 Montedison S.p.A........................................ 1,270,580    1,031,021
 Montedison S.p.A. ADR...................................    32,634      263,112
                                                                    ------------
                                                                       1,294,133
--------------------------------------------------------------------------------
JAPAN (13.2%)
 Amada Co., Ltd..........................................   258,000    1,372,340
 Credit Saison Co........................................    61,400    1,648,288
 Hitachi Ltd.............................................   270,000    2,075,715
 Hitachi Ltd. ADR........................................     8,100      648,000
 Ito-Yokado Co., Ltd.....................................    24,000    1,192,819
 Kao Corp................................................    61,000      851,729
 Mitsui & Co., Ltd.......................................    59,000      447,698
 Mitsui & Co., Ltd. ADR..................................     4,900      743,575
 Mitsui Marine & Fire Insurance..........................   170,000    1,000,332
 Mitsui Marine & Fire Insurance ADR......................    10,630      625,761
 Nissan Motor Co., Ltd...................................    52,000      277,028
 Nissan Motor Co., Ltd. ADR..............................    34,200      359,100
 Sanwa Bank Ltd..........................................    51,000      512,882
 Sanwa Bank Ltd. ADR.....................................     4,000      402,428
 Toyota Motor Corp.......................................    51,000    1,419,963
                                                                    ------------
                                                                      13,577,658
--------------------------------------------------------------------------------
KOREA (2.9%)
 LG Electronics, Inc.....................................   128,556    1,740,863
 Pohang Iron & Steel Co., Ltd............................    13,700      603,656
 Pohang Iron & Steel Co., Ltd. ADR.......................    42,000      682,500
                                                                    ------------
                                                                       3,027,019
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MEXICO (3.9%)
 *Grupo Industrial Durango ADR...........................   180,000 $  2,340,000
 Telefonos de Mexico S.A. ADR, Class L...................    39,800    1,721,350
                                                                    ------------
                                                                       4,061,350
--------------------------------------------------------------------------------
NETHERLANDS (5.4%)
 Akzo Nobel N.V..........................................    20,000    3,524,987
 Philips Electronics N.V.................................    26,000    2,036,064
                                                                    ------------
                                                                       5,561,051
--------------------------------------------------------------------------------
PHILIPPINES (3.1%)
 Ionics Circuit, Inc..................................... 1,625,000      960,648
 Philippine Long Distance Telephone Co...................    88,400    2,203,704
                                                                    ------------
                                                                       3,164,352
--------------------------------------------------------------------------------
SINGAPORE (2.0%)
 Asia Pulp & Paper Co., Ltd. ADR.........................   183,600    2,088,450
--------------------------------------------------------------------------------
SPAIN (2.1%)
 Repsol S.A..............................................    52,230    2,190,916
--------------------------------------------------------------------------------
SWEDEN (1.9%)
 Svenska Handelsbanken, Class A..........................    62,000    1,959,540
--------------------------------------------------------------------------------
SWITZERLAND (3.7%)
 Nestle S.A. (Registered)................................     2,670    3,761,449
--------------------------------------------------------------------------------
THAILAND (0.9%)
 Advanced Info Service Public Co., Ltd. (Foreign)........   180,000      948,293
--------------------------------------------------------------------------------
UNITED KINGDOM (14.4%)
 BAT Industries plc ADR..................................   201,000    3,592,875
 British Steel plc.......................................   751,300    1,991,167
 Carlton Communications plc..............................   110,787      915,234
 Grand Metropolitan plc..................................   156,270    1,410,247
 Rio Tinto plc ADR.......................................    14,600      759,200
 RTZ Corp. plc (Registered)..............................    79,780    1,027,762
 SmithKline Beecham plc ADR..............................    67,000    3,190,875
 *Waste Management International plc.....................   504,100    1,691,157
 *Waste Management International plc ADR.................    43,900      301,812
                                                                    ------------
                                                                      14,880,329
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $83,960,124)...................             97,182,397
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
Chase Securities, Inc. 5.60% dated 10/31/97, due
 11/3/97, to be repurchased
 at $1,289,602 collateralized by $1,235,858 of various
 U.S. Treasury Notes, 5.50%-8.75% due from 5/15/00-
 6/30/02, valued at $1,289,727
 (COST $1,289,000)..................................... $1,289,000 $  1,289,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (95.6%) (COST $85,249,124) (A).......              98,471,397
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.4%)....................               4,578,376
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   + See Note A to Financial Statements.
   * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purposes was $85,249,752 at October 31, 1997, net unrealized appreciation for all securities based on tax cost was $13,221,645. This consisted of aggregate gross unrealized appreciation for all securities of $21,835,057 and aggregate gross unrealized depreciation for all securities of $8,613,412.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                         ASSETS     VALUE
-------------------------------------------------------------------------------
Automotive................................................   0.3%  $    359,100
Banks.....................................................   4.9      5,016,552
Beverages, Food & Tobacco.................................   4.9      5,003,121
Capital Equipment.........................................   9.8     10,125,446
Chemicals.................................................   6.8      6,969,339
Consumer Durables.........................................  10.8     11,162,327
Electronics...............................................   5.0      5,201,749
Energy....................................................  11.3     11,692,831
Financial Services........................................   8.1      8,326,297
Health Care...............................................   8.2      8,461,500
Insurance.................................................   1.0      1,000,332
Metals....................................................   1.8      1,830,140
Multi-Industry............................................   0.3        263,112
Natural Resources.........................................   7.2      7,404,285
Paper & Packaging.........................................   2.0      2,088,450
Repurchase Agreement......................................   1.3      1,289,000
Services..................................................   1.9      1,936,394
Technology................................................   0.9        960,648
Telecommunications........................................   3.5      3,584,877
Transportation............................................   2.1      2,196,619
Utilities.................................................   3.5      3,599,278
-------------------------------------------------------------------------------
  Total Investments.......................................  95.6%  $ 98,471,397
Other Assets and Liabilities (Net)........................   4.4      4,578,376
-------------------------------------------------------------------------------
  Net Assets.............................................. 100.0%  $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                            MCKEE       MCKEE         MCKEE
                                            U.S.       DOMESTIC   INTERNATIONAL
                                         GOVERNMENT     EQUITY       EQUITY
                                          PORTFOLIO   PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................... $55,064,028 $ 91,258,044 $ 85,249,124
                                         =========== ============ ============
 Investments, at Value.................. $56,878,998 $108,513,501 $ 98,471,397
 Foreign Currency, at Value (Cost
  $14,932)..............................         --           --        14,995
 Cash...................................         --           --           673
 Receivable for Fund Shares Sold........      36,880       63,351    4,478,477
 Receivable for Investments Sold........         --       183,056          --
 Dividends Receivable...................         --       110,151      128,963
 Foreign Withholding Tax Reclaim
  Receivable............................         --           --       127,122
 Interest Receivable....................     784,100          436          200
 Other Assets...........................       1,436        2,628        2,966
-------------------------------------------------------------------------------
  Total Assets..........................  57,701,414  108,873,123  103,224,793
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......         --       936,950          --
 Payable for Fund Shares Redeemed.......         --       242,100          --
 Payable for Investment Advisory Fees--
  Note B................................      22,337       63,728       64,314
 Payable for Administrative Fees--Note
  C.....................................       8,890       12,848       16,261
 Payable for Custodian Fees--Note D.....       3,762        5,031       68,526
 Payable for Account Services Fees--Note
  F.....................................       5,962        9,625          250
 Payable for Directors' Fees--Note G....         718          834          877
 Due to Custodian Bank--Note D..........     105,782      187,234          --
 Other Liabilities......................      26,795       26,271       24,792
-------------------------------------------------------------------------------
  Total Liabilities.....................     174,246    1,484,621      175,020
-------------------------------------------------------------------------------
NET ASSETS.............................. $57,527,168 $107,388,502 $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................ $55,224,446 $ 82,523,522 $ 79,904,908
 Undistributed Net Investment Income....     377,067       65,498       10,836
 Accumulated Net Realized Gain..........     110,685    7,544,025    9,927,764
 Unrealized Appreciation................   1,814,970   17,255,457   13,206,265
-------------------------------------------------------------------------------
NET ASSETS.............................. $57,527,168 $107,388,502 $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)....   5,306,476    6,369,817    8,297,591
 Net Asset Value, Offering and
  Redemption Price Per Share............ $     10.84 $      16.86 $      12.42
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                             MCKEE        MCKEE         MCKEE
                                              U.S.      DOMESTIC    INTERNATIONAL
                                           GOVERNMENT    EQUITY        EQUITY
                                           PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................ $      --   $ 1,325,721   $ 2,080,555
 Interest.................................  2,642,874      106,968       120,254
 Less: Foreign Taxes Withheld.............        --           --       (166,538)
---------------------------------------------------------------------------------
  Total Income............................  2,642,874    1,432,689     2,034,271
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.........    180,278      589,228       738,184
 Administrative Fees--Note C..............     99,215      127,984       178,372
 Custodian Fees--Note D...................      9,600       10,700        54,812
 Account Services Fees--Note F............     35,675       68,610         1,766
 Directors' Fees--Note G..................      2,500        3,144         3,353
 Registration and Filing Fees.............     18,789       17,606        16,013
 Other Expenses...........................     28,866       34,904        44,647
---------------------------------------------------------------------------------
  Total Expenses..........................    374,923      852,176     1,037,147
 Expense Offset--Note A...................       (586)        (158)       (1,152)
---------------------------------------------------------------------------------
  Net Expenses............................    374,337      852,018     1,035,995
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................  2,268,537      580,671       998,276
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments..............................    235,130    7,558,630     9,934,719
 Foreign Exchange Transactions............        --           --        (22,323)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS.............................    235,130    7,558,630     9,912,396
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments..............................  1,536,088   14,272,224     8,517,976
 Foreign Exchange Translations............        --           --        (19,208)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/ DEPRECIATION...............  1,536,088   14,272,224     8,498,768
---------------------------------------------------------------------------------
NET GAIN(LOSS) ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS....................  1,771,218   21,830,854    18,411,164
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................... $4,039,755  $22,411,525   $19,409,440
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 2,268,537  $   804,383
 Net Realized Gain (Loss)..............................      235,130     (129,588)
 Net Change in Unrealized Appreciation/Depreciation....    1,536,088      169,467
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    4,039,755      844,262
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (2,031,045)    (688,019)
 Net Realized Gain.....................................          --       (73,227)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,031,045)    (761,246)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................   46,890,798   16,987,714
   --In Lieu of Cash Distributions.....................    2,025,173      756,964
 Redeemed..............................................  (16,515,553)    (778,902)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   32,400,418   16,965,776
----------------------------------------------------------------------------------
 Total Increase........................................   34,409,128   17,048,792
Net Assets:
 Beginning of Period...................................   23,118,040    6,069,248
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $377,067 and $146,402, respectively).......  $57,527,168  $23,118,040
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    4,485,792    1,622,458
  In Lieu of Cash Distributions........................      191,612       72,730
  Shares Redeemed......................................   (1,556,148)     (74,046)
----------------------------------------------------------------------------------
                                                           3,121,256    1,621,142
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $    580,671  $   341,153
 Net Realized Gain....................................     7,558,630    2,272,594
 Net Change in Unrealized Appreciation/Depreciation...    14,272,224    2,835,631
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    22,411,525    5,449,378
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (580,774)    (279,306)
 Net Realized Gain....................................    (2,289,510)    (158,413)
----------------------------------------------------------------------------------
  Total Distributions.................................    (2,870,284)    (437,719)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    42,565,470   51,350,923
   --In Lieu of Cash Distributions....................     2,870,017      437,720
 Redeemed.............................................   (19,758,239)  (1,057,419)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    25,677,248   50,731,224
----------------------------------------------------------------------------------
 Total Increase.......................................    45,218,489   55,742,883
Net Assets:
 Beginning of Period..................................    62,170,013    6,427,130
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $65,498 and $67,031, respectively)........  $107,388,502  $62,170,013
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     2,738,317    4,134,152
  In Lieu of Cash Distributions.......................       207,257       35,299
  Shares Redeemed.....................................    (1,223,564)     (83,413)
----------------------------------------------------------------------------------
                                                           1,722,010    4,086,038
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $    998,276  $   810,008
 Net Realized Gain....................................     9,912,396    1,085,575
 Net Change in Unrealized Appreciation/Depreciation...     8,498,768    4,699,893
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    19,409,440    6,595,476
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (961,510)    (769,177)
 Net Realized Gain....................................    (1,154,956)  (1,669,691)
----------------------------------------------------------------------------------
  Total Distributions.................................    (2,116,466)  (2,438,868)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    56,400,614   12,382,787
   --In Lieu of Cash Distributions....................     1,966,598    2,274,394
 Redeemed.............................................   (63,834,286)  (2,482,687)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................    (5,467,074)  12,174,494
----------------------------------------------------------------------------------
 Total Increase.......................................    11,825,900   16,331,102
Net Assets:
 Beginning of Period..................................    91,223,873   74,892,771
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $10,836 and $61,752, respectively)........  $103,049,773  $91,223,873
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     4,401,990    1,200,799
  In Lieu of Cash Distributions.......................       170,717      224,800
  Shares Redeemed.....................................    (4,919,903)    (244,706)
----------------------------------------------------------------------------------
                                                            (347,196)   1,180,893
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MARCH 2,
                                       YEARS ENDED OCTOBER 31,      1995** TO
                                       -----------------------     OCTOBER 31,
                                          1997         1996           1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.  $     10.58  $     10.76      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...............         0.54         0.46        0.28
 Net Realized and Unrealized Gain
  (Loss).............................         0.25        (0.07)++     0.71
--------------------------------------------------------------------------------
  Total From Investment Operations...         0.79         0.39        0.99
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............        (0.53)       (0.44)      (0.23)
 In Excess of Net Realized Gain......          --         (0.13)        --
--------------------------------------------------------------------------------
  Total Distributions................        (0.53)       (0.57)      (0.23)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......  $     10.84  $     10.58      $10.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.........................         7.73%        3.77%+      9.96%+***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).........................  $    57,527  $    23,118      $6,069
Ratio of Expenses to Average Net
 Assets..............................         0.94%        1.13%       0.89%*
Ratio of Net Investment Income to
 Average Net Assets..................         5.67%        5.39%       5.39%*
Portfolio Turnover Rate..............          124%          83%        104%
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses
 Assumed by the
 Adviser Per Share...................          N/A  $      0.01      $ 0.10
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.............................         0.94%        1.13%       0.85%*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MARCH 2,
                                       YEARS ENDED OCTOBER 31,      1995** TO
                                       -----------------------     OCTOBER 31,
                                           1997         1996          1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.  $      13.38  $     11.44     $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...............          0.10         0.10       0.08
 Net Realized and Unrealized Gain....          3.92         2.08       1.43
--------------------------------------------------------------------------------
  Total From Investment Operations...          4.02         2.18       1.51
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............         (0.10)       (0.09)     (0.07)
 Net Realized Gain...................         (0.44)       (0.15)       --
--------------------------------------------------------------------------------
  Total Distributions................         (0.54)       (0.24)     (0.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......  $      16.86  $     13.38     $11.44
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.........................         30.96%       19.31%+    15.13%+***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..............................  $    107,389  $    62,170     $6,427
Ratio of Expenses to Average Net As-
 sets................................          0.94%        0.99%      1.08%*
Ratio of Net Investment Income to Av-
 erage Net Assets....................          0.64%        0.93%      1.12%*
Portfolio Turnover Rate..............            47%          42%        27%
Average Commission Rate #............  $     0.0497  $    0.0482        N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses
 Assumed by the
 Adviser Per Share...................           N/A  $      0.00     $ 0.11
Ratio of Expenses to Average Net
 Assets Including Expense Offsets....          0.94%        0.99%      1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     MAY 26,
                                      YEARS ENDED OCTOBER 31,       1994** TO
                                      --------------------------   OCTOBER 31,
                                        1997     1996     1995        1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERI-
 OD.................................  $  10.55  $ 10.03  $ 10.40     $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..............      0.11     0.09     0.11        0.04
 Net Realized and Unrealized Gain
  (Loss)............................      2.01     0.73    (0.39)       0.39
--------------------------------------------------------------------------------
  Total From Investment Operations..      2.12     0.82    (0.28)       0.43
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............     (0.11)   (0.09)   (0.09)      (0.03)
 Net Realized Gain..................     (0.14)   (0.21)     --          --
--------------------------------------------------------------------------------
  Total Distributions...............     (0.25)   (0.30)   (0.09)      (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......  $  12.42  $ 10.55  $ 10.03     $ 10.40
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN........................     20.31%    8.29%   (2.69)%      4.31%***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands).............................  $103,050  $91,224  $74,893     $37,257
Ratio of Expenses to Average Net As-
 sets...............................      0.98%    1.01%    0.97%       1.12%*
Ratio of Net Investment Income to
 Average Net Assets.................      0.95%    0.92%    1.16%       0.97%*
Portfolio Turnover Rate.............        29%       9%       7%         11%
Average Commission Rate #...........  $ 0.0428  $0.0560      N/A         N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including
 Expense Offsets....................      0.98%    1.01%    0.96%        N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                               MCKEE PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS
UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are non-diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the McKee Portfolios is as follows:

  MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale has occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income or gains are earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the

                               MCKEE PORTFOLIOS
  principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

                               MCKEE PORTFOLIOS
  differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                     UNDISTRIBUTED  ACCUMULATED
                                                     NET INVESTMENT NET REALIZED
   MCKEE PORTFOLIOS                                  INCOME (LOSS)  GAIN (LOSS)
   ----------------                                  -------------- ------------
   U.S. Government..................................     (6,827)        6,827
   Domestic Equity..................................     (1,430)        1,430
   International Equity.............................    (87,682)       87,682

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a monthly fee calculated at an annual rate of 0.45%, 0.65% and 0.70% of average daily net assets for the month for the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04%, 0.04%, and 0.06% of average daily net assets for the

                               MCKEE PORTFOLIOS

McKee U.S. Government, McKee Domestic Equity, and McKee International Equity Portfolios, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $ 99,215      $83,206
Domestic Equity.....................................     127,984       91,727
International Equity................................     178,372      115,116

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased for the U.S. Government and Domestic Equity Portfolio.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $19,124,477 $ 4,670,088
Domestic Equity.........................................  64,728,270  41,798,353
International Equity....................................  30,279,594  41,992,848

                               MCKEE PORTFOLIOS

Purchases and sales of long-term U.S. Government securities were $62,551,105 and $44,183,062 respectively, for the McKee U.S. Government Portfolio. There were no purchases or sales of long-term U.S. Government securities for the McKee Domestic Equity and the McKee International Equity Portfolios.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997, the percentage of total shares outstanding were held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       4        82.3%
Domestic Equity..........................................       1        48.4%
International Equity.....................................       2        33.7%

At October 31, 1997, the net assets of the McKee International Equity Portfolio was substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds Trust and the Shareholders of
McKee U.S. Government Portfolio McKee Domestic Equity Portfolio McKee International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds Trust, at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1997, the McKee Domestic Equity and McKee International Equity Portfolios hereby designate $104,069 and $1,073,044, respectively, as long-term capital gain dividend for the purpose of the dividend paid deduction on their Federal income tax return.

Foreign taxes during the fiscal year ended October 31, 1997 for the McKee International Equity Portfolio amounted to $166,539 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 1997, which shareholders of the McKee International Equity Portfolio will receive in late January, 1998. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $2,081,773 for the McKee International Equity Portfolio.

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 23.6% for the McKee Domestic Equity Portfolio.

For the year ended October 31, 1997, the percentage of income earned from direct Treasury obligations for the McKee U.S. Government Portfolio was 41.3%.

                                    PART B

                                   UAM FUNDS

                                NWQ PORTFOLIOS

            STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity, and NWQ Value Equity Portfolios' Institutional Class Shares (the "NWQ Portfolios" or singularly a "Portfolio") and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") both dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................    2

PURCHASE AND REDEMPTION OF SHARES........................................   10

VALUATION OF SHARES......................................................   12

SHAREHOLDER SERVICES.....................................................   13

INVESTMENT LIMITATIONS...................................................   14

MANAGEMENT OF THE FUND...................................................   15

INVESTMENT ADVISER.......................................................   19

SERVICE AND DISTRIBUTION PLANS...........................................   22

PORTFOLIO TRANSACTIONS...................................................   25

ADMINISTRATIVE SERVICES..................................................   26

CUSTODIAN................................................................   28

INDEPENDENT ACCOUNTANTS..................................................   29

DISTRIBUTOR..............................................................   29

PERFORMANCE CALCULATIONS.................................................   29

GENERAL INFORMATION......................................................   32

FINANCIAL STATEMENTS.....................................................   34

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.......................  A-1

APPENDIX B - COMPARISONS............................  B-1
               INVESTMENT OBJECTIVES AND POLICIES

          The following discussion supplements the discussion of investment objectives and policies of the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity, and NWQ Value Equity Portfolios (the "Portfolios") as set forth in the NWQ Prospectuses.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral) for the loans at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

FUTURES CONTRACTS

          The NWQ Special Equity Portfolio may purchase and sell exchange-traded interest rate, stock index and currency futures contracts for the purposes of hedging against anticipated changes in prevailing interest rates, overall prices of securities in which it may invest, and currency exchange rates. It may also purchase and sell futures contracts to remain fully invested and to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange

Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash
settlement occurs and the futures position is simply closed out.   Changes in
the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The NWQ Special Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The NWQ Special Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the

Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the NWQ Special Equity Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

OPTIONS

          The NWQ Special Equity Portfolio may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

          The Portfolio may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolio may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by the Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by the Portfolio are covered, which means that the Portfolio has deposited with its custodian cash or other liquid securities with a value at least equal to the exercise price of the option. Call and put options written by the Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by the Portfolio and call options written by the Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

          Through the writing of a covered call option the Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, the Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

          The Portfolio may, in accordance with its investment objective, also write exchange-traded covered call and put options on stock indices. The Portfolio may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolio's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

          The Portfolio may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with its particular portfolio securities. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, the Portfolio has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, the Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

          The Portfolio may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, the Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, the Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

          The Portfolio may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolio will engage in such transactions only with firms of sufficient credit to minimize these risks. Where the Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

          Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

          In addition, the effectiveness of hedging the Portfolio through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolio's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolio may not exactly match the composition of the stock index on which options are purchased or written.

SHORT-TERM INVESTMENTS

          The Portfolios may invest in time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for each Portfolio's historical portfolio turnover rates.


                       PURCHASE AND REDEMPTION OF SHARES

          Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New

York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for
(1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds, other fixed income securities and fixed dividends are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.


                             SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the NWQ Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of a Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds complex which is comprised of the Fund and UAM Funds Trust. Institutional Service Class Shares ("Service Class Shares") of a Portfolio may be exchanged for Service Class Shares of any other UAM Portfolio offering such Shares. (See the list of Portfolios of the UAM Funds for each class at the back of each respective Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. (Eastern Time)) will be processed as of the close of business on the same day. Requests received after the close of regular trading of the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of a Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectuses. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder;

          (4)  underwrite the securities of other issuers;

          (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into repurchase transactions;

          (6)  purchase on margin or sell short;

          (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

          (9) invest for the purpose of exercising control over management of any company; and

          (10) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.


                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.    Director of the Fund; President of Squam Investment
College Road-RFD 3      Management Company, Inc. and Great Island Investment
Meredith, NH 03253      Company, Inc.; President of Bennett Management Company
1/26/29                 from 1988 to 1993.

Nancy J. Dunn           Director of the Fund; Vice President for Finance and
10 Garden Street        Administration and Treasurer of Radcliffe College since
Cambridge, MA 02138     1991.
8/14/51

Philip D. English       Director of the Fund; President and Chief Executive
16 West Madison Street  Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201     Board of Chektec Corporation and Cyber Scientific, Inc.
8/5/48

William A. Humenuk      Director of the Fund; Partner in the Philadelphia office
4000 Bell Atlantic      of the law firm Dechert Price & Rhoads; Director, Hofler
Tower                   Corp.
1717 Arch Street
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*       Director, President and Chairman of the Fund; President,
One International       Chief Executive Officer and a Director of United Asset
Place                   Management Corporation; Director, Partner or Trustee of
Boston, MA 02110        each of the Investment Companies of the Eaton Vance
3/21/35                 Group of Mutual Funds.

Charles H. Salisbury,   Director of the Fund; Executive Vice President of United
Jr.*                    Asset Management Corporation; formerly an executive
One International       officer and Director of T. Rowe Price and President and
Place                   Chief Investment Officer of T. Rowe Price Trust Company.
Boston, MA 02110
8/24/40

Peter M. Whitman, Jr.*  Director of the Fund; President and Chief Investment
One Financial Center    Officer of Dewey Square Investors Corporation since
Boston, MA 02111        1988; Director and Chief Executive Officer of H.T.
7/1/43                  Investors, Inc., formerly a subsidiary of Dewey Square.



William H. Park         Vice President of the Fund; Executive Vice President and
One International       Chief Financial Officer of United Asset Management
Place                   Corporation.
Boston, MA 02110
9/19/47

Gary L. French          Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street     Inc. and UAM Fund Distributors, Inc.; Vice President of
Boston, MA 02110        Operations, Development and Control of Fidelity
7/4/51                  Investments in 1995; Treasurer of the Fidelity Group of
                        Mutual Funds from 1991 to 1995.

Robert R. Flaherty      Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street     Fund Services, Inc.; former Manager of Fund
Boston, MA 02110        Administration and Compliance of Chase Global Fund
9/18/63                 Services Company from 1995 to 1996; Senior Manager of
                        Deloitte & Touche LLP from 1985 to 1995.

Gordon M. Shone         Assistant Treasurer of the Fund; Vice President of Fund
73 Tremont Street       Administration and Compliance of Chase Global Funds
Boston, MA  02108       Services Company; formerly Senior Audit Manager of
7/30/56                 Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao           Secretary of the Fund; Vice President and General
211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110        Distributors, Inc.; Associate Attorney of Ropes & Gray
2/28/68                 (a law firm) from 1993 to 1995.

Karl O. Hartmann        Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street       and General Counsel of Chase Global Funds Services
Boston, MA 02108        Company.
3/7/55

--------
* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.



                                                     Pension or            Estimated
                                Aggregate        Retirement Benefits        Annual       Total Compensation
     Name of Person,           Compensation       Accrued as Part of     Benefits Upon   from Registrant and
        Position              From Registrant       Fund Expenses         Retirement        Fund Complex
       ---------              ---------------       -------------         ----------        ------------
John T. Bennett, Jr........      $  26,791                0                   0               $  32,750
   Director
Nancy J. Dunn..............      $   6,774                0                   0               $   8,300
   Director
Philip D. English..........      $  26,791                0                   0               $  32,750
   Director
William A. Humenuk.........      $  26,791                0                   0               $  32,750
   Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.


          NWQ Balanced Portfolio Institutional Class Shares: Nabank & Co.,
Attention: Trust Securities, P.O. Box 2180, Tulsa, OK, 54.1%*; Hartnat & Co., Scottsdale Princess, P.O. Box 92800, Rochester, NY, 10.3%*; Fleet National Bank, Trustee, FBO Charlotte Eye Ear Nose & Throat, P.O. Box 92800, Rochester, NY, 8.0%*; Hartnat & Co., Princess Hotels/John F. Price, P.O. Box 92800, Rochester, NY, 7.0%*; Campbell Company Inc., Employees Retirement Trust, 1515 4th Avenue South Avenue, Suite A, Seattle, WA, 5.5%* and William Park/Joseph R. Ramrath, Trustees, FBO California Central Trust Bank Corp., FBO NWQ Balanced, Box 5024, Costa Mesa, CA, 5.3%*.

          NWQ Balanced Portfolio Institutional Service Class Shares: Fleet National Bank, Trustee, FBO Davies Medical Pension Plan, P.O. Box 92800, Rochester, NY 27.1%*; Hoag Memorial Hospital, P.O. Box 92800, Rochester, NY, 12.9%*; Fleet National Bank, Trustee, Hoag Memorial Hospital, Conservative Collective, P.O. Box 92800, Rochester, NY, 12.8%*; Fleet National Bank, Trustee, Hoag Memorial Hospital, Moderate Collective, P.O. Box 92800, Rochester, NY, 10.8%*; Fleet National Bank, Trustee, Laidlow/Allied/NWQ, P.O. Box 92800, Rochester, NY, 8.4%*; Fleet National Bank, Trustee, Hartnat & Co., North Texas, P.O. Box 92800, Rochester, NY, 8.3%* and Chase Manhattan Bank, as Directed, Trustee of the Mustang Employees, 401K Profit Sharing Plan 6/1/97, 770 Broadway 10th Floor, New York, NY, 6.4%.

          NWQ Value Equity Portfolio Institutional Class Shares: Nix, Mann and Associates, Inc., Profit Sharing Plan and Trust, 1382 Peachtree Street, NE, Atlanta, GA, 21.1%; Charles Schwab & Co., Inc., Reinvest Account, Attention:
Mutual Funds, 101 Montgomery Street, San Francisco, CA, 20.5%*; Fleet National Bank, Trustee for Arizona Bank, P.O. Box 92800, Rochester, NY 9.0%*; William Park/Joseph R. Ramrath, Trustees, FBO California Central Trust Bank Corp., FBO NWQ Value Equity, Box 5024, Costa Mesa, CA, 6.0%* and Brendan Kennedy, c/o Tricoastal, 1212 Avenue of the Americas, New York, NY, 5.2%.

          NWQ Small Cap Value Portfolio Institutional Class Shares: CNA Trust Corporation FBO NWQ, AC 1040002245/2254, Box 5024, Costa Masa, CA, 92.4% and Nancy Gibson Sternal, 2712 Glenhurst Avenue, St. Louis Park, MN, 6.2%.

          NWQ Special Equity Portfolio Institutional Class Shares: CNA Trust Corporation FBO NWQ, AC 1040002245/2254, Box 5024, Costa Masa, CA, 99.5%.

          NWQ Special Equity Portfolio Institutional Service Class Shares: Linn Family Partnership, 609 Edgewood Drive, Montgomery, TX, 62%; Jeffrey Chawenson and Paul R. Botts, TRSTE, FBO King G. Neel Inc., Profit Sharing Plan Trust, 1164 Bishop Street, Suite 1710, Honolulu, HI, 13%; Roger H. Linn TRSTE, Sara Linn TRUST, FBO Sara Linn, 609 Edgewood Drive, Montgomery, TX, 12% and Roger H. Linn TRSTE, FBO Jennifer Linn Trust, FBO Jennifer Linn, 609 Edgewood Drive, Montgomery, TX, 12%.

          NWQ Value Equity Portfolio Institutional Service Class Shares: Chase Manhattan Bank as Directed, Trustee of the Mustang Employees, 401K Profit Sharing Plan 6/1/97, 770 Broadway, 10th Floor, New York, NY, 100.0%.

* Denotes shares held by a Trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

          NWQ Investment Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment programs, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of a Portfolio. The Agreement may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of such Portfolio on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser strives to achieve enhanced risk-adjusted returns or what is commonly referred to as Northwest quadrant performance. The Adviser utilizes a top-down, theme-driven approach to value and believes the most important investment decision is determining the major, long-term, macro-economic trends that drive market prices. From this macro-economic standpoint, the Adviser develops a dominant theme that focuses on those market sectors that they believe will be the primary beneficiaries of underlying economic/monetary/social trends. Within these sectors that possess a fundamental "tailwind," the Adviser seeks to identify statistically undervalued companies by applying traditional value screens. The Adviser's fundamental research focuses on companies that possess below-average price-to-book and price-to-earnings ratios and above-average dividend yields. The Adviser's investment objective is to achieve consistently enhanced returns on an absolute and risk-adjusted basis, throughout a variety of economic environments.

          Regarding the Special Equity Portfolio, the Advisor seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. The stock selection process is opportunistic and is driven by strong bottom-up fundamental research, focusing on both qualitative and quantitative measures.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included the Archdiocese of Milwaukee, Arizona State University Foundation, Coldwell Banker, United States Air Force Association and the Washington, D.C. Metro Transit Authority.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                      Rate
     NWQ Balanced Portfolio.........  0.70%
     NWQ Small Cap Value Portfolio..  1.00%
     NWQ Special Equity Portfolio...  0.85%
     NWQ Value Equity Portfolio.....  0.70%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the NWQ Balanced Portfolio paid $0, $0 and $226,063 in advisory fees. During these years the Adviser voluntarily waived advisory fees of approximately $20,000, $80,598 and $103,517, respectively.

          For the fiscal years ended October 31, 1995, 1996 and 1997, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $5,000, $20,776 and $35,666, respectively.


                         SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolios' Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value ("NAV") of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include: (a) acting as the sole shareholder of record and nominee for beneficial owners; (b) maintaining account records for such beneficial owners of the Fund's shares; (c) opening and closing accounts; (d) answering questions and handling correspondence from shareholders about their accounts; (e) processing shareholder orders to purchase, redeem and exchange shares; (f) handling the transmission of funds representing the purchase price or redemption proceeds;
(g) issuing confirmations for transactions in the Fund's shares by shareholders;
(h) distributing current copies of prospectuses, statements of additional information and shareholder reports; (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts; (j) providing account maintenance and accounting support for all transactions; and (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Directors.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans") is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25% and 0.15%, respectively, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval. Fees paid to Service Agents on behalf of the NWQ Balanced and Value Equity Portfolios' Service Class for the fiscal year ended October 31, 1997 totalled $145,874 and $3,504, respectively.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Class. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the

Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Service Class of the NWQ Special Equity Fund commenced operations on November 7, 1997. Service Class Shares for the NWQ Small Cap Value Portfolio have not been offered prior to the date of this Statement of Additional Information.


          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. NASD Regulation, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the NWQ Balanced and Value Equity Portfolios paid brokerage commissions of approximately $2,692, $19,189, and $29,327, and $3,651, $2,491 and $6,977, respectively.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund has approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.


          UAMFSI has subcontracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").


          Pursuant to the terms of the Agreements, each Portfolio of the Fund pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees for each Portfolio are calculated from the aggregate net assets of each Portfolio:


                                                       Annual Rate
NWQ Balanced Portfolio.....................................  0.06%
NWQ Small Cap Value Portfolio..............................  0.04%
NWQ Special Equity Portfolio...............................  0.04%

                                                       Annual Rate
NWQ Value Equity Portfolio.................................  0.04%


          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.


          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.


          Prior to April 15, 1996, Chase Global Funds Services Company ("CGFSC") or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for CGFSC's services, which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.


          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the NWQ Balanced and NWQ Value Equity Portfolios approximately totaled $48,000, $95,007 and $126,732; and $44,000, $72,798 and $85,646 respectively. Of the fees paid during the year ended October 31, 1996, NWQ Balanced Portfolio paid $90,165 to CGFSC and $4,842 to UAMFSI, and NWQ Value Equity Portfolio paid $72,120 to CGFSC and $678 to UAMFSI. Of the fees paid during the year ended October 31, 1997, the NWQ Balanced Portfolio paid $98,488 to CGFSC and $28,244 to UAMFSI, and the NWQ Value Equity Portfolio paid $83,609 to CGFSC and $2,037 to UAMFSI. The services provided by UAMFSI and the basis of the fees payable to UAMFSI are described in the Portfolios' Prospectuses.


          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.


          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.


          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.


          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping.

Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity and NWQ Value Equity Portfolios paid the Service Provider $41,119, $0, $0 and $3,198, respectively, in fees pursuant to the Services Agreement.


                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


                                 INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.


                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolios during the fiscal year ended October 31, 1997.


                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolios be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each class of the Portfolios to compute or express performance follows.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of the NWQ Portfolios bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          A yield figure is obtained using the following formula:

                    Yield = 2[(a - b + 1)/6/ - 1]
                               ------
                                 cd

where:
     a      =       dividends and interest earned during the period
     b      =       expenses accrued for the period (net of reimbursements)
     c      =       the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d      =       the maximum offering price per share on the last
                    day of the period.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the NWQ Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          The average annual total return of the NWQ Balanced Portfolio Institutional Class Shares and the NWQ Value Equity

Portfolio Institutional Class Shares from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                    Since Inception
                                    One Year        Through Fiscal
                                      Ended           Year Ended      Inception
                                October 31, 1997   October 31, 1997     Date
                                -----------------  -----------------  ---------
NWQ Balanced Portfolio                     22.82%             16.07%     8/2/94
  Institutional Class Shares..
NWQ Value Equity Portfolio                 35.77%             24.09%    9/21/94
  Institutional Class Shares..

          The cumulative total return of the NWQ Balanced Portfolio Institutional Service Class Shares from inception to the date of the Financial Statements included herein is as follows:

                                                  Since Inception
                                  One Year        Through Fiscal
                                    Ended           Year Ended      Inception
                              October 31, 1997   October 31, 1997     Date
                              -----------------  -----------------  ---------
NWQ Balanced Portfolio                   23.39%             17.36%    1/22/96
 Service Class Shares
NWQ Value Equity Portfolio
 Service Class Shares                       --               5.81%    6/16/97

          These figures are calculated according to the following formula:


                          P(1 + T)/n/ = ERV

                  where:

          P       =       a hypothetical initial payment of $1,000
          T       =       average annual total return
          n       =       number of years
          ERV     =       ending redeemable value of a hypothetical $1,000 payment
                          made at the beginning of the 1, 5 or 10 year periods at
                          the end of the 1, 5 or 10 year periods (or fractional
                          portion thereof).

          Institutional Class Shares and Service Class Shares of the NWQ Small Cap Value and NWQ Special Equity Portfolios were not offered as of October 31, 1997. Accordingly, no total return figures are available.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified an additional class of shares in certain Portfolios of the Fund, known as Advisor shares. As of the date of this Statement of Additional Information, no Advisor shares have been offered by the Fund.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.) The amounts of any income dividends or capital gains distributions cannot be predicted.


          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date).
This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.



                             FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of NWQ Balanced and NWQ Value Equity Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - The rating C is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories except in the AAA, CC, C, CI and D categories.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S.

          In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the U.S. include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the U.S. through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the U.S., but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the U.S., Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.


III. DESCRIPTION OF COMMERCIAL PAPER

          A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


 IV. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                            APPENDIX B - COMPARISONS

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) Standard & Poor's 400 Mid Cap Index -- an unmanaged, market-value weighted index composed of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

          (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (f) Lipper - Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry and Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (g) Lipper Capital Appreciation Funds Index -- a Fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc.

          (h) Lipper Equity Income Funds Index -- is comprised of the 30 largest funds, in terms of total net assets, which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

          (i) Lipper Small Cap Funds Index -- a Fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase.

          (j) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (k) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (l) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (m) Salomon Brothers High Grade Corporate Bond Index
-- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (n) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (o) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (p) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (q) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (r) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (s) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (t) The Salomon Brothers 3-month T-Bill Average -- The average return for all treasury bills for the previous three-month period.

          (u) Composite indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Government/Corporate Index and 10% Salomon Brothers 3-Month T-Bill Average.

          (v) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (w) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (x) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          (y) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (z) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (aa) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

          (bb) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers and Bloomberg L.P.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997


                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (62.0%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
  Boeing Co. ............................................... 15,600 $   746,850
 *DONCASTERS plc ADR........................................  7,500     202,031
  Sundstrand Corp. .........................................  7,800     424,125
  United Technologies Corp. ................................  5,200     364,000
                                                                    -----------
                                                                      1,737,006
-------------------------------------------------------------------------------
BASIC MATERIALS (7.6%)
  Air Products & Chemical, Inc. ............................  4,150     315,400
 *Alumax, Inc. ............................................. 10,400     338,000
  Champion International Corp. .............................  4,600     253,863
  Du Pont (E.I.) de Nemours & Co. ..........................  9,200     523,250
  Grace (W.R.) & Co. .......................................  9,800     666,400
  IMC Global, Inc. ......................................... 13,500     454,781
  Morton International, Inc. ............................... 16,100     531,300
  Placer Dome, Inc. ........................................ 25,000     387,500
  Reynolds Metals Co. ......................................  3,600     219,375
  USX-US Steel Group, Inc. ................................. 11,750     399,500
                                                                    -----------
                                                                      4,089,369
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (10.0%)
  Case Corp. ...............................................  8,100     484,481
  Caterpillar, Inc. ........................................ 27,900   1,429,875
  Cooper Industries, Inc. ..................................  6,400     333,600
  Deere & Co. .............................................. 20,500   1,078,812
  Flowserve Corp. ..........................................    644      19,159
  Foster Wheeler Corp. .....................................  9,200     301,875
  Harnischfeger Industries, Inc. ...........................  5,000     196,875
  Ingersoll-Rand Co. ....................................... 20,550     800,166
  Kennametal, Inc. .........................................  5,000     242,500
  York International Corp. ................................. 10,950     499,594
                                                                    -----------
                                                                      5,386,937
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (6.9%)
  Exide Corp. .............................................  14,550     339,197
 *Federated Department Stores, Inc. .......................  17,000     748,000
  General Motors Corp. ....................................  10,050     645,084

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--(CONTINUED)
  Maytag Corp. .............................................. 12,000 $   400,500
  Time Warner, Inc. ......................................... 12,500     721,094
 *U.S. West Media Group ..................................... 34,500     871,125
                                                                     -----------
                                                                       3,725,000
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.3%)
  Unilever N.V.--New York Shares............................. 13,600     725,900
--------------------------------------------------------------------------------
ELECTRONICS (2.6%)
  Emerson Electric Co. ...................................... 12,000     629,250
  Grainger (W.W.), Inc. .....................................  8,500     743,219
                                                                     -----------
                                                                       1,372,469
--------------------------------------------------------------------------------
ENERGY (9.6%)
  Coastal Corp. ............................................. 1,050      63,131
  Dresser Industries, Inc. .................................. 14,100     593,962
  Halliburton Co. ........................................... 12,500     745,313
 *Noble Drilling Corp. ...................................... 19,200     682,800
 *Reading & Bates Corp. ..................................... 10,000     423,750
  Santa Fe International Corp. .............................. 14,500     713,219
  Tidewater, Inc. ...........................................  9,400     617,462
  Transocean Offshore, Inc. ................................. 15,000     810,000
 *United Meridian Corp. ..................................... 16,100     546,394
                                                                     -----------
                                                                       5,196,031
--------------------------------------------------------------------------------
FINANCIAL SERVICES (10.8%)
  Allstate Corp. ............................................  9,000     746,437
  American International Group, Inc. ........................  6,625     676,164
  Bank of New York Co., Inc. ................................ 14,000     658,875
  Bear Stearns Cos., Inc. ...................................  8,820     350,044
  Chase Manhattan Corp. .....................................  7,000     807,625
  First Union Corp. ......................................... 11,500     564,219
 *Highlands Insurance Group..................................    145       3,335
  Household International, Inc. .............................  4,000     453,000
  National City Corp. .......................................  8,025     479,494
  Norwest Corp. ............................................. 35,000   1,122,187
                                                                     -----------
                                                                       5,861,380
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 HEALTH CARE (1.4%)
   Aetna, Inc. ..........................................      6,000 $   426,375
   Columbia/HCA Healthcare Corp. ........................     11,800     333,350
                                                                     -----------
                                                                         759,725
--------------------------------------------------------------------------------
 MULTI-INDUSTRY (2.0%)
   Loews Corp. ..........................................      9,800   1,094,538
--------------------------------------------------------------------------------
 TECHNOLOGY (4.4%)
  *Ceridian Corp. .......................................     14,000     546,875
   Texas Instruments, Inc. ..............................      7,450     794,822
   Thomas & Betts Corp. .................................      8,200     407,950
   Xerox Corp. ..........................................      8,000     634,500
                                                                     -----------
                                                                       2,384,147
--------------------------------------------------------------------------------
 TRANSPORTATION (2.2%)
  *AMR Corp. ............................................      3,100     360,956
   Delta Air Lines, Inc. ................................      8,400     846,300
                                                                     -----------
                                                                       1,207,256
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $26,169,618)..................             33,539,758
--------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
 HEALTH CARE (0.0%)
  Fresenius Medical Care AG (COST $79)...................        800          48
--------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
--------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES (31.7%)
--------------------------------------------------------------------------------
 U.S. TREASURY BONDS (18.7%)
  10.375%, 11/15/12...................................... $4,500,000   5,942,813
  7.25%, 5/15/16.........................................  3,750,000   4,184,767
                                                                     -----------
                                                                      10,127,580
--------------------------------------------------------------------------------
 U.S. TREASURY NOTES (13.0%)
  5.625%, 1/31/98........................................  1,000,000   1,000,000
  5.50%, 11/15/98........................................  2,500,000   2,497,658
  8.00%, 8/15/99.........................................     25,000      25,984
  6.375%, 8/15/02........................................    200,000     205,125

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES--(CONTINUED)
 5.875%, 2/15/04........................................ $2,500,000 $ 2,510,158
 7.25%, 5/15/04.........................................    750,000     806,953
                                                                    -----------
                                                                      7,045,878
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $16,613,013).....             17,173,458
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.9%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $2,652,237,
  collateralized by $2,541,707 of various U.S. Treasury
  Notes, 5.50%-8.75% due 5/15/00-6/30/02, valued at
  $2,652,496 (COST $2,651,000)..........................  2,651,000   2,651,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%) (COST $45,433,710) (A)........             53,364,264
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%).....................                754,157
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $54,118,421
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +  See Note A to Financial Statements
  *  Non-Income Producing Security
ADR American Depositary Receipt
 (a) The cost for Federal income tax purposes was $45,433,710. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $7,930,554. This consisted of aggregate gross unrealized appreciation for all securities of $8,474,124 and gross unrealized depreciation for all securities of $543,570.


   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997


                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.7%)
  Boeing Co. ................................................. 2,400  $  114,900
 *DONCASTERS plc ADR.......................................... 2,500      67,344
  Sundstrand Corp. ........................................... 1,700      92,437
  United Technologies Corp. .................................. 2,300     161,000
                                                                      ----------
                                                                         435,681
--------------------------------------------------------------------------------
BASIC MATERIALS (13.4%)
  Air Products & Chemical, Inc. ..............................   350      26,600
 *Alumax, Inc. ............................................... 3,775     122,688
  Champion International Corp. ............................... 1,200      66,225
  Du Pont (E.I.) de Nemours & Co. ............................ 2,200     125,125
  Georgia-Pacific Corp. ......................................   700      59,369
  Grace (W.R.) & Co. ......................................... 2,525     171,700
  IMC Global, Inc. ........................................... 2,550      85,903
  Morton International, Inc. ................................. 3,700     122,100
  Placer Dome, Inc. .......................................... 5,700      88,350
  USX-US Steel Group, Inc. ................................... 3,000     102,000
  Weyerhaeuser Co. ...........................................   950      45,363
                                                                      ----------
                                                                       1,015,423
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (13.2%)
  Case Corp. ................................................. 1,900     113,644
  Caterpillar Inc. ........................................... 4,050     207,562
  Cooper Industries, Inc. .................................... 2,450     127,706
  Deere & Co. ................................................ 3,900     205,237
  Flowserve Corp. ............................................   156       4,641
  Foster Wheeler Corp. .......................................   300       9,844
  Harnischfeger Industries, Inc. ............................. 1,100      43,313
  Ingersoll-Rand Co. ......................................... 3,825     148,936
  Kennametal, Inc. ........................................... 1,600      77,600
  York International Corp. ................................... 1,300      59,313
                                                                      ----------
                                                                         997,796
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.1%)
  Exide Corp. ................................................ 1,450      33,803
 *Federated Department Stores, Inc. .......................... 3,800     167,200

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--(CONTINUED)
  General Motors Corp. ...................................... 2,175  $   139,608
  Time Warner, Inc. ......................................... 2,800      161,525
 *U.S. West Media Group...................................... 7,500      189,375
                                                                     -----------
                                                                         691,511
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.7%)
  Unilever N.V.--New York Shares............................. 2,400      128,100
--------------------------------------------------------------------------------
ELECTRONICS (3.6%)
  Emerson Electric Co. ...................................... 2,900      152,069
  Grainger (W.W.) Inc. ...................................... 1,400      122,412
                                                                     -----------
                                                                         274,481
--------------------------------------------------------------------------------
ENERGY (14.7%)
 *BJ Services Co. ........................................... 1,500      127,125
  Coastal Corp. ............................................. 1,775      106,722
  Dresser Industries, Inc. .................................. 2,025       85,303
  Halliburton Co. ........................................... 2,750      163,969
  Noble Affiliates, Inc. .................................... 1,600       65,700
 *Noble Drilling Corp. ...................................... 2,800       99,575
 *Reading & Bates Corp. ..................................... 2,900      122,887
  Tidewater, Inc. ...........................................   900       59,119
  Transocean Offshore, Inc. ................................. 3,000      162,000
 *United Meridian Corp. ..................................... 3,500      118,781
                                                                     -----------
                                                                       1,111,181
--------------------------------------------------------------------------------
FINANCIAL SERVICES (15.5%)
  Allstate Corp. ............................................ 1,900      157,581
  American International Group, Inc. ........................ 1,900      193,919
  Bank of New York Co., Inc. ................................ 2,700      127,069
  Bear Stearns Cos., Inc. ................................... 1,470       58,341
  Chase Manhattan Corp. .....................................   700       80,762
  First Union Corp. ......................................... 3,600      176,625
 *Highlands Insurance Group..................................    57        1,311
  Household International, Inc. .............................   600       67,950
  National City Corp. ....................................... 2,475      147,881

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES--(CONTINUED)
  Norwest Corp. .............................................. 5,100  $  163,519
                                                                      ----------
                                                                       1,174,958
--------------------------------------------------------------------------------
HEALTH CARE (2.8%)
  Aetna, Inc. ................................................ 1,700     120,806
  Columbia/HCA Healthcare Corp. .............................. 3,300      93,225
                                                                      ----------
                                                                         214,031
--------------------------------------------------------------------------------
MULTI-INDUSTRY (4.1%)
  Loews Corp. ................................................ 2,800     312,725
--------------------------------------------------------------------------------
TECHNOLOGY (6.2%)
 *Ceridian Corp. ............................................. 2,000      78,125
  Texas Instruments, Inc. .................................... 1,300     138,694
  Thomas & Betts Corp. ....................................... 2,200     109,450
  Xerox Corp. ................................................ 1,800     142,762
                                                                      ----------
                                                                         469,031
--------------------------------------------------------------------------------
TRANSPORTATION (4.3%)
 *AMR Corp. ..................................................   800      93,150
  Burlington Northern, Inc. ..................................   525      49,875
  Delta Air Lines, Inc. ...................................... 1,800     181,350
                                                                      ----------
                                                                         324,375
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $5,717,736).........................         7,149,293
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
HEALTH CARE (0.0%)
  Fresenius Medical Care AG (COST $20)........................   225          13
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                               FACE
                                                              AMOUNT    VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.2%)
 Chase Securities, Inc., 5.60% dated 10/31/97, due 11/03/97, to be repurchased at $317,148, collateralized by $303,931
  of various U.S. Treasury Notes 5.50%-8.75% due 5/15/00-
  6/30/02, valued at $317,179 (COST $317,000)............... $317,000 $  317,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (COST $6,034,756) (A).............           7,466,306
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%).........................             115,701
--------------------------------------------------------------------------------
NET ASSETS (100%)...........................................          $7,582,007
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  +   See Note A to Financial Statements.
  *   Non-Income Producing Security
ADR American Depositary Receipt
 (a) The cost for Federal income tax purposes was $6,037,871. At October 31, 1997, net unrealized appreciation for all securities on tax cost was $1,428,435. This consisted of aggregate gross unrealized appreciation for all securities of $1,554,431, and the gross unrealized depreciation for all securities of $125,996.


   The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                             NWQ     NWQ VALUE
                                                          BALANCED     EQUITY
                                                          PORTFOLIO  PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................... $45,433,710 $6,034,756
                                                         =========== ==========
 Investments, at Value.................................. $53,364,264 $7,466,306
 Cash...................................................         113        921
 Interest Receivable....................................     478,793         49
 Receivable for Investments Sold........................     374,406     24,155
 Receivable for Portfolio Shares Sold...................      60,312    111,504
 Dividends Receivable...................................      23,257      5,137
 Receivable due from Investment Adviser--Note B.........         --       3,670
 Other Assets...........................................       1,295        159
-------------------------------------------------------------------------------
  Total Assets..........................................  54,302,440  7,611,901
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Shares Redeemed............................      95,510        152
 Payable for Investment Advisory Fees--Note B...........      33,361        --
 Payable for Administrative Fees--Note C................      10,817      7,984
 Payable for Custodian Fees--Note D.....................       2,662      1,062
 Distribution and Service Fees Payable--Note E..........      14,614        877
 Payable for Directors' Fees--Note G....................         726        612
 Other Liabilities......................................      26,329     19,207
-------------------------------------------------------------------------------
  Total Liabilities.....................................     184,019     29,894
-------------------------------------------------------------------------------
NET ASSETS.............................................. $54,118,421 $7,582,007
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................................ $44,378,004 $5,857,978
 Undistributed Net Investment Income....................     106,311        422
 Accumulated Net Realized Gain..........................   1,703,552    292,057
 Unrealized Appreciation................................   7,930,554  1,431,550
-------------------------------------------------------------------------------
NET ASSETS.............................................. $54,118,421 $7,582,007
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets............................................. $12,697,636 $5,096,690
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 25,000,000)..................................     857,102    277,297
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     14.81 $    18.38
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................................. $41,420,785 $2,485,317
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000)..................................   2,798,767    135,264
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     14.80 $    18.37
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                    NWQ                   NWQ
                                                  BALANCED            VALUE EQUITY
                                                 PORTFOLIO             PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..........................             $  368,464            $   59,888
 Interest...........................              1,179,693                23,216
----------------------------------------------------------------------------------
  Total Income......................              1,548,157                83,104
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees........................  $ 329,580             $ 35,666
  Less: Fees Waived.................   (103,517)    226,063  (35,666)         --
                                      ---------             --------
 Administrative Fees--Note C........                126,732                85,646
 Custodian Fees--Note D.............                  4,670                   969
 Distribution and Service Plan
  Fees--Note E:
  Institutional Service Class.......                145,874                 3,504
 Account Services Fee--Note F.......                 41,119                 3,198
 Directors' Fees--Note G............                  2,594                 2,247
 Audit Fees.........................                 16,282                13,930
 Printing Fees......................                 22,440                26,167
 Registration and Filing Fees.......                 20,698                17,462
 Other Expenses.....................                  8,305                 4,197
 Fees Assumed by Adviser--Note B....                    --               (102,963)
----------------------------------------------------------------------------------
  Total Expenses....................                614,777                54,357
 Expense Offset--Note A.............                    --                    --
----------------------------------------------------------------------------------
  Net Expenses......................                614,777                54,357
----------------------------------------------------------------------------------
NET INVESTMENT INCOME...............                933,380                28,747
----------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS....              1,712,730               300,616
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS..........................              6,839,163               979,347
----------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS.......              8,551,893             1,279,963
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................             $9,485,273            $1,308,710
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                             1997         1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $    933,380  $   301,601
 Net Realized Gain.....................................     1,712,730      111,335
 Net Change in Unrealized Appreciation/Depreciation....     6,839,163      841,697
-----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations.     9,485,273    1,254,633
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..................................      (245,374)    (178,657)
  Institutional Service Class..........................      (641,089)     (80,539)
 Net Realized Gain:
  Institutional Class..................................       (35,446)     (29,997)
  Institutional Service Class..........................       (84,765)         --
-----------------------------------------------------------------------------------
  Total Distributions..................................    (1,006,674)    (289,193)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
  Issued...............................................     6,073,340    7,412,068
    --In Lieu of Cash Distributions....................       280,813      208,650
  Redeemed.............................................    (4,173,967)  (4,990,173)
-----------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares..........     2,180,186    2,630,545
-----------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued...............................................    26,562,604   21,033,336
    --In Lieu of Cash Distributions....................       725,851       80,539
  Redeemed.............................................   (12,451,810)  (1,420,979)
-----------------------------------------------------------------------------------
 Net Increase from Institutional Service Class Shares..    14,836,645   19,692,896
-----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    17,016,831   22,323,441
-----------------------------------------------------------------------------------
 Total Increase........................................    25,495,430   23,288,881
Net Assets:
 Beginning of Period...................................    28,622,991    5,334,110
-----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $106,311 and $59,394, respectively)........  $ 54,118,421  $28,622,991
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on January 22, 1996.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $    28,747  $   33,093
 Net Realized Gain......................................      300,616     108,836
 Net Change in Unrealized Appreciation/Depreciation.....      979,347     435,937
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations..    1,308,710     577,866
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...................................      (30,242)    (31,968)
  Institutional Service Class...........................       (3,598)        --
 Net Realized Gain--Institutional Class.................     (117,395)     (2,209)
----------------------------------------------------------------------------------
  Total Distributions...................................     (151,235)    (34,177)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
 --------------------
  Issued................................................    2,132,517     950,630
    --In Lieu of Cash Distributions.....................      147,637      34,153
  Redeemed..............................................   (1,494,014)   (709,280)
----------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares...........      786,140     275,503
----------------------------------------------------------------------------------
 Institutional Service Class*:
 -----------------------------
  Issued................................................    2,589,371         --
    --In Lieu of Cash Distributions.....................        3,598         --
  Redeemed..............................................     (237,988)        --
----------------------------------------------------------------------------------
 Net Increase from Institutional Service Class Shares...    2,354,981         --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........    3,141,121     275,503
----------------------------------------------------------------------------------
 Total Increase.........................................    4,298,596     819,192
Net Assets:
 Beginning of Period....................................    3,283,411   2,464,219
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $422 and $5,515, respectively)..............  $ 7,582,007  $3,283,411
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on June 16,
  1997.

    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NWQ BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           INSTITUTIONAL CLASS SHARES
                                   ---------------------------------------------
                                    YEARS ENDED OCTOBER 31,     AUGUST 2, 1994**
                                   ---------------------------         TO
                                     1997      1996     1995    OCTOBER 31, 1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  12.39  $  11.24  $  9.84       $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........      0.31      0.31     0.32         0.06
 Net Realized and Unrealized Gain
  (Loss) on Investments..........      2.47      1.21     1.40        (0.19)
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................      2.78      1.52     1.72        (0.13)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........     (0.31)    (0.30)   (0.32)       (0.03)
 Net Realized Gain...............     (0.05)    (0.07)     --           --
--------------------------------------------------------------------------------
  Total Distributions............     (0.36)    (0.37)   (0.32)       (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $  14.81  $  12.39  $ 11.24       $ 9.84
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+....................     22.82%    13.68%   17.80%       (1.30)%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..........................  $ 12,697  $  8,624  $ 5,334       $1,584
Ratio of Expenses to Average Net
 Assets..........................      1.00%     1.01%    1.04%        1.00%*
Ratio of Net Investment Income to
 Average Net Assets..............      2.29%     2.79%    3.30%        3.59%*
Portfolio Turnover Rate..........        20%       31%      31%           1%
Average Commssion Rate #.........  $ 0.0619  $ 0.0717      N/A          N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.......................  $   0.03  $   0.14  $  0.26       $ 0.21
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................      1.00%     1.00%    1.00%         N/A
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class shares
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                    INSTITUTIONAL SERVICE CLASS SHARES
                                   -------------------------------------
                                         YEAR        JANUARY 22, 1996***
                                        ENDED                TO
                                   OCTOBER 31, 1997   OCTOBER 31, 1996
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................      $ 12.37             $ 11.57
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........         0.26                0.21
 Net Realized and Unrealized Gain
  (Loss) on Investments..........         2.47                0.78
------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................         2.73                0.99
------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........        (0.25)              (0.19)
 Net Realized Gain...............        (0.05)                --
------------------------------------------------------------------------
  Total Distributions............        (0.30)              (0.19)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...      $ 14.80             $ 12.37
------------------------------------------------------------------------
------------------------------------------------------------------------
TOTAL RETURN+....................        22.39%               8.60%++
------------------------------------------------------------------------
------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..........................      $41,421             $19,999
Ratio of Expenses to Average Net
 Assets..........................         1.40%               1.41%*
Ratio of Net Investment Income to
 Average Net Assets..............         1.89%               2.39%*
Portfolio Turnover Rate..........           20%                 31%
Average Commssion Rate #.........      $0.0619             $0.0717
------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.......................      $  0.03             $  0.09
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................         1.40%               1.40%*
------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class shares
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         INSTITUTIONAL SERVICE
                                  INSTITUTIONAL CLASS SHARES                 CLASS SHARES
                          ---------------------------------------------- ---------------------
                               YEARS ENDED          SEPTEMBER 21, 1994**   JUNE 16, 1997***
                          ------------------------           TO                   TO
                           1997     1996     1995     OCTOBER 31, 1994     OCTOBER 31, 1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 14.13  $ 11.65  $ 9.98         $10.00               $ 17.39
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.11     0.14    0.12           0.01                  0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     4.76     2.49    1.65#         (0.03)                 1.00
----------------------------------------------------------------------------------------------
  Total from Investment
   Operations...........     4.87     2.63    1.77          (0.02)                 1.01
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..    (0.12)   (0.14)  (0.10)           --                  (0.03)
 Net Realized Gain......    (0.50)   (0.01)    --             --                    --
----------------------------------------------------------------------------------------------
  Total Distributions...    (0.62)   (0.15)  (0.10)           --                  (0.03)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 18.38  $ 14.13  $11.65         $ 9.98               $ 18.37
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL RETURN+...........    35.77%   22.69%  17.84%         (0.20)%++              5.81%++
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......  $ 5,097  $ 3,283  $2,464         $  253               $ 2,485
Ratio of Expenses to Av-
 erage Net Assets.......     1.00%    1.03%   1.21%          1.00%*                1.40%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     0.66%    1.11%   1.39%          1.36%*                0.09%*
Portfolio Turnover Rate.       31%      25%      4%             0%                   31%
Average Commission Rate
 #......................  $0.0627  $0.0705     N/A            N/A               $0.0627
----------------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..  $  0.46  $  0.52  $ 0.82         $ 1.06               $  0.23
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.00%    1.00%   1.00%           N/A                  1.40%*
----------------------------------------------------------------------------------------------

 *  Annualized
 ** Commencement of Operations
*** Initial Offering of Institutional Service Class Shares
 + Total return would have been lower had the Advisor not waived and assumed certain expenses during the period.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                NWQ PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

  NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO seeks to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the

                                NWQ PORTFOLIOS
  principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the NWQ Balanced and NWQ Value Equity Portfolios at a monthly fee calculated at an annual rate of 0.70% of each Portfolio's average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep each Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets for each Portfolio's Institutional Class Shares and 1.40% of the average daily net assets for each Portfolio's Institutional Service Class Shares until February 28, 1999.

                                NWQ PORTFOLIOS

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% and 0.04% of average daily net assets of NWQ Balanced Portfolio and NWQ Value Equity Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolio as Administrator and paid the following portion to CGFSC for their services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
NWQ PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Balanced............................................    $126,732      $98,488
Value Equity........................................      85,646       83,609

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.

The NWQ Portfolios have adopted a Distribution and Service Plan (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of their net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of each Portfolios' net assets. Each Portfolio's Institutional Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

In addition, the NWQ Portfolios' Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("the Service Provider"), a

                                NWQ PORTFOLIOS
wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

NWQ PORTFOLIOS                                             PURCHASES    SALES
--------------                                            ----------- ----------
Balanced................................................. $17,652,245 $7,555,577
Value Equity.............................................   4,208,597  1,454,028

Purchases and sales of long-term U.S. Government securities were approximately $14,210,781 and $600,000, respectively, for NWQ Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for NWQ Value Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

                                NWQ PORTFOLIOS

J. OTHER: Transactions in capital shares for the Portfolios, by class, were as follows:

                                                                  INSTITUTIONAL
                          INSTITUTIONAL CLASS SHARES          SERVICE CLASS SHARES*
                          ------------------------------    -------------------------
                           YEAR ENDED       YEAR ENDED      PERIOD ENDED PERIOD ENDED
                           OCTOBER 31,      OCTOBER 31,     OCTOBER 31,  OCTOBER 31,
                              1997             1996             1997         1996
                          -------------    -------------    ------------ ------------
NWQ BALANCED PORTFOLIO:
Shares Issued...........         448,160          625,426    2,026,550    1,729,243
In Lieu of Cash Distri-
 butions................          20,838           17,597       53,941        6,660
Shares Redeemed.........        (308,186)        (421,298)    (898,610)    (119,017)
                           -------------    -------------    ---------    ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........         160,812          221,725    1,181,881    1,616,886
                           =============    =============    =========    =========
NWQ VALUE EQUITY PORTFO-
 LIO:
Shares Issued...........         127,379           72,988      147,786
In Lieu of Cash Distri-
 butions................          10,331            2,614          199
Shares Redeemed.........         (92,847)         (54,688)     (12,721)
                           -------------    -------------    ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........          44,863           20,914      135,264
                           =============    =============    =========

At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were as follows:

                                                           NO. OF
NWQ PORTFOLIOS                                          SHAREHOLDERS % OWNERSHIP
--------------                                          ------------ -----------
Balanced--Institutional Class..........................       2         60.8%
Balanced--Institutional Service Class..................       4         63.4%
Value Equity Institutional Class.......................       2         41.2%
Value Equity Institutional Service Class...............       1        100.0%

At October 31, 1997, 5.7% of the NWQ Value Equity Portfolio's shares were beneficially held by a related party of the portfolio.
--------
* Initial offering of Institutional Service Class Shares for NWQ Balanced and NWQ Value Equity began on January 22, 1996 and June 16, 1997, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Balanced Portfolio
NWQ Value Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1997 NWQ Balanced Portfolio and NWQ Value Equity Portfolio hereby designate $97,000 and $61,000, respectively, as long-term capital gains dividends for the purpose of the dividend paid deduction on their Federal income tax return.

For the period ended October 31, 1997 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 23.7% and 56.2%, respectively, for NWQ Balanced Portfolio and NWQ Value Equity Portfolio. For the period ended October 31, 1997, the percentage of income earned from direct Treasury obligations for NWQ Balanced Portfolio is 62.3%.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Fund" or the "Fund") for the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.....................................    2

PURCHASE AND REDEMPTION OF SHARES......................................   14

VALUATION OF SHARES....................................................   16

SHAREHOLDER SERVICES...................................................   17

INVESTMENT LIMITATIONS.................................................   18

MANAGEMENT OF THE FUND.................................................   19

INVESTMENT ADVISER.....................................................   23

PORTFOLIO TRANSACTIONS.................................................   26

ADMINISTRATIVE SERVICES................................................   27

CUSTODIAN..............................................................   29

INDEPENDENT ACCOUNTANTS................................................   30

DISTRIBUTOR............................................................   30

PERFORMANCE CALCULATIONS...............................................   30

GENERAL INFORMATION....................................................   32

FINANCIAL STATEMENTS...................................................   34

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS....................  A-1

APPENDIX B - COMPARISONS...............................................  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios (the "Portfolios") as set forth in the Rice, Hall, James Portfolios' Prospectus.

LENDING OF SECURITIES

     Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

     Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by the funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;


     (2) Commercial paper and A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by securities listed above.

INVESTMENTS IN FOREIGN SECURITIES

     Investors in the Portfolios should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of each Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversions between various currencies. Each Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     Each Portfolio may enter into forward contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, a Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, such Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account of each Portfolio in an amount equal to the value of each Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     The Portfolios may enter into futures and options and interest rate futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of each Portfolio. The Portfolios will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     Each Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposit on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than such Portfolio's securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom such Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

     Each Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

OPTIONS ON FOREIGN CURRENCIES

     Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written of (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

     Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

     In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PORTFOLIO TURNOVER

     The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Small Cap and Small/Mid Cap Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day;

Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank is closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

     Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of the signature guarantee is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and/or the registered address, or (2) share transfer requests.


     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Transfer Agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                             SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Rice, Hall, James Portfolios' Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for Institutional Class Shares of the other Rice, Hall, James Portfolio. In addition, Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC, the Fund's Transfer Agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. The Portfolios' fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of each Portfolio. The Portfolios will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4)  underwrite the securities of other issuers;

     (5) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (6) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (7)  purchase on margin or sell short except as specified in (6) above;

     (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (9) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years. As of December 31, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


John T. Bennett, Jr.                Director of the Fund;
College Road-RFD 3                  President of Squam
Meredith, NH 03253                  Investment Management
   1/26/29                          Company, Inc. and Great
                                    Island Investment Company,
                                    Inc.; President of Bennett
                                    Management Company from
                                    1988 to 1993.

Nancy J. Dunn                       Director of the Fund; Vice
10 Garden Street                    President for Finance and
Cambridge, MA  02138                Administration and
   8/14/51                          Treasurer of Radcliffe
                                    College since 1991.

Philip D. English                   Director of the Fund;
16 West Madison Street              President and Chief
Baltimore, MD 21201                 Executive Officer of
   8/15/48                          Broventure Company, Inc.;
                                    Chairman of the Board of
                                    Chektec Corporation and
                                    Cyber Scientific, Inc.

William A. Humenuk                  Director of the Fund;
4000 Bell Atlantic Tower            Partner in the Philadelphia
1717 Arch Street                    office of the law firm
Philadelphia, PA 19103              Dechert Price & Rhoads;
   4/21/42                          Director, Hofler Corp.

Norton H. Reamer*                   Director, President and
One International Place             Chairman of the Fund;
Boston, MA 02110                    President, Chief Executive
   3/21/35                          Officer and a Director of
                                    United Asset Management
                                    Corporation; Director,
                                    Partner or Trustee of each
                                    of the Investment Companies
                                    of the Eaton Vance Group of
                                    Mutual Funds.

Charles H. Salisbury, Jr. *         Director of the Fund;
One International Place             Executive Vice President of
Boston, MA  02110                   United Asset Management
   8/24/40                          Corporation; formerly an
                                    Executive Officer and
                                    Director of T. Rowe Price
                                    and President and Chief
                                    Investment Officer of T.
                                    Rowe Price Trust Company.

Peter M. Whitman, Jr.*       Director of the Fund;
One Financial Center         President and Chief
Boston, MA 02111             Investment Officer of Dewey
7/1/43                       Square Investors
                             Corporation since 1988;
                             Director and Chief
                             Executive Officer of H.T.
                             Investors, Inc., formerly a
                             subsidiary of Dewey Square.

William H. Park              Vice President of the Fund;
One International Place      Executive Vice President
Boston, MA 02110             and Chief Financial Officer
9/19/47                      of United Asset Management
                             Corporation.

Gary L. French               Treasurer of the Fund;
211 Congress Street          President of UAM Fund
Boston, MA 02110             Services, Inc. and UAM Fund
7/4/51                       Distributors, Inc.; Vice
                             President of Operations,
                             Development and Control of
                             Fidelity Investments in
                             1995; Treasurer of the
                             Fidelity Group of Mutual
                             Funds from 1991 to 1995.

Robert R. Flaherty           Assistant Treasurer of the
211 Congress Street          Fund; Vice President of UAM
Boston, MA 02110             Fund Services, Inc.; former
9/18/63                      Manager of Fund
                             Administration and
                             Compliance of Chase Global
                             Fund Services Company from
                             1995 to 1996; Senior
                             Manager of Deloitte &
                             Touche LLP from 1985 to
                             1995.

Gordon M. Shone              Assistant Treasurer of the
73 Tremont Street            Fund; Vice President of
Boston, MA  02108            Fund Administration and
7/30/56                      Compliance of Chase Global
                             Funds Services Company;
                             formerly Senior Audit
                             Manager of Coopers &
                             Lybrand LLP from 1983 and
                             1993.


Michael DeFao                Secretary of the Fund; Vice
211 Congress Street          President and General
Boston, MA 02110             Counsel of UAM Fund
2/28/68                      Services, Inc. and UAM Fund
                             Distributors, Inc.;
                             Associate Attorney of Ropes
                             & Gray (a law firm) from
                             1993 to 1995.

Karl O. Hartmann             Assistant Secretary of the
73 Tremont Street            Fund; Senior Vice President
Boston, MA 02108             and General Counsel of
3/7/55                       Chase Global Funds Services
                             Company.

------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.


                                         Pension or
                                         Retirement                   Total
                                          Benefits     Estimated   Compensation
Registrant                  Aggregate    Accrued as      Annual       from
Name of Person,           Compensation    Part of    Benefits Upon  and Fund
Position               From Registrant Fund Expenses   Retirement    Complex
---------------------- --------------- ------------- ------------- ------------

John T. Bennett, Jr.
  Director............       $26,791          0             0         $32,750
Nancy J. Dunn
  Director............       $ 6,774          0             0         $ 8,300
Philip D. English
  Director............       $26,791          0             0         $32,750
William A. Humenuk
  Director............       $26,791          0             0         $32,750

PRINCIPAL HOLDERS OF SECURITIES

     As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolios:

     Rice, Hall, James Small Cap Portfolio: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA,
22.9%.

     Rice, Hall, James Small/Mid Cap Portfolio:  Hartnat & Co., Nana Regional,
Attn: 0173440-070, P.O. Box 92800, Rochester, NY, 26.7% and Charles Schwab & Co., Inc., FBO Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 6.4%.

_____________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Rice, Hall, James & Associates (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980, for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

     Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

Rice, Hall, James Small Cap Portfolio

     The Adviser applies a value oriented approach to small capitalization growth stocks. The Rice, Hall, James Small Cap Portfolio is constructed through bottom up research where stocks selected must possess catalysts -- positive fundamental changes which the Adviser believes should lead to greater investor recognition and, subsequently, higher stock prices. The price earnings ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamental assumptions or catalysts occur.

Rice, Hall, James Small/Mid Cap Portfolio

     The Adviser practices a fundamentally driven bottom-up research approach. This approach focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser requires that candidates for inclusion in the Portfolio have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess catalysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change, end market expansion, etc. Most importantly, the Adviser must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. Stocks are sold when they reach their upside target, violate the present downside limit or when a deterioration of the fundamental assumptions or catalysts occurs.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included University of Kansas Endowment, San Diego Society of Natural History, American Business Products, City of San Diego and California Western School of Law.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to each Portfolio's average daily net assets for the month:

                                                              Rate
Small Cap Portfolio                                          0.75%

Small/Mid Cap Portfolio                                      0.80%

     For the fiscal years ended October 31, 1995, 1996 and 1997, the Small Cap Portfolio paid advisory fees of approximately $85,000, $197,797 and $320,608, respectively. During the same periods, the Adviser voluntarily waived advisory fees of approximately $15,000, $0 and $0, respectively. For the period November 1, 1996 (commencement of operations) to October 31, 1997, the Small/Mid Cap Portfolio paid advisory fees of $0. During the same period, the Adviser voluntarily waived fees of $42,239 for the Small/Mid Cap Portfolio.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Small Cap Portfolio paid brokerage commissions of approximately $48,167, $72,700 and $93,309, respectively. For the period

November 1 1996 (commencement of operations) to October 31, 1997, the Small/MidCap Portfolio paid brokerage commissions of $31,408.

     Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

     The Board of Directors of the Fund approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

     UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

     Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                             Annual Rate
          Small Cap Portfolio                                       0.04%
          Small/Mid Cap Portfolio                                   0.04%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Services Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

     For the fiscal years ended October 31, 1995, 1996 and 1997, administrative fees paid by Small Cap Portfolio totaled approximately $52,000, $88,251 and $93,851, respectively. Of the fees paid during the years ended October 31, 1996 and 1997, the Small Cap Portfolio paid $81,427 and $76,774 to CGFSC and $6,824 and $17,077 to UAMFSI, respectively. For the period November 1, 1996 (commencement of operations) to October 31, 1997, administrative fees paid by the Small/Mid Cap Portfolio totaled approximately $36,970. Of such amount, $34,858 was paid to CGFSC and $2,112 was paid to UAMFSI.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

     Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Small Cap Portfolio and Small/Mid Cap Portfolio paid the Service Provider $4,801 and $ 0, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

     The Distributor received no compensation for its services directly or indirectly from either of the Small Cap Portfolio or the Small/Mid Cap Portfolio during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total rates of return for the Institutional Class Shares of the Rice, Hall, James Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                            Since
                                          Inception
                             One Year      Through
                              Ended       Year Ended
                           October 31,   October 31,   Inception
                               1997          1997        Date
                           ------------  ------------  ---------
Small Cap Portfolio......        31.44%        31.47%     7/1/94
Small/Mid Cap Portfolio..        26.76%        26.76%    11/1/96

     These figures are calculated according to the following formula:

     P(1 +T )/n/ = ERV

where:

     P      =    a hypothetical initial payment of $1,000
     T      =    average annual total return
     n      =    number of years
     ERV    =    ending redeemable value of a hypothetical 1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).



COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor shares of these Portfolios have been offered to the public.

     Shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so.
A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the Small Cap and Small/Mid Cap Portfolios for the fiscal year ended October 31, 1997, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better;

(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolios will agree to repurchase such instruments, at the Portfolios' option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) S&P Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 Index -- consists of the smallest 2,000 companies in the Russell 3000 Index, a U.S. equity index of the 3,000 large U.S. companies, with an average market capitalization of $1.74 billion.

     (p) Russell Midcap Index -- consists of the smallest 800 companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

     (q) Russell Top 200 Index -- is an unmanaged index of the 200 largest companies in the Russell 2000 Index.

     (r) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (s) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (t) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (u) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (v) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (w)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (x) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (y) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
-------------------------------------------------------------------------------
BANKS (5.7%)
 *AmeriCredit Corp.........................................  20,000 $   581,250
 *Granite Financial, Inc...................................  34,000     348,500
 *Surety Capital Corp......................................  90,000     618,750
  UnionBancorp, Inc. ......................................  40,000     700,000
 *Willis Lease Finance Corp................................  40,000     720,000
                                                                    -----------
                                                                      2,968,500
-------------------------------------------------------------------------------
BASIC INDUSTRIES (18.6%)
 *Benchmark Electronics, Inc...............................  25,000     623,437
  Brunswick Technologies, Inc..............................  25,000     462,500
  Excel Industries, Inc....................................  27,000     480,938
 *Flanders Corp. ..........................................  60,000     472,500
  Harmon Industries, Inc. .................................  40,000   1,070,000
 *Holophane Corp. .........................................  25,000     562,500
 *Mansur Industries, Inc. .................................  25,000     537,500
  NN Ball & Roller, Inc. ..................................  50,000     437,500
 *Northwest Pipe Co. ......................................  30,000     712,500
  Spartech Corp. ..........................................  50,000     793,750
 *Tetra Tech, Inc. ........................................  25,000     643,750
 *TETRA Technologies, Inc..................................  50,000   1,153,125
 *Universal Stainless & Alloy Products, Inc................  50,000     743,750
 *Whitehall Corp. .........................................  20,000     370,000
  X-Rite, Inc..............................................  30,000     562,500
                                                                    -----------
                                                                      9,626,250
-------------------------------------------------------------------------------
CONSUMER DURABLES (5.9%)
 *Carson, Inc..............................................  50,000     450,000
  Cavalier Homes, Inc......................................  86,000     843,875
 *Keystone Automotive Industries, Inc......................  35,000     761,250
  Rock of Ages Corp........................................  30,000     566,250
 *TurboChef, Inc. .........................................  37,000     416,250
                                                                    -----------
                                                                      3,037,625
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (10.3%)
 *Belmont Homes, Inc........................................  55,000 $   398,750
 *Craig Corp................................................  30,000     566,250
 *Home Products International, Inc..........................  70,000     831,250
 *O'Charleys, Inc...........................................  45,000     821,250
 *Quiksilver, Inc...........................................  20,000     590,000
 *Rio Hotel & Casino, Inc. .................................  36,000     789,750
 *Tarrant Apparel Group.....................................  15,000     178,125
 *The Harvey Entertainment Company..........................  27,400     383,600
 *Vans, Inc. ...............................................  20,000     335,000
  Zindart Ltd. ADR..........................................  37,000     462,500
                                                                     -----------
                                                                       5,356,475
--------------------------------------------------------------------------------
ENERGY RELATED (11.3%)
  Domain Energy Corp........................................  75,000   1,293,750
 *Fortune Natural Resources Corp............................  75,000     215,625
 *HS Resources, Inc.........................................  76,000   1,339,500
 *Magnum Hunter Resources Inc............................... 120,000     847,500
  Midcoast Energy Resources, Inc............................  35,000     842,188
 *Swift Energy Co...........................................  45,000   1,167,187
  Transcoastal Marine Services, Inc.........................   5,000     121,250
                                                                     -----------
                                                                       5,827,000
--------------------------------------------------------------------------------
HEALTH CARE (10.6%)
 *Andrx Corp................................................  20,000     747,500
 *Curative Health Services, Inc. ...........................  15,000     448,125
  First Commonwealth, Inc. .................................  50,000     712,500
 *IGEN International, Inc. .................................  50,000     568,750
  Meridian Diagnostics, Inc. ...............................  55,000     598,125
 *Prime Medical Services, Inc. .............................  90,000   1,170,000
 *ResMed, Inc. .............................................  30,000     817,500
 *Texas Biotechnology Corp..................................  80,000     430,000
                                                                     -----------
                                                                       5,492,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (4.3%)
  Argonaut Group, Inc.......................................  15,000 $   474,375
  Chartwell Re Corp. .......................................  13,000     420,875
  E. W. Blanch Holdings, Inc. ..............................  15,000     502,500
 *Superior National Insurance Group, Inc....................  60,000     855,000
                                                                     -----------
                                                                       2,252,750
--------------------------------------------------------------------------------
NATURAL RESOURCES (2.3%)
 *Layne Christensen Co. ....................................  60,000   1,185,000
--------------------------------------------------------------------------------
RETAIL (5.9%)
 *Kenneth Cole Productions, Inc., Class A...................  15,000     206,250
 *Marks Bros. Jewelers, Inc. ...............................  40,000     610,000
 *Piercing Pagoda, Inc. ....................................  20,000     500,000
 *Stage Stores, Inc. .......................................  15,000     540,000
  Tropical Sportsware International Corp. ..................  25,000     300,000
 *The Bombay Company, Inc. ................................. 145,000     879,062
                                                                     -----------
                                                                       3,035,312
--------------------------------------------------------------------------------
SERVICES (5.9%)
 *Butler International, Inc. ...............................  45,000     810,000
 *Daisytek International Corp. .............................   5,000     190,625
 *F.Y.I., Inc. .............................................  25,000     621,875
 *The Vincam Group, Inc. ...................................  20,000     625,000
 *United Stationers, Inc. ..................................  20,000     795,000
                                                                     -----------
                                                                       3,042,500
--------------------------------------------------------------------------------
TECHNOLOGY (13.7%)
 *Barringer Technologies, Inc. .............................  25,000     242,188
 *DataWorks, Corp. .........................................  50,000     990,625
  FARO Technologies, Inc. ..................................  40,000     540,000
  H.T.E., Inc. .............................................  65,000   1,080,625
 *INTERSOLV, Inc. .......................................... 100,000   1,250,000
 *Phoenix International Ltd., Inc. .........................  70,000   1,207,500
 *Pomeroy Computer Resources, Inc. .........................  30,000     765,000
  Power-One, Inc. ..........................................  55,000   1,017,500
                                                                     -----------
                                                                       7,093,438
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.3%)
 *APAC Teleservices, Inc...................................  28,000 $   381,500
  IWL Communications, Inc..................................  40,000     450,000
  Tadiran Telecommunications Ltd...........................  20,000     452,500
  Wireless Telecom Group, Inc. ............................  55,000     429,688
                                                                    -----------
                                                                      1,713,688
-------------------------------------------------------------------------------
TRANSPORTATION (1.1%)
  International Total Services, Inc........................  40,000     585,000
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $42,264,443).....................          51,216,038
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $42,264,443) (A)...........          51,216,038
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)........................             556,113
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................         $51,772,151
================================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for Federal income tax purposes was $42,275,441. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $8,940,597. This consisted of aggregate gross unrealized appreciation for all securities of $10,240,353 and aggregate gross unrealized depreciation for all securities of $1,299,756.

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
-------------------------------------------------------------------------------
BANKS (3.6%)
  National Commerce Bancorp................................. 16,000 $   466,000
-------------------------------------------------------------------------------
BASIC INDUSTRIES (14.9%)
  Dexter Corp............................................... 12,000     471,000
  General Signal Corp....................................... 11,000     441,375
  *Hexcel Corporation....................................... 16,600     445,088
  Mark IV Industries, Inc................................... 16,305     395,396
  *Royal Group Technologies, Ltd............................  7,000     177,625
                                                                    -----------
                                                                      1,930,484
-------------------------------------------------------------------------------
CAPITAL CONSTRUCTION (2.3%)
 *Jacobs Engineering Group, Inc............................. 10,800     291,600
-------------------------------------------------------------------------------
CONSUMER DURABLES (4.2%)
  International Game Technology............................. 21,300     544,481
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (11.5%)
  Applebee's International, Inc............................. 11,600     255,200
 *Harrah's Entertainment, Inc............................... 19,600     385,875
  Sysco Corp................................................ 10,500     420,000
  Warnaco Group, Inc........................................ 15,300     432,225
                                                                    -----------
                                                                      1,493,300
-------------------------------------------------------------------------------
ENERGY RELATED (3.9%)
 *Weatherford Enterra, Inc.................................. 10,000     510,625
-------------------------------------------------------------------------------
HEALTH CARE (15.6%)
 *Acuson Corp............................................... 16,000     300,000
 *Alza Corp................................................. 16,800     437,850
  DENTSPLY International, Inc............................... 16,600     471,025
 *HEALTHSOUTH Corp.......................................... 13,000     332,312
 *Sofamor Danek Group, Inc..................................  7,000     482,125
                                                                    -----------
                                                                      2,023,312
-------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (12.1%)
  HCC Insurance Holdings, Inc................................ 14,000 $   327,250
  Mercury General Corp.......................................  8,000     339,500
  Mutual Risk Management Ltd................................. 16,400     425,375
  Orion Capital Corp......................................... 10,700     481,500
                                                                     -----------
                                                                       1,573,625
--------------------------------------------------------------------------------
RETAIL (11.4%)
 *Cole National Corp., Class A...............................  6,400     271,200
 *Linens 'N Things, Inc......................................  9,800     352,188
 *Michaels Stores, Inc....................................... 12,500     371,875
 *Zale Corp.................................................. 19,000     479,750
                                                                     -----------
                                                                       1,475,013
--------------------------------------------------------------------------------
SERVICES (7.1%)
 *Concord EFS, Inc........................................... 18,500     548,063
  Lesco, Inc................................................. 13,000     269,750
 *SITEL Corp................................................. 12,000     106,500
                                                                     -----------
                                                                         924,313
--------------------------------------------------------------------------------
TECHNOLOGY (3.4%)
 *Gemstar International Group Ltd............................  9,800     213,150
 *Network Appliance, Inc.....................................  4,500     223,875
                                                                     -----------
                                                                         437,025
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.2%)
 *PanAmSat Corp..............................................  6,800     283,050
--------------------------------------------------------------------------------
TRANSPORTATION (5.6%)
  ASA Holdings, Inc.......................................... 16,600     456,500
  Interpool, Inc............................................. 16,850     269,600
                                                                     -----------
                                                                         726,100
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $11,806,865).......................         12,678,928
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $686,320, collateralized
  by $657,718 of various U.S. Treasury Notes, 5.50%-8.75%
  due 5/15/00-6/30/02, valued at $686,387
  (COST $686,000)........................................ $686,000 $   686,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%) (COST $12,492,865) (a)........           13,364,928
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-3.1%)...............             (407,467)
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $12,957,461
===============================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for Federal income tax purposes was $12,493,353. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $871,575. This consisted of aggregate gross unrealized appreciation for all securities of $1,159,679 and aggregate gross unrealized depreciation for all securities of $288,104.


   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                      SMALL CAP   SMALL/MID CAP
                                                      PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................... $42,264,443   $12,492,865
                                                     ===========   ===========
 Investments, at Value ............................. $51,216,038   $13,364,928
 Cash...............................................         --            695
 Receivable for Investments Sold....................   3,316,549           --
 Receivable for Portfolio Shares Sold...............     448,895        71,080
 Dividends Receivable...............................      10,480           639
 Interest Receivable................................         --            106
 Other Assets.......................................       1,114           146
-------------------------------------------------------------------------------
  Total Assets......................................  54,993,076    13,437,594
-------------------------------------------------------------------------------
LIABILITIES
 Due to Custodian Bank--Note D......................   2,233,291           --
 Payable for Investments Purchased..................     555,625       432,077
 Payable for Portfolio Shares Redeemed..............     356,427         5,060
 Payable for Investment Advisory Fees--Note B.......      35,237        16,473
 Payable for Administrative Fees--Note C............       8,239         4,074
 Payable for Custodian Fees--Note D.................       4,023         1,104
 Payable for Account Services Fees--Note F .........         453           --
 Payable for Directors' Fees--Note G................         702           613
 Other Liabilities..................................      26,928        20,732
-------------------------------------------------------------------------------
  Total Liabilities.................................   3,220,925       480,133
-------------------------------------------------------------------------------
NET ASSETS.......................................... $51,772,151   $12,957,461
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital.................................... $36,871,841   $11,923,355
 Undistributed Net Investment Income (Loss).........    (224,474)        3,479
 Accumulated Net Realized Gain......................   6,173,189       158,564
 Unrealized Appreciation............................   8,951,595       872,063
-------------------------------------------------------------------------------
NET ASSETS.......................................... $51,772,151   $12,957,461
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)...........................   2,759,014     1,025,304
 Net Asset Value, Offering and Redemption Price Per
  Share............................................. $     18.76   $     12.64
===============================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES PORTFOLIOS
STATEMENT OF OPERATIONS
Year Ended October 31, 1997

                                              SMALL CAP             SMALL/MID CAP
                                              PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..........................          $   184,305             $   44,909
 Dividends.........................              105,300                 33,769
---------------------------------------------------------------------------------
  Total Income.....................              289,605                 78,678
---------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fees....................... $320,608              $ 42,239
  Less: Fees Waived................      --      320,608   (42,239)         --
                                    --------              --------
 Administrative Fees--Note C.......               93,851                 36,970
 Custodian Fees--Note D............                7,219                  3,992
 Account Services Fees--Note F.....                4,801                    --
 Directors' Fees--Note G...........                2,498                  2,162
 Audit Fees........................               14,971                 13,234
 Legal Fees........................                1,956                  1,099
 Printing Fees.....................               24,736                 22,116
 Registration and Filing Fees......               30,150                  9,236
 Other.............................               17,067                  3,116
 Expenses Assumed by the Adviser--
  Note B...........................                  --                 (25,794)
---------------------------------------------------------------------------------
   Total Expenses..................              517,857                 66,131
 Expense Offset--Note A............               (3,778)                   --
---------------------------------------------------------------------------------
   Net Expenses....................              514,079                 66,131
---------------------------------------------------------------------------------
NET INVESTMENT INCOME(LOSS)........             (224,474)                12,547
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...            6,189,598                158,564
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.........................            5,992,504                872,063
---------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS......           12,182,102              1,030,627
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........          $11,957,628             $1,043,174
=================================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss..................................  $   (224,474) $  (205,126)
 Net Realized Gain....................................     6,189,598    3,396,281
 Net Change in Unrealized Appreciation/Depreciation...     5,992,504      733,634
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    11,957,628    3,924,789
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain....................................    (3,197,327)  (3,317,853)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    34,602,981   13,453,557
   --In Lieu of Cash Distributions....................     3,051,692    3,273,715
 Redeemed.............................................   (28,131,214)  (2,755,914)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........     9,523,459   13,971,358
----------------------------------------------------------------------------------
 Total Increase.......................................    18,283,760   14,578,294
Net Assets:
 Beginning of Period..................................    33,488,391   18,910,097
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income (loss) of $(224,474) and $0, respectively)...  $ 51,772,151  $33,488,391
==================================================================================
(1) Shares Issued and Redeemed:
    Shares Issued.....................................     1,973,490      865,521
    In Lieu of Cash Distributions.....................       210,469      242,677
    Redeemed..........................................    (1,553,527)    (171,457)
----------------------------------------------------------------------------------
                                                             630,432      936,741
==================================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED
                                                                  OCTOBER 31, 1997
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...........................................   $    12,547
 Net Realized Gain...............................................       158,564
 Net Change in Unrealized Appreciation/Depreciation..............       872,063
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations...........     1,043,174
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................................        (9,068)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..........................................................    13,404,528
    --In Lieu of Cash Distributions..............................         8,451
 Redeemed........................................................    (1,489,624)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...................    11,923,355
----------------------------------------------------------------------------------
 Total Increase..................................................    12,957,461
Net Assets:
 Beginning of Period.............................................           --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $3,479)                                                           $12,957,461
==================================================================================
(1) Shares Issued and Redeemed:
    Issued.......................................................     1,157,280
    In Lieu of Cash Distributions................................           781
    Redeemed.....................................................      (132,757)
----------------------------------------------------------------------------------
                                                                      1,025,304
==================================================================================


    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      JULY 1,
                                     YEARS ENDED OCTOBER 31,        1994*** TO
                                     ---------------------------    OCTOBER 31,
                                      1997      1996      1995         1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERI-
 OD................................  $ 15.73   $ 15.87   $ 11.14      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)......    (0.08)    (0.10)    (0.07)       0.01
 Net Realized and Unrealized Gain..     4.59      2.73      4.81        1.13
--------------------------------------------------------------------------------
  Total From Investment Operations.     4.51      2.63      4.74        1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............      --        --      (0.01)        --
 In Excess of Net Investment In-
  come.............................      --        --      (0.00)#       --
 Net Realized Gain.................    (1.48)    (2.77)      --          --
--------------------------------------------------------------------------------
  Total Distributions..............    (1.48)    (2.77)    (0.01)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....  $ 18.76   $ 15.73   $ 15.87      $11.14
================================================================================
TOTAL RETURN.......................    31.44 %   19.43 %   42.59 %+    11.40%**+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)............................  $51,772   $33,488   $18,910      $8,287
Ratio of Expenses to Average Net
 Assets............................     1.21 %    1.37 %    1.40 %      1.40%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets......    (0.53)%   (0.78)%   (0.63)%      0.30%*
Portfolio Turnover Rate............      158 %     181 %     180 %         5%
Average Commission Rate ##.........  $0.0498   $0.0509       N/A         N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.........................      N/A       N/A   $  0.01      $ 0.05
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..     1.21 %    1.37 %    1.40 %       N/A
--------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 #  Value is less than $0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              NOVEMBER 1, 1996*
                                                             TO OCTOBER 31, 1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................        $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................................           0.03
 Net Realized and Unrealized Gain..........................           2.64
--------------------------------------------------------------------------------
  Total From Investment Operations.........................           2.67
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....................................          (0.03)
--------------------------------------------------------------------------------
  Total Distributions......................................          (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................        $ 12.64
================================================================================
TOTAL RETURN...............................................          26.76%+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................        $12,957
Ratio of Expenses to Average Net Assets....................           1.25%
Ratio of Net Investment Income to Average Net Assets.......           0.24%
Portfolio Turnover Rate....................................             56%
Average Commission Rate....................................        $0.0732
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser
 Per Share.................................................        $  0.18
Ratio of Expenses to Average Net Assets Including Expense
 Offsets...................................................           1.25%
--------------------------------------------------------------------------------

* Commencement of Operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.


    The accompanying notes are an integral part of the financial statements.

                         RICE, HALL, JAMES PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  RICE, HALL, JAMES SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

  RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                         RICE, HALL, JAMES PORTFOLIOS

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a monthly fee calculated at an annual rate of 0.75% and 0.80% of average daily net assets for the month, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of each Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For

                         RICE, HALL, JAMES PORTFOLIOS
the year ended October 31, 1997, UAM Fund Service, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                      PORTION
                                                       ADMINISTRATION PAID TO
   RICE, HALL, JAMES PORTFOLIOS                             FEES       CGFSC
   ----------------------------                        -------------- -------
   Small Cap..........................................    $93,851     $76,774
   Small/Mid Cap......................................     36,970      34,858

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for shareholder redemptions for the Small Cap Portfolio.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $69,102,164 and $14,276,269 and sales of $61,479,181 and
$2,633,143 of investment securities other than long-term U.S. Government and short-term securities, respectively There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

                         RICE, HALL, JAMES PORTFOLIOS

J. OTHER: At October 31, 1997, the percentage of total shares outstanding were held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follow:

                                                           NO. OF        %
   RICE, HALL, JAMES PORTFOLIOS                         SHAREHOLDERS OWNERSHIP
   ----------------------------                         ------------ ---------
   Small Cap...........................................       1        25.2%
   Small/Mid Cap.......................................       1        26.9%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1997 Rice, Hall, James Small Cap Portfolio hereby designates $974,976 as long-term capital gains dividends for the purpose of the dividend paid deduction on their Federal income tax return.

For the period ended October 31, 1997 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 2.6% and 13.4%, respectively, for Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998


          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the SAMI Preferred Stock Income Portfolio's Institutional Class Shares dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service
Center:  1-800-638-7983.

                                TABLE CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..........................................    1

PURCHASE AND REDEMPTION OF SHARES..........................................    8

INVESTMENT LIMITATIONS.....................................................   12

MANAGEMENT OF THE FUND.....................................................   13

INVESTMENT ADVISER.........................................................   17

PORTFOLIO TRANSACTIONS.....................................................   18

ADMINISTRATIVE SERVICES....................................................   19

CUSTODIAN..................................................................   22

INDEPENDENT ACCOUNTANTS....................................................   22

DISTRIBUTOR................................................................   22

PERFORMANCE CALCULATIONS...................................................   22

GENERAL INFORMATION........................................................   25

FINANCIAL STATEMENTS.......................................................   27

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS........................  A-1

APPENDIX B - COMPARISONS...................................................  B-1

                       INVESTMENT OBJECTIVE AND POLICIES

          The following discussion supplements the discussion of the investment objective and policies of the SAMI Preferred Stock Income Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

RISKS PARTICULAR TO THE PUBLIC UTILITIES INDUSTRIES

          The public utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation; and the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among certain utilities companies, including telecommunications companies, and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

FUTURES CONTRACTS

          The Portfolio may enter into futures contracts, options and options on futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. The Portfolio's outstanding obligations to purchase securities under these contracts may be 100% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases any gains or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or losses, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities of foreign currencies, or other income derived with respect to its business investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

OPTIONS

          The Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

          The Portfolio writes only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the Portfolio's historical portfolio turnover rates.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.


          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds, other fixed income securities and fixed dividends are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.



          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the SAMI Preferred Stock Income Portfolio Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to the UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.



          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

          The SAMI Preferred Stock Income Portfolio is subject to the following restrictions, which are non-fundamental, and which may be changed by the Fund's Board of Directors upon reasonable notice to investors. Investment limitation
(3) is classified as fundamental. The Portfolio's fundamental investment limitation cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objective and policies set forth in the Portfolio's Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. The Portfolio will not:

          (1) invest in commodities, except for hedging, liquidity and related purposes as provided in the Prospectus and herein;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

          (4)  purchase on margin or sell short;

          (5) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;


          (6) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (7) invest for the purpose of exercising control over management of any company;

          (8) acquire any securities of companies within one industry, other than the utilities industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.             Director of the Fund; President of
College Road-RFD 3               Squam Investment Management Company,
Meredith, NH 03253               Inc. and Great Island Investment
1/26/29                          Company, Inc.; President of Bennett
                                 Management Company from 1988 to 1993.

Nancy J. Dunn                    Director of the Fund; Vice President
10 Garden Street                 for Finance and Administration and
Cambridge, MA  02138             Treasurer of Radcliffe College since
8/14/51                          1991.

Philip D. English                Director of the Fund; President and
16 West Madison Street           Chief Executive Officer of Broventure
Baltimore, MD 21201              Company, Inc.; Chairman of the Board
8/5/48                           of Chektec Corporation and Cyber
                                 Scientific, Inc.

William A. Humenuk               Director of the Fund; Partner in the
4000 Bell Atlantic Tower         Philadelphia office of the law firm
1717 Arch Street                 Dechert Price & Rhoads; Director,
Philadelphia, PA 19103           Hofler Corp.
4/21/42

Norton H. Reamer*                Director, President and Chairman of
One International Place          the Fund; President, Chief Executive
Boston, MA 02110                 Officer and a Director of United Asset
3/21/35                          Management Corporation; Director,
                                 Partner or Trustee of each of the
                                 Investment Companies of the Eaton
                                 Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*       Director of the Fund; Executive Vice
One International Place          President of United Asset Management
Boston, MA  02110                Corporation; formerly an executive
8/24/40                          officer and Director of T. Rowe Price
                                 and President and Chief Investment
                                 Officer of T. Rowe Price Trust
                                 Company.

Peter M. Whitman, Jr.*           Director of the Fund; President and
One Financial Center             Chief Investment Officer of Dewey
Boston, MA 02111                 Square Investors Corporation since
7/1/43                           1988; Director and Chief Executive
                                 Officer of H.T. Investors, Inc.,
                                 formerly a subsidiary of Dewey Square.

William H. Park                  Vice President of the Fund; Executive
One International Place          Vice President and Chief Financial
Boston, MA 02110                 Officer of United Asset Management
9/19/47                          Corporation.

Gary L. French                   Treasurer of the Fund; President of
211 Congress Street              UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110                 Distributors, Inc.; Vice President of
7/4/51                           Operations, Development and Control of
                                 Fidelity Investments in 1995;
                                 Treasurer of the Fidelity Group of
                                 Mutual Funds from 1991 to 1995.

Robert R. Flaherty               Assistant Treasurer of the Fund; Vice
211 Congress Street              President of UAM Fund Services, Inc.;
Boston, MA 02110                 former Manager of Fund Administration
9/18/63                          and Compliance of Chase Global Fund
                                 Services Company from 1995 to 1996;
                                 Senior Manager of Deloitte & Touche
                                 LLP from 1985 to 1995.

Gordon M. Shone                  Assistant Treasurer of the Fund; Vice
73 Tremont Street                President of Fund Administration and
Boston, MA  02108                Compliance of Chase Global Funds
7/30/56                          Services Company; formerly Senior
                                 Audit Manager of Coopers & Lybrand LLP
                                 from 1983 to 1993.

Michael DeFao                    Secretary of the Fund; Vice President
211 Congress Street              and General Counsel of UAM Fund
Boston, MA 02110                 Services, Inc. and UAM Fund
2/28/68                          Distributors, Inc.; Associate Attorney
                                 of Ropes & Gray (a law firm) from 1993
                                 to 1995.

Karl O. Hartmann                 Assistant Secretary of the Fund;
73 Tremont Street                Senior Vice President and General
Boston, MA 02108                 Counsel of Chase Global Funds Services
3/7/55                           Company.

-------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.




                                                            Pension or
                                       Aggregate        Retirement Benefits       Estimated Annual     Total Compensation
     Name of Person,                  Compensation       Accrued as Part of        Benefits Upon       from Registrant and
        Position                     From Registrant       Fund Expenses            Retirement            Fund Complex
------------------------             ---------------    -------------------       ----------------     -------------------
John T. Bennett, Jr........             $  26,791                 0                       0                 $   32,750
  Director
Nancy J. Dunn..............             $   6,774                 0                       0                 $    8,300
  Director
Philip D. English..........             $  26,791                 0                       0                 $   32,750
  Director
William A. Humenuk.........             $  26,791                 0                       0                 $   32,750
  Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997 the following persons or organizations owned of record or beneficially 5% or more of the shares of the Portfolio:

          Kansas City Power & Light Company, Kansas City, MO, 34.8%; Intercoast Capital Company, 370 W. Anchor Drive, Suite 300, Dakota Dunes, SD, 20.1%; Intercoast Capital Company, 370 W. Anchor Drive, Suite 300, Dakota Dunes, SD, 14.7%; Bank of America Illinois, FBO Sisters of St. Francis Health Svc. Inc., Retirement Trust dated 01/01/76, Los Angeles, CA, 10.8% and KLT Investments Inc., 1201 Walnut 21st Fl., Kansas City, MO, 5.9%.

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to control (as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

                                 INVESTMENT ADVISER

CONTROL OF ADVISER

          Spectrum Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolio's assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser has been managing diversified hedged preferred stock portfolios for major institutional investors since 1987. Focused exclusively on preferred stocks, Spectrum's three senior executives have a total of nearly 50 years of experience in this specialized market. The firm uses sophisticated, proprietary pricing and hedging models, in addition to the expertise of its investment professionals, to develop strategies which take advantage of market inefficiencies and opportunities while mitigating the effect of interest rate movements on the capital value of the Portfolio.

ADVISORY FEES

          As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.70%.

          For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid advisory fees of $385,000, $173,576 and $166,174, respectively. During the fiscal years ended October 31, 1996 and 1997, the Advisor voluntarily waived advisory fees of approximately $60,615 and $56,371, respectively.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.
In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997 the Portfolio paid brokerage commissions of approximately $83,331, $28,892 and $31,180, respectively.

          The Portfolio may place a portion of its portfolio transactions with the Adviser, which is a registered broker. Transactions placed with the Adviser are subject to procedures adopted and supervised by the Board of Directors. For the fiscal years ended October 31, 1995, 1996 and 1997, the entire Fund paid commissions of approximately $ 58,000, $21,000 and $27,000, respectively, to the Adviser for transactions placed through its brokerage facilities.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Portfolio is 0.06% of aggregate net assets.

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Fund net assets;

          0.11 of 1% of the next $800 million of combined UAM Fund net assets;

          0.07 of 1% of combined UAM Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for periods prior to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the SAMI Preferred Stock Income Portfolio totaled $78,000, $85,405 and $93,115, respectively. Of the fees paid during the year ended October 31, 1996 and 1997, the Portfolio paid $74,344 and $74,045 to CGFSC and $11,061 and $19,070 to UAMFSI,
respectively.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Portfolio paid no fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from the Preferred Stock Income Portfolio during the fiscal year ended October 31, 1997.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the SAMI Preferred Stock Income Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein, are as follows:

                                                Since
                                              Inception
                                               Through
                  One Year    Five Years        Year
                    Ended       Ended           Ended
                   October    October 31,    October 31,   Inception
                  31, 1997        1997          1997         Date
                  --------    -----------    -----------   ---------
SAMI Preferred
Stock Income
Portfolio.......    7.73%        5.32%           5.28%      6/23/92

     These figures were calculated according to the following formula:

     P(1 + T)/n/ = ERV

where:

     P     =  a hypothetical initial payment of $1,000
     T     =  average annual total return
     n     =  number of years
     ERV   =  ending redeemable value of a hypothetical $1,000
              payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).
YIELD

          Current yield reflects the income per share earned by the Portfolio's investment.

          The current yield of the Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the SAMI Preferred Stock Income Portfolio for the 30-day period ended October 31, 1997 was 5.28%.

     This figure was obtained using the following formula:

     Yield = 2[(a - b + 1)/6/-1]
                -----
                 cd
where:
     a    =  dividends and interest earned during the period
     b    =  expenses accrued for the period (net of reimbursements)
     c    =  the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d    =  the maximum offering price per share on the last day of the period.

TAXABLE EQUIVALENT YIELD

          In addition to its standardized performance quotations, the SAMI Preferred Stock Income Portfolio may from time to time quote a non-standardized performance figure for taxable equivalent yield. Taxable equivalent yield represents the return that a corporate tax-paying investor qualifying for the 70% dividends received deduction would need to earn on a fully taxable investment in order to achieve an equivalent after-tax yield during a specified time period. For the twelve months ended October 31, 1997, the SAMI Preferred Stock Income Portfolio's taxable equivalent yield was 10.44%. This figure was calculated using the following formula:

A Given Quarter = [(DI x (1 - CT x DRD)/(1  CT + (IE) + Net Realized and Unrealized Capital Gains ]
                  ---------------------------------------------------------------------------------
                     Average Net Assets During Quarter

Taxable Equivalent Yield = [(Q1 + 1) x (Q2 + 1) x (Q3 + 1) x (Q4 + 1)] -- 1

where:
          DI    =  dividend income from domestic equity securities subject to the dividends received deduction for qualifying investors,
          CT    =  corporate income tax rate,
          DRD   =  dividends received deduction,
          I     =  interest and dividend income not subject to the dividends received deduction,
          E     =  expenses and fees incurred during the period,
          Q1    =  1st Quarter,
          Q2    =  2nd Quarter,
          Q3    =  3rd Quarter, and
          Q4    =  4th Quarter.

          The formula used to derive taxable equivalent yield is in accordance with the acceptable methods set forth by the Association of Investment Management and Research ("AIMR").

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor shares of this Portfolio have been offered by the Fund.

          The shares of the Portfolio of the Fund, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in each Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in each Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the SAMI Preferred Stock Income Portfolio for the fiscal period ended October 31, 1997, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS


I.   DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories except in the AAA, CC, C, CI and D categories.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a issuer; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                           APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe. Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass through securities.

     (k) Salomon 1-3 Year Treasury Index -- The Salomon 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (p) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                               SHARES    VALUE+
----------------------------------------------------------------------------------
PREFERRED STOCKS (98.8%)
----------------------------------------------------------------------------------
FINANCIAL SERVICES (15.0%)
 Federal Home Loan Mortgage Corp., 6.14%......................  20,000 $ 1,052,500
 Fleet Financial Group, Inc., Series VI, 6.75%................  20,000   1,097,500
 Morgan Stanley Group, Inc., 7.75%............................  12,000     660,756
 Republic New York Corp., 5.715%..............................  20,000   1,025,000
 Travelers Group, Inc., 6.365%................................  20,000   1,051,260
                                                                       -----------
                                                                         4,887,016
----------------------------------------------------------------------------------
INDUSTRIAL (3.4%)
 El Paso Tennessee Pipeline Co., Series A, 8.25%................20,000   1,102,500
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.4%)
 GTE Florida, Inc., Series A, $1.25...........................  50,316   1,097,191
----------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (77.0%)
 Alabama Power Co., 4.52%.....................................   5,388     426,218
 Atlantic City Electric Co., 4.75%............................   8,800     667,216
 Baltimore Gas & Electric Co., Series 1993, 6.97%.............   5,000     558,750
 Central Illinois Light Co., 5.85%............................  10,000   1,020,000
 Duke Power Co., Series X, 6.75%..............................  10,000   1,025,000
 Empire District Electric Co., 8.125%......................... 118,265   1,248,878
 Florida Power & Light Co., Series U, 6.75%...................  11,000   1,225,125
 Georgia Power Co., $4.92.....................................   6,580     559,596
 Gulf Power Co., 5.16%........................................   1,638     144,218
 Hawaiian Electric Co., Series R, 8.75%.......................   5,437     560,011
 Indiana Michigan Power Co., 6.875%...........................   5,000     536,250
 Indianapolis Power & Light Co., 8.20%........................   7,310     738,310
 Jersey Central Power & Light Co., 8.65%......................   2,500     255,000
 Kentucky Utility Co., 6.53%..................................  12,330   1,362,465
 Montana Power Co., $6.875....................................  10,000   1,092,500
 NICOR, Inc., 4.48%...........................................  28,000   1,120,000
 Pacific Enterprises, Inc., $4.36.............................  21,930   1,679,509
 Pacific Gas & Electric Co., Series U, 7.04%..................  20,360     565,112
 Potomac Electric Power Co., Series 1958, $2.46...............  22,019     941,863
 Public Service Electric & Gas Co., 4.08%.....................  20,155   1,419,315
 Public Service Electric & Gas Co., Series E, 5.28%...........   4,160     370,947
 San Diego Gas & Electric Co., $1.70..........................  47,000   1,284,275
 South Carolina Electric & Gas Co., 6.52%.....................  12,500   1,372,500
 Southern California Edison Co., 4.24%........................  76,300   1,420,477
 Southern California Edison Co., 6.05%........................   5,000     520,000


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
 PREFERRED STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 UTILITIES--ELECTRICAL & GAS (CONTINUED)
  Union Electric Co., $4.56..............................  15,800   $ 1,279,563
  Virginia Electric & Power Co., $7.05...................   7,500       838,500
  WPS Resources Corp., 6.88%.............................   7,500       839,437
                                                                    -----------
                                                                     25,071,035
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (COST $29,277,704)...............            32,157,742
-------------------------------------------------------------------------------
                                                           NO. OF
                                                          CONTRACTS
-------------------------------------------------------------------------------
 PURCHASED PUT OPTIONS (0.0%)
-------------------------------------------------------------------------------
 *U.S. Treasury Bond expiring 12/97, strike price $112...      39           610
 *U.S. Treasury Bond expiring 3/98, strike price $114....      12        12,750
-------------------------------------------------------------------------------
 TOTAL PURCHASED PUT OPTIONS (COST $57,097)..............                13,360
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.8%) (COST $29,334,801) (A)........            32,171,102
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.2%).....................               380,585
-------------------------------------------------------------------------------
 NET ASSETS (100%).......................................           $32,551,687
===============================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $29,334,801. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $2,836,301. This consisted of aggregate gross unrealized appreciation for all securities of $2,913,340 and aggregate gross unrealized depreciation for all securities of $77,039.



    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $29,334,801
                                                                   ===========
 Investments, at Value............................................ $32,171,102
 Margin Deposit on Futures Contracts..............................     400,000
 Receivable for Investments Sold..................................     308,092
 Dividends Receivable.............................................     129,485
 Other Assets.....................................................         762
-------------------------------------------------------------------------------
  Total Assets....................................................  33,009,441
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................     190,684
 Due to Custodian Bank--Note D....................................     148,637
 Payable for Daily Variation Margin on Futures....................      55,000
 Payable for Investment Advisory Fees--Note B.....................      29,325
 Payable for Administrative Fees--Note C..........................       7,690
 Payable for Custodian Fees--Note D...............................       2,564
 Payable for Directors' Fees--Note F..............................         677
 Other Liabilities................................................      23,177
-------------------------------------------------------------------------------
  Total Liabilities...............................................     457,754
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,551,687
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $38,630,449
 Undistributed Net Investment Income..............................     107,949
 Accumulated Net Realized Loss....................................  (7,949,606)
 Unrealized Appreciation..........................................   1,762,895
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,551,687
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   3,438,579
 Net Asset Value, Offering and Redemption Price Per Share......... $      9.47
===============================================================================


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

-------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................               $2,106,350
 Interest.........................................................                   60,190
-------------------------------------------------------------------------------------------
  Total Income....................................................                2,166,540
-------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees......................................................   $222,545
  Less: Fees Waived...............................................    (56,371)      166,174
                                                                     ---------
 Administrative Fees--Note C......................................                   93,115
 Custodian Fees--Note D...........................................                    4,011
 Directors' Fees--Note F..........................................                    2,396
 Other Expenses...................................................                   49,849
-------------------------------------------------------------------------------------------
  Total Expenses..................................................                  315,545
 Expense Offset--Note A...........................................                     (832)
-------------------------------------------------------------------------------------------
  Net Expenses....................................................                  314,713
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................................                1,851,827
-------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments......................................................                  341,398
 Futures..........................................................                 (821,438)
-------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)....................................                 (480,040)
-------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments......................................................                1,422,281
 Futures..........................................................                 (435,470)
-------------------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........                  986,811
-------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS..............                  506,771
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............               $2,358,598
===========================================================================================


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $ 1,851,827  $  2,105,461
 Net Realized Gain (Loss).............................     (480,040)      579,737
 Net Change in Unrealized Appreciation/Depreciation...      986,811       (79,896)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    2,358,598     2,605,302
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................   (1,899,856)   (2,176,090)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    6,379,043     4,747,638
   --In Lieu of Cash Distributions....................    1,322,317     1,740,608
 Redeemed.............................................   (3,136,377)  (13,178,408)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................    4,564,983    (6,690,162)
----------------------------------------------------------------------------------
 Total Increase (Decrease)............................    5,023,725    (6,260,950)
Net Assets:
 Beginning of Period..................................   27,527,962    33,788,912
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $107,949 and $155,978, respectively)......  $32,551,687  $ 27,527,962
==================================================================================
(1) Shares Issued and Redeemed:
    Shares Issued.....................................      683,108       515,084
    In Lieu of Cash Distributions.....................      140,998       191,511
    Shares Redeemed...................................     (332,524)   (1,428,353)
----------------------------------------------------------------------------------
                                                            491,582      (721,758)
==================================================================================


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEARS ENDED OCTOBER 31,
                                ----------------------------------------------
                                 1997      1996      1995     1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  9.34   $  9.21   $  9.29  $  9.98   $ 10.09
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income........     0.55      0.58      0.67     0.60      0.60
 Net Realized and Unrealized
  Gain (Loss).................     0.15      0.14     (0.08)   (0.71)    (0.07)
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions......................     0.70      0.72      0.59    (0.11)     0.53
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.57)    (0.59)    (0.67)   (0.58)    (0.61)
 In Excess of Net Realized
  Gain........................      --        --        --       --      (0.03)
--------------------------------------------------------------------------------
  Total Distributions.........    (0.57)    (0.59)    (0.67)   (0.58)    (0.64)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD...........................  $  9.47   $  9.34   $  9.21  $  9.29   $  9.98
================================================================================
TOTAL RETURN..................     7.73%+    8.17%+    6.67%   (1.15)%    5.47%+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..................  $32,552   $27,528   $33,789  $91,221   $49,671
Ratio of Expenses to Average
 Net Assets...................     0.99%     0.99%     0.98%    0.89%     0.82%
Ratio of Net Investment Income
 to Average Net Assets........     5.83%     6.26%     7.03%    6.45%     6.10%
Portfolio Turnover Rate.......       59%       77%       44%      65%      144%
Average Commission Rate #.....  $0.0339   $0.0302       N/A      N/A       N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the
 Adviser Per Share............  $  0.02   $  0.02       N/A      N/A   $  0.01
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets......................     0.99%     0.99%     0.98%     N/A       N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.



    The accompanying notes are an integral part of the financial statements.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The SAMI Preferred Stock Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide a high level of dividend income consistent with capital preservation.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Preferred securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Under procedures approved by the Board of Directors, fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market or if there is no actively quoted market price, the securities may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1997, the Portfolio had available a capital loss carryover for Federal income tax purposes of $9,066,746 of which $8,119,031 and $947,715 will expire on October 31, 2003 and 2005, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

  4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1997:

                                                                       NET
                             NUMBER OF  AGGREGATE                   UNREALIZED
   CONTRACTS                 CONTRACTS FACE VALUE  EXPIRATION DATE DEPRECIATION
   ---------                 --------- ----------- --------------- ------------
   Sales:
   U.S. Treasury Long Bond..    174    $20,613,563  December 1997  $  (992,156)
   U.S. Treasury 10 Year
    Note....................     25      2,793,750  December 1997      (81,250)
                                                                   -----------
                                                                   $(1,073,406)
                                                                   ===========

  5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.99% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $93,115 from the Portfolio as Administrator of which $74,045 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for the settlement of investment transactions.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $21,013,987 and sales of $17,698,447 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government Securities.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

H. CONCENTRATION OF CREDIT: The Portfolio invests primarily in preferred and fixed income securities in the utilities industry. The Portfolio is more susceptible to economic factors adversely affecting the utilities industry than portfolios that are not concentrated in this industry to the same extent.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At October 31, 1997, 76.3% of total shares outstanding were held by five record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio placed a portion of its portfolio transactions with the Adviser, which is a registered broker/dealer. The commissions paid to the Adviser for the year ended October 31, 1997, amounted to $26,949.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
SAMI Preferred Stock Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SAMI Preferred Stock Income Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 100.0%.

                                     PART B

                                UAM FUNDS, INC.

                               SIRACH PORTFOLIOS
                               -----------------

            STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sirach Portfolios' Institutional Class Shares dated January 22, 1998 and the Prospectus relating to the Sirach Strategic Balanced, Growth, Special Equity, Equity and Bond Portfolios' Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center at: 1-800-638-7983.

                               TABLE OF CONTENTS

                                                     Page
                                                     ----
INVESTMENT OBJECTIVES AND POLICIES............................................ 2

PURCHASE AND REDEMPTION OF SHARES............................................. 8

VALUATION OF SHARES........................................................... 9

SHAREHOLDER SERVICES..........................................................10

INVESTMENT LIMITATIONS........................................................11

MANAGEMENT OF THE FUND........................................................14

INVESTMENT ADVISER............................................................18

SERVICE AND DISTRIBUTION PLANS................................................20

PORTFOLIO TRANSACTIONS........................................................24

ADMINISTRATIVE SERVICES.......................................................25

CUSTODIAN.....................................................................28

INDEPENDENT ACCOUNTANTS.......................................................28

DISTRIBUTOR...................................................................28

PERFORMANCE CALCULATIONS......................................................29

GENERAL INFORMATION...........................................................32

FINANCIAL STATEMENTS..........................................................34

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS...........................A-1

APPENDIX B - COMPARISONS.....................................................B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the Sirach Strategic Balanced, Growth, Special Equity, Equity and Bond Portfolios (the "Portfolios") as set forth in the Sirach Portfolios' Prospectuses.

LENDING OF SECURITIES

          The Portfolios may lend their investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% of the Bond Portfolio) of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          The Sirach Bond and Strategic Balanced Portfolios may enter into futures contracts, options, and interest rate futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of a Portfolio. The Portfolios will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control each Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Sirach Bond and Strategic Balanced Portfolios each will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, neither Portfolio will enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of a Portfolio is engaged in only for hedging purposes, the Adviser does not believe that such Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions each Portfolio has identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Sirach Strategic Balanced, Sirach Growth, Sirach Special Equity and Sirach Equity Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $2,500 with certain exceptions as may be determined from time to time by officers of the Fund.
Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase and exchange orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker dealers guaranteeing signatures must be a number of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the Portfolios' Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each Sirach Portfolio may be exchanged for Institutional Class Shares of the other Sirach Portfolios and Service Class Shares of each Sirach Portfolio may be exchanged for Service Class Shares of the other Sirach Portfolios. In addition, Institutional Class Shares of each Sirach Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Sirach Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of each Sirach Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in a shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges are subject to limitations as to amounts and frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

          Each Portfolio is subject to the following limitations which are fundamental policies and may not be changed without the approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Each Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (4) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

          (5) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33-1/3% of the Portfolios' total assets (10% for the Sirach Special Equity Portfolio) (including the amount borrowed) less liabilities (exclusive of borrowings);

          (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

          (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in (d) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;


          (8)    underwrite the securities of other issuers; and

          (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering repurchase transactions;

     The following limitations are fundamental policies of the Sirach Special Equity Portfolio and non-fundamental policies of the Sirach Strategic Balanced, Sirach Growth, Sirach Equity and Sirach Bond Portfolios. Each of the Portfolios will not:

                 (a)   purchase on margin or sell short;

                 (b) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment advisor owning more than 1/2 of

                       1% of such securities together own more than 5% of such securities;

                 (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

                 (d) invest more than an aggregate of 10% of the net assets of the Portfolio (15% for the Sirach Strategic Balanced, Sirach Growth, Sirach Equity and Sirach Bond Portfolios), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days; and

                 (e) invest for the purpose of exercising control over management of any company.


                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its officers. The following is a list of the Directors and officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of Squam Investment
College Road -- RFD 3     Management Company, Inc. and Great Island Investment
Meredith, NH 03253        Company, Inc.; President of Bennett Management Company
1/26/29                   from 1988 to 1993.

Nancy J. Dunn             Director of the Fund; Vice President for Finance and
10 Garden Street          Administration and Treasurer of Radcliffe College
Cambridge, MA 02138       since 1991.
8/14/51

Philip D. English         Director of the Fund; President and Chief Executive
16 West Madison Street    Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201       Board of Chektec Corporation and Cyber Scientific,
8/5/48                    Inc.

William A. Humenuk        Director of the Fund; Partner in the Philadelphia
4000 Bell Atlantic Tower  office of the law firm Dechert Price & Rhoads;
1717 Arch Street          Director, Hofler Corp.
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*         Director, President and Chairman of the Fund;
One International Place   President, Chief Executive Officer and a Director of
Boston, MA 02110          United Asset Management Corporation; Director, Partner
3/21/35                   or Trustee of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director; Executive Vice President of United Asset
Jr.*                      Management Corporation; formerly an Executive Officer
One International Place   and Director of T. Rowe Price and President and Chief
Boston, MA  02111         Investment Officer of T. Rowe Price Trust Company.
8/24/40

Peter M. Whitman, Jr.*    Director of the Fund; President and Chief Investment
One Financial Center      Officer of Dewey Square Investors Corporation since
Boston, MA 02111          1988; Director and Chief Executive Officer of H.T.
7/1/43                    Investors, Inc., formerly a subsidiary of Dewey
                          Square.

William H. Park           Vice President of the Fund; Executive Vice President
One International Place   and Chief Financial Officer of United Asset Management
Boston, MA 02110          Corporation.
9/19/47

Gary L. French            Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street       Inc. and UAM Fund Distributors, Inc.; Vice President
Boston, MA 02110          of Operations, Development and Control of Fidelity
7/4/51                    Investments in 1995; Treasurer of the Fidelity Group
                          of Mutual Funds from 1991 to 1995.

Robert R. Flaherty        Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street       Fund Services, Inc.; former Manager of Fund
Boston, MA 02110          Administration and Compliance of Chase Global Fund
9/18/63                   Services Company from 1995 to 1996; Senior Manager of
                          Deloitte & Touche LLP from 1985 to 1995.

Gordon M. Shone           Assistant Treasurer of the Fund; Vice President of
73 Tremont Street         Fund Administration and Compliance of Chase Global
Boston, MA  02108         Funds Services Company; formerly Senior Audit Manager
7/30/56                   of Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao             Secretary of the Fund, Vice President and General
211 Congress Street       Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc., Associate Attorney of Ropes & Gray
2/28/68                   (a law firm) from 1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street         and General Counsel of Chase Global Funds Services
Boston, MA 02108          Company.
3/7/55

------------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                            Benefits    Estimated   Compensation
                               Aggregate     Accrued      Annual        from
                             Compensation   as Part of   Benefits    Registrant
Name of Person,                  From          Fund        Upon         and
Position                      Registrant     Expenses   Retirement  Fund Complex
---------------------------  -------------  ----------  ----------  ------------
John T. Bennett, Jr.            $26,791          0           0         $32,750
  Director
Nancy J. Dunn                   $ 6,774          0           0         $ 8,300
  Director
Philip D. English               $26,791          0           0         $32,750
  Director
William A. Humenuk              $26,791          0           0         $32,750
  Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.


          Sirach Strategic Balanced Portfolio Institutional Class Shares: South Bay Hotel Employees & Restaurant Employees Pension Plan, c/o United Administrative Services, P.O. Box 5057, San Jose, CA, 8.9%; Alaska Bricklayers Retirement Plan, 407 Denali Street, Anchorage, AK, 8.4%; Hartnat & Co., VECO, P.O. Box 92800, Rochester, NY, 8.0%*; National Bank of Alaska, FBO Flight Crew Members Employed by Markair Retirement Plan, P.O. Box 100600, Anchorage, AK, 5.7%* and Montgomery Purdue Blankinship & Austin Money Purchase Pension Plan, 701 Fifth Avenue, Seattle, WA, 5.1%.

          Sirach Strategic Balanced Portfolio Institutional Service Class
Shares: Fleet National Bank, FBO Crystal Tissue, 401k Profit Sharing Plan, P.O. Box 92800, Rochester, NY, 86%.

          Sirach Growth Portfolio Institutional Class Shares: Hartnat & Co., VECO, P.O. Box 92800, Rochester, NY, 13.0%*; BOB & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 9.7%; Foundation of the University of Medicine & Dentistry of New Jersey, University Heights, 30 Bergan Street, Newark, NJ, 8.8%; So. Alaska Defined Contribution Pension Plan, P.O. Box 241266, Anchorage, AK, 8.2%; Setru & Co./Tractor & Equipment 401K Savings Plan, P.O. Box 30918, Billings, MT, 7.5%; H.D. Bader & Co., No. S, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5.8% and H.D. Bader & Co., No. E, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5.2%.

          Sirach Growth Portfolio Institutional Service Class Shares: Hartnat & Co., HOAG Memorial Hospital, P.O. Box 92800, Rochester, NY, 30%; Fleet National Bank, TTEE, HOAG Memorial, Conservative Collective, P.O. Box 92800, Rochester, NY, 15%; Fleet National Bank, FBO Laidlaw Allied, P.O. Box 92800, Rochester, NY, 15% and Hartnat & Co., HOAG Memorial Hospital, Aggressive Collective, P.O. Box 92800, Rochester, NY, 13%.

          Sirach Special Equity Portfolio Institutional Class Shares: Pitt & Co/Northrup Grummam, Attn: Russ Stamey, BT Services Tennessee, Inc., 648 Grassmere Park Rd., Nashville, TN, 9.0%; Bank of New York, Two Union Square, Automotive Machinists AC 01133665, 601 Union Street, Suite 520, Seattle, WA, 5.6% and Northern Trust Company, FBO Alabama Pact-Sirach Capital Management 191, P.O. Box 92956, Chicago, IL, 5.4%.

          Sirach Special Equity Portfolio Institutional Service Class Shares:
Fleet National Bank TRSTE, FBO Cherokee Nation, P.O. Box 92800, Rochester, NY, 85% and Fleet National Bank TTEE, FBO Crystal Tissue Sirach Special Equity, P.O. Box 92800, Rochester, NY, 14%.

          Sirach Equity Portfolio Institutional Class Shares: UMBSC & Co., FBO Interstate Brands Conservative Growth, P.O. Box 419260, Kansas City, MO, 20.7%; U.S. Bank of Washington NA, Trustee, FBO Lane Powell Spears Lubersky, c/o Trust Mutual Funds, P.O. Box 3168, Seattle, WA, 16.5%; Lutsey Family Foundation Inc., P.O. Box 22074, Green Bay, WI, 12.5%; UMBSC & Co., FBO Interstate Brands Aggressive Growth, P.O. Box 419260, Kansas City, MO, 11.0%; US National Bank of Oregon TTEE, Icicle Seafoods Inc. ESOP, Attn: Trust Mutual Funds PL 6, P.O. Box 3168, Portland, OR, 10.7% and UMBSC & Co., FBO Interstate Brands Moderate Growth, P.O. Box 419260, Kansas City, MO 9.9%.

          Sirach Fixed Income Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., Reinvestment Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 100%.

          Sirach Bond Portfolio Institutional Class Shares: UMBSC & Co, FBO Interstate Bonds Conservative Growth, P.O. Box 419260, Kansas City, MO 45.6%; BNY Western Trust Company, Seattle Here Health Trust, 601 Union Street, Seattle, WA, 8.1%; UMBSC & Co., FBO Interstate Brands Moderate Growth, P.O. Box 419260, Kansas City, MO, 6.5% and Hartnet & Co., VECO, P.O. Box 92800, Rochester, NY, 5.3%.

          Sirach Bond Portfolio Institutional Service Class: Wilmington Trust Co. TTEE, FBO Catholic Healthcare West Med, ATTN: Mutual Funds, 1100 North Market Street, Wilmington, DE, 100.0%.

------------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Sirach Capital Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophies and approaches. Each UAM

Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser specializes in identifying and investing in growth-oriented securities which have demonstrated strong earnings acceleration and what the Adviser judges to be strong relative price strength and value. The Adviser emphasizes disciplined security selection in all asset classes. As equity analysts, the Adviser monitors a large list of companies which have passed an initial screening process. The Adviser's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, the Adviser uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing, the Adviser uses disciplined selling tests. Capital protection is an integral part of the Adviser's investment management objective.

          In managing fixed income portfolios, the Adviser regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected interest rate volatility. The Adviser also screens for mispriced securities emphasizing both incremental yield and potential price performance. Before any security is purchased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Boeing, Honda of America and United Technologies.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Portfolios' Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

                                                          Rate
     Sirach Strategic Balanced Portfolio .............    0.65%
     Sirach Growth Portfolio .........................    0.65%
     Sirach Special Equity Portfolio .................    0.70%
     Sirach Equity Portfolio .........................    0.65%
     Sirach Bond Portfolio ...........................    0.35%

          For the years ended October 31, 1995, 1996 and 1997, the Sirach Special Equity Portfolio paid advisory fees of approximately $3,571,000, $3,404,812 and $2,768,336, respectively, to the Adviser. For the years ended October 31, 1995, 1996 and 1997, the Sirach Strategic Balanced Portfolio paid advisory fees of approximately $617,000, $578,683 and $550,068, respectively. For the years ended October 31, 1995, 1996 and 1997, the Sirach Growth Portfolio paid advisory fees of approximately $595,000, $793,566 and $981,338, respectively. During the period from July 1, 1996 (initial offering) to October 31, 1996 and for the fiscal year ended October 31, 1997, the Sirach Equity Portfolio paid advisory fees of $0 and $18,699, respectively. During the period from July 1, 1996 to October 31, 1996 and during the year ended October 31, 1997, the Adviser voluntarily waived advisory fees of approximately $4,898 and $82,349, respectively, for the Sirach Equity Portfolio.

                        SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of
0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account record for such beneficial owners of the Fund's shares;

          (c)   opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund. So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of

Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

          During the fiscal year ended October 31, 1997, the Sirach Portfolios' Service Classes paid Service Agents fees for services provided pursuant to the Service Plan on behalf of the Sirach Strategic Balanced Portfolio, Sirach Growth Portfolio and Sirach Special Equity Portfolio in the amounts of $605, $56,537 and $4,984, respectively.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolios paid brokerage commissions as follows.

                      1995      1996         1997
                    --------  --------     --------

Sirach Equity       N/A       $  2,786     $ 41,994
Sirach Growth       $224,521  $329,607     $377,150
Sirach Special
  Equity            $816,198  $651,694     $489,884
Sirach Strategic
  Balanced          $135,748  $128,066     $120,042

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, adminsiters and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                       Annual Rate
          Strategic Balanced Portfolio                       0.06%
          Growth Portfolio                                   0.04%
          Special Equity Portfolio                           0.04%
          Equity Portfolio                                   0.04%
          Bond Portfolio                                     0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Fund net assets;

          0.11 of 1% of the next $800 million of combined UAM Fund net assets;

          .07 of 1% of combined UAM net Fund assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, Administrative Services paid by Sirach Equity Growth, Special Equity and Strategic Balanced were as follows:

                          1995               1996                             1997
                    ----------  -----------------                -----------------

                                 Paid to  Paid to                 Paid to  Paid to
                    Total Paid   CGFSC    UAMFSI    Total Paid    CGFSC    UAMFSI    Total Paid
                    ----------   -----    ------     ---------    -----    ------    ----------
Sirach Equity               --  $  9,168  $    286    $  9,454*  $ 47,783  $  6,234    $ 54,017

Sirach Growth         $111,000  $131,653  $ 27,651    $159,304   $149,705  $ 60,383    $210,088

Sirach Special        $605,000  $511,951  $105,982    $617,933   $386,035  $158,197    $544,232
 Equity

Sirach Strategic      $120,000  $106,742  $ 27,143    $133,885   $104,773  $ 50,769    $155,542
 Balanced

*    For the period 7/1/96 to 10/31/96.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios, paid the Service Provider $17,597, $45,314, $18,000, $0 and $1,874, respectively, in fees pursuant to the Services Agreement.


                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                           INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from each of the Sirach Portfolios during the fiscal year ended October 31, 1997.

                                 PERFORMANCE CALCULATIONS

PERFORMANCE

          The Fund may from time to time quote various performance figures to illustrate past performance of each class of the Fund's Portfolios.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

          The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sirach Strategic Balanced, Growth, Special Equity, Equity and Bond Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.


          The average annual total rates of return of the Institutional and Service Classes of the Portfolios are as follows:

                                                            Since
                                                          Inception
                                                           Through
                               One Year    Five Years       Year
                                Ended         Ended         Ended
                             October 31,   October 31,   October 31,   Inception
                                 1997         1997          1997         Date
                                 ----         ----          ----         ----
Sirach Special Equity
  Portfolio Institutional        8.11%       16.04%        15.68%       10/2/89
  Class Shares
Sirach Growth Portfolio
  Institutional Class Shares    30.86%          --         17.70%       12/1/93
Sirach Strategic Balanced
  Portfolio Institutional
  Class Shares                  20.78%          --         12.50%       12/1/93
Sirach Equity Portfolio
  Institutional Class Shares    28.34%          --         29.25%        7/1/96
Sirach Special Equity
  Portfolio Service Class        7.91%          --         10.36%       3/22/96
  Shares
Sirach Growth Portfolio
  Service Class Shares          30.53%         N/A         25.04%       3/22/96
Sirach Strategic Balanced
  Service Class Shares             --           --         12.57%        3/7/97

          These figures are calculated according to the following formula:

          P(1 + T)/n/= ERV

where:

          P    =   a hypothetical initial payment of $1,000
          T    =   average annual total return
          n    =   number of years
          ERV  =   ending redeemable value of a hypothetical
               $1,000 payment made at the beginning of the
---------------
               1, 5, or 10 year periods at the end of the
---------------
               1, 5, or 10 year periods (or fractional portion
---------------
               thereof).
---------------

          Service Class Shares of the Sirach Equity and Bond Portfolios were not offered as of October 31, 1997. Accordingly, no total return figures are available.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investments. The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the Service Class Shares of the Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares of the Portfolio.

          Yield is obtained using the following formula:

          Yield = 2[(a - b + 1)/6/ - 1]
                     -----
                      cd

where:
     a=   dividends and interest earned during the period
     b=   expenses accrued for the period (net of reimbursements)
     c= the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d=   the maximum offering price per share on the last day of the period.

          Shares of the Sirach Bond Portfolio were not offered as of October 31, 1997. Accordingly, no yield figures are available.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


                                 GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

          Each class of shares of a Portfolio, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors has authorized a third class of shares, Advisor Class Shares, which are not currently being offered by these Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                              FINANCIAL STATEMENTS

          The Financial Statements (including the notes thereto) of the Sirach Strategic Balanced, Sirach Growth, Sirach Special Equity and Sirach Equity Portfolios, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this SAI.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF RATINGS FOR CORPORATE BOND AND PREFERRED SECURITIES

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing

Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.


III.  DESCRIPTION OF COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


IV.  DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.   DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


(a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) Standard & Poor's Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

(d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(g) Morgan Stanley Capital International EAFE Index and World Index-- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

(l) Salomon Brothers 3-Month Treasury Bill Index -- is a return equivalent of yield averages of the last three 3-Month Treasury Bill issues.

(m) Lehman Brothers Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed.
     All returns are market value weighted inclusive of accrued income.

(n) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(o) Lehman Brothers Intermediate Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income .

(p) Lehman Brothers Aggregate Bond Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

(q) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(r) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

(s) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange; 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; 50% Standard & Poor's Stock Index and 50% Lehman Brothers Aggregate Bond Index; 50% Standard & Poor's 500 Stock Index and 50% Lehman Brothers Government/Corporate Index; 45% Standard and Poor's 500 Stock Index, 45% Lehman Brothers Aggregate Bond Index and 10% Salomon Brothers 3-Month Treasury Bill Index; and 45% Standard and Poor's 500 Stock Index, 45% Lehman Brothers Government/Corporate Index and 10% Salomon Brothers 3-Month Treasury Bill Index.

(t) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(u) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

(v) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.,

     Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service-- publications that rate fund performance over specified time periods.

(w) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(x) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(y) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

(z) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

(aa) Russell 1000 Index - consists of the 1,000 largest securities in the Russell 3000 Index. This large capitalization (market-oriented) index represents the universe of stocks from which most active money managers typically select. The Russell 1000 is highly correlated with the S&P 500 Index.

(bb) Russell 1000 Growth Index - contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends and higher forecasted growth values than the Value universe.

(cc) Russell 1000 Value Index - contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(dd) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(ee) Russell 2000 Growth Index - contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

(ff) Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(gg) Russell 2500 Index - consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance.

(hh) Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends and higher forecasted growth values than the Value universe.

(ii) Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(jj) Russell 3000 Index - composed of 3,000 large U.S. securities, as determined by total market capitalization. This index represents approximately 98% of the investable U.S. equity market. The largest security has a market capitalization of approximately $85 billion; the smallest is approximately $90 million.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
 AAR Corp. ...............................................  99,600 $  3,566,925
-------------------------------------------------------------------------------
BANKS (2.5%)
 City National Corp. ..................................... 126,550    3,804,410
 *Ocwen Financial Corp. ..................................  39,500    2,170,031
 Provident Financial Group, Inc. .........................  71,280    3,256,605
                                                                   ------------
                                                                      9,231,046
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (0.8%)
 800-JR CIGAR, Inc. ......................................  90,800    2,814,800
-------------------------------------------------------------------------------
CHEMICALS (0.9%)
 Crompton & Knowles Corp. ................................ 134,850    3,404,962
-------------------------------------------------------------------------------
COMPUTERS (2.1%)
 *Saville Systems Ireland plc.............................  95,350    5,661,406
 *SpeedFam International, Inc. ...........................  55,000    2,038,438
                                                                   ------------
                                                                      7,699,844
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (16.7%)
 *CBT Group plc ADR.......................................  64,350    4,954,950
 *Ciber, Inc. ............................................ 121,100    5,358,675
 *Compuware Corp. ........................................ 140,350    9,263,100
 *Electronics Arts, Inc. ................................. 132,950    4,503,681
 *HNC Software, Inc. .....................................  65,000    2,388,750
 *Hyperion Software Corp. ................................ 233,600    8,876,800
 *Platinum Technology, Inc. .............................. 236,200    5,705,706
 *Structural Dynamics Research Corp. ..................... 251,850    4,800,891
 *Symantec Corp. ......................................... 248,100    5,411,681
 *Veritas Software Corp. ................................. 117,176    4,877,451
 *Viasoft, Inc. .......................................... 141,500    5,774,969
                                                                   ------------
                                                                     61,916,654
-------------------------------------------------------------------------------
CONSTRUCTION (1.3%)
 Comfort Systems USA, Inc. ............................... 153,850    2,615,450
 TJ International, Inc. ..................................  94,500    2,155,781
                                                                   ------------
                                                                      4,771,231
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRONICS (1.5%)
 *ADFlex Solutions, Inc. ................................. 101,350 $  2,267,706
 *Gemstar International Group Ltd. ....................... 129,350    2,837,616
 *Uniphase, Corp. ........................................   9,150      608,475
                                                                   ------------
                                                                      5,713,797
-------------------------------------------------------------------------------
ENERGY (4.2%)
 *Global Marine, Inc. ....................................  89,800    2,795,025
 *Marine Drilling Companies, Inc. ........................ 128,050    3,789,480
 *Newpark Resources, Inc. ................................ 104,650    4,342,975
 *Smith International, Inc. ..............................  26,350    2,009,187
 *Varco International, Inc. ..............................  43,700    2,662,969
                                                                   ------------
                                                                     15,599,636
-------------------------------------------------------------------------------
ENVIRONMENTAL (2.0%)
 *Allied Waste Industries, Inc. .......................... 114,750    2,330,859
 *Superior Services, Inc. ................................ 134,200    3,564,688
 Waste Industries, Inc. ..................................  72,350    1,528,394
                                                                   ------------
                                                                      7,423,941
-------------------------------------------------------------------------------
FINANCIAL SERVICES (7.7%)
 *Amresco, Inc. .......................................... 174,200    5,454,637
 *E*TRADE Group, Inc. .................................... 119,150    3,671,309
 *FIRSTPLUS Financial Group, Inc. ........................ 129,450    7,111,660
 *Imperial Credit Industries, Inc. ....................... 252,350    6,324,522
 Long Beach Financial Corp. .............................. 138,750    1,751,719
 The Money Store, Inc. ................................... 148,700    4,224,009
                                                                   ------------
                                                                     28,537,856
-------------------------------------------------------------------------------
HEALTH CARE (8.1%)
 *ATL Ultrasound, Inc. ...................................  93,500    3,985,437
 Capital Senior Living Corp. ............................. 115,250    1,930,437
 *Concentra Managed Care, Inc. ...........................  69,050    2,248,441
 *Coventry Corp. ......................................... 186,800    2,609,363
 *Curative Health Services, Inc. ......................... 112,650    3,379,500
 *IDX Systems Corp. ...................................... 117,500    3,995,000
 *Renal Treatment Centers, Inc. .......................... 184,600    6,126,413
 *Total Renal Care Holdings, Inc. ........................ 180,699    5,567,793
                                                                   ------------
                                                                     29,842,384
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES     VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (2.4%)
 American Bankers Insurance Group, Inc. ................... 131,500 $  4,914,813
 HCC Insurance Holdings, Inc. ............................. 164,950    3,855,706
                                                                    ------------
                                                                       8,770,519
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (3.2%)
 Apple South, Inc. ........................................ 180,150    3,344,034
 CKE Restaurants, Inc. .................................... 131,500    5,251,781
 *Showbiz Pizza Time, Inc. ................................ 160,350    3,377,372
                                                                    ------------
                                                                      11,973,187
--------------------------------------------------------------------------------
MEDIA (2.0%)
 *CKS Group, Inc. .........................................   4,650      170,306
 *Outdoor Systems, Inc. ...................................  98,850    3,039,638
 *Universal Outdoor Holdings, Inc. ........................  99,600    4,195,650
                                                                    ------------
                                                                       7,405,594
--------------------------------------------------------------------------------
METALS (0.8%)
 *Titanium Metals Corp. ...................................  92,250    2,859,750
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.0%)
 *Comverse Technology, Inc. ............................... 113,650    4,673,856
 *Splash Technology Holdings, Inc. ........................  68,800    2,863,800
                                                                    ------------
                                                                       7,537,656
--------------------------------------------------------------------------------
PHARMACEUTICALS (3.4%)
 *Centocor, Inc. ..........................................  72,250    3,174,484
 *Dura Pharmaceuticals, Inc. ..............................  59,800    2,896,562
 *Medicis Pharmaceutical Corp., Class A.................... 115,900    5,541,469
 *Theragenics Corp. .......................................  20,900      907,844
                                                                    ------------
                                                                      12,520,359
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (1.2%)
 Imperial Credit Commercial Mortgage Investment Corp. ..... 188,400    3,108,600
 Sunstone Hotel Investors, Inc. ...........................  82,900    1,455,931
                                                                    ------------
                                                                       4,564,531
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (11.2%)
 *CDW Computer Centers, Inc. .............................  35,600 $  2,198,300
 Danka Business Systems ADR............................... 115,550    4,275,350
 *Dollar Tree Stores, Inc. ...............................  64,250    2,610,156
 *General Nutrition Cos., Inc. ........................... 161,850    5,078,044
 *Genesco, Inc. .......................................... 200,250    2,540,672
 *Just For Feet, Inc. ....................................  71,150    1,051,686
 *Pacific SunWear of California, Inc. .................... 231,225    6,344,236
 Ross Stores, Inc. ....................................... 126,200    4,732,500
 *The Men's Wearhouse, Inc. .............................. 192,600    7,439,175
 *Whole Foods Market, Inc. ............................... 133,000    5,187,000
                                                                   ------------
                                                                     41,457,119
-------------------------------------------------------------------------------
SEMICONDUCTOR (2.3%)
 *Alliance Semiconductor Corp. ........................... 118,500      903,562
 *Integrated Process Equipment Corp. .....................  44,100      974,334
 *Level One Communications, Inc. .........................  82,250    3,680,688
 *Vitesse Semiconductor Corp. ............................  68,300    2,966,781
                                                                   ------------
                                                                      8,525,365
-------------------------------------------------------------------------------
SERVICES (6.7%)
 *Abacus Direct Corp. ....................................  23,000      839,500
 *Accustaff, Inc. ........................................ 358,600   10,242,512
 *Apollo Group Inc., Class A..............................   8,400      351,750
 *Keane, Inc. ............................................  35,100    1,039,837
 *Registry, Inc. .........................................  83,700    3,473,550
 *Robert Half International, Inc. ........................ 140,200    5,739,438
 *Romac International, Inc. .............................. 131,700    2,683,387
 *SOS Staffing Services, Inc. ............................  23,850      494,888
                                                                   ------------
                                                                     24,864,862
-------------------------------------------------------------------------------
TECHNOLOGY (3.6%)
 *Creative Technology Ltd. ............................... 209,500    5,329,156
 *Integrated Device Technology, Inc. .....................  93,950    1,083,361
 *McAfee Associates, Inc. ................................  43,100    2,141,531
 *Security Dynamics Technologies, Inc. ................... 144,950    4,887,533
                                                                   ------------
                                                                     13,441,581
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.0%)
 *Advanced Fibre Communications........................... 176,900 $  5,141,156
 STAR Telecommunications, Inc. ...........................  91,650    2,102,222
 *Teledata Communications Ltd. ........................... 125,950    3,880,834
                                                                   ------------
                                                                     11,124,212
-------------------------------------------------------------------------------
TEXTILES & APPAREL (3.5%)
 *Abercrombie & Fitch Co., Class A........................ 291,900    7,589,400
 *Nautica Enterprises, Inc. .............................. 202,350    5,381,245
                                                                   ------------
                                                                     12,970,645
-------------------------------------------------------------------------------
TRANSPORTATION (1.8%)
 Roadway Express, Inc. ...................................  57,350    1,605,800
 *US Xpress Enterprises, Inc. ............................ 117,250    2,601,484
 *Yellow Corp. ...........................................  83,200    2,277,600
                                                                   ------------
                                                                      6,484,884
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $290,645,660)...................          355,023,340
-------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $12,256,717,
  collateralized by $11,745,927 of various U.S.
  Treasury Notes, 5.50%-8.75%, due from 5/15/00-
  6/30/02, valued at $12,257,911 (COST $12,251,000)... $12,251,000   12,251,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%) (COST $302,896,660)(A)......              367,274,340
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.8%).............                3,132,596
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $370,406,936
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR--American Depositary Receipt
(a) The cost for federal income tax purposes was $303,541,105. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $63,733,235. This consisted of aggregate gross unrealized appreciation for all securities of $74,936,762 and aggregate gross unrealized depreciation for all securities of $11,203,527.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (90.7%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
 United Technologies Corp. ...............................  32,000 $  2,240,000
-------------------------------------------------------------------------------
BANKS (6.8%)
 BankAmerica Corp. .......................................  35,300    2,523,950
 Chase Manhattan Corp. ...................................  11,800    1,361,425
 Citicorp.................................................  14,699    1,838,294
 First American Corp. (Tennessee).........................  28,800    1,369,800
 U.S. Bancorp.............................................  16,400    1,667,675
 Washington Federal, Inc. ................................  64,832    1,928,752
                                                                   ------------
                                                                     10,689,896
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.9%)
 ConAgra, Inc. ...........................................  52,100    1,569,513
 CPC International, Inc. .................................  13,900    1,376,100
                                                                   ------------
                                                                      2,945,613
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.3%)
 AlliedSignal, Inc. ......................................  65,700    2,365,200
 Caterpillar Inc. ........................................  25,000    1,281,250
                                                                   ------------
                                                                      3,646,450
-------------------------------------------------------------------------------
COMPUTERS (1.3%)
 HBO & Co. ...............................................  47,500    2,063,281
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (3.5%)
 Computer Associates International, Inc. .................  24,000    1,789,500
 *Microsoft Corp. ........................................   8,700    1,130,456
 *Visio Corp. ............................................  72,100    2,681,219
                                                                   ------------
                                                                      5,601,175
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (1.2%)
 *HFS, Inc. ..............................................  25,800    1,818,900
-------------------------------------------------------------------------------
CONSUMER STAPLES (6.6%)
 American Stores Co. .....................................  80,500    2,067,844
 Clorox Co. ..............................................  19,000    1,330,000
 *Fred Meyer, Inc. ....................................... 113,500    3,241,844
 Procter & Gamble Co. ....................................  10,000      680,000
 *Safeway, Inc. ..........................................  53,200    3,092,250
                                                                   ------------
                                                                     10,411,938
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRICAL GOODS (1.9%)
 General Electric Co. ....................................  46,200 $  2,982,787
-------------------------------------------------------------------------------
ELECTRONICS (5.7%)
 *Adaptec, Inc. ..........................................  43,000    2,086,844
 *Airtouch Communications, Inc. ..........................  87,000    3,360,375
 Hewlett-Packard Co. .....................................  19,700    1,215,244
 Intel Corp. .............................................  30,500    2,349,453
                                                                   ------------
                                                                      9,011,916
-------------------------------------------------------------------------------
ENERGY (6.3%)
 Columbia Gas System, Inc. ...............................  23,000    1,661,750
 Halliburton Co. .........................................  30,200    1,800,675
 Mobil Corp. .............................................  19,900    1,448,969
 Schlumberger Ltd. .......................................  17,500    1,531,250
 Tidewater, Inc. .........................................  36,000    2,364,750
 Williams Cos., Inc. .....................................  22,150    1,128,265
                                                                   ------------
                                                                      9,935,659
-------------------------------------------------------------------------------
ENVIRONMENTAL (3.6%)
 *U.S. Filter Corp. ......................................  67,500    2,708,437
 *U.S.A. Waste Services, Inc. ............................  81,767    3,025,379
                                                                   ------------
                                                                      5,733,816
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.3%)
 Equifax, Inc. ...........................................  47,200    1,466,150
 Merrill Lynch & Co., Inc. ...............................  22,700    1,535,087
 SunAmerica, Inc. ........................................  76,100    2,734,844
 Travelers Group, Inc. ...................................  37,166    2,601,620
                                                                   ------------
                                                                      8,337,701
-------------------------------------------------------------------------------
HEALTH CARE (4.4%)
 Cardinal Health, Inc. ...................................  17,750    1,317,938
 *HEALTHSOUTH Corp. ...................................... 152,900    3,908,506
 *Tenet Healthcare Corp. .................................  56,100    1,714,556
                                                                   ------------
                                                                      6,941,000
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (3.3%)
 *Corrections Corporation of America...................... 126,000 $  3,843,000
 Johnson Controls, Inc. ..................................  30,100    1,350,738
                                                                   ------------
                                                                      5,193,738
-------------------------------------------------------------------------------
INSURANCE (6.7%)
 American International Group, Inc. ......................  19,700    2,010,631
 Conseco, Inc. ...........................................  71,500    3,119,188
 Equitable Cos., Inc. ....................................  52,900    2,178,819
 MGIC Investment Corp. ...................................  40,600    2,448,687
 UNUM Corp. ..............................................  18,200      887,250
                                                                   ------------
                                                                     10,644,575
-------------------------------------------------------------------------------
MISCELLANEOUS (2.0%)
 Tyco International Ltd. .................................  85,200    3,216,300
-------------------------------------------------------------------------------
MULTI-INDUSTRY (5.8%)
 Cognizant Corp. .........................................  53,500    2,096,531
 *Republic Industries, Inc. .............................. 131,000    3,864,500
 *Thermo Electron Corp. ..................................  86,700    3,234,994
                                                                   ------------
                                                                      9,196,025
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.1%)
 Abbott Laboratories......................................  32,351    1,983,521
 Merck & Co., Inc. .......................................  22,500    2,008,125
 Pfizer, Inc. ............................................  18,800    1,330,100
 Schering-Plough Corp. ...................................  48,800    2,735,850
                                                                   ------------
                                                                      8,057,596
-------------------------------------------------------------------------------
RETAIL (10.1%)
 *Costco Cos., Inc. ...................................... 125,100    4,800,712
 Home Depot, Inc. ........................................  66,700    3,710,188
 Nordstrom, Inc. .........................................  34,500    2,108,812
 *Staples, Inc. ..........................................  80,000    2,095,000
 *Starbucks Corp. ........................................  99,500    3,289,719
                                                                   ------------
                                                                     16,004,431
-------------------------------------------------------------------------------
SERVICES (0.8%)
 Service Corp. International..............................  41,000    1,247,937
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY (0.7%)
 *Cisco Systems, Inc. ....................................  13,400 $  1,099,219
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.1%)
 Lucent Technologies, Inc. ...............................  20,300    1,673,481
-------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
 Illinois Central Corp. ..................................  55,050    1,961,156
-------------------------------------------------------------------------------
UTILITIES (1.7%)
 *WorldCom, Inc. .........................................  81,500    2,737,891
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $121,730,105)...................          143,392,481
-------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.8%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $15,420,193,
  collateralized by $14,777,567 of various U.S.
  Treasury Notes, 5.50%-8.75% due from 5/15/00-
  6/30/02, valued at $15,421,695 (COST $15,413,000).. $15,413,000   15,413,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (COST $137,143,105)(A)....              158,805,481
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.5%)...........                 (747,143)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $158,058,338
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $137,190,317. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $21,615,164. This consisted of aggregate gross unrealized appreciation for all securities of $23,504,810 and aggregate gross unrealized depreciation for all securities of $1,889,646.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (52.5%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.9%)
 United Technologies Corp. .............................     11,500 $   805,000
-------------------------------------------------------------------------------
BANKS (4.2%)
 BankAmerica Corp. .....................................     12,500     893,750
 Chase Manhattan Corp. .................................      4,000     461,500
 Citicorp...............................................      5,051     631,691
 First American Corp. (Tennessee).......................      7,300     347,206
 U.S. Bancorp...........................................      6,000     610,125
 Washington Federal, Inc. ..............................     23,705     705,224
                                                                    -----------
                                                                      3,649,496
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.2%)
 ConAgra, Inc. .........................................     17,000     512,125
 CPC International, Inc. ...............................      5,500     544,500
                                                                    -----------
                                                                      1,056,625
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (1.4%)
 AlliedSignal, Inc. ....................................     24,300     874,800
 Caterpillar, Inc. .....................................      7,200     369,000
                                                                    -----------
                                                                      1,243,800
-------------------------------------------------------------------------------
COMPUTERS (1.6%)
 HBO & Co. .............................................     14,500     629,844
 *Visio Corp. ..........................................     19,700     732,594
                                                                    -----------
                                                                      1,362,438
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (1.1%)
 Computer Associates International, Inc. ...............      6,300     469,744
 *Microsoft Corp. ......................................      3,500     454,781
                                                                    -----------
                                                                        924,525
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (0.7%)
 *HFS, Inc. ............................................      8,000     564,000
-------------------------------------------------------------------------------
CONSUMER STAPLES (3.8%)
 American Stores Co. ...................................     27,000     693,562
 Clorox Co. ............................................      6,500     455,000
 *Fred Meyer, Inc. .....................................     31,200     891,150
 *Safeway, Inc. ........................................     17,500   1,017,188
 Procter & Gamble Co. ..................................      3,600     244,800
                                                                    -----------
                                                                      3,301,700
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRICAL GOODS (1.2%)
 General Electric Co. ..................................     16,000 $ 1,033,000
-------------------------------------------------------------------------------
ELECTRONICS (3.3%)
 *Adaptec, Inc. ........................................     13,000     630,906
 *Airtouch Communications, Inc. ........................     28,000   1,081,500
 Hewlett-Packard Co. ...................................      7,800     481,162
 Intel Corp. ...........................................      8,500     654,766
                                                                    -----------
                                                                      2,848,334
-------------------------------------------------------------------------------
ENERGY (3.7%)
 Columbia Gas System, Inc. .............................      8,000     578,000
 Halliburton Co. .......................................      8,000     477,000
 Mobil Corp. ...........................................      8,500     618,906
 Schlumberger Ltd. .....................................      6,200     542,500
 Tidewater, Inc. .......................................      8,500     558,344
 Williams Cos., Inc. ...................................      8,850     450,797
                                                                    -----------
                                                                      3,225,547
-------------------------------------------------------------------------------
ENVIRONMENTAL (2.3%)
 *U.S. Filter Corp. ....................................     22,500     902,813
 *U.S.A. Waste Services, Inc. ..........................     29,927   1,107,299
                                                                    -----------
                                                                      2,010,112
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.0%)
 Equifax, Inc. .........................................     13,600     422,450
 Merrill Lynch & Co., Inc. .............................      9,500     642,438
 SunAmerica, Inc. ......................................     25,450     914,609
 Travelers Group, Inc. .................................      9,333     653,310
                                                                    -----------
                                                                      2,632,807
-------------------------------------------------------------------------------
HEALTH CARE (2.4%)
 Cardinal Health, Inc. .................................      4,450     330,412
 *HEALTHSOUTH Corp. ....................................     44,000   1,124,750
 *Tenet Healthcare Corp. ...............................     20,000     611,250
                                                                    -----------
                                                                      2,066,412
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (2.0%)
 Johnson Controls, Inc. ................................      8,700 $   390,412
 *Corrections Corporation of America....................     45,300   1,381,650
                                                                    -----------
                                                                      1,772,062
-------------------------------------------------------------------------------
INSURANCE (3.9%)
 American International Group, Inc. ....................      6,500     663,406
 Conseco, Inc. .........................................     23,500   1,025,188
 Equitable Cos., Inc. ..................................     15,000     617,812
 MGIC Investment Corp. .................................     11,000     663,437
 UNUM Corp. ............................................      7,500     365,625
                                                                    -----------
                                                                      3,335,468
-------------------------------------------------------------------------------
MISCELLANEOUS (1.1%)
 Tyco International Ltd. ...............................     26,000     981,500
-------------------------------------------------------------------------------
MULTI-INDUSTRY (3.1%)
 Cognizant Corp. .......................................     15,000     587,812
 *Republic Industries, Inc. ............................     38,000   1,121,000
 *Thermo Electron Corp. ................................     26,700     996,244
                                                                    -----------
                                                                      2,705,056
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.2%)
 Abbott Laboratories....................................     12,549     769,411
 Merck & Co., Inc. .....................................      7,450     664,912
 Pfizer, Inc. ..........................................      5,700     403,275
 Schering-Plough Corp. .................................     16,000     897,000
                                                                    -----------
                                                                      2,734,598
-------------------------------------------------------------------------------
RETAIL (5.2%)
 *Costco Cos., Inc. ....................................     33,600   1,289,400
 Home Depot, Inc. ......................................     16,500     917,813
 Nordstrom, Inc. .......................................     10,500     641,812
 *Staples, Inc. ........................................     27,000     707,062
 *Starbucks Corp. ......................................     27,500     909,219
                                                                    -----------
                                                                      4,465,306
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES     VALUE+

------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
------------------------------------------------------------------------------
SERVICES (0.5%)
 Service Corp. International...........................     13,000 $   395,688
------------------------------------------------------------------------------
TECHNOLOGY (0.4%)
 *Cisco Systems, Inc. .................................      4,000     328,125
------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.6%)
 Lucent Technologies, Inc. ............................      6,500     535,844
------------------------------------------------------------------------------
TRANSPORTATION (0.6%)
 Illinois Central Corp. ...............................     15,500     552,188
------------------------------------------------------------------------------
UTILITIES (1.1%)
 *WorldCom, Inc. ......................................     28,500     957,422
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $38,380,063).................             45,487,053
------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (16.5%)
------------------------------------------------------------------------------
BANKS (0.9%)
 ++Merita Bank Ltd., 6.073%, 12/1/05................... $  750,000     750,272
------------------------------------------------------------------------------
ENERGY (2.1%)
 Detroit Edison, Series S, Class A3, 6.40%, 10/1/98....  1,000,000   1,000,000
 Occidential Petroleum Corp. 11.125%, 6/1/19...........    750,000     837,188
                                                                   -----------
                                                                     1,837,188
------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.7%)
 Time Warner Entertainment Co. 8.375%, 3/15/23.........  1,375,000   1,519,375
------------------------------------------------------------------------------
FINANCIAL SERVICES (7.5%)
 American General Finance Corp. 7.45%, 7/1/02..........  1,000,000   1,047,500
++Bear Stearns Co., Inc., Series B, Medium Term Note,
    6.063%, 10/27/04...................................  1,100,000   1,100,539
++Beneficial Corp., Series F, Medium Term Note, 5.81%,
    3/15/99............................................    700,000     698,218
 #Jefferson-Pilot Capital Trust 8.14%, 1/15/46.........    750,000     770,625
 Lehman Brothers Holdings Inc. 6.90%, 3/30/01..........  1,200,000   1,224,000
 Paine Webber Group, Inc., Medium Term Note, 7.02%,
  2/14/03..............................................    900,000     913,500
 Salomon Inc. 7.20%, 2/1/04............................    700,000     724,500
                                                                   -----------
                                                                     6,478,882
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (3.6%)
 Northwest Airlines Corp., Series 1997-1, Class 1A,
  7.068%, 7/2/17.......................................  $1,000,000 $ 1,022,280
+++Bell Cablemedia Plc, Step Bond, 0.00/11.95%,
 7/15/04...............................................   1,200,000   1,113,000
 News America Holdings Inc. 7.75%, 12/1/45.............     950,000     942,875
                                                                    -----------
                                                                      3,078,155
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.7%)
 Tele-Communications Inc. 9.80%, 2/1/12................     475,000     589,000
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $13,858,049).....              14,252,872
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (8.5%)
-------------------------------------------------------------------------------
 Airplanes Pass Through Trust, Series 1, Class A4
  6.276% 3/15/19.......................................     925,000     930,781
 Capita Equipment Receivables Trust, Series 1996-1,
  Class B 6.57%, 3/15/01...............................     850,000     858,760
 Citibank Credit Card Master Trust I, Series 1997-6,
  Class A PO,
  zero coupon, 8/15/06.................................   1,675,000   1,092,877
 Metris Master Trust, Series 1996-1, Class A 6.45%,
  2/20/02..............................................   1,300,000   1,316,440
 Metris Master Trust, Series 1997-1, Class A 6.87%,
  10/20/05.............................................     600,000     619,306
 Provident Bank Home Equity Loan Trust, Series 1997-1,
  Class A1 7.18%, 4/25/13..............................     701,953     718,447
 The Money Store Home Equity Trust, Series 1995-B,
  Class A3 6.65%, 1/15/16..............................     423,184     429,096
 Union Acceptance Corp., Series 1997-C, Class A2,
  6.29%, 1/8/01........................................   1,400,000   1,404,315
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $7,288,478)........               7,370,022
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.3%)
-------------------------------------------------------------------------------
 Federal National Mortgage Association, Series 1997-41,
  Class D 7.25%, 1/18/19...............................   1,000,000   1,018,981
 Federal National Mortgage Association, Series 1996-28,
  Class A, Structured Collateral 7.00%, 9/25/23........   1,125,000   1,149,604
 GE Capital Mortgage Services, Inc., Series 1997-2,
  Class 1A2 PAC-1 (11) 6.75%, 3/25/27..................     800,000     804,162
 ICI Funding Corp., Secured Assets Corp., Series 1997-
  2,
  Class 2A 8.00%, 7/25/28..............................     773,800     802,601
 Morgan Stanley Capital Corp. I, Series C,
  Class 4 9.00%, 5/1/16................................     700,683     748,348

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT     VALUE+

------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
------------------------------------------------------------------------------
 Prudential Home Mortgage Securities Co., Series 1994-
  1,
  Class A6 PAC-2 (22) 6.00%, 2/25/09................... $1,000,000 $   973,199
 Salomon Brothers Mortgage Securities VII, Series 1996-
  2,
  Class A2 7.50%, 5/25/26..............................     88,226      88,634
 Salomon Brothers Mortgage Securities VII, Series 1997-
  LB2
  Class A1 6.95%, 4/25/27                                  716,427     717,767
------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $6,119,719).....................................              6,303,296
------------------------------------------------------------------------------
AGENCY SECURITIES (4.4%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.5%)
 6.50%, 1/1/26 Pool #D67614............................  1,350,174   1,328,656
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.9%)
 7.00%, 5/15/24 Pool #376510...........................  2,522,346   2,535,746
------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $3,670,610)..............              3,864,402
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.4%)
------------------------------------------------------------------------------
U.S. TREASURY BOND (1.3%)
 7.125%, 2/15/23.......................................  1,000,000   1,111,060
------------------------------------------------------------------------------
U.S. TREASURY NOTES (2.1%)
 7.875%, 11/15/04......................................    800,000     890,808
 7.00%, 7/15/06........................................    850,000     910,486
                                                                   -----------
                                                                     1,801,294
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $2,821,857).....              2,912,354
------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (2.1%)
------------------------------------------------------------------------------
 Hydro-Quebec 7.50%, 4/1/16............................    950,000   1,007,000
 Province de Quebec 11.00%, 6/15/15....................    750,000     855,938
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,828,680).......              1,862,938
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT     VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/03/97, to be repurchased at $4,551,123,
  collateralized by $4,361,458 of various U.S. Treasury
  Notes, 5.50%-8.75% due 5/15/00-6/30/02, valued at
  $4,551,566 (COST $4,549,000)......................... $4,549,000 $ 4,549,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%) (COST $78,516,456) (A)........             86,601,937
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)....................                (19,750)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $86,582,187
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +  See Note A to Financial Statements.
  ++ Variable/floating rate security-rate disclosed is as of October 31, 1997. +++ Step Bond-Coupon Rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.
   *  Non-Income Producing Security
   #  144A Security; certain conditions for public resale may exist.
 PAC--Planned Amortization Class
  PO--Principal Only
 (a) The cost for federal income tax purposes was $78,537,374. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $8,064,563. This consisted of aggregate gross unrealized appreciation for all securities of $8,773,601 and aggregate gross unrealized depreciation for all securities of $709,038.

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (46.7%)
--------------------------------------------------------------------------------
U.S. TREASURY BOND (10.5%)
 7.125%, 2/15/23........................................  $4,500,000 $ 4,999,770
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (36.2%)
 5.875%, 2/15/00........................................   3,000,000   3,010,140
 6.625%, 6/30/01........................................   8,100,000   8,319,266
 7.875%, 11/15/04.......................................   5,400,000   6,012,953
                                                                     -----------
                                                                      17,342,359
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $22,055,395).....              22,342,129
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (17.7%)
--------------------------------------------------------------------------------
BANKS (3.1%)
 ++Anchor Savings 5.265%, 8/15/08.......................     400,000     399,540
 St. Paul Bancorp 7.125%, 2/15/04.......................   1,050,000   1,067,062
                                                                     -----------
                                                                       1,466,602
--------------------------------------------------------------------------------
ENERGY (0.6%)
 Occidential Petroleum Corp. 11.125%, 6/1/19............     250,000     279,063
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.8%)
 #Hutchison Whampoa 7.45%, 8/1/17.......................   1,500,000   1,363,125
--------------------------------------------------------------------------------
INDUSTRIAL (4.2%)
+++Bell Cablemedia Plc, Step Bond 0.00/11.95%, 7/15/04..   1,100,000   1,020,250
 News America Holdings 7.75%, 12/1/45...................   1,000,000     992,500
                                                                     -----------
                                                                       2,012,750
--------------------------------------------------------------------------------
INSURANCE (5.7%)
 #Jefferson-Pilot Capital Trust Corp. 8.14%, 1/15/46....     900,000     924,750
 W.R. Berkley Capital Trust Corp. 8.197%, 12/15/45......     900,000     939,375
 #Zurich Capital Trust I 8.376%, 6/1/37.................     800,000     878,000
                                                                     -----------
                                                                       2,742,125
--------------------------------------------------------------------------------
UTILITIES (1.3%)
 System Energy Resources 7.28%, 8/1/99..................     400,000     405,500
 United Illuminating Co. 6.20%, 1/15/99.................     225,000     224,719
                                                                     -----------
                                                                         630,219
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $8,310,307).......               8,493,884
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (11.3%)
-------------------------------------------------------------------------------
 Federal National Mortgage Association, Series 1996-28,
  Class A, Structured Collateral 7.00%, 9/25/23......... $  600,000 $   613,122
 GE Capital Mortgage Services, Inc., Series 97-2 1A2
  6.75%, 3/25/27........................................    750,000     753,902
 Independent National Mortgage Corp., Series 1995-R A1
  7.25%, 11/25/10.......................................    796,538     808,980
 Prudential Home Mortgage Securities Co., Series 1993-
  15,
  Class A6 PAC (11) 6.75%, 5/25/08......................  1,000,000     994,636
 Prudential Home Mortgage Securities Co., Series 1994-1,
  Class A6 PAC-2 (22) 6.00%, 2/25/09....................  1,000,000     973,199
 Residential Funding Mortgage Securities, Series 1997-
  S9,
  Class A19 7.10%, 7/25/27..............................  1,200,000   1,230,540
 Salomon Brothers Mortgage Securities VII, Series 1996-
  2,
  Class A2 7.50%, 5/25/26...............................     37,429      37,602
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $5,286,335)......................................              5,411,981
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (9.4%)
-------------------------------------------------------------------------------
 Americredit Automobile Receivables Trust, Series 1997-
  B,
  Class A2 6.36%, 9/12/00...............................  1,000,000   1,005,410
 Capita Equipment Receivables Trust, Series 1996-1,
  Class B 6.57%, 3/15/01................................    275,000     277,834
 CIT Group Home Equity Loan Trust, Series 1997-1,
  Class A2 6.17%, 10/15/08..............................  1,000,000   1,001,430
 Metris Master Trust, Series 1997-1, Class A 6.87%,
  10/20/05..............................................    795,000     820,581
 Union Acceptance Corp., Series 1997-C, Class A2 6.29%,
  1/8/01................................................  1,400,000   1,404,315
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $4,477,295).........              4,509,570
-------------------------------------------------------------------------------
AGENCY SECURITIES (3.1%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (3.1%)
 7.36%, 7/1/04 (COST $1,469,800)........................  1,400,000   1,498,994
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (10.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (10.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/01/97, to be repurchased at $4,936,303,
  collateralized by $4,730,585 of various U.S. Treasury
  Notes 5.50%-8.75% due from 5/15/00-6/30/02 valued at
  $4,936,783 (COST $4,934,000).......................... $4,934,000 $ 4,934,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (COST $46,533,132)(A).........             47,190,558
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (1.5%)...............                706,695
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $47,897,253
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +  See Note A to Financial Statements.
  ++ Variable/Floating rate security--rate disclosed is as of October 31, 1997.
 +++ Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.
   #  144A Security; certain conditions for public sale may exist.
 PAC--Planned Amortization Class
 (a) The cost for federal income tax purposes was $46,537,252. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $653,306. This consisted of aggregate gross unrealized appreciation for all securities of $803,138 and aggregate gross unrealized depreciation for all securities of $149,832.

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
 United Technologies Corp. ...............................    2,100 $   147,000
-------------------------------------------------------------------------------
BANKS (6.8%)
 BankAmerica Corp. .......................................    7,500     536,250
 Chase Manhattan Corp. ...................................    3,850     444,194
 Citicorp.................................................    2,750     343,922
 U.S. Bancorp.............................................    3,950     401,666
 Washington Federal, Inc. ................................    1,870      55,632
                                                                    -----------
                                                                      1,781,664
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.7%)
 ConAgra, Inc. ...........................................   11,400     343,425
 CPC International, Inc. .................................    3,650     361,350
                                                                    -----------
                                                                        704,775
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.7%)
 AlliedSignal, Inc. ......................................   13,000     468,000
 Caterpillar Inc. ........................................    4,400     225,500
                                                                    -----------
                                                                        693,500
-------------------------------------------------------------------------------
COMPUTERS (2.8%)
 HBO & Co. ...............................................   11,450     497,359
 *Visio Corp. ............................................    6,050     224,984
                                                                    -----------
                                                                        722,343
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (4.3%)
 *BMC Software, Inc. .....................................    4,850     292,212
 Computer Associates International, Inc. .................    6,650     495,841
 *Microsoft Corp. ........................................    2,550     331,341
                                                                    -----------
                                                                      1,119,394
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (1.7%)
 *HFS, Inc. ..............................................    6,250     440,625
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER STAPLES (7.4%)
 American Stores Co. .....................................   18,950 $   486,778
 Clorox Co. ..............................................    5,350     374,500
 *Fred Meyer, Inc. .......................................   12,800     365,600
 Procter & Gamble Co. ....................................    3,200     217,600
 *Safeway, Inc. ..........................................    8,700     505,688
                                                                    -----------
                                                                      1,950,166
-------------------------------------------------------------------------------
ELECTRICAL GOODS (1.8%)
 General Electric Co. ....................................    7,350     474,534
-------------------------------------------------------------------------------
ELECTRONICS (3.0%)
 *Adaptec, Inc. ..........................................    9,400     456,194
 Hewlett-Packard Co. .....................................    5,450     336,197
                                                                    -----------
                                                                        792,391
-------------------------------------------------------------------------------
ENERGY (9.8%)
 Columbia Gas System, Inc. ...............................    6,850     494,912
 Halliburton Co. .........................................    6,300     375,637
 Mobil Corp. .............................................    5,650     411,391
 Schlumberger Ltd. .......................................    4,650     406,875
 Tidewater, Inc. .........................................    5,050     331,722
 Williams Cos., Inc. .....................................   10,575     538,664
                                                                    -----------
                                                                      2,559,201
-------------------------------------------------------------------------------
ENVIRONMENTAL (4.6%)
 *U.S.A. Waste Services, Inc. ............................   16,552     612,424
 *U.S. Filter Corp. ......................................   14,950     599,869
                                                                    -----------
                                                                      1,212,293
-------------------------------------------------------------------------------
FINANCIAL SERVICES (4.7%)
 Equifax, Inc. ...........................................    6,150     191,034
 Merrill Lynch & Co., Inc. ...............................    4,350     294,169
 SunAmerica, Inc. ........................................    7,700     276,719
 Travelers Group, Inc. ...................................    6,633     464,310
                                                                    -----------
                                                                      1,226,232
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE (5.5%)
 Cardinal Health, Inc. ...................................    7,075 $   525,319
 *HEALTHSOUTH Corp. ......................................   20,300     518,919
 *Tenet Healthcare Corp. .................................   12,850     392,728
                                                                    -----------
                                                                      1,436,966
-------------------------------------------------------------------------------
INDUSTRIAL (2.7%)
 *Corrections Corporation of America......................   12,700     387,350
 Johnson Controls, Inc. ..................................    7,000     314,125
                                                                    -----------
                                                                        701,475
-------------------------------------------------------------------------------
INSURANCE (6.3%)
 American International Group, Inc. ......................    4,725     482,245
 Conseco, Inc. ...........................................   11,700     510,412
 MGIC Investment Corp. ...................................    8,450     509,641
 UNUM Corp. ..............................................    2,950     143,813
                                                                    -----------
                                                                      1,646,111
-------------------------------------------------------------------------------
MISCELLANEOUS (1.7%)
 Tyco International Ltd. .................................   11,700     441,675
-------------------------------------------------------------------------------
MULTI-INDUSTRY (5.2%)
 Cognizant Corp. .........................................    9,600     376,200
 *Republic Industries, Inc. ..............................   16,400     483,800
 *Thermo Electron Corp. ..................................   13,500     503,719
                                                                    -----------
                                                                      1,363,719
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.7%)
 Abbott Laboratories......................................    5,550     340,284
 Merck & Co., Inc. .......................................    3,350     298,987
 Pfizer, Inc. ............................................    6,000     424,500
 Schering-Plough Corp. ...................................    7,800     437,288
                                                                    -----------
                                                                      1,501,059
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (9.3%)
 *Borders Group, Inc. ....................................   12,700 $   329,406
 *Costco Companies, Inc. .................................   18,900     725,287
 Home Depot, Inc. ........................................   10,150     564,594
 Nordstrom, Inc. .........................................    6,300     385,088
 *Staples, Inc. ..........................................   16,400     429,475
                                                                    -----------
                                                                      2,433,850
-------------------------------------------------------------------------------
SERVICES (0.5%)
 Service Corp. International..............................    4,600     140,012
-------------------------------------------------------------------------------
TECHNOLOGY (3.6%)
 *Cisco Systems, Inc. ....................................    4,050     332,227
 Intel Corp. .............................................    5,900     454,484
 *Iomega Corp. ...........................................    6,100     163,556
                                                                    -----------
                                                                        950,267
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.3%)
 Lucent Technologies, Inc. ...............................    4,250     350,359
-------------------------------------------------------------------------------
UTILITIES (4.2%)
 *Airtouch Communications, Inc. ..........................   13,500     521,438
 *WorldCom, Inc. .........................................   17,300     581,172
                                                                    -----------
                                                                      1,102,610
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $22,585,635)....................          $25,892,221
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT    VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $359,168, collateralized
  by $344,199 of various U.S. Treasury Notes, 5.50%-8.75%
  due from 5/15/00-6/30/02, valued at $359,203 (COST
  $359,000).............................................. $359,000 $   359,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $22,944,635)(A).........          $26,251,221
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.3%)...............              (81,865)
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $26,169,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $22,980,694. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $3,270,527. This consisted of aggregate gross unrealized appreciation for all securities of $3,582,073 and aggregate gross unrealized depreciation for all securities of $311,546.

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                             SIRACH                   SIRACH
                                            SPECIAL       SIRACH     STRATEGIC
                                             EQUITY       GROWTH     BALANCED
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments and Repurchase Agreements at
  Cost................................... $302,896,660 $137,143,105 $78,516,456
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value (excluding Repur-
  chase Agreements)...................... $355,023,340 $143,392,481 $82,052,937
 Repurchase Agreements, at value.........   12,251,000   15,413,000   4,549,000
 Cash....................................      791,359          --          --
 Receivable for Investments Sold.........    2,752,332    4,474,299   1,379,447
 Dividends Receivable....................       48,423       56,637      19,879
 Receivable for Portfolio Shares Sold....   10,170,933       49,749      29,664
 Interest Receivable.....................        1,906        2,398     399,337
 Other Assets............................       10,017        3,843       1,957
-------------------------------------------------------------------------------
  Total Assets...........................  381,049,310  163,392,407  88,432,221
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......    8,938,969    4,964,441   1,569,997
 Payable for Portfolio Shares Redeemed ..    1,357,070      215,307      93,502
 Payable for Investment Advisory Fees--
  Note B.................................      231,500       89,675      48,433
 Payable for Administrative Fees--Note
  C......................................       46,024       18,037      13,214
 Payable for Custodian Fees--Note D......       24,526        8,668      16,927
 Payable for Distribution Fees--Note E...          496        5,976          71
 Payable for Account Services Fees--Note
  F......................................        2,286        5,954       3,058
 Payable for Directors' Fees--Note G.....        1,541          970         814
 Payable to Custodian Bank--Note D.......          --           138      82,338
 Other Liabilities.......................       39,962       24,903      21,680
-------------------------------------------------------------------------------
  Total Liabilities......................   10,642,374    5,334,069   1,850,034
-------------------------------------------------------------------------------
NET ASSETS............................... $370,406,936 $158,058,338 $86,582,187
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital......................... $247,121,990 $104,064,415 $66,055,325
 Undistributed Net Investment Income.....          --       155,688     318,361
 Accumulated Net Realized Gain...........   58,907,266   32,175,859  12,123,020
 Unrealized Appreciation.................   64,377,680   21,662,376   8,085,481
-------------------------------------------------------------------------------
NET ASSETS............................... $370,406,936 $158,058,338 $86,582,187
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................... $368,430,104 $132,530,136 $86,204,464
 Shares Issued and Outstanding ($0.001
  par value)+............................   24,635,929    8,582,505   6,928,658
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share................... $      14.95 $      15.44 $     12.44
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS............................... $  1,976,832 $ 25,528,202 $   377,723
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 10,000,000).....      132,618    1,654,087      30,367
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share................... $      14.91 $      15.43 $     12.44
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Institutional Class Shares

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                          SIRACH
                                                           FIXED      SIRACH
                                                          INCOME      EQUITY
                                                         PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments and Repurchase Agreements at Cost......... $46,533,132 $22,944,635
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value (excluding Repurchase Agree-
  ments)............................................... $42,256,558 $25,892,221
 Repurchase Agreements, at value.......................   4,934,000     359,000
 Cash..................................................         --          228
 Receivable for Investments Sold.......................       8,556     201,661
 Dividends Receivable..................................         --       12,154
 Receivable for Portfolio Shares Sold..................       4,496       2,704
 Interest Receivable...................................     754,183          56
 Other Assets..........................................       1,077         532
-------------------------------------------------------------------------------
  Total Assets.........................................  47,958,870  26,468,556
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.....................         --      253,781
 Payable for Portfolio Shares Redeemed.................      17,729       1,256
 Payable for Investment Advisory Fees--Note B..........       3,390      11,878
 Payable for Administrative Fees--Note C...............       8,580       6,166
 Payable for Custodian Fees--Note D....................       5,545       3,709
 Payable for Directors' Fees--Note G...................         700         647
 Payable to Custodian Bank--Note D.....................         745         --
 Other Liabilities.....................................      24,928      21,763
-------------------------------------------------------------------------------
  Total Liabilities....................................      61,617     299,200
-------------------------------------------------------------------------------
NET ASSETS............................................. $47,897,253 $26,169,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital....................................... $46,571,304 $22,050,143
 Undistributed Net Investment Income...................     308,127      10,946
 Accumulated Net Realized Gain.........................     360,396     801,681
 Unrealized Appreciation...............................     657,426   3,306,586
-------------------------------------------------------------------------------
NET ASSETS............................................. $47,897,253 $26,169,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................................. $47,897,253 $26,169,356
 Shares Issued and Outstanding ($0.001 par value)+.....   4,777,816   1,871,255
 Net Asset Value, Offering, and Redemption Price Per
  Share................................................ $     10.02 $     13.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS.............................................         --          --
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000).................................         --          --
 Net Asset Value, Offering, and Redemption Price Per
  Share................................................         --          --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Institutional Class Shares

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENTS OF OPERATIONS
Year Ended Ended October 31, 1997

                                    SIRACH                                        SIRACH
                                    SPECIAL                 SIRACH              STRATEGIC
                                    EQUITY                  GROWTH               BALANCED
                                   PORTFOLIO              PORTFOLIO             PORTFOLIO
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................             $    427,379           $ 1,314,979           $   435,032
 Interest.................                  994,179             1,295,727             2,964,844
------------------------------------------------------------------------------------------------
  Total Income............                1,421,558             2,610,706             3,399,876
------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fees..............  $2,768,336               $981,338              $550,068
  Less: Fees Waived.......         --     2,768,336       --      981,338       --      550,068
                            ----------               --------              --------
 Administrative Fees--Note
  C.......................                  544,232               210,088               155,542
 Custodian Fees--Note D...                   42,649                18,919                14,786
 Distribution Fees--Note
  E.......................                    4,984                56,537                   605
 Account Services Fee--
  Note F..................                   18,000                45,314                17,597
 Directors' Fees--Note G..                    7,074                 3,977                 3,275
 Audit Fees...............                   26,159                15,846                14,827
 Legal Fees...............                   24,678                10,537                 5,980
 Printing Fees............                   15,252                16,616                15,919
 Registration and Filing
  Fees....................                   38,410                24,848                20,155
 Other Expenses...........                   64,695                20,313                18,193
------------------------------------------------------------------------------------------------
  Total Expenses..........                3,554,469             1,404,333               816,947
------------------------------------------------------------------------------------------------
 Expense Offset--Note A...                   (6,104)                 (658)               (1,354)
------------------------------------------------------------------------------------------------
  Net Expenses............                3,548,365             1,403,675               815,593
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS)...................               (2,126,807)            1,207,031             2,584,283
------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON IN-
 VESTMENTS................               59,936,569            32,422,800            12,346,754
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........              (22,635,983)            6,913,248             1,157,105
------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............               37,300,586            39,336,048            13,503,859
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............             $ 35,173,779           $40,543,079           $16,088,142
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENTS OF OPERATIONS--(CONTINUED)
Year Ended October 31, 1997

                                            SIRACH
                                            FIXED                 SIRACH
                                            INCOME                EQUITY
                                          PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.........................             $       --            $  131,351
 Interest..........................              2,251,403                54,556
---------------------------------------------------------------------------------
  Total Income.....................              2,251,403               185,907
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.......................  $ 212,895              $101,048
  Less: Fees Waived................   (145,703)     67,192   (82,349)     18,699
                                     ---------              --------
 Administrative Fees--Note C.......                 97,629                54,017
 Custodian Fees--Note D............                  6,259                10,175
 Distribution Fees--Note E.........                    --                    --
 Account Services Fee--Note F......                  4,043                 1,874
 Directors' Fees--Note G...........                  2,440                 1,984
 Audit Fees........................                 13,205                 7,500
 Legal Fees........................                  1,875                   782
 Printing Fees.....................                 13,752                   --
 Registration and Filing Fees......                 21,167                23,279
 Other Expenses....................                 21,963                21,909
---------------------------------------------------------------------------------
  Total Expenses...................                249,525               140,219
---------------------------------------------------------------------------------
 Expense Offset--Note A............                 (4,200)                 (335)
---------------------------------------------------------------------------------
  Net Expenses.....................                245,325               139,884
---------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......              2,006,078                46,023
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...                814,795               802,110
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON
 INVESTMENTS.......................                468,543             3,216,213
---------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS.....              1,283,338             4,018,323
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS..             $3,289,416            $4,064,346
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        1997           1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment (Loss)............................. $  (2,126,807) $  (1,418,991)
 Net Realized Gain.................................    59,936,569    103,695,546
 Net Change in Unrealized
  Appreciation/Depreciation........................   (22,635,983)     3,942,509
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions...........................................    35,173,779    106,219,064
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................           --        (736,639)
 Net Realized Gain:
  Institutional Class..............................   (94,454,824)  (104,062,768)
  Institutional Service Class......................      (230,305)           --
---------------------------------------------------------------------------------
   Total Distributions.............................   (94,685,129)  (104,799,407)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued...........................................   518,941,786     49,166,742
        --In Lieu of Cash Distributions............    92,086,326    102,741,800
  Redeemed.........................................  (624,309,111)  (210,082,635)
---------------------------------------------------------------------------------
   Net Decrease from Institutional Class Shares....   (13,280,999)   (58,174,093)
---------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued...........................................     2,413,514      1,760,960
        --In Lieu of Cash Distributions............       230,305            --
  Redeemed.........................................    (1,777,851)      (699,549)
---------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares.........................................       865,968      1,061,411
---------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share
    Transactions...................................   (12,415,031)   (57,112,682)
---------------------------------------------------------------------------------
 Total Decrease....................................   (71,926,381)   (55,693,025)
Net Assets:
 Beginning of Year.................................   442,333,317    498,026,342
---------------------------------------------------------------------------------
 End of Year (including undistributed net invest-
  ment income of $0 and $0, respectively).......... $ 370,406,936  $ 442,333,317
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 * Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1997          1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $  1,207,031  $  1,180,493
 Net Realized Gain.................................    32,422,800    22,211,165
 Net Change in Unrealized Appreciation.............     6,913,248     2,947,210
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions...........................................    40,543,079    26,338,868
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................    (1,170,706)   (1,064,254)
  Institutional Service Class......................      (131,548)       (3,552)
 Realized Net Gain:
  Institutional Class..............................   (18,774,806)          --
  Institutional Service Class......................    (2,206,978)          --
--------------------------------------------------------------------------------
   Total Distributions.............................   (22,284,038)   (1,067,806)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued...........................................    27,280,256    32,367,362
    --In Lieu of Cash Distributions................    19,113,553       985,751
  Redeemed.........................................   (57,746,105)  (44,372,083)
--------------------------------------------------------------------------------
   Net Decrease from Institutional Class Shares....   (11,352,296)  (11,018,970)
--------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued...........................................    13,498,163    14,445,297
    --In Lieu of Cash Distributions................     2,338,526         3,552
  Redeemed.........................................    (8,103,907)      (68,952)
--------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares.........................................     7,732,782    14,379,897
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share
    Transactions...................................    (3,619,514)    3,360,927
--------------------------------------------------------------------------------
 Total Increase....................................    14,639,527    28,631,989
Net Assets:
 Beginning of Year.................................   143,418,811   114,786,822
--------------------------------------------------------------------------------
 End of Year (including undistributed net
  investment income of $155,688 and $250,911,
  respectively)....................................  $158,058,338  $143,418,811
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1997          1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income............................... $  2,584,283  $  2,710,370
 Net Realized Gain...................................   12,346,754    11,567,491
 Net Change in Unrealized Appreciation/Depreciation..    1,157,105    (1,526,919)
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions.............................................   16,088,142    12,750,942
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class................................   (2,609,834)   (2,789,994)
  Institutional Service Class*.......................       (7,305)          --
 Net Realized Gain:
  Institutional Class................................   (9,238,271)          --
---------------------------------------------------------------------------------
   Total Distributions...............................  (11,855,410)   (2,789,994)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued.............................................   16,651,416    12,209,599
        --In Lieu of Cash Distributions..............   11,748,811     2,784,689
  Redeemed...........................................  (29,827,011)  (37,359,268)
---------------------------------------------------------------------------------
   Net Decrease from Institutional Class Shares......   (1,426,784)  (22,364,980)
---------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued.............................................      686,936           --
        --In Lieu of Cash Distributions..............        7,305           --
  Redeemed...........................................     (348,012)          --
---------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares...........................................      346,229           --
---------------------------------------------------------------------------------
   Net Decrease from Capital Share Transactions......   (1,080,555)  (22,364,980)
---------------------------------------------------------------------------------
  Total Increase (Decrease)..........................    3,152,177   (12,404,032)
Net Assets:
 Beginning of Year...................................   83,430,010    95,834,042
---------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $318,361 and $336,195 respectively)...... $ 86,582,187  $ 83,430,010
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 7,
   1997.

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1997         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $ 2,006,078  $   943,345
 Net Realized Gain....................................     814,795      173,221
 Net Change in Unrealized Appreciation/Depreciation...     468,543     (282,306)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   3,289,416      834,260
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,829,666)    (898,915)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Issued...............................................  34,638,786   10,044,016
--In Lieu of Cash Distributions.......................   1,831,089      897,150
 Redeemed.............................................  (8,835,691)  (7,511,761)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........  27,634,184    3,429,405
--------------------------------------------------------------------------------
 Total Increase.......................................  29,093,934    3,364,750
NET ASSETS:
 Beginning of Year....................................  18,803,319   15,438,569
--------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $308,127 and $138,014, respectively)...... $47,897,253  $18,803,319
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED   JULY 1, 1996**
                                                     OCTOBER 31,  TO OCTOBER 31,
                                                        1997           1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $    46,023    $    2,924
 Net Realized Gain (Loss)...........................     802,110        25,685
 Net Change in Unrealized
  Appreciation/Depreciation.........................   3,216,213        90,373
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................   4,064,346       118,982
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (24,915)       (1,215)
 Net Realized Gain..................................     (37,985)          --
--------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS...............................     (62,900)       (1,215)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Issued.............................................  20,525,559     6,424,415
 --In Lieu of Cash Distributions....................      62,900         1,215
 Redeemed...........................................  (4,830,582)     (133,364)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......  15,757,877     6,292,266
--------------------------------------------------------------------------------
 Total Increase.....................................  19,759,323     6,410,033
Net Assets:
 Beginning of Period................................   6,410,033           --
--------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $10,946 and $1,709,
  respectively)..................................... $26,169,356    $6,410,033
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   INSTITUTIONAL
                                      INSTITUTIONAL CLASS                          SERVICE CLASS
                          ---------------------------------------------------   ---------------------
                                     YEAR ENDED OCTOBER 31,
                          ---------------------------------------------------
                                                                                           MARCH 22,
                                                                                           1996+ TO
                                                                                          OCTOBER 31,
                            1997       1996       1995      1994       1993      1997        1996
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  17.98   $  18.80   $  16.10  $  19.10   $  15.03   $ 17.97     $ 16.54
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
INCOME FROM INVESTMENT
 OPERATIONS.............
 Net Investment Income
  (Loss)................     (0.09)     (0.06)      0.11      0.04      (0.01)    (0.11)      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................      0.98       3.51       3.65     (0.90)      4.68      0.97        1.44
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
 Total from Investment
  Operations............      0.89       3.45       3.76     (0.86)      4.67      0.86        1.43
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
DISTRIBUTIONS
 Net Investment Income..       --       (0.03)     (0.11)    (0.02)     (0.01)      --          --
 Net Realized Gain......     (3.92)     (4.24)     (0.95)    (2.12)     (0.59)    (3.92)        --
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
 Total Distributions....     (3.92)     (4.27)     (1.06)    (2.14)     (0.60)    (3.92)        --
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $  14.95   $  17.98   $  18.80  $  16.10   $  19.10   $ 14.91     $ 17.97
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
TOTAL RETURN............      8.11%     23.62%     25.31%    (4.68)%    31.81%     7.91%       8.65%**
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Pe-
  riod (Thousands)......  $368,430   $441,326   $498,026  $513,468   $528,078   $ 1,977     $ 1,007
 Ratio of Expenses to
  Average Net Assets....      0.89%      0.87%      0.85%     0.88%      0.89%     1.14%       1.12%*
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....     (0.53)%    (0.29)%     0.64%     0.27%     (0.03)%   (0.78)%     (0.64)%*
 Portfolio Turnover
  Rate..................       114%       129%       137%      107%       102%      114%        129%
 Average Commission
  Rate#.................  $ 0.0571   $ 0.0590        N/A       N/A        N/A   $0.0571     $0.0590
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............      0.89%      0.87%      0.85%      N/A        N/A      1.14%       1.12%*
------------------------------------------------------------------------------------------------------
                                                                 ------------------------

 * Annualized
** Not Annualized
 + Initial offering of Institutional Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INSTITUTIONAL CLASS                INSTITUTIONAL SERVICE CLASS
                           -----------------------------------------   ------------------------------
                                  YEARS ENDED            DECEMBER 1,       YEAR           MARCH 22,
                                  OCTOBER 31,             1993+ TO         ENDED          1996++ TO
                           ----------------------------  OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                             1997      1996      1995       1994           1997             1996
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........  $  14.01  $  11.35  $   9.66    $ 10.00       $       14.00    $       12.80
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...      0.12      0.12      0.15       0.10                0.07             0.07
 Net Realized and
  Unrealized Gain
  (Loss).................      3.55      2.65      1.70      (0.36)               3.56             1.19
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
 Total from Investment
  Operations.............      3.67      2.77      1.85      (0.26)               3.63             1.26
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
DISTRIBUTIONS
 Net Investment Income...     (0.13)    (0.11)    (0.16)     (0.08)              (0.09)           (0.06)
 Realized Net Gain.......     (2.11)      --        --         --                (2.11)             --
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
 Total Distributions.....     (2.24)    (0.11)    (0.16)     (0.08)              (2.20)           (0.06)
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
NET ASSET VALUE, END OF
 PERIOD..................  $  15.44  $  14.01  $  11.35    $  9.66       $       15.43    $       14.00
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
TOTAL RETURN.............     30.86%    24.52%    19.33%     (2.58)%**           30.53%            9.87%**
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Pe-
  riod (Thousands).......  $132,530  $128,982  $114,787    $80,944       $      25,528    $      14,437
 Ratio of Expenses to Av-
  erage Net Assets.......      0.90%     0.87%     0.86%      0.92%*              1.15%            1.12%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................      0.84%     0.97%     1.48%      1.13%*              0.57%            0.72%*
 Portfolio Turnover
  Rate...................       138%      151%      119%       141%                138%             151%
 Average Commission
  Rate#..................  $ 0.0600  $ 0.0600       N/A        N/A       $      0.0600    $      0.0600
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
 Ratio of Expenses to Av-
  erage Net Assets In-
  cluding Expense Off-
  sets...................      0.90%     0.86%     0.84%       N/A                1.15%            1.11%*
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial offering of Institutional Service Class Shares
 # Beginning with the fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   INSTITUTIONAL
                                  INSTITUTIONAL CLASS              SERVICE CLASS
                          --------------------------------------   -------------
                                YEAR ENDED           DECEMBER 1,     MARCH 7,
                                OCTOBER 31            1993+ TO       1997++ TO
                          -------------------------  OCTOBER 31,    OCTOBER 31,
                           1997     1996     1995       1994           1997
--------------------------------------------------------------------------------
                                                                     -----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 11.99  $ 10.75  $  9.35    $ 10.00        $ 11.26
--------------------------------------------------------------------------------
                                                                     -----------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.37     0.36     0.36       0.27           0.19
 Net Realized and
  Unrealized Gain
  (Loss)................     1.81     1.24     1.39      (0.69)          1.21
--------------------------------------------------------------------------------
                                                                     -----------
 Total From Investment
  Operations............     2.18     1.60     1.75      (0.42)          1.40
--------------------------------------------------------------------------------
                                                                     -----------
DISTRIBUTIONS
 Net Investment Income..    (0.37)   (0.36)   (0.35)     (0.23)         (0.22)
 Net Realized Gain......    (1.36)     --       --         --             --
--------------------------------------------------------------------------------
                                                                     -----------
 Total Distributions....    (1.73)   (0.36)   (0.35)     (0.23)         (0.22)
--------------------------------------------------------------------------------
                                                                     -----------
NET ASSET VALUE, END OF
 PERIOD.................  $ 12.44  $ 11.99  $ 10.75    $  9.35        $ 12.44
--------------------------------------------------------------------------------
                                                                     -----------
--------------------------------------------------------------------------------
                                                                     -----------
TOTAL RETURN............    20.78%   15.13%   19.10%     (4.19)%**      12.57%**
--------------------------------------------------------------------------------
                                                                     -----------
--------------------------------------------------------------------------------
                                                                     -----------
RATIOS AND SUPPLEMENTAL
 DATA...................
 Net Assets, End of Pe-
  riod (Thousands)......  $86,204  $83,430  $95,834    $99,564        $   378
 Ratio of Expenses to
  Average Net Assets....     0.97%    0.93%    0.87%      0.90%*         1.22%*
 Ratio of Net Investment
  Income to Average Net
  Assets................     3.06%    3.04%    3.49%      3.05%*         2.71%*
 Portfolio Turnover
  Rate..................      128%     172%     158%       158%           128%
 Average Commission
  Rate#.................  $0.0598  $0.0600      N/A        N/A        $0.0598
--------------------------------------------------------------------------------
                                                                     -----------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............     0.97%    0.92%    0.86%       N/A           1.22%*
--------------------------------------------------------------------------------
                                                                     -----------
--------------------------------------------------------------------------------
                                                                     -----------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial Offering of Institutional Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

    The accompanying notes are an integral part of the financial statements. SIRACH FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   DECEMBER 1,
                                        YEAR ENDED OCTOBER 31,      1993+ TO
                                        -------------------------  OCTOBER 31,
                                         1997     1996     1995       1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $  9.74  $  9.88  $  9.16    $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................     0.51     0.55     0.58       0.48
 Net Realized and Unrealized Gain
  (Loss)..............................     0.29    (0.15)    0.73      (0.91)
--------------------------------------------------------------------------------
 Total From Investment Operations.....     0.80     0.40     1.31      (0.43)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................    (0.52)   (0.54)   (0.59)     (0.41)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  $ 10.02  $  9.74  $  9.88    $  9.16
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN++........................     8.46%    4.21%   14.75%     (4.33)%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thou-
  sands)..............................  $47,897  $18,803  $15,439    $12,178
 Ratio of Expenses to Average Net
  Assets..............................     0.76%    0.76%    0.76%      0.75%*
 Ratio of Net Investment Income to Av-
  erage Net Assets....................     6.13%    5.84%    6.13%      5.37%*
 Portfolio Turnover Rate..............      197%     260%     165%       230%
--------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses
  Assumed by the
  Adviser Per Share...................  $  0.04  $  0.07  $  0.06    $  0.08
 Ratio of Expenses to Average Net
  Assets Including Expense Offsets....     0.75%    0.75%    0.75%       N/A
--------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated during the periods.

SIRACH EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     YEAR ENDED  JULY 1, 1996+
                                                     OCTOBER 31, TO OCTOBER 31,
                                                        1997          1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $ 10.97      $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..............................      0.03         0.01
 Net Realized and Unrealized Gain...................      3.06         0.97
-------------------------------------------------------------------------------
  Total From Investment Operations..................      3.09         0.98
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..............................     (0.02)       (0.01)
 Net Realized Gain..................................     (0.06)         --
-------------------------------------------------------------------------------
  Total Distributions...............................     (0.08)       (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................   $ 13.98      $ 10.97
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN++......................................     28.34%        9.80%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)..............   $26,169      $ 6,410
 Ratio of Expenses to Average Net Assets............      0.90%        1.03%*
 Ratio of Net Investment Income to Average Net As-
  sets..............................................      0.30%        0.39%*
 Portfolio Turnover Rate............................        89%          34%
 Average Commission Rate............................   $0.0599      $0.0600
-------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses Assumed by the
  Adviser Per Share.................................   $  0.05      $  0.14
 Ratio of Expenses to Average Net Assets Including
  Expense Offsets...................................      0.90%        0.90%*
-------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

    The accompanying notes are an integral part of the financial statements.

                               SIRACH PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1997, the Sirach Special Equity Portfolio, Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

  SIRACH SPECIAL EQUITY PORTFOLIO seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

  SIRACH GROWTH PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks.

  SIRACH STRATEGIC BALANCED PORTFOLIO seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

  SIRACH FIXED INCOME PORTFOLIO seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

  SIRACH EQUITY PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by each of the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the mean between bid and ask. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are

                               SIRACH PORTFOLIOS
  readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and net operating losses.

  Permanent book and tax basis difference relating to shareholder distributions resulted in reclassification as follows:

                                         UNDISTRIBUTED  ACCUMULATED
                                         NET INVESTMENT NET REALIZED   PAID IN
   SIRACH PORTFOLIO                          INCOME     GAIN/(LOSS)    CAPITAL
   ----------------                      -------------- ------------  ---------
   Sirach Special Equity................   $2,126,807   $(1,418,992)  $(707,815)
   Sirach Strategic Balanced............       15,022       (15,022)        --
   Sirach Fixed Income..................       (6,299)        6,299         --
   Sirach Equity........................      (11,871)       11,871         --

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective

                               SIRACH PORTFOLIOS
  lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at monthly fees calculated at an annual rate of average daily net assets for the month as follows:

SIRACH PORTFOLIOS                                                          RATE
-----------------                                                          -----
Special Equity............................................................ 0.70%
Growth.................................................................... 0.65%
Strategic Balanced........................................................ 0.65%
Fixed Income.............................................................. 0.65%
Equity.................................................................... 0.65%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Fixed Income, and the Sirach Equity Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.75%, and 0.90% of average daily net assets, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.04%, 0.04%, 0.06%, 0.04%, and 0.04% of average daily net assets for the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, and Sirach Equity Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM

                               SIRACH PORTFOLIOS

Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC.

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
SIRACH PORTFOLIOS                                             FEES       CGFSC
-----------------                                        -------------- --------
Special Equity..........................................    $544,232    $386,035
Growth..................................................     210,088     149,705
Strategic Balanced......................................     155,542     104,773
Fixed Income............................................      97,629      84,535
Equity..................................................      54,017      47,783

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. As part of the Custodian agreement, the Custodian bank has a lien on the securities of the Portfolio to cover any advances made by the Custodian to the Portfolio. At October 31, 1997 the payable to the Custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. ("The Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio have adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolios may not incur distribution and service fees which exceed an annual rate of 0.75% of their Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Sirach Special Equity Portfolio, the Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolio's net assets. The Sirach Special Portfolio, the Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio's Institutional Service Class Shares are not currently making payments for distribution fees.

In addition, the Sirach Special Equity Portfolio, the Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolios' Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

                               SIRACH PORTFOLIOS

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases and sales of investment securities other than long-term U.S. Government and short-term securities of:

SIRACH PORTFOLIOS                                       PURCHASES      SALES
-----------------                                      ------------ ------------
Special Equity........................................ $428,108,939 $545,466,621
Growth................................................  175,961,307  193,788,579
Strategic Balanced....................................   84,599,158   86,922,990
Fixed Income..........................................   39,674,026   31,879,256
Equity................................................   28,639,285   13,024,992

Purchases and sales of long-term U.S. Government securities were $19,073,044 and $21,954,587 respectively, for Sirach Strategic Balanced Portfolio, $43,165,139 and $25,014,807, respectively, for Sirach Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for Sirach Special Equity Portfolio, Sirach Growth Portfolio and Sirach Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
SIRACH PORTFOLIOS                                         SHAREHOLDERS OWNERSHIP
-----------------                                         ------------ ---------
Special Equity-Institutional Service Class...............       2         98.6%
Growth-Institutional Class...............................       1         12.9
Growth-Institutional Service Class.......................       4         72.6
Strategic Balanced-Institutional Service Class...........       2        100.0
Fixed Income.............................................       2         53.2
Equity...................................................       5         82.8

                               SIRACH PORTFOLIOS

K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfolios, by class, were as follows:

                                    INSTITUTIONAL CLASS      INSTITUTIONAL SERVICE
                                          SHARES                 CLASS SHARES
                                  ------------------------  -----------------------
                                  YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                  OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                     1997         1996         1997        1996
                                  -----------  -----------  ----------- -----------
SIRACH SPECIAL EQUITY PORTFOLIO:
Shares Issued...................   38,540,490    2,744,916     180,282      93,038
In Lieu of Cash Distributions...    7,051,021    7,041,933      17,661         --
Shares Redeemed.................  (45,506,302) (11,728,227)   (121,360)    (37,003)
                                  -----------  -----------   ---------   ---------
Net Increase (Decrease) from
 Capital Share Transactions.....       85,209   (1,941,378)     76,583      56,035
                                  ===========  ===========   =========   =========
SIRACH GROWTH PORTFOLIO:
Shares Issued...................    2,011,431    2,516,616   1,003,962   1,035,866
In Lieu of Cash Distributions...    1,589,675       78,516     194,309         269
Shares Redeemed.................   (4,223,292)  (3,499,650)   (575,122)     (5,197)
                                  -----------  -----------   ---------   ---------
Net Increase (Decrease) from
 Capital Share Transactions.....     (622,186)    (904,518)    623,149   1,030,938
                                  ===========  ===========   =========   =========
SIRACH STRATEGIC BALANCED PORT-
 FOLIO:
Shares Issued...................    1,431,717    1,081,826      60,218         --
In Lieu of Cash Distributions...    1,093,136      246,974         634         --
Shares Redeemed.................   (2,556,375)  (3,281,799)    (30,485)        --
                                  -----------  -----------   ---------   ---------
Net Increase (Decrease) from
 Capital Share Transactions.....      (31,522)  (1,952,999)     30,367         --
                                  ===========  ===========   =========   =========
SIRACH FIXED INCOME PORTFOLIO:
Shares Issued...................    3,555,587    1,045,131         --          --
In Lieu of Cash Distributions...      186,431       92,899         --          --
Shares Redeemed.................     (895,194)    (768,942)        --          --
                                  -----------  -----------   ---------   ---------
Net Increase from Capital Share
 Transactions...................    2,846,824      369,088         --          --
                                  ===========  ===========   =========   =========
SIRACH EQUITY PORTFOLIO:
Shares Issued...................    1,654,446      596,664         --          --
In Lieu of Cash Distributions...        5,312          111         --          --
Shares Redeemed.................     (372,849)     (12,429)        --          --
                                  -----------  -----------   ---------   ---------
Net Increase from Capital Share
 Transactions...................    1,286,909      584,346         --          --
                                  ===========  ===========   =========   =========
-----------------------------------------------------------------------------------

* Commencement of Operations

L. SUBSEQUENT EVENT: At a special shareholder meeting held on December 3, 1997, the shareholders of the Sirach Fixed Income Portfolio approved a plan of Liquidation and Dissolution for the Portfolio. The Portfolio distributed its net assets and ceased operations by December 9, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
 Sirach Special Equity Portfolio
 Sirach Growth Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Fixed Income Portfolio
 Sirach Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, and Sirach Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

As discussed in Note L, in accordance with the plan of Liquidation and Dissolution, the Sirach Fixed Income Portfolio terminated its operations and made distributions of its net assets by December 9, 1997.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

Sirach Special Equity, Sirach Growth and Sirach Strategic Balanced Portfolios each hereby designate $65,651,431, $13,037,900 and $7,878,702 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the period ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 1.9% for Sirach Special Equity Portfolio, 12.3% for Sirach Growth Portfolio, 7.7% for Sirach Strategic Balanced Portfolio and 48.5% for Sirach Equity Portfolio.

REPORT ON SPECIAL MEETING (UNAUDITED):

At a special meeting of the shareholders of Sirach Fixed Income Portfolio, held on December 3, 1997, the shareholders approved a plan of Liquidation and Dissolution for the Portfolio. The votes on the matter are as follows:

            FOR             AGAINST                 ABSTAIN                 BROKER NON-VOTES
         ---------          -------                 -------                 ----------------
         3,258,158            -0-                     -0-                         -0-

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------

                         STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sterling Partners' Portfolios' Institutional Class Shares dated January 22, 1998 and the Prospectus for the Sterling Partners' Portfolios' Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................    1

PURCHASE AND REDEMPTION OF SHARES........................................    9

VALUATION OF SHARES......................................................   11

SHAREHOLDER SERVICES.....................................................   11

INVESTMENT LIMITATIONS...................................................   13

MANAGEMENT OF THE FUND...................................................   14

INVESTMENT ADVISER.......................................................   18

SERVICE AND DISTRIBUTION PLANS...........................................   21

PORTFOLIO TRANSACTIONS...................................................   24

ADMINISTRATIVE SERVICES..................................................   25

CUSTODIAN................................................................   28

INDEPENDENT ACCOUNTANTS..................................................   28

DISTRIBUTOR..............................................................   28

PERFORMANCE CALCULATIONS.................................................   28

GENERAL INFORMATION......................................................   30

FINANCIAL STATEMENTS.....................................................   32

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS......................  A-1

APPENDIX B - COMPARISONS.................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES


          The following policies supplement the investment objectives and policies of the Sterling Partners' Equity, Sterling Partners' Balanced and Sterling Partners' Small Cap Value Portfolios (the "Sterling Partners' Portfolios") as set forth in the Sterling Partners' Prospectuses.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolios may invest a portion of their assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          In order to remain fully invested and to reduce transactions costs the Balanced Portfolio may invest in stock and bond futures and interest rate futures contracts, and the Equity and the Small Cap Value Portfolios may invest in stock futures and options. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

OPTIONS

          The Portfolios may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

          The Portfolios may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolios may write covered call options on their portfolio securities in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by a Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by a Portfolio are covered, which means that the Portfolio has deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by a Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by a Portfolio and call options written by a Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

          Through the writing of a covered call option a Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

          The Portfolio may, in accordance with their investment objectives, also write exchange-traded covered call and put options on stock indices. The Portfolios may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolios' securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

          The Portfolios may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with their particular portfolio securities. The Portfolios may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, a Portfolio has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

          The Portfolios may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

          The Portfolios may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolios will engage in such transactions only with firms of sufficient credit to minimize these risks. Where a Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

          Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

          In addition, the effectiveness of hedging the Portfolios through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolios' holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolios may not exactly match the composition of the stock index on which options are purchased or written.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to each of the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $2,500 for the Sterling Partners' Portfolios Institutional Class Shares and $100,000 for the Sterling Partners' Portfolios Institutional Service Class Shares with certain exceptions as may be determined from time to time by officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250 minimum; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.


          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC" or the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods determined by the Board of Directors.


          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Sterling Partners' Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios and Institutional Service Class Shares of each Sterling Portfolio may be exchanged for Institutional Service Class Shares of the other Sterling Portfolios. In addition, Institutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Sterling Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

          Each Sterling Partners' Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Sterling Partners' Portfolio will not:

          (1)  invest in commodities;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options, futures or repurchase transactions;

          (4)  purchase on margin or sell short;

          (5) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (6) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (7) invest for the purpose of exercising control over management of any company;

          (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

          (9) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.          Director of the Fund, President of
College Road-RFD 3            Squam Investment Management Company,
Meredith, NC  03253           Inc. and Great Island Investment
1/26/29                       Company, Inc.; President of Bennett
                              Management Company from 1988 to 1993.

Nancy J. Dunn                 Director of the Fund; Vice President
10 Garden Street              For Finance and Administration and
Cambridge, MA  02138          Treasurer of Radcliffe College since
8/14/51                       1991.

Philip D. English             Director of the Fund; President and
16 West Madison Street        Chief Executive Officer of Broventure
Baltimore, MD  21201          Company, Inc.; Chairman of the Board
8/5/48                        of Chektec Corporation and Cyber
                              Scientific, Inc.

William A. Humenuk            Director of the Fund; Partner in the
4000 Bell Atlantic Tower      Philadelphia office of the law firm
1717 Arch Street              Dechert Price & Rhoads; Director,
Philadelphia, PA  19103       Hofler Corp.
4/21/42

Norton H. Reamer*             Director, President and Chairman of
One International Place       the Fund; President, Chief Executive
Boston, MA  02110             Officer and a Director of United Asset
3/21/35                       Management Corporation; Director,
                              Partner or Trustee of each of the
                              Investment Companies of the Eaton
                              Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*    Director of the Fund; Executive Vice
One International Place       President of United Asset Management
Boston, MA  02110             Corporation; formerly an executive
8/24/40                       officer and Director of T. Rowe Price
                              and President and Chief Investment
                              Officer of T. Rowe Price Trust
                              Company.

Peter M. Whitman, Jr.*        Director of the Fund; President and
One Financial Center          Chief Investment Officer of Dewey
Boston, MA  02111             Square Investors Corporation since
7/1/43                        1988; Director and Chief Executive
                              Officer of H.T.  Investors, Inc.,
                              formerly a subsidiary of Dewey Square.

William H. Park               Vice President of the Fund; Executive
One International Place       Vice President and Chief Financial
Boston, MA  02110             Officer of United Asset Management
9/19/47                       Corporation.

Gary L. French                Treasurer of the Fund; President of
211 Congress Street           UAM Fund Services, Inc. and UAM Fund
Boston, MA  02110             Distributors, Inc.; Vice President of
7/4/51                        Operations, Development and Control of
                              Fidelity Investments in 1995;
                              Treasurer of the Fidelity Group of
                              Mutual Funds from 1992 to 1995.

Robert R. Flaherty            Assistant Treasurer of the Fund; Vice
211 Congress Street           President of UAM Fund Services, Inc.;
Boston, MA  02110             former Manager of Fund Administration
9/18/63                       and Compliance of Chase Global Fund
                              Services Company from 1995 to 1996;
                              Senior Manager of Deloitte & Touche
                              LLP from 1985 to 1995.

Gordon M. Shone               Assistant Treasurer of the Fund; Vice
73 Tremont Street             President of Fund Administration and
Boston, MA  02108             Compliance of Chase Global Funds
7/30/56                       Services Company; formerly Senior
                              Audit Manager of Coopers & Lybrand LLP
                              from 1983 to 1993.

Michael DeFao                 Secretary of the Fund; Vice President
211 Congress Street           and General Counsel of UAM Fund
Boston, MA  02110             Services, Inc. and UAM Fund
2/28/68                       Distributors, Inc; Associate Attorney
                              of Ropes & Gray (a law firm) from 1993
                              to 1995.

Karl O. Hartmann              Assistant Secretary of the Fund;
73 Tremont Street             Senior Vice President and General
Boston, MA  02108             Counsel of Chase Global Funds Services
3/7/55                        Company.

------

 * Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                           Pension or
                                           Retirement                  Total
                                            Benefits    Estimated   Compensation
                              Aggregate    Accrued as     Annual        from
                             Compensation    Part of     Benefits   Registrant
      Name of Person,           From          Fund         Upon         and
         Position             Registrant    Expenses    Retirement  Fund Complex
         --------             ----------    --------    ----------  ------------
John T. Bennett, Jr........   $26,791       0           0            $32,750
   Director

Nancy J. Dunn..............   $ 6,774       0           0            $ 8,300
   Director

Philip D. English..........   $26,791       0           0            $32,750
   Director

William A. Humenuk.........   $26,791       0           0            $32,750
   Director


PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.


          Sterling Partners' Balanced Portfolio: UMBSC & Co. FBO Interstate Brands Conservative Growth, AC 340419134, P.O. Box 419260, Kansas City, MO, 15.8%; The Chase Manhattan Bank, N.A., and Employee Savings Plan & Trust, FBO of Bowers Fibers, Inc., Attn: Alan L. Miller, 770 Broadway, New York, NY, 7.5%*, The Chase Manhattan Bank, N.A., Trustee FBO J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 1/1/94, Attn: Alan L. Miller, 770 Broadway, New York, NY, 6.6%*; Fleet National Bank, Trustee, FBO Smith Helms, Muliss & Moore Partners, P.O. Box 92800, Rochester, NY, 6.3%* and UMBSC & Co. FBO Interstate Brands Moderate Growth, AC 340419142, P.O. Box 419260, Kansas City, MO, 5.1%.

          Sterling Partners' Equity Portfolio: The Chase Manhattan Bank, N.A., Trustee FBO J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan, 770 Broadway, New York, NY, 9.0%*; H. Keith Brunnemer, Jr., Michael Peeler Fund, P.O. Box 6024, Charlotte, NC, 7.4%; Hartnat & Co., Smith Anderson, P.O. Box 92800, Rochester, NY, 6.6% and Bank of Boston & Co., Profit Sharing, c/o Fairfield Communities, Inc., P.O. Box 1809, Boston, MA, 5.4%.

          Sterling Partners' Small Cap Value Portfolio: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 14.6%; Fleet National Bank, Cust Sterling Cap Small Cap Value;
Attn: 0005098070, P.O.

Box 92800, Rochester, NY, 12.3%; Wachovia Bank, Trustee FBO The UNX Chemicals, Inc., P/S Rett Plan & Trust, Sterling Capital Management DTD 8/1/82, P.O. Box 3073, 301 N. Main Street MC NC 31075, Winston Salem, NC, 6.6%; Wachovia Bank, Trustee FBO The Coastal Chemical Corp. P/S/P Sterling Management, Inc., DTD 7/3/72, P.O. Box 3073, 301 N. Main St. MC NC 31075, Winston Salem, NC, 6.2% and Charles Schwab & Co., Inc., Special Custody Account, Exclusive Benefit of Customers, Cash Account, 101 Montgomery Street, San Francisco, CA, 5.1%.

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Sterling Capital Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Nucor Corp., Dean Witter, Reynolds Inc., Walter Industries, Inc., Georgia Marble Corp., Cheraw Yarn Mills, Sanger Clinic, Adobe Systems, Inc., Paychex, Inc., Davidson College, Lakeland Regional Medical Center, Discovery & Co. and Cisco Systems, Inc.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Agreements, each Sterling Partners' Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to all of the Sterling Partners' Portfolios' average daily net assets for the month:

                                                     Rate
     Sterling Partners' Balanced Portfolio.........  0.75%
     Sterling Partners' Equity Portfolio...........  0.75%
     Sterling Partners' Small Cap Value Portfolio..  1.00%


          For the fiscal years ended October 31, 1995, 1996 and 1997, Sterling Partners' Balanced Portfolio paid advisory fees of approximately $490,000, $462,951 and $542,796, respectively.

          For the fiscal years ended October 31, 1995, 1996 and 1997, Sterling Partners' Equity Portfolio paid advisory fees of $137,000, $184,081 and $266,442, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $60,000, $72,415 and $70,708, respectively.


          For the fiscal year ended October 31, 1997, Sterling Partners' Small Cap Value Portfolio paid advisory fees of $77,649. During this period, the Adviser voluntarily waived advisory fees of approximately $11,374.


                        SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of
0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account record for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund. So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

          The Balanced, Equity and Small Cap Value Portfolios' Service Class Shares were not offered prior to October 31, 1997.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Balanced Portfolio paid brokerage commissions of approximately $160,163, $103,597 and $110,763, respectively, and the Equity Portfolio paid brokerage commissions of $152,840, $91,721 and $87,354, respectively. During the fiscal year ended October 31, 1997, the Small Cap Value Portfolio paid brokerage commissions of approximately $54,402.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                               Annual Rate
          Balanced Portfolio................     0.06%
          Equity Portfolio..................     0.06%
          Small Cap Value Portfolio.........     0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, administrative services fees paid to the Administrator by the Sterling Partners' Equity Portfolio totaled: $76,000, $87,881 and $103,608, respectively; and $82,000, $99,401 and $124,845, respectively, on behalf of the Sterling Partners' Balanced Portfolio. Of the fees paid during the years ended October 31, 1996 and 1997, Sterling Partners' Equity Portfolio paid $76,476 and $76,637 to CGFSC and $11,405 and $26,971 to UAMFSI, respectively; and Sterling Partners' Balanced Portfolio paid $79,502 and $81,424 to CGFSC and $19,899 and $43,421 to UAMFSI, respectively. During the fiscal year ended October 31, 1997, administrative services fees paid to the Administrator by the Sterling Partners' Small Cap Value Portfolio totaled $30,450. Of this amount, the Sterling Partners' Small Cap Value Portfolio paid $27,344 to CGFSC and $3,106 to UAMFSI.


          UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund are borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms; costs of special telephone and data lines and devices; trade association dues and expenses; and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Balanced Portfolio, Equity Portfolio and Small Cap Value Portfolio paid the Service Provider $25,231, $14,904 and $0, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

          Each Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Sterling Partners' Portfolios is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sterling Partners' Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          The average annual total rates of return for the Institutional Class Shares of the Sterling Partners' Portfolios from inception on the date of the Financial Statements included herein are as follows:


                                                                      Since Inception
                                              One Year    Five Years   Through Year
                                               Ended         Ended         Ended
                                             October 31,  October 31,   October 31,   Inception
                                                1997         1997          1997         Date
                                            ------------  -----------  -------------  ---------
Sterling Partners' Balanced Portfolio......   22.58%       12.81%        11.63%        3/15/91

Sterling Partners' Equity Portfolio........   32.46%       18.16%        15.90%        5/15/91

Sterling Partners' Small Cap Value
Portfolio..................................      N/A          N/A        37.34%        1/2/97

          These figures were calculated according to the following formula:

     P (1 + T)/n/= ERV

where:

     P     =  a hypothetical initial payment of $1,000
     T     =  average annual total return
     n     =  number of years
     ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Service Class Shares of the Sterling Partners' Portfolios were not offered as of October 31, 1997. Accordingly, no total return figures are available.




COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified an additional class of shares in each Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor Shares of these Portfolios have been offered by the Fund.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the Sterling Partners' Portfolios for the fiscal year ended October 31, 1997, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  COMMERCIAL PAPER

     A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better;

(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

     (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (l) The Lehman Brothers 1-3 Year Government Bond Index -- The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues with maturities of one to three years) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with maturities of one to three years). The Lehman Brothers Bond Indices include fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     (m) The Salomon Brothers 3 Month T-Bill Average -- The average return for all treasury bills for the previous three month period.

     (n) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond

          Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Lehman Brothers Government/Corporate Bond Index -- is an unmanaged index composed of approximately 5,000 publicly issued, fixed rate, non-convertible corporate and U.S. Government debt rated "Baa" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.

     (p) Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     (q) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of all outstanding U.S. Treasury issues maturing within one to three years.

     (r) The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index composed of all outstanding public issues with a quality rating BBB3 - AAA maturing within one to three years.

     (s) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (t) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (u) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (v) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard

          & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; and 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index and 50% Standard & Poor's 500 Stock Index, 45% Lehman Brothers Intermediate Government/Corporate Index and 5% Salomon Brothers 3 Month T-Bill Index.

     (w) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (x) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (y) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (z) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (aa) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (bb) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     (cc) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (60.7%)
-------------------------------------------------------------------------------
BANKS (1.9%)
 Bankers Trust New York Corp. .............................. 12,792 $ 1,509,456
-------------------------------------------------------------------------------
BASIC RESOURCES (1.6%)
 Rayonier, Inc. ............................................ 28,900   1,262,569
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.2%)
 Guinness Plc ADR........................................... 32,600   1,459,606
 Nabisco Holdings Corp. .................................... 28,550   1,174,119
 Philip Morris Cos., Inc. .................................. 35,700   1,414,612
                                                                    -----------
                                                                      4,048,337
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.6%)
 Comcast Corp., Class A..................................... 46,267   1,272,343
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (0.7%)
 Ingersoll-Rand Co. ........................................ 12,962     504,708
-------------------------------------------------------------------------------
CONSTRUCTION (2.1%)
 *USG Corp. ................................................ 33,900   1,599,656
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.3%)
 First Brands Corp. ........................................ 48,050   1,225,275
 Hasbro, Inc. .............................................. 47,025   1,363,725
                                                                    -----------
                                                                      2,589,000
-------------------------------------------------------------------------------
ENERGY (4.2%)
 Chevron Corp. ............................................. 12,640   1,048,330
 Exxon Corp. ...............................................  6,868     421,953
 Mobil Corp. ............................................... 14,140   1,029,569
 USX-Marathon Group......................................... 22,850     816,887
                                                                    -----------
                                                                      3,316,739
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.2%)
 The Walt Disney Co. ....................................... 11,350     933,537
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (6.6%)
  Capital One Financial Corp. .............................. 27,800 $ 1,268,375
  H&R Block, Inc. .......................................... 37,050   1,370,850
  J.P. Morgan & Co. ........................................  9,945   1,091,464
  Nationwide Financial Services, Inc., Class A.............. 47,000   1,430,562
                                                                    -----------
                                                                      5,161,251
-------------------------------------------------------------------------------
 HEALTH CARE (7.6%)
 *Acuson Corp. ............................................. 47,900     898,125
  Bausch & Lomb, Inc. ...................................... 15,600     612,300
  Columbia/HCA Healthcare Corp. ............................ 46,700   1,319,275
 *Humana, Inc. ............................................. 39,000     819,000
 *Magellan Health Services, Inc. ........................... 49,850   1,436,303
  McKesson Corp. ...........................................  8,250     885,328
                                                                    -----------
                                                                      5,970,331
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (2.9%)
  Black & Decker Corp. ..................................... 36,100   1,374,056
  Stanhome, Inc. ........................................... 31,838     889,474
                                                                    -----------
                                                                      2,263,530
-------------------------------------------------------------------------------
 INDUSTRIAL (1.0%)
 *Airgas, Inc. ............................................. 52,050     810,028
-------------------------------------------------------------------------------
 INSURANCE (3.2%)
  General Re Corp...........................................  6,850   1,350,734
  Ohio Casualty Corp........................................ 25,150   1,112,888
                                                                    -----------
                                                                      2,463,622
-------------------------------------------------------------------------------
 MANUFACTURING (4.6%)
  Belden, Inc............................................... 19,100     654,175
  Snap-On Tools Corp........................................ 37,275   1,602,825
  United Dominion Industries................................ 52,245   1,364,901
                                                                    -----------
                                                                      3,621,901
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                        SHARES     VALUE+
----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
 RETAIL (4.7%)
 *Costco Companies, Inc. ............................     19,800 $   762,300
  Cracker Barrel Old Country Store, Inc. ............     17,750     523,625
  Family Dollar Stores, Inc. ........................     41,750     981,125
 *Federated Department Stores, Inc. .................     10,800     475,200
  McDonald's Corp....................................     20,500     918,656
                                                                 -----------
                                                                   3,660,906
----------------------------------------------------------------------------
 SERVICES (1.8%)
  Manpower, Inc......................................     36,500   1,400,688
----------------------------------------------------------------------------
 TECHNOLOGY (0.7%)
  Hewlett-Packard Co.................................      8,200     505,838
----------------------------------------------------------------------------
 TEXTILES & APPAREL (1.3%)
  Unifi, Inc.........................................     26,775   1,029,164
----------------------------------------------------------------------------
 TRANSPORTATION (1.3%)
  Canadian National Railway..........................     18,950   1,022,116
----------------------------------------------------------------------------
 UTILITIES (3.2%)
  Duke Energy Corp...................................     31,150   1,502,987
  Enron Corp.........................................     27,100   1,029,800
                                                                 -----------
                                                                   2,532,787
----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $38,607,493)..............             47,478,507
----------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
----------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES (23.5%)
----------------------------------------------------------------------------
 BANKS (6.2%)
  BankAmerica Corp.
   6.65%, 5/1/01..................................... $  910,000     923,477
  NationsBank Corp.
   5.70%, 2/12/01....................................    640,000     631,968
  Wachovia Corp.
   6.625%, 11/15/06..................................  3,270,000   3,304,956
                                                                 -----------
                                                                   4,860,401
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT     VALUE+
-----------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-----------------------------------------------------------------------------
FINANCIAL SERVICES (7.1%)
 Associates Corp. of North America
  6.00%, 6/15/01.....................................  $1,750,000 $ 1,740,148
 Morgan Stanley, Dean Witter, Discover and Co.
  6.375%, 8/1/02.....................................   2,000,000   2,012,940
 Sears Roebuck Acceptance Corp.
  6.54%, 5/6/99......................................   1,800,000   1,818,972
                                                                  -----------
                                                                    5,572,060
-----------------------------------------------------------------------------
INDUSTRIAL (2.4%)
 Ford Motor Corp.
  7.25%, 10/1/08.....................................   1,300,000   1,368,848
 Nike, Inc.
  6.375%, 12/1/03....................................     500,000     503,030
                                                                  -----------
                                                                    1,871,878
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (4.0%)
 Bellsouth Capital Funding
  6.04%, 11/15/26, Put 11/15/01......................   3,100,000   3,161,938
-----------------------------------------------------------------------------
TRANSPORTATION (2.2%)
 Southern Railway Corp.
  10.00%, 7/15/00....................................   1,535,000   1,683,557
-----------------------------------------------------------------------------
UTILITIES (1.6%)
 Georgia Power
  6.625%, 4/1/03.....................................   1,250,000   1,261,125
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $18,120,825)...              18,410,959
-----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (11.9%)
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION (0.1%)
 Federal National Mortgage Association
 REMIC Series 92-150G
 6.75%, 9/25/18,
 Estimated Average Life 2/98++.......................     113,048     112,877
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (0.2%)
 Federal Home Loan Mortgage Corporation
 Pool #M90315
 5.50%, 12/1/98,
 Estimated Average Life 10/98++........................  $  107,010 $   105,037
 Pool #G50213
 6.50%, 11/1/99,
 Estimated Average Life 4/99++.........................      53,872      54,116
                                                                    -----------
                                                                        159,153
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (7.9%)
 5.875%, 9/30/02.......................................   1,775,000   1,784,159
 6.125%, 8/15/07.......................................   4,300,000   4,393,396
                                                                    -----------
                                                                      6,177,555
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (3.7%)
 7.625%, 2/15/25.......................................   2,435,000   2,883,186
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $8,930,115).....................................               9,332,771
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.9%)
  Chase Securities, Inc. 5.60%, dated 10/31/97, due
   11/3/97 to be repurchased at $5,385,512,
   collateralized by $5,161,075 of various U.S.
   Treasury Notes, 5.50%-8.75% due from 5/15/00-
   6/30/02, valued at $5,386,037 (COST $5,383,000).....   5,383,000   5,383,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%) (COST $71,041,433) (a)......              80,605,237
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)...................              (2,322,026)
--------------------------------------------------------------------------------
NET ASSETS (100%)......................................             $78,283,211
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    + See Note A to Financial Statements.
   ++ Estimated Average Life is unaudited.
    * Non-Income Producing Security
  ADR American Depositary Receipt
REMIC Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $71,078,692. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $9,526,545. This consisted of aggregate gross unrealized appreciation for all securities of $10,023,345 and aggregate gross unrealized depreciation for all securities of $496,800.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (95.2%)
-------------------------------------------------------------------------------
 BANKS (3.2%)
  Bankers Trust New York Corp. ............................. 13,460 $ 1,588,280
-------------------------------------------------------------------------------
 BASIC RESOURCES (2.4%)
  Rayonier, Inc. ........................................... 27,400   1,197,038
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (8.0%)
  Guinness Plc ADR.......................................... 30,600   1,370,060
  Nabisco Holdings Corp. ................................... 28,986   1,192,049
  Philip Morris Cos., Inc. ................................. 35,698   1,414,533
                                                                    -----------
                                                                      3,976,642
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (2.6%)
  Comcast Corp., Class A.................................... 46,885   1,289,338
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (1.0%)
  Ingersoll-Rand Co. ....................................... 13,391     521,412
-------------------------------------------------------------------------------
 CONSTRUCTION (3.2%)
 *USG Corp. ................................................ 34,125   1,610,273
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (5.0%)
  First Brands Corp. ....................................... 46,902   1,196,001
  Hasbro, Inc. ............................................. 45,210   1,311,090
                                                                    -----------
                                                                      2,507,091
-------------------------------------------------------------------------------
 ENERGY (6.7%)
  Chevron Corp. ............................................ 12,793   1,061,020
  Exxon Corp. ..............................................  7,050     433,134
  Mobil Corp. .............................................. 14,000   1,019,375
  USX-Marathon Group........................................ 22,600     807,950
                                                                    -----------
                                                                      3,321,479
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (1.9%)
  The Walt Disney Co. ...................................... 11,326     931,564
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (10.4%)
  Capital One Financial Corp. ............................... 28,600 $ 1,304,875
  H&R Block, Inc. ........................................... 36,750   1,359,750
  J.P. Morgan & Co. .........................................  9,950   1,092,013
  Nationwide Financial Services, Inc., Class A............... 47,400   1,442,737
                                                                     -----------
                                                                       5,199,375
--------------------------------------------------------------------------------
 HEALTH CARE (12.1%)
 *Acuson Corp. .............................................. 47,851     897,206
  Bausch & Lomb, Inc. ....................................... 16,350     641,737
  Columbia/HCA Healthcare Corp. ............................. 46,400   1,310,800
 *Humana, Inc. .............................................. 39,400     827,400
 *Magellan Health Services, Inc. ............................ 50,880   1,465,980
  McKesson Corp. ............................................  8,300     890,694
                                                                     -----------
                                                                       6,033,817
--------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (4.6%)
  Black & Decker Corp. ...................................... 37,125   1,413,070
  Stanhome, Inc. ............................................ 30,775     859,777
                                                                     -----------
                                                                       2,272,847
--------------------------------------------------------------------------------
 INDUSTRIAL (1.7%)
 *Airgas, Inc. .............................................. 54,400     846,600
--------------------------------------------------------------------------------
 INSURANCE (4.8%)
  General Re Corp. ..........................................  6,550   1,291,578
  Ohio Casualty Corp. ....................................... 25,525   1,129,481
                                                                     -----------
                                                                       2,421,059
--------------------------------------------------------------------------------
 MANUFACTURING (7.2%)
  Belden, Inc. .............................................. 19,045     652,291
  Snap-On Tools Corp. ....................................... 36,775   1,581,325
  United Dominion Industries................................. 51,475   1,344,785
                                                                     -----------
                                                                       3,578,401
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 RETAIL (7.5%)
 *Costco Companies, Inc. ................................... 19,539 $   752,252
  Cracker Barrel Old Country Store, Inc. ................... 17,650     520,675
  Family Dollar Stores, Inc. ............................... 43,225   1,015,787
 *Federated Department Stores, Inc. ........................ 11,050     486,200
  McDonald's Corp. ......................................... 21,100     945,544
                                                                    -----------
                                                                      3,720,458
-------------------------------------------------------------------------------
 SERVICES (2.9%)
  Manpower, Inc. ........................................... 38,250   1,467,844
-------------------------------------------------------------------------------
 TECHNOLOGY (1.0%)
  Hewlett-Packard Co. ......................................  8,462     522,000
-------------------------------------------------------------------------------
 TEXTILES & APPAREL (2.0%)
  Unifi, Inc. .............................................. 25,393     976,043
-------------------------------------------------------------------------------
 TRANSPORTATION (2.0%)
  Canadian National Railway................................. 18,937   1,021,414
-------------------------------------------------------------------------------
 UTILITIES (5.0%)
  Duke Energy Corp. ........................................ 31,100   1,500,575
  Enron Corp. .............................................. 26,425   1,004,150
                                                                    -----------
                                                                      2,504,725
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $37,851,171).....................         47,507,700
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.0%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97 to be repurchased at $2,466,150,
  collateralized by $2,363,375 of various U.S. Treasury
  Notes, 5.50%-8.75% due from 5/15/00-6/30/02, valued
  at $2,466,391 (COST $2,465,000)...................... $2,465,000 $ 2,465,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $40,316,171) (a)......             49,972,700
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)...................                (86,766)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $49,885,934
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +See Note A to Financial Statements.
  *Non-Income Producing Security
ADRAmerican Depositary Receipt
 (a) The cost for federal income tax purposes was $40,334,693. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $9,638,007. This consisted of aggregate gross unrealized appreciation for all securities of $10,135,165 and aggregate gross unrealized depreciation for all securities of $497,158.



   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (96.7%)
-------------------------------------------------------------------------------
 AUTOMOTIVE (3.5%)
 *Strattec Security Corp..................................... 25,325 $  690,106
-------------------------------------------------------------------------------
 BANKS (8.6%)
  Empire Federal Bancorp, Inc................................ 36,275    598,537
  Ocean Financial Corp....................................... 14,700    551,250
 *Provident Financial Holdings, Inc.......................... 28,375    558,633
                                                                     ----------
                                                                      1,708,420
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (5.0%)
  Earthgrains Co............................................. 23,900    982,887
-------------------------------------------------------------------------------
 BUILDING MATERIALS (11.1%)
 *Cameron Ashley Building Products........................... 28,925    502,572
  Texas Industries, Inc...................................... 18,950    898,941
  Zurn Industries, Inc....................................... 24,175    811,373
                                                                     ----------
                                                                      2,212,886
-------------------------------------------------------------------------------
 CONSTRUCTION (3.8%)
 *Perini Corp................................................ 83,575    762,622
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (7.1%)
 *Johnson Worldwide Associates, Inc., Class A................ 55,450    859,475
 *Primadonna Resorts, Inc.................................... 31,900    558,250
                                                                     ----------
                                                                      1,417,725
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (7.7%)
  Capital Southwest Corp. ...................................  6,000    470,250
  Financial Security Assurance Holdings Ltd.................. 10,100    439,350
  Piper Jaffrey Cos., Inc. .................................. 25,100    629,069
                                                                     ----------
                                                                      1,538,669
-------------------------------------------------------------------------------
 HEALTH CARE (13.2%)
  Diagnostic Products Corp. ................................. 18,500    541,125
  Kinetic Concepts, Inc...................................... 28,050    532,950
 *Magellan Health Services, Inc. ............................ 28,375    817,555
  Owens & Minor, Inc., Holding Company....................... 52,700    737,800
                                                                     ----------
                                                                      2,629,430
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (3.2%)
  Stanhome, Inc. ........................................... 22,600 $   631,388
-------------------------------------------------------------------------------
 INSURANCE (7.2%)
  Hilb, Rogal & Hamilton Co................................. 31,700     574,563
  Stewart Information Services Corp......................... 32,950     846,403
                                                                    -----------
                                                                      1,420,966
-------------------------------------------------------------------------------
 METALS (3.5%)
 *Steel of West Virginia, Inc. ............................. 64,450     684,781
-------------------------------------------------------------------------------
 MULTI-INDUSTRY (6.7%)
  Clarcor, Inc. ............................................ 23,997     688,414
 *Griffon Corp. ............................................ 40,985     648,075
                                                                    -----------
                                                                      1,336,489
-------------------------------------------------------------------------------
 RETAIL (8.4%)
  CPI Corp. ................................................ 26,670     693,420
  Family Dollar Stores, Inc................................. 41,800     982,300
                                                                    -----------
                                                                      1,675,720
-------------------------------------------------------------------------------
 SERVICES (2.9%)
 *Bell & Howell Co.......................................... 21,175     583,636
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (4.8%)
 *Anixter International, Inc................................ 28,450     536,994
  Salient 3 Communications, Inc., Class A................... 36,120     419,895
                                                                    -----------
                                                                        956,889
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $17,275,744).....................         19,232,614
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             FACE
                                                            AMOUNT    VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.5%)
  Chase Securities, Inc. 5.60%, Dated 10/31/97, due
   11/03/97, to be repurchased at $689,322, collateralized
   by $660,595 of various
   U.S. Treasury Notes, 5.50%-8.75% due from 5/15/00-
   6/30/02, valued at $689,389 (COST $689,000)............ $689,000 $   689,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $17,964,744) (a).........           19,921,614
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)......................              (33,404)
--------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $19,888,210
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security
(a) The cost for federal income tax purposes was $17,964,744. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $1,956,870. This consisted of aggregate gross unrealized appreciation for all securities of $2,174,049 and aggregate gross unrealized depreciation for all securities of $217,179.


   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                                     STERLING
                                             STERLING    STERLING    PARTNERS'
                                             PARTNERS'   PARTNERS'   SMALL CAP
                                             BALANCED     EQUITY       VALUE
                                             PORTFOLIO   PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost...................... $71,041,433 $40,316,171 $17,964,744
                                            =========== =========== ===========
 Investments, at Value..................... $80,605,237 $49,972,700 $19,921,614
 Cash......................................         820         613         238
 Receivable for Investments Sold...........   1,368,082         --          --
 Receivable for Portfolio Shares Sold......       2,901      34,389      21,233
 Dividends Receivable......................      29,484      27,914       5,413
 Interest Receivable.......................     531,216         383         107
 Other Assets..............................       2,013       1,208         283
-------------------------------------------------------------------------------
  Total Assets.............................  82,539,753  50,037,207  19,948,888
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.........         --          --       20,250
 Payable for Portfolio Shares Redeemed.....   4,154,073      87,095         --
 Payable for Investment Advisory Fees--Note
  B........................................      53,935      30,179      15,950
 Payable for Administrative Fees--Note C...      10,855       8,599       4,086
 Payable for Custodian Fees--Note D........       3,750       2,945       2,376
 Payable for Account Services Fees--Note F.       3,376         --          --
 Payable for Directors' Fees--Note H.......         791         714         624
 Other Liabilities.........................      29,762      21,741      17,392
-------------------------------------------------------------------------------
  Total Liabilities........................   4,256,542     151,273      60,678
-------------------------------------------------------------------------------
NET ASSETS................................. $78,283,211 $49,885,934 $19,888,210
================================================================================
NET ASSETS CONSIST OF:
 Paid in Capital........................... $59,590,652 $33,465,954 $17,111,349
 Undistributed Net Investment Income.......     222,732      10,502         --
 Accumulated Net Realized Gain.............   8,906,023   6,752,949     819,991
 Unrealized Appreciation...................   9,563,804   9,656,529   1,956,870
-------------------------------------------------------------------------------
NET ASSETS................................. $78,283,211 $49,885,934 $19,888,210
================================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par
  value) (Authorized 25,000,000)...........   5,628,932   2,667,183   1,449,516
 Net Asset Value, Offering and Redemption
  Price Per Share.......................... $     13.91 $     18.70 $     13.72
================================================================================

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                                                  STERLING
                                      STERLING              STERLING             PARTNERS'
                                      PARTNERS'             PARTNERS'            SMALL CAP
                                      BALANCED               EQUITY                VALUE
                                      PORTFOLIO             PORTFOLIO            PORTFOLIO*
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................           $   747,696           $   730,520           $   72,347
 Interest.................             1,813,168                99,464               30,200
--------------------------------------------------------------------------------------------
  Total Income............             2,560,864               829,984              102,547
--------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fee...............  $542,796             $337,150              $ 77,649
  Less: Fees Waived.......       --      542,796  (70,708)     266,442  (66,275)     11,374
                            --------             --------              --------
 Administrative Fees--Note
  C.......................               124,845               103,608               30,450
 Custodian Fees--Note D...                11,831                 5,143                7,548
 Account Services Fees--
  Note F..................                25,231                14,904                  --
 Directors' Fees--Note H..                 2,945                 2,553                2,191
 Audit Fees...............                14,827                12,846               15,000
 Legal Fees...............                 4,832                 3,010                3,299
 Printing Fees............                22,555                13,988                4,315
 Registration and Filing
  Fees....................                15,259                14,489               21,589
 Other Expenses...........                11,766                 7,819                2,098
--------------------------------------------------------------------------------------------
  Total Expenses..........               776,887               444,802               97,864
 Expense Offset--Note A...                   --                    --                  (349)
--------------------------------------------------------------------------------------------
  Net Expenses............               776,887               444,802               97,515
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....             1,783,977               385,182                5,032
--------------------------------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS..............             8,948,061             6,787,489              820,414
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........             3,917,853             4,581,781            1,956,870
--------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...            12,865,914            11,369,270            2,777,284
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERA-
  TIONS...................           $14,649,891           $11,754,452           $2,782,316
============================================================================================

* For the period January 2, 1997 (Commencement of Operations) to October 31,
  1997


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  1,783,977  $  1,711,464
 Net Realized Gain...................................     8,948,061     4,827,174
 Net Change in Unrealized Appreciation/Depreciation..     3,917,853     2,106,555
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................    14,649,891     8,645,193
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (1,727,012)   (1,822,583)
 Net Realized Gain...................................    (4,423,527)   (3,417,915)
----------------------------------------------------------------------------------
  Total Distributions................................    (6,150,539)   (5,240,498)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................    27,923,261    10,461,361
   --In Lieu of Cash Distributions...................     5,943,855     5,122,683
 Redeemed............................................   (22,774,378)  (25,230,195)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions.............................................    11,092,738    (9,646,151)
----------------------------------------------------------------------------------
 Total Increase (Decrease)...........................    19,592,090    (6,241,456)
Net Assets:
 Beginning of Period.................................  $ 58,691,121    64,932,577
----------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $222,732 and $165,686,
  respectively)......................................  $ 78,283,211  $ 58,691,121
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................     2,175,854       862,801
  In Lieu of Cash Distributions......................       483,960       448,253
  Shares Redeemed....................................    (1,707,662)   (2,111,425)
----------------------------------------------------------------------------------
                                                            952,152      (800,371)
==================================================================================

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $   385,182  $    347,051
 Net Realized Gain....................................    6,787,489     4,140,929
 Net Change in Unrealized Appreciation/Depreciation...    4,581,781     2,701,952
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations.........................................   11,754,452     7,189,932
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................     (399,390)     (366,530)
 Net Realized Gain....................................   (3,300,956)   (2,251,608)
----------------------------------------------------------------------------------
  Total Distributions.................................   (3,700,346)   (2,618,138)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................   14,372,614     7,389,338
   --In Lieu of Cash Distributions....................    3,658,369     2,561,496
 Redeemed.............................................   (9,142,001)  (13,548,762)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
   Transactions.......................................    8,888,982    (3,597,928)
----------------------------------------------------------------------------------
 Total Increase.......................................   16,943,088       973,866
Net Assets:
 Beginning of Period..................................   32,942,846    31,968,980
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $10,502 and $24,710, respectively)........  $49,885,934  $ 32,942,846
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................      851,392       512,923
  In Lieu of Cash Distributions.......................      239,374       194,161
  Shares Redeemed.....................................     (518,745)     (947,380)
----------------------------------------------------------------------------------
                                                            572,021      (240,296)
==================================================================================

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                  JANUARY 2, 1997*
                                                                         TO
                                                                  OCTOBER 31, 1997
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..........................................    $     5,032
 Net Realized Gain..............................................        820,414
 Net Change in Unrealized Appreciation/Depreciation.............      1,956,870
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..........      2,782,316
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..........................................         (5,455)
----------------------------------------------------------------------------------
  Total Distributions...........................................         (5,455)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.........................................................     17,330,126
   --In Lieu of Cash Distributions..............................          5,453
 Redeemed.......................................................       (224,230)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..................     17,111,349
----------------------------------------------------------------------------------
 Total Increase.................................................     19,888,210
Net Assets:
 Beginning of Period............................................            --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $0)...........................................................    $19,888,210
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.................................................      1,464,695
  In Lieu of Cash Distributions.................................            540
  Shares Redeemed...............................................        (15,719)
----------------------------------------------------------------------------------
                                                                      1,449,516
==================================================================================

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                       -----------------------------------------
                                    1997      1996     1995     1994     1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 12.55   $ 11.86  $ 11.13  $ 11.51  $ 10.71
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.32      0.34     0.46     0.32     0.34
 Net Realized and Unrealized Gain
  (Loss).........................     2.32      1.38     1.04    (0.25)    0.94
--------------------------------------------------------------------------------
  Total From Investment
   Operations....................     2.64      1.72     1.50     0.07     1.28
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.31)    (0.36)   (0.45)   (0.32)   (0.32)
 Net Realized Gain...............    (0.97)    (0.67)   (0.32)   (0.13)   (0.16)
--------------------------------------------------------------------------------
  Total Distributions............    (1.28)    (1.03)   (0.77)   (0.45)   (0.48)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 13.91   $ 12.55  $ 11.86  $ 11.13  $ 11.51
================================================================================
TOTAL RETURN.....................    22.58%    15.52%   14.23%    0.66%   12.23%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $78,283   $58,691  $64,933  $64,673  $47,016
Ratio of Expenses to Average Net
 Assets..........................     1.07%     1.03%    0.96%    1.01%    0.99%
Ratio of Net Investment Income to
 Average
 Net Assets......................     2.47%     2.77%    3.96%    3.05%    3.08%
Portfolio Turnover Rate..........      133%*      84%     130%      70%      49%
Average Commission Rate #........  $0.0658   $0.0684      N/A      N/A      N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     1.07%     1.02%    0.96%     N/A      N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
* The turnover rate is higher than normally anticipated due to increased shareholder activity within the portfolio.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                           -------------------------------------
                                     1997     1996     1995     1994     1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 15.72  $ 13.69  $ 12.54  $ 12.39  $ 11.01
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.15     0.15     0.21     0.16     0.15
 Net Realized and Unrealized Gain.     4.55     3.01     1.73     0.27     1.53
--------------------------------------------------------------------------------
  Total From Investment
   Operations.....................     4.70     3.16     1.94     0.43     1.68
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.16)   (0.16)   (0.20)   (0.15)   (0.16)
 Net Realized Gain................    (1.56)   (0.97)   (0.59)   (0.13)   (0.14)
--------------------------------------------------------------------------------
  Total Distributions.............    (1.72)   (1.13)   (0.79)   (0.28)   (0.30)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 18.70  $ 15.72  $ 13.69  $ 12.54  $ 12.39
================================================================================
TOTAL RETURN+.....................    32.46%   24.76%   16.61%    3.50%   15.46%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................  $49,886  $32,943  $31,969  $23,352  $15,982
Ratio of Expenses to Average Net
 Assets...........................     0.99%    0.99%    1.00%    0.99%    0.93%
Ratio of Net Investment Income to
 Average Net Assets...............     0.86%    1.01%    1.64%    1.34%    1.30%
Portfolio Turnover Rate...........       57%      78%     135%      73%      55%
Average Commission Rate #.........  $0.0661  $0.0687      N/A      N/A      N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share........................  $  0.03  $  0.03  $  0.03  $  0.04  $  0.06
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.     0.99%    0.99%    0.99%     N/A      N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             JANUARY 2, 1997***
                                                                     TO
                                                              OCTOBER 31, 1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................................         0.01
 Net Realized and Unrealized Gain...........................         3.72
-------------------------------------------------------------------------------
  Total From Investment Operations..........................         3.73
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......................................        (0.01)
-------------------------------------------------------------------------------
  Total Distributions.......................................        (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................      $ 13.72
===============================================================================
TOTAL RETURN+...............................................        37.34%**
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).......................      $19,888
Ratio of Expenses to Average Net Assets.....................         1.25%*
Ratio of Net Investment Income to Average Net Assets........         0.06%*
Portfolio Turnover Rate.....................................           50%
Average Commission Rate.....................................      $0.0619
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser
 Per Share..................................................      $  0.13
Ratio of Expenses to Average Net Assets Including Expense
 Offsets....................................................         1.25%
-------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
***Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed by the Adviser during the period.



    The accompanying notes are an integral part of the financial statements.

                         STERLING PARTNERS' PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), are portfolios of UAM Funds, Inc., which are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  The STERLING PARTNERS' BALANCED PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  The STERLING PARTNERS' EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  The STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange and unlisted securities for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. In addition, listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine

                         STERLING PARTNERS' PORTFOLIOS
  the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income to shareholders quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                     UNDISTRIBUTED  ACCUMULATED
                                                     NET INVESTMENT NET REALIZED
   STERLING PARTNERS' PORTFOLIOS                         INCOME         GAIN
   -----------------------------                     -------------- ------------
   Balanced.........................................      $ 81         $ (81)
   Small Cap Value..................................       423          (423)

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sterling Capital Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a monthly fee calculated at an annual rate of 0.75% of average daily net assets for the month for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and an annual rate of 1.00% of average daily net assets for the month for the Sterling Partners' Small Cap Value

                         STERLING PARTNERS' PORTFOLIOS

Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06%, 0.06% and 0.04% of average daily net assets for Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                       PORTION
                                                        ADMINISTRATION PAID TO
STERLING PARTNERS' PORTFOLIOS                                FEES       CGFSC
-----------------------------                           -------------- -------
Balanced...............................................    $124,845    $81,424
Equity.................................................     103,608     76,637
Small Cap Value........................................      30,450     27,344

D. The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after

                         STERLING PARTNERS' PORTFOLIOS
the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

STERLING PARTNERS' PORTFOLIOS                           PURCHASES     SALES
-----------------------------                          ----------- -----------
Balanced.............................................. $42,617,002 $33,326,201
Equity................................................  29,525,053  24,834,148
Small Cap Value.......................................  20,815,116   4,359,786

Purchases and sales of long-term U.S. Government and Agency securities were $53,770,887 and $57,899,903, respectively, for the Sterling Partners' Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio and Sterling Partners Small Cap Value Portfolio. The Sterling Partners' Equity Portfolio's purchases figure includes $307,952 of in-kind transactions.

I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                            NO. OF        %
STERLING PARTNERS' PORTFOLIOS                            SHAREHOLDERS OWNERSHIP
-----------------------------                            ------------ ---------
Balanced................................................       1        15.7%
Small Cap Value.........................................       1        19.1

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Small Cap Value Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, and Sterling Partners' Small Cap Value Portfolio (the "Portfolios"). Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

The Sterling Partners' Balanced and Sterling Partners' Equity Portfolios each hereby designate $1,907,560 and $1,080,582, respectively, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1997, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Small Cap Portfolios, is 15.1%, 24.8% and 8.7%, respectively.

                                    PART B

                                   UAM FUNDS

--------------------------------------------------------------------------------

                                TS&W PORTFOLIOS

                           Institutional Class Shares

--------------------------------------------------------------------------------

             STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the TS&W Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

                                                     Page
                                                     ----

INVESTMENT OBJECTIVES AND POLICIES..................    2

PURCHASE AND REDEMPTION OF SHARES...................    8

VALUATION OF SHARES.................................   10

SHAREHOLDER SERVICES................................   10

INVESTMENT LIMITATIONS..............................   12

MANAGEMENT OF THE FUND..............................   14

INVESTMENT ADVISER..................................   18

PORTFOLIO TRANSACTIONS..............................   20

ADMINISTRATIVE SERVICES.............................   21

CUSTODIAN...........................................   24

INDEPENDENT ACCOUNTANTS.............................   24

DISTRIBUTOR.........................................   24

PERFORMANCE CALCULATIONS............................   25

GENERAL INFORMATION.................................   27

FINANCIAL STATEMENTS................................   29

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS..  A-1

APPENDIX B - COMPARISONS............................  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following discussion supplements the discussion of the investment objectives and policies of the TS&W Balanced, TS&W Equity, TS&W International Equity and TS&W Fixed Income Portfolios (the "TS&W Portfolios") as set forth in the TS&W Prospectus.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan association collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          The TS&W International Equity Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The TS&W International Equity Portfolio expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The TS&W International

Equity Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The TS&W International Equity Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the TS&W International Equity Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The TS&W International Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The TS&W International Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the TS&W International Equity Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the TS&W International Equity Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the TS&W International Equity Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the TS&W International Equity Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the TS&W International Equity Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities of foreign currencies or other income derived with respect to its business investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

          The TS&W International Equity Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

FUTURES OPTIONS

          The TS&W International Equity Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the Portfolios' historical portfolio turnover rates.


                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds, other fixed income securities and fixed dividends are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.


                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Prospectus.


EXCHANGE PRIVILEGE

          Institutional Class Shares of each TS&W Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

          Each TS&W Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to shareholders, except for investment limitations (2), (3), (5), (6), (8), (9),
(12) and (13), which are classified as fundamental. A Portfolio's fundamental investment limitation cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objectives and policies set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each TS&W Portfolio will not:

          1. invest in commodities except that the TS&W International Equity Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets is required as deposit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

          2. make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the Commission thereunder;

          3. issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options and futures (for the TS&W International Equity Portfolio) or repurchase transactions;

          4. purchase on margin or sell short except as specified in (1) above;

          5. with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          6. with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

          7. purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          8. borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes, and then, in no event, in excess of 10% of the Portfolio's gross assets (33 1/3% for the Balanced Portfolio) valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          9. pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets

               (33 1/3% for the Balanced Portfolio) at fair market value;

          10. underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio (15% for the Balanced Portfolio), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          11. invest for the purpose of exercising control over management of any company;

          12. invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years; and

          13. acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.


John T. Bennett, Jr.    Director of the Fund; President of Squam Investment
College Road-RFD 3      Management Company, Inc. and Great Island Investment
Meredith, NH 03253      Company, Inc.; President of Bennett Management Company
1/26/29                 from 1988 to 1993.


Nancy J. Dunn           Director of the Fund; Vice President for Finance and
10 Garden Street        Administration and Treasurer of Radcliffe College since
Cambridge, MA 02138     1991.
8/14/51

Philip D. English       Director of the Fund; President and Chief Executive
16 West Madison Street  Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201     Board of Chektec Corporation and Cyber Scientific, Inc.
8/5/48

William A. Humenuk      Director of the Fund; Partner in the Philadelphia office
4000 Bell Atlantic      of the law firm Dechert Price & Rhoads; Director, Hofler
Tower                   Corp.
1717 Arch Street
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*       Director, President and Chairman of the Fund; President,
One International       Chief Executive Officer and a Director of United Asset
Place                   Management Corporation; Director, Partner or Trustee
Boston, MA 02110        of each of the Investment Companies of the Eaton Vance
3/21/35                 Group of Mutual Funds.

Charles H. Salisbury,   Director of the Fund; Executive Vice President of United
Jr.*                    Asset Management Corporation; formerly an executive
One International       officer and Director of T. Rowe Price and President and
Place                   Chief Investment Officer of T. Rowe Price Trust Company.
Boston, MA 02110
8/24/40

Peter M. Whitman, Jr.*  Director of the Fund; President and Chief Investment
One Financial Center    Officer of Dewey Square Investors Corporation since
Boston, MA 02111        1988; Director and Chief Executive Officer of H.T.
7/1/43                  Investors, Inc., formerly a subsidiary of Dewey Square.

William H. Park         Vice President of the Fund; Executive Vice President and
One International       Chief Financial Officer of United Asset Management
Place                   Corporation.
Boston, MA 02110
9/19/47


Gary L. French          Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street     Inc. and UAM Fund Distributors, Inc.; Vice President of
Boston, MA 02110        Operations, Development and Control of Fidelity
7/4/51                  Investments in 1995; Treasurer of the Fidelity Group of
                        Mutual Funds from 1991 to 1995.

Robert R. Flaherty      Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street     Fund Services, Inc.; former Manager of Fund Administra-
Boston, MA 02110        tion and Compliance of Chase Global Fund Services
9/18/63                 Company from 1995 to 1996; Senior Manager of Deloitte
                        & Touche LLP from 1985 to 1995.

Gordon M. Shone         Assistant Treasurer of the Fund; Vice President of Fund
73 Tremont Street       Administration and Compliance of Chase Global Funds
Boston, MA  02108       Services Company; formerly Senior Audit Manager of
7/30/56                 Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao           Secretary of the Fund; Vice President and General
211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110        Distributors, Inc.; Associate Attorney of Ropes & Gray
2/28/68                 (a law firm) from 1993 to 1995.

Karl O. Hartmann        Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street       and General Counsel of Chase Global Funds Services
Boston, MA 02108        Company.
3/7/55

--------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.



                               Aggregate         Pension or             Estimated
                             Compensation    Retirement Benefits         Annual              Total Compensation
     Name of Person,             From        Accrued as Part of       Benefits Upon         from Registrant and
        Position              Registrant        Fund Expenses           Retirement              Fund Complex
        --------              ----------        -------------           ----------              ------------
John T. Bennett, Jr........        $26,791            0                     0                   $     32,750
   Director
Nancy J. Dunn..............        $ 6,774            0                     0                   $      8,300
   Director
Philip D. English..........        $26,791            0                     0                   $     32,750
   Director
William A. Humenuk.........        $26,791            0                     0                   $     32,750
   Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations owned of record or beneficially 5% or more of the shares of the TS&W Portfolios:

          TS&W International Equity Portfolio: Riverside Health Care Foundation, 606 Denbigh Boulevard, Suite 601, Newport News, VA, 9.4% and The Kennedy Foundation, 1700 Tower II, Corpus Christi, TX, 8.7%.

          TS&W Equity Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 12.9% and Larco Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 10.3%.

          TS&W Fixed Income Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 12.2%; Crestar Bank FBO C.B. Fleet Defined Benefit PP Trustee, 1010 Main Street, Lynchburg, VA, 7.7%* and Larco Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 5.8%.

-------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                                 INVESTMENT ADVISER

CONTROL OF ADVISER

          Thompson, Siegel & Walmsley, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolios, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser's investment professionals work as a team in the development of equity investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the Adviser attempts to assess which areas of the economy are expected to exhibit relative strength and studies broad economic and political trends and monitors the movement of interest rates and corporate earnings. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through fundamental valuation analysis, the Adviser attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation and attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional and fundamental measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other companies in the market.

          The Adviser's investment professionals work as a team in the development of fixed income investment strategy. The decision making consists of an interactive economic top-down approach, valuation analysis, market structure analysis, and fundamental credit analysis. Economic analysis begins with an examination of monetary policy, fiscal policy, and gross domestic product. An internally generated outlook for the direction of interest rates is formulated, and the maturity/duration of portfolios will be established to reflect the Adviser's outlook. Under normal market conditions, the maturity or duration will average within a plus or minus range of 20% to the benchmark, which is the Lehman Brothers Government/Corporate Index.

Generally, duration is gradually adjusted as the outlook for interest rates changes. Valuation analysis examines market fundamentals and the relative pricing of maturities, sectors, and individual issues. Market structure analysis compares the present cycle of interest rates to historical cycles in terms of interest rates, supply and demand trends, and investor sentiment. Extreme variance from the norm which creates excessive risk or opportunity is often highlighted by this work, and portfolios are adjusted accordingly.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Johnson & Higgins, Cooper Tire & Rubber Co., Ames Co., Owens & Minor, Inc., Smithfield Foods and Butterick Company.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for the services rendered by the Adviser under the Advisory Agreements, each TS&W Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the TS&W Portfolios' average daily net assets for the month:

                                                Rate
TS&W Balanced Portfolio..............           0.65%
TS&W Equity Portfolio................           0.75%
TS&W International Equity Portfolio..           1.00%
TS&W Fixed Income Portfolio..........           0.45%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the TS&W Equity Portfolio paid advisory fees of approximately $373,000, $541,000 and $689,525, respectively; the TS&W Fixed Income Portfolio paid advisory fees of $180,000, $243,000 and 286,323, respectively; and the TS&W International Equity Fund paid advisory fees of $602,000, $931,000 and $1,164,469, respectively.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's TS&W Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the TS&W Equity Portfolio paid brokerage commissions of $47,782, $76,280 and $96,579, respectively; and the TS&W International Equity Portfolio paid brokerage commissions of $199,887, $254,122 and $359,324, respectively.

          Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of

The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                                   Annual Rate
          TS&W Balanced Portfolio                                        0.06%
          TS&W Equity Portfolio                                          0.06%
          S&W International Equity Portfolio                             0.06%
          TS&W Fixed Income Portfolio                                    0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for fiscal periods prior to April 16, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          For the fiscal year ended October 31, 1995, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $78,000, $80,000 and $84,000, respectively. For the fiscal year ended October 31, 1996 the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $106,549, $94,203 and $139,451, respectively. For the fiscal year ended October 31, 1997, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $146,500, $105,390, and $190,553, respectively. Of the fees paid during the year ended October 31, 1997, TS&W Equity Portfolio paid $91,762 to CGFSC and $54,738 to UAMFSI; TS&W Fixed Income Portfolio paid $79,951 to CGFSC and $25,439 to UAMFSI; and TS&W International Equity Portfolio paid $120,691 to CGFSC and $69,862 to UAMFSI.
The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Prospectus.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios paid the Service Provider $5,668, $2,589 and $2,577, respectively, in fees pursuant to the Services Agreement.


                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolios during the fiscal year ended October 31, 1997.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the TS&W Portfolios from inception and for the one- and five-year periods ended on the date of the Financial Statements included herein are as follows:

                                                   Since
                                                Inception
                   One Year      Five Years      Through
                    Ended          Ended       Year Ended
                  October 31,    October 31,   October 31,   Inception
                     1997           1997          1997          Date
                     ----           ----          ----          ----
TS&W Equity
Portfolio......     26.31%         16.27%        14.57%        7/17/92

TS&W Fixed
Income
Portfolio......      8.40%          6.44%         6.33%        7/17/92

TS&W
International
Equity
Portfolio......      7.94%            --         10.31%       12/18/92


          The Balanced Portfolio was not operational as of October 31, 1997. Accordingly, no total return figures are available.

          These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

where:

        P   =       a hypothetical initial payment of $1,000
        T   =       average annual total return
        n   =       number of years
        ERV =       ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment.

          The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the TS&W Fixed Income Portfolio for the 30-day period ended on the date of the Financial Statements included herein was 5.74%.

          This figure is obtained using the following formula:

     Yield = 2[( a - b + 1 )/6/ - 1]
                 -----
                  cd

where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified two additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service or Advisor Shares have been offered by the Portfolios.

          The shares of the Portfolio of the Fund, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each TS&W Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in each Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements of the TS&W Portfolios which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - The rating C is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories except in the AAA, CC, C, CI and D categories.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

          Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Fund will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

          Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, pools of variable rate mortgages (VRM), growing equity mortgages
(GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary may be purchased. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

          All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools.

Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

          As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

          Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

          Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

          Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

          The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

          The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased by the Fund will, however, be rated of investment grade quality by Moody's or S&P.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

          (f)  Morgan Stanley Capital International EAFE Index and World Index -
- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index --currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) The Lehman Brothers Government/Corporate Index --is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange; 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index and 55% Standard & Poor's 500 Stock Index, 35% Lehman Brothers Government/Corporate Index and 10% cash equivalents.

          (q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.


          (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

          (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (86.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
 Raytheon Co. .............................................. 23,610 $ 1,280,843
-------------------------------------------------------------------------------
BANKS (5.3%)
 BankAmerica Corp. ......................................... 13,000     929,500
 Crestar Financial Corp. ................................... 21,590   1,021,477
 J.P. Morgan & Co. ......................................... 20,000   2,195,000
 National City Corp. ....................................... 15,300     914,175
                                                                    -----------
                                                                      5,060,152
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Archer-Daniels-Midland Co. ................................ 70,875   1,576,969
 CPC International, Inc. ................................... 18,070   1,788,930
 Procter & Gamble Co. ...................................... 10,000     680,000
                                                                    -----------
                                                                      4,045,899
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.8%)
 Albany International Corp., Class A........................ 39,325     958,547
 Flowserve Corp. ........................................... 31,979     951,375
 Grainger (W.W.), Inc. ..................................... 20,000   1,748,750
 Raychem Corp. .............................................  9,800     887,513
                                                                    -----------
                                                                      4,546,185
-------------------------------------------------------------------------------
CHEMICALS (1.1%)
 Nalco Chemical Co. ........................................ 26,840   1,073,600
-------------------------------------------------------------------------------
CONSTRUCTION (1.5%)
 Ingersoll-Rand Co. ........................................ 37,800   1,471,837
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (1.4%)
 Masco Corp. ............................................... 29,920   1,312,740
-------------------------------------------------------------------------------
CONSUMER STAPLES (4.6%)
 International Flavors & Fragrances, Inc. .................. 62,500   3,023,437
 Unilever N.V.-New York Shares.............................. 26,000   1,387,750
                                                                    -----------
                                                                      4,411,187
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRONICS (10.1%)
 AMP, Inc. ................................................  35,000 $ 1,575,000
 Electronic Data Systems Corp. ............................  70,000   2,708,125
 Emerson Electric Co. .....................................  20,100   1,053,994
 General Electric Co. .....................................  15,436     996,587
 Hewlett-Packard Co. ......................................  37,000   2,282,437
 Motorola, Inc. ...........................................  17,000   1,049,750
                                                                    -----------
                                                                      9,665,893
-------------------------------------------------------------------------------
ENERGY (8.6%)
 Chevron Corp. ............................................  16,700   1,385,056
 Dresser Industries, Inc. .................................  45,050   1,897,731
 Elf Aquitaine ADR.........................................  37,479   2,314,328
 Schlumberger Ltd. ........................................  13,340   1,167,250
 Texaco, Inc. .............................................  25,000   1,423,438
                                                                    -----------
                                                                      8,187,803
-------------------------------------------------------------------------------
HEALTH CARE (4.5%)
 Johnson & Johnson.........................................  44,500   2,553,187
 Schering-Plough Corp. ....................................  31,480   1,764,848
                                                                    -----------
                                                                      4,318,035
-------------------------------------------------------------------------------
INSURANCE (0.9%)
 Chubb Corp. ..............................................  12,500     828,125
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.8%)
 McDonald's Corp. .........................................  59,430   2,663,207
-------------------------------------------------------------------------------
MANUFACTURING (2.4%)
 Pall Corp. ............................................... 111,700   2,310,794
-------------------------------------------------------------------------------
PAPER & PACKAGING (0.9%)
 International Paper Co. ..................................  19,400     873,000
-------------------------------------------------------------------------------
PHARMACEUTICALS (4.6%)
 American Home Products Corp. .............................  32,500   2,409,062
 Pharmacia & Upjohn, Inc. .................................  62,500   1,984,375
                                                                    -----------
                                                                      4,393,437
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (6.1%)
 Duke Realty Investments, Inc. ............................. 50,000 $ 1,125,000
 Highwoods Properties, Inc. ................................ 33,000   1,138,500
 Liberty Property Trust..................................... 47,500   1,330,000
 Merry Land & Investment Co., Inc. ......................... 52,400   1,142,975
 United Dominion Realty Trust............................... 75,000   1,040,625
                                                                    -----------
                                                                      5,777,100
-------------------------------------------------------------------------------
RETAIL (1.1%)
 Wal-Mart Stores, Inc. ..................................... 30,000   1,053,750
-------------------------------------------------------------------------------
SERVICES (3.0%)
 Burlington Northern, Inc. ................................. 10,000     950,000
 Waste Management, Inc. .................................... 81,820   1,912,542
                                                                    -----------
                                                                      2,862,542
-------------------------------------------------------------------------------
TECHNOLOGY (3.2%)
 Corning, Inc. ............................................. 45,000   2,030,625
 B.F. Goodrich Co. ......................................... 23,600   1,051,675
                                                                    -----------
                                                                      3,082,300
-------------------------------------------------------------------------------
UTILITIES (14.0%)
 Dominion Resources, Inc. .................................. 47,650   1,771,984
 Enron Corp. ............................................... 70,225   2,668,550
 GTE Corp. ................................................. 66,300   2,813,606
 MCI Communications Corp. .................................. 55,000   1,949,063
 NICOR, Inc. ............................................... 15,700     605,431
 Pacificorp................................................. 98,600   2,138,387
 Southern Co. .............................................. 61,000   1,399,188
                                                                    -----------
                                                                     13,346,209
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $67,468,319)......................         82,564,638
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (13.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (13.7%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/3/97, to be repurchased at $13,075,099,
  collateralized by $12,530,203 of various U.S.
  Treasury Notes, 5.50%-8.75%, due 5/15/00-6/30/02,
  valued at $13,076,373 (COST $13,069,000)............ $13,069,000 $13,069,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $80,537,319) (A).....              95,633,638
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)..................                 (51,904)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $95,581,734
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+    See Note A to Financial Statements.
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $80,537,319. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $15,096,319. This consisted of aggregate gross unrealized appreciation for all securities of $16,664,519 and aggregate gross unrealized depreciation for all securities of $1,568,200.

   The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (51.2%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (20.2%)
 6.25%, 8/15/23.........................................  $3,900,000 $ 3,907,059
 7.125%, 2/15/23........................................   5,050,000   5,610,852
 8.125%, 8/15/19........................................   3,490,000   4,265,094
                                                                     -----------
                                                                      13,783,005
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (31.0%)
 6.00%, 9/30/98.........................................   2,050,000   2,058,282
 6.125%, 8/31/98........................................   2,000,000   2,009,300
 6.25%, 8/31/00.........................................   3,235,000   3,277,152
 6.375%, 1/15/99-7/15/99................................   3,825,000   3,867,138
 6.50%, 8/15/05.........................................   5,000,000   5,181,350
 7.25%, 8/15/04.........................................   2,350,000   2,533,112
 7.50%, 5/15/02.........................................   2,000,000   2,135,780
                                                                     -----------
                                                                      21,062,114
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $33,122,791).....              34,845,119
--------------------------------------------------------------------------------
AGENCY SECURITIES (21.9%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.5%)
 6.00%, 2/1/02..........................................   3,083,623   3,071,628
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (11.4%)
 6.50%, 2/1/03..........................................   2,679,507   2,683,694
 7.00%, 3/1/11..........................................   2,405,955   2,436,781
 8.00%, 2/1/23..........................................   2,515,805   2,615,651
                                                                     -----------
                                                                       7,736,126
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.0%)
 7.50%, 1/15/07-12/15/22................................   1,745,576   1,784,851
 9.00%, 8/15/24.........................................   2,135,944   2,286,127
 12.50%, 11/15/13.......................................       5,633       6,562
                                                                     -----------
                                                                       4,077,540
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $14,667,112)..............              14,885,294
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (21.5%)
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.5%)
 Phillip Morris Cos., Inc. 7.25%, 9/15/01..............  $3,000,000 $ 3,082,500
--------------------------------------------------------------------------------
FINANCIAL SERVICES (12.4%)
 CIT Group Holdings 6.375%, 8/1/02.....................   3,000,000   3,007,500
 Countrywide Funding Corp. 8.25%, 7/15/02..............   2,000,000   2,147,500
 Fleet/Norstar Group 8.125%, 7/1/04....................     655,000     711,494
 Lehman Brothers, Inc. 7.125%, 7/15/02.................   2,500,000   2,578,125
                                                                    -----------
                                                                      8,444,619
--------------------------------------------------------------------------------
INDUSTRIAL (4.6%)
 Ford Motor Credit Co. 7.00%, 9/25/01..................   3,000,000   3,097,500
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $14,396,828).........              14,624,619
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.0%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $4,078,903,
  collateralized by $3,908,917 of various U.S. Treasury
  Notes, 5.50%-8.75%, due 5/15/00-6/30/02, valued at
  $4,079,300 (COST $4,077,000).........................   4,077,000   4,077,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $66,263,731)(A).......              68,432,032
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)...................                (445,380)
--------------------------------------------------------------------------------
NET ASSETS (100%)......................................             $67,986,652
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $66,278,568. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $2,153,464. This consisted of aggregate gross unrealized appreciation for all securities of $2,156,521 and aggregate gross unrealized depreciation for all securities of $3,057.

   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (86.3%)
-------------------------------------------------------------------------------
ARGENTINA (1.6%)
 YPF S.A. ADR.............................................  58,000 $  1,856,000
-------------------------------------------------------------------------------
AUSTRALIA (2.8%)
 Brambles Industries Ltd. ................................ 106,000    2,037,315
 WMC Ltd. ................................................ 320,994    1,139,573
                                                                   ------------
                                                                      3,176,888
-------------------------------------------------------------------------------
BRAZIL (1.5%)
 Telebras S.A. ADR........................................  17,000    1,725,500
-------------------------------------------------------------------------------
DENMARK (1.5%)
 Novo Nordisk A/S, Class B................................  16,000    1,731,945
-------------------------------------------------------------------------------
FINLAND (1.6%)
 Instrumentarium Group, Class A...........................  53,000    1,791,682
-------------------------------------------------------------------------------
FRANCE (4.0%)
 Castorama Dubois.........................................  10,000    1,042,118
 Elf Aquitaine S.A. ......................................  12,463    1,542,991
 Elf Aquitaine S.A. ADR...................................   9,227      569,767
 Valeo SA.................................................  22,115    1,475,203
                                                                   ------------
                                                                      4,630,079
-------------------------------------------------------------------------------
GERMANY (9.8%)
 adidas AG................................................  12,000    1,747,302
 Bayerische Motoren Werke AG..............................   2,225    1,613,441
 #Deutsche Lufthansa AG................................... 100,000    1,757,745
 Karstadt AG..............................................   4,000    1,387,632
 Mannesmann AG............................................   3,681    1,558,841
 Tarkett AG...............................................  30,000      741,385
 #Tarkett AG ADR..........................................  34,000      904,740
 Veba AG..................................................  28,000    1,575,589
                                                                   ------------
                                                                     11,286,675
-------------------------------------------------------------------------------
HONG KONG (3.8%)
 HSBC Holdings plc........................................  94,518    2,139,799
 Hutchison Whampoa Ltd. .................................. 250,000    1,730,272
 Sun Hung Kai Properties Ltd. ............................  75,000      553,040
                                                                   ------------
                                                                      4,423,111
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 INDIA (1.2%)
 *Indian Opportunities Fund Ltd. ......................... 156,183 $  1,405,647
-------------------------------------------------------------------------------
 ISRAEL (1.0%)
  Scitex Corp., Ltd. ..................................... 100,000    1,200,000
-------------------------------------------------------------------------------
 JAPAN (10.1%)
  Canon, Inc. ............................................  62,000    1,504,654
  East Japan Railway Co. .................................     200      972,407
  Hitachi Ltd. ........................................... 193,000    1,483,752
  Japan OTC Equity Fund, Inc. ............................ 150,000      815,625
  Mitsubishi Heavy Industries Ltd. ....................... 223,000    1,095,354
  Mitsui & Co., Ltd. ..................................... 199,000    1,510,032
  Nomura Securities Co., Ltd. ............................ 140,000    1,628,989
  Riso Kagaku.............................................  27,200    1,602,793
  Yamatake-Honeywell Co., Ltd. ...........................  90,000    1,084,608
                                                                   ------------
                                                                     11,698,214
-------------------------------------------------------------------------------
 KOREA (1.1%)
  Samsung Electronics Co. ................................  32,982    1,302,102
-------------------------------------------------------------------------------
 MALAYSIA (0.4%)
  Carlsberg Brewery (Malaysia) Bhd. ...................... 116,500      419,946
-------------------------------------------------------------------------------
 MEXICO (2.6%)
 *Banacci, Class B........................................ 600,000    1,207,186
  Panamerican Beverages, Inc., Class A....................  56,000    1,736,000
                                                                   ------------
                                                                      2,943,186
-------------------------------------------------------------------------------
 NETHERLANDS (5.9%)
 *ASM Lithography Holding N.V. ...........................  25,000    1,816,074
  ING Groep N.V. .........................................  36,076    1,514,783
  Koninklijke Emballage Industrie Van Leer................  80,000    1,619,784
  Philips Electronics N.V. ...............................  24,000    1,879,443
                                                                   ------------
                                                                      6,830,084
-------------------------------------------------------------------------------
 NORWAY (2.1%)
 *Petroleum Geo-Services ASA..............................  35,000    2,399,105
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 SINGAPORE (2.3%)
  Clipsal Industries Ltd. ................................ 459,000 $  1,188,810
  Datacraft Asia Ltd. .................................... 648,000    1,477,440
                                                                   ------------
                                                                      2,666,250
-------------------------------------------------------------------------------
 SPAIN (2.9%)
  ENDESA..................................................  91,200    1,718,388
  Repsol S.A. ADR.........................................  39,000    1,657,500
                                                                   ------------
                                                                      3,375,888
-------------------------------------------------------------------------------
 SWEDEN (9.6%)
  Ericsson (LM) ADR.......................................  67,000    2,964,750
  Esselte AB, Class B.....................................  55,000    1,195,541
  Getinge Industrier AB, Class B..........................  80,000    1,376,238
 *Scandic Hotels AB....................................... 102,000    2,312,401
  Sparbanken Sverige AB, Class A.......................... 110,000    2,493,766
  Tornet Fastighets AB....................................  60,000      784,136
                                                                   ------------
                                                                     11,126,832
-------------------------------------------------------------------------------
 SWITZERLAND (4.5%)
  ABB AG (Bearer).........................................   1,380    1,798,286
  Roche Holding AG........................................     215    1,889,022
  Sika Finanz AG (Bearer).................................   5,000    1,470,903
                                                                   ------------
                                                                      5,158,211
-------------------------------------------------------------------------------
 THAILAND (0.4%)
  Thai Euro Fund..........................................  50,000      487,500
-------------------------------------------------------------------------------
 UNITED KINGDOM (15.6%)
  British Airport Authority plc........................... 134,527    1,241,107
  First Leisure Corp. plc................................. 250,000    1,075,634
 *Flextech plc............................................ 183,000    1,795,743
  Geest plc............................................... 375,000    2,333,686
 *Norwich Union plc....................................... 325,000    1,853,529
  Psion plc............................................... 265,000    1,981,855
  Rolls-Royce plc......................................... 418,556    1,502,465
  RTZ Corp. plc (Registered).............................. 104,227    1,342,699
  TI Group plc............................................ 179,165    1,645,411

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                       SHARES         VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 TransTec plc.....................................         840,000 $  1,479,469
 Unilever plc.....................................         244,000    1,817,230
                                                                   ------------
                                                                     18,068,828
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $85,711,400)............                   99,703,673
-------------------------------------------------------------------------------
PREFERRED STOCKS (1.0%)
-------------------------------------------------------------------------------
BRAZIL (1.0%)
 Banco Itau S.A. (COST $1,224,142)................       3,000,000    1,210,994
-------------------------------------------------------------------------------
                                                        FACE
                                                       AMOUNT
-------------------------------------------------------------------------------
CONVERTIBLE BONDS (6.6%)
-------------------------------------------------------------------------------
JAPAN (5.7%)
 Credit Saison Co., Ltd., Series 1, 0.50%,
  3/31/03......................................... JPY 200,000,000    2,559,840
 Denso Corp., Series 4, 1.60%, 12/20/02...........     120,000,000    1,605,718
 Sony Corp., Series 4, 1.40%, 3/31/05.............     225,000,000    2,468,418
                                                                   ------------
                                                                      6,633,976
-------------------------------------------------------------------------------
SWITZERLAND (0.9%)
 Novartis AG 2.00%, 10/6/02....................... CHF     700,000    1,034,250
-------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $6,454,423).........                    7,668,226
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.2%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97 to be repurchased at $7,100,312,
  collateralized by $6,804,411 of various U.S.
  Treasury Notes, 5.50%-8.75%, due 5/15/00-6/30/02,
  valued at $7,101,004 (COST $7,097,000).............. $7,097,000 $  7,097,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $100,486,965) (A)....             115,679,893
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)..................                (179,520)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $115,500,373
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security
#   144A Security-Certain conditions for public sale may exist.
ADR American Depositary Receipt
CHF Swiss Franc
JPY Japanese Yen
(a) The cost for federal income tax purposes was $100,504,632. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $15,175,261. This consisted of aggregate gross unrealized appreciation for all securities of $23,956,389 and aggregate gross unrealized depreciation for all securities of $8,781,128.

   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

  At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET        MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS      VALUE
----------------------------------------------------------------------------------
Automotive.................................................   2.7 %  $  3,115,907
Banks......................................................   6.1       7,051,745
Beverages, Food & Tobacco..................................   5.5       6,306,862
Broadcasting & Publishing..................................   1.5       1,795,743
Building Materials.........................................   1.4       1,646,125
Construction...............................................   1.3       1,470,903
Consumer Cyclical..........................................   1.5       1,747,302
Consumer Durables..........................................   5.5       6,329,716
Electronics................................................  11.1      12,838,382
Energy.....................................................   6.9       8,025,363
Entertainment & Leisure....................................   0.9       1,075,634
Financial Services.........................................   3.6       4,188,830
Health Care................................................   5.3       6,091,192
Industrial.................................................   6.2       7,214,584
Insurance..................................................   2.9       3,368,312
Lodging & Restaurants......................................   2.0       2,312,401
Manufacturing..............................................   1.4       1,619,784
Metals.....................................................   2.1       2,482,272
Multi-Industry.............................................   6.6       7,594,487
Office Equipment...........................................   1.4       1,602,793
Pharmaceuticals............................................   1.5       1,731,945
Real Estate................................................   1.2       1,337,176
Repurchase Agreement.......................................   6.1       7,097,000
Retail.....................................................   1.2       1,387,632
Services...................................................   4.8       5,516,081
Technology.................................................   1.3       1,504,654
Telecommunications.........................................   2.8       3,202,940
Transportation.............................................   2.4       2,730,151
Utilities..................................................   2.9       3,293,977
----------------------------------------------------------------------------------
  Total Investments........................................ 100.1 %  $115,679,893
Other Assets and Liabilities (Net).........................  (0.1)       (179,520)
----------------------------------------------------------------------------------
  Net Assets............................................... 100.0 %  $115,500,373
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                         TS&W          TS&W
                                             TS&W        FIXED     INTERNATIONAL
                                            EQUITY      INCOME        EQUITY
                                           PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
 Investments, at Cost,................... $80,537,319 $66,263,731  $100,486,965
                                          =========== ===========  ============
 Investments, at Value (Including
  Repurchase Agreements of $13,069,000,
  $4,077,000 and $7,097,000,
  respectively).......................... $95,633,638 $68,432,032  $115,679,893
 Foreign Currency, at Value (Cost
  $39,988)...............................         --          --         35,677
 Cash....................................         912          37           --
 Receivable for Investments Sold.........         --          --        951,073
 Dividends Receivable....................     111,589         --         84,831
 Receivable for Portfolio Shares Sold....       8,000       3,000       527,280
 Foreign Withholding Tax Reclaim
  Receivable.............................         --          --        188,083
 Interest Receivable.....................       2,033     809,169         9,677
 Other Assets............................       2,353       1,566         2,915
--------------------------------------------------------------------------------
  Total Assets...........................  95,758,525  69,245,804   117,479,429
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......         --    1,188,963       780,000
 Payable for Portfolio Shares Redeemed...      73,260         --        555,537
 Payable for Investment Advisory Fees--
  Note B.................................      63,215      25,852       107,342
 Payable for Administrative Fees--Note C.      12,850       8,725        16,782
 Payable for Custodian Fees--Note D......       2,772       3,599       106,023
 Payable for Account Services Fees--Note
  F......................................         810         --          1,258
 Payable for Directors' Fees--Note G.....         820         753           889
 Due to Custodian Bank--Note D...........         --          --        387,270
 Payable for Dividends Declared..........         --        9,427           --
 Other Liabilities.......................      23,064      21,833        23,955
--------------------------------------------------------------------------------
  Total Liabilities......................     176,791   1,259,152     1,979,056
--------------------------------------------------------------------------------
NET ASSETS............................... $95,581,734 $67,986,652  $115,500,373
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital......................... $64,171,019 $65,947,757  $ 97,280,448
 Undistributed (Overdistributed) Net In-
  vestment Income........................     163,142     (18,624)      529,912
 Accumulated Net Realized Gain (Loss)....  16,151,254    (110,782)    2,518,645
 Unrealized Appreciation/Depreciation....  15,096,319   2,168,301    15,171,368
--------------------------------------------------------------------------------
NET ASSETS............................... $95,581,734 $67,986,652  $115,500,373
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000).....   5,786,215   6,452,918     7,626,306
 Net Asset Value, Offering and Redemption
  Price Per Share........................ $     16.52 $     10.54  $      15.14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                            TS&W         TS&W
                                               TS&W        FIXED     INTERNATIONAL
                                              EQUITY       INCOME       EQUITY
                                             PORTFOLIO   PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................  $ 2,078,144  $      --    $1,943,777
 Interest.................................      391,520   4,135,270      323,729
 Less: Foreign Taxes Withheld.............          --          --      (205,421)
----------------------------------------------------------------------------------
  Total Income............................    2,469,664   4,135,270    2,062,085
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.........      684,525     286,323    1,164,469
 Administrative Fees--Note C..............      146,500     105,390      190,553
 Custodian Fees--Note D...................       10,249       8,789       77,648
 Account Services Fees--Note F............        5,668       2,589        2,577
 Directors' Fees--Note G..................        3,189       2,822        3,531
 Other Expenses...........................       54,279      49,452       73,261
----------------------------------------------------------------------------------
  Total Expenses..........................      904,410     455,365    1,512,039
 Expense Offset--Note A...................         (136)       (301)      (1,803)
----------------------------------------------------------------------------------
  Net Expenses............................      904,274     455,064    1,510,236
----------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................    1,565,390   3,680,206      551,849
----------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments..............................   16,195,514      48,016    2,526,992
 Foreign Exchange Transactions............          --          --        28,276
----------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND
 FOREIGN EXCHANGE TRANSACTIONS............   16,195,514      48,016    2,555,268
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments..............................    2,896,650   1,493,638    5,094,492
 Foreign Exchange Translations............          --          --       (21,048)
----------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECATION/DEPRECIATION.................    2,896,650   1,493,638    5,073,444
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS....................   19,092,164   1,541,654    7,628,712
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................  $20,657,554  $5,221,860   $8,180,561
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  1,565,390  $  1,391,299
 Net Realized Gain...................................    16,195,514     6,684,146
 Net Change in Unrealized Appreciation/Depreciation..     2,896,650     5,430,617
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................    20,657,554    13,506,062
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (1,548,754)   (1,354,955)
 Net Realized Gain...................................    (6,706,841)   (1,593,944)
----------------------------------------------------------------------------------
  Total Distributions................................    (8,255,595)   (2,948,899)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................     9,013,129    19,601,348
   --In Lieu of Cash Distributions...................     7,810,103     2,760,308
 Redeemed............................................   (15,197,710)  (11,716,080)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     1,625,522    10,645,576
----------------------------------------------------------------------------------
 Total Increase......................................    14,027,481    21,202,739
Net Assets:
 Beginning of Period.................................    81,554,253    60,351,514
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $163,142 and $189,956, respective-
  ly)................................................  $ 95,581,734  $ 81,554,253
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................       578,626     1,434,829
  In Lieu of Cash Distributions......................       559,828       210,384
  Shares Redeemed....................................      (983,929)     (854,647)
----------------------------------------------------------------------------------
                                                            154,525       790,566
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Interest Income...................................  $ 3,680,206  $ 2,966,147
 Net Realized Gain.....................................       48,016      497,684
 Net Change in Unrealized Appreciation/Depreciation....    1,493,638     (872,322)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    5,221,860    2,591,509
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (3,668,126)  (2,959,603)
 In Excess of Net Investment Income....................      (12,080)      (6,544)
----------------------------------------------------------------------------------
  Total Distributions..................................   (3,680,206)  (2,966,147)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................    9,167,888   17,967,704
   --In Lieu of Cash Distributions.....................    3,572,636    2,915,928
 Redeemed..............................................   (7,987,804)  (5,493,469)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    4,752,720   15,390,163
----------------------------------------------------------------------------------
 Total Increase........................................    6,294,374   15,015,525
Net Assets:
 Beginning of Period...................................   61,692,278   46,676,753
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
  net investment income of $(18,624) and $(6,544), re-
  spectively)..........................................  $67,986,652  $61,692,278
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      892,974    1,763,847
  In Lieu of Cash Distributions........................      347,371      284,741
  Shares Redeemed......................................     (775,004)    (541,108)
----------------------------------------------------------------------------------
                                                             465,341    1,507,480
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $    551,849  $    785,452
 Net Realized Gain...................................     2,555,268       700,134
 Net Change in Unrealized Appreciation/Depreciation..     5,073,444     5,859,381
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................     8,180,561     7,344,967
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (808,398)     (847,432)
 Net Realized Gain...................................      (639,370)          --
----------------------------------------------------------------------------------
  Total Distributions................................    (1,447,768)     (847,432)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................    51,429,847    21,166,664
   --In Lieu of Cash Distributions...................     1,434,895       837,181
 Redeemed............................................   (47,436,454)   (2,715,197)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     5,428,288    19,288,648
----------------------------------------------------------------------------------
 Total Increase......................................    12,161,081    25,786,183
Net Assets:
 Beginning of Period.................................   103,339,292    77,553,109
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $529,912 and $750,393, respective-
  ly)................................................  $115,500,373  $103,339,292
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................     3,212,502     1,532,523
  In Lieu of Cash Distributions......................       100,342        63,761
  Shares Redeemed....................................    (2,951,613)     (196,067)
----------------------------------------------------------------------------------
                                                            361,231     1,400,217
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                          --------------------------------------
                                     1997     1996     1995     1994     1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 14.48  $ 12.47  $ 11.23  $ 11.02  $  9.65
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.27     0.26     0.23     0.19     0.14
 Net Realized and Unrealized Gain.     3.25     2.34     1.34     0.33     1.36
--------------------------------------------------------------------------------
  Total From Investment
   Operations.....................     3.52     2.60     1.57     0.52     1.50
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.27)   (0.26)   (0.22)   (0.18)   (0.13)
 Net Realized Gain................    (1.21)   (0.33)   (0.11)   (0.13)     --
--------------------------------------------------------------------------------
  Total Distributions.............    (1.48)   (0.59)   (0.33)   (0.31)   (0.13)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 16.52  $ 14.48  $ 12.47  $ 11.23  $ 11.02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN......................    26.31%   21.45%   14.32%    4.82%   15.62%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................  $95,582  $81,554  $60,352  $38,379  $30,953
Ratio of Expenses to Average Net
 Assets...........................     0.99%    1.01%    1.01%    1.10%    1.22%
Ratio of Net Investment Income to
 Average Net Assets...............     1.72%    1.93%    2.04%    1.74%    1.51%
Portfolio Turnover Rate...........       42%      40%      17%      23%      23%
Average Commission Rate #.........  $0.0593  $0.0692      N/A      N/A      N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.     0.99%    1.01%    0.99%     N/A      N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                          --------------------------------------
                                    1997     1996     1995     1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 10.30  $ 10.42  $  9.60  $ 10.75   $ 10.09
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.59     0.56     0.56     0.47      0.44
 Net Realized and Unrealized Gain
  (Loss).........................     0.24    (0.12)    0.82    (1.05)     0.68
--------------------------------------------------------------------------------
  Total From Investment
   Operations....................     0.83     0.44     1.38    (0.58)     1.12
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.59)   (0.56)   (0.56)   (0.47)    (0.46)
 Net Realized Gain...............      --       --       --     (0.10)      --
--------------------------------------------------------------------------------
  Total Distributions............    (0.59)   (0.56)   (0.56)   (0.57)    (0.46)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 10.54  $ 10.30  $ 10.42  $  9.60   $ 10.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................     8.40%    4.40%   14.73%   (5.46)%   11.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $67,987  $61,692  $46,677  $32,118   $28,987
Ratio of Expenses to Average Net
 Assets..........................     0.72%    0.77%    0.76%    1.02%     1.15%
Ratio of Net Investment Income to
 Average Net Assets..............     5.79%    5.50%    5.56%    4.73%     4.39%
Portfolio Turnover Rate..........       36%      59%      25%      27%       83%
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     0.72%    0.77%    0.75%     N/A       N/A
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 DECEMBER 18,***
                                YEARS ENDED OCTOBER 31,              1992 TO
                           ------------------------------------    OCTOBER 31,
                             1997      1996     1995     1994         1993
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  14.22  $  13.22  $ 13.85  $ 12.54      $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...      0.07      0.10     0.13     0.07         0.05
 Net Realized and
  Unrealized Gain (Loss).      1.05      1.04    (0.31)    1.29         2.49
--------------------------------------------------------------------------------
  Total From Investment
   Operations............      1.12      1.14    (0.18)    1.36         2.54
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...     (0.11)    (0.14)   (0.09)   (0.05)         --
 Net Realized Gain.......     (0.09)      --     (0.36)     --           --
--------------------------------------------------------------------------------
  Total Distributions....     (0.20)    (0.14)   (0.45)   (0.05)         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................  $  15.14  $  14.22  $ 13.22  $ 13.85      $ 12.54
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.............      7.94%     8.71%    1.11%   10.87%       25.40%+**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............  $115,500  $103,339  $77,553  $49,362      $28,030
Ratio of Expenses to
 Average Net Assets......      1.30%     1.35%    1.32%    1.38%        1.37%
Ratio of Net Investment
 Income to Average Net
 Assets..................      0.47%     0.84%    1.29%    0.70%        1.02%
Portfolio Turnover Rate..        45%       25%      23%      30%          11%
Average Commission Rate
 #.......................  $ 0.0008  $ 0.0015      N/A      N/A          N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share...       N/A       N/A      N/A      N/A      $  0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................      1.30%     1.34%    1.30%     N/A          N/A
--------------------------------------------------------------------------------

*   Annualized
**  Not Annualized
*** Commencement of Operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                TS&W PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolio"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the TS&W Portfolios is as follows:

  TS&W EQUITY PORTFOLIO seeks to provide above average long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

  TS&W FIXED INCOME PORTFOLIO seeks to provide above average long-term total return with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.

  TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide above average long-term total return with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Portfolio accrues such taxes when the related income or gains are earned.

                                TS&W PORTFOLIOS

  At October 31, 1997, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes of $95,946 which will expire on October 31, 2003.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                TS&W PORTFOLIOS

  6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will normally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, and for the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                             ACCUMULATED
                                              UNDISTRIBUTED      NET
                                              NET INVESTMENT  REALIZED   PAID IN
   TS&W PORTFOLIOS                            INCOME (LOSS)  GAIN (LOSS) CAPITAL
   ---------------                            -------------- ----------- -------
   Equity....................................    $(43,450)     $ 3,488   $39,962
   Fixed Income..............................     (12,080)      12,080       --
   International Equity......................      36,068      (36,068)      --

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a monthly fee calculated at an annual rate of average daily net assets for the month, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                         -----
   Equity................................................................. 0.75%
   Fixed Income........................................................... 0.45%
   International Equity................................................... 1.00%

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to

                                TS&W PORTFOLIOS
the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06%, 0.04% and 0.06% of average daily net assets for the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
   TS&W PORTFOLIOS                                        FEES        TO CGFSC
   ---------------                                   -------------- ------------
   Equity...........................................    $146,500      $ 91,762
   Fixed Income.....................................     105,390        79,951
   International Equity.............................     190,553       120,691

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased for the TS&W International Equity Portfolio.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

                                TS&W PORTFOLIOS

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

   TS&W PORTFOLIOS                                        PURCHASES     SALES
   ---------------                                       ----------- -----------
   Equity............................................... $34,493,465 $46,795,006
   Fixed Income.........................................  12,765,108   6,700,000
   International Equity.................................  50,903,737  49,806,232

Purchases and sales of long-term U.S. Government securities were $15,103,662 and $15,130,889, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Equity Portfolio and the TS&W International Equity Portfolio. Purchases include in-kind transactions of securities with a value of $73,438, for the TS&W Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
   TS&W PORTFOLIOS                                        SHAREHOLDERS OWNERSHIP
   ---------------                                        ------------ ---------
   Equity................................................       2        23.0%
   Fixed Income..........................................       1        12.2

At October 31, 1997, the net assets of TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1997, the TS&W Equity and the TS&W International Equity Portfolios hereby designate $5,152,275 and $639,370, respectively as long-term capital gain dividend for the purpose of the dividend paid deduction on their Federal income tax returns.

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio was 53.6%. Foreign taxes during the fiscal year ended October 31, 1997 amounted to $205,421 for the TS&W International Equity Portfolio and are expected to be passed through to the shareholders as foreign tax credits on Form 1099--Dividend for the year ending December 31, 1997 which shareholders of the Portfolios will receive in late January 1998. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $1,984,667 for the TS&W International Equity Portfolio. For the year ended October 31, 1997, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 63.4%.